UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07840

Schroder Series Trust
(Exact name of registrant as specified in charter)

875 Third Avenue, 22nd Floor New York, NY			10022
(Address of principal executive offices)			(Zip code)

Carin F. Muhlbaum 875 Third Avenue, 22nd Floor New York, NY 10022
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-464-3108

Date of fiscal year end:	October 31, 2014

Date of reporting period:	October 31, 2014

Item 1.    Reports to Stockholders.

Schroder Mutual Funds

October 31, 2014	Annual Report

Domestic Equity
Schroder North American Equity Fund
Schroder U.S. Opportunities Fund
Schroder U.S. Small and Mid Cap Opportunities Fund

Global & International Equity
Schroder Emerging Market Equity Fund
Schroder Emerging Markets Multi-Cap Equity Fund
Schroder International Alpha Fund
Schroder International Multi-Cap Value Fund
Schroder Global Multi-Cap Equity Fund

Schroder Mutual Funds

Table of Contents

Letter to Shareholders	1
Management Discussion and Analysis	3
Schedules of Investments
North American Equity Fund	26
U.S. Opportunities Fund	32
U.S. Small and Mid Cap Opportunities Fund	35
Emerging Market Equity Fund	38
Emerging Markets Multi-Cap Equity Fund	42
International Alpha Fund	50
International Multi-Cap Value Fund	52
Global Multi-Cap Equity Fund	66
Statements of Assets and Liabilities	78
Statements of Operations	80
Statements of Changes in Net Assets	82
Financial Highlights	86
Notes to Financial Statements	92
Report of Independent Registered Public Accounting Firm	108
Information Regarding Review and Approval of Investment Advisory Contracts	109
Disclosure of Fund Expenses	112
Trustees and Officers	114
Notice to Shareholders	116

Proxy Voting (Unaudited)

A description of the Funds’ proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund’s Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds’ Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC’s website at http://www.sec.gov.

Form N-Q (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schroder Mutual Funds

December 8, 2014

Dear Shareholder:

The U.S. equity market performed well during the reporting period, with the S&P 500 breaking a number of record highs. In an environment of improving economic growth, companies have been performing well and generating strong earnings growth. We are, however, starting to see earnings momentum slow as companies struggle to maintain levels of strong growth. We believe that market consensus still expects high double-digit earnings growth in 2015, which may be a challenge given a slower growth backdrop and pressure on margins.

However, there are areas that could potentially surprise market expectations to the upside. For example, discretionary consumption has generally fallen short of expectations in an environment of subdued real income growth and efforts to restore personal balance sheets. A tighter jobs market and ongoing weakness in the oil price, among other things, boosts consumer purchasing power and should contribute to the potential for an acceleration in discretionary spending. With improving employment prospects and more money to spend, we expect to see U.S. discretionary spending as a percentage of disposal income rise, which should benefit durables and luxury goods-related companies.

It is worth mentioning that we do not expect the consumption recovery story to be derailed by potential interest rates hikes in 2015. Rate increases will likely prompt some volatility, but ultimately we believe the Federal Reserve will ease into a tightening phase slower than many in the marketplace currently expect and that consumption will be robust enough to withstand this.

In contrast to the improvement seen in the U.S., European and Japanese economic growth has slowed and policy measures implemented to support growth have resulted in weaker currencies. This is good news for companies with a global footprint, as they are likely to enjoy a boost to earnings and an increased competitiveness in the global marketplace.

For emerging markets, gradually improving demand from the U.S. and Europe should help exports, but we believe that progress will be slower than in past cycles. Similarly, the lack of a robust upturn in Chinese demand is expected to weigh on commodity producers such as Brazil and Russia. Russia also faces the challenge of becoming increasingly isolated from the world trading and financial system as the dispute with Ukraine continues.

Volatility in bond markets was conspicuous in its absence throughout most of the reporting period. Although market commentary was laden with indications of surprise, market volatility remained curiously stagnant. However, September and October offered something of a reality check in large part due to resurgent fears over global growth and volatility.

While some investors have viewed this as a cause for concern, we believe that as the monetary policy environment becomes more normal, a natural escalation of volatility from recent lows should be expected. Furthermore, volatility is central to generating outperformance, and its recent escalation has not significantly altered our expectations for bond markets in 2015.

Finally, there remain a number of geopolitical risks that could emerge (or re-emerge as the case may be) during the upcoming year. We expect this, along with the divergence of global growth and monetary policy action, to generate some volatility in 2015.

As we stated in the Funds’ Semi-Annual Report, in this type of environment, we believe that the investor who maintains a diversified portfolio — both across asset classes and geographic borders — should be able to weather the bumpy periods better than those who have high concentrations in one or two sectors or regions. We encourage you to consult with your financial advisor to ascertain whether your current mix of investments is suitable for your long-term objectives.

Again, we thank you for including Schroders in your financial plan and we look forward to our continued relationship.

Sincerely,

Mark A. Hemenetz, CFA
President

Schroder Mutual Funds

IMPORTANT INFORMATION CONCERNING MANAGEMENT DISCUSSION AND ANALYSIS AND PERFORMANCE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of October 31, 2014. The views expressed in the Management Discussion and Analysis sections (the “MD&As”) are those of the respective Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of Schroder Investment Management North America Inc. The MD&As contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained.  Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting Schroder Investment Management North America Inc. at (212) 641-3800 and is periodically updated on our website: www.schroderfunds.com.

Schroder North American Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 8, 2014)

Performance

For the twelve-month period ended October 31, 2014, the Schroder North American Equity Fund (the “Fund”) rose 15.75% (Investor Shares) and 15.38% (Advisor Shares).  For the same twelve-month period, the S&P 500 Index (the “Index”), an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ, rose by 17.27%.

Market Background

North American equities made strong gains over the period, supported by improving U.S. growth. The Federal Reserve (the “Fed”) began tapering its asset purchase program in January 2014 and this tapering came to a conclusion in October 2014. However, questions over the strength of the economic recovery in the U.S. resurfaced in the first quarter with the picture muddied by severe winter weather. Long-dated U.S. treasury yields fell and investors bought equities with bond-like characteristics, specifically U.S. utilities and real estate investment trusts (REITs); both sectors outperformed the broader market by some margin.

Late March 2014 saw a rotation in developed markets away from companies enjoying secular growth and towards value-oriented investments. However, more expensive growth stocks then rallied again over the course of the second quarter. The energy sector was also strong during the second quarter, but that strong performance reversed later in the period as oil prices declined steeply due to a combination of increased supply and a stronger U.S. dollar.

The third quarter was marked by rising volatility, although North American equities outperformed global markets during the period. The spike in volatility came as long-running doubts about the sluggish pace of global growth coupled with renewed geopolitical concerns took their toll. One of the beneficiaries of rising risk aversion was the U.S. dollar, which strengthened during the quarter.

The end of the period also proved volatile with steep equity market falls seen in early October, only to be followed by a sharp reversal in the final two weeks. The S&P 500 ended the month at record levels. An outperforming U.S. market, a stronger dollar, weaker commodity prices and commodity-related equities, and a preference for growth and also yield stocks remained consistent themes as they have been for the majority of 2014.

Portfolio Review

The Fund and the Index both rose strongly over the period but the Fund lagged behind the benchmark. Our sector allocation was positive overall but weaker stock selection weighed on relative returns.

The financials sector was the main detractor from relative returns. In particular, our underweight allocation to the real estate sector weighed on relative performance. With government bond yields ultra-low, investors sought out bond proxies, such as REITs, but we have limited exposure to the sector as we believe it to be unattractive. Staying with financials, stock selection in asset management also dragged on relative performance.

Within healthcare, the portfolio’s below-index positions in pharmaceutical firms Allergan and Actavis detracted from relative returns. Our underweight allocation to utilities detracted over the period. We view the sector as unattractive but, as with REITs, the sector outperformed the broader market over the year as investors’ search for yield remained an important theme.

Elsewhere, our overweight allocation to technology was positive, particularly our overweight position in IT hardware. However, this was offset by weaker stock selection within software. Our preference for more attractively valued, higher quality companies detracted as expensive, ‘glamour’ stocks such as Facebook rallied. It was a similar story in the consumer discretionary sector; our below-index positioning within the autos sector proved positive but elsewhere the portfolio’s relative lack of exposure to expensive growth stocks detracted.

The industrials sector made the largest positive contribution to relative returns, supported by good stock selection within defence. Within consumer staples, stock selection was positive among staple retailers.

Market Outlook

We believe that it is still hard to argue that the U.S. market is cheap. At the end of October, the U.S. market was valued on 18.8x this year’s earnings. That said, the U.S. earnings season looks to have followed a tried-and-tested pattern — with managements aggressively managing expectations into the quarter and companies beating those recently revised earnings expectations.

Within defensives, we retain our preference for pharmaceuticals and also healthcare equipment stocks. The Fund retains its underweight position in consumer staples, particularly in the food & drink industry. Our position in utilities is underweight as, in our view, the sector still looks unattractive and very crowded.

We also believe that complex banks continue to offer better opportunities than relatively more expensive simple banks and that real estate remains unattractive overall. While we remain overweight insurance, we have taken some profits in the area of property & casualty insurance.

In cyclical sectors, the weighting to technology remains elevated. We see a broad range of opportunities in technology stocks (e.g., Intel and Microsoft). At the same time, we are underweight glamorous software stocks (e.g., salesforce.com), which we feel remain expensive. Within consumer discretionary we remain underweight leisure and auto stocks. Within industrials we favor machinery and defense.

Within resources we remain overweight integrated oil & gas stocks, compared to the more volatile explorers. Within materials, the strategy is overweight higher quality mining and fertilizers stocks while being underweight chemicals stocks.

Comparison of Change in the Value of a $10,000 Investment in the Schroder North American Equity Fund

Investor and Advisor Shares vs. the Standard & Poor’s (S&P) 500 Index.

The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2014	Five Years Ended October 31, 2014 (a)	Ten Years Ended October 31, 2014 (a)
Schroder North American Equity Fund —
Investor Shares	15.75%	15.74%	8.25%
Advisor Shares	15.38%	15.33%	7.88	%(b)
S&P 500 Index	17.27%	16.69%	8.20%

(a)	Average annual total returns.
(b)

The Advisor Shares commenced operations on March 31, 2006. The performance information provided in the above table for periods prior to March 31, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Apple	3.8%
ExxonMobil	2.4
Microsoft	2.4
Johnson & Johnson	1.9
Wells Fargo	1.6

Sector Allocation

Sector	% of Net Assets
Information Technology	19.9%
Financials	16.4
Healthcare	15.7
Industrials	11.1
Consumer Discretionary	10.9
Consumer Staples	9.5
Energy	9.0
Materials	2.6
Telecommunication Services	2.5
Utilities	1.9
Other Assets less Liabilities	0.5

Schroder U.S. Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 8, 2014)

Performance

For the twelve-month period ended October 31, 2014, the Schroder U.S. Opportunities Fund (the “Fund”) rose 9.57% (Investor Shares) and 9.17% (Advisor Shares) compared to the Russell 2000 Index (the “Index”), a broad-based basket of stocks with characteristics similar to the Fund’s portfolio, which rose 8.06%.

Market Background

This twelve-month period has seen a number of developments that were far from most investors’ minds last November.  We believe that markets are inherently unpredictable and that was certainly true here.  Note these developments over the period:

•                  Oil fell by 24.7%, from $106.90 to $80.54;

•                  10-year U.S. treasury rates fell during the year, contrary to consensus, from 3.04% on December 31, 2013 to 2.34% on October 31, 2014;

•                  The U.S. dollar rose by 8.6% on a trade-weighted basis;

•                  Large cap, which has lagged small cap in four of the previous five calendar years, outperformed small by over 900 basis points.

For the twelve months ending October 31, 2014, the Index returned 8.1%.  The last occurrence of a wider lead by large cap was in 1998.

For the twelve months, the Index was led by health care (+21.2%), utilities (+15.0%), and consumer staples (+13.7%).  The laggard sectors have been energy (-21.1%) and consumer discretionary (+2.0%).  Perhaps it could be said that the market was signaling concerns about global growth prospects as the fiscal year began.  The leadership of conservative and domestically oriented sectors certainly would support that view.

One additional comment should be made about the strength of the U.S. dollar.  In truth the dollar has been strengthening for three and a half years on a trade-weighted basis.  Over this time, it has appreciated 21% against the currency basket of our major trading partners.  However, it has only recently begun to strengthen against the Euro and the Pound, which has attracted attention to the strength of the dollar.  In the short term, the stronger dollar should help the consumer by making energy and food purchases less expensive.  The longer-term question has to do with its impact on U.S. exporters.

In terms of investment factors, lower beta stocks have outperformed in the past twelve months.  The lowest beta quintile in the Index outperformed the highest quintile by over 850 basis points over the period according to FactSet.

Portfolio Review

As highlighted above, the Fund outperformed the Index over the 12-month period. Stock selection was the driver of the Fund’s outperformance, adding over 300 basis points in excess return before expenses. Stock selection was positive in six of nine sectors, and negative in three.  Our strongest relative performance came in the energy and technology sectors. Our energy exposure benefitted from avoiding a number of the poorest performing exploration companies; that industry group fell by -26.6%, whereas our holdings returned -3.3%, which add significant value to the relative return.  We were also underweight the overall sector, which added value.  In technology, holdings in the software and systems industry led our returns.  Holdings in NetScout (+60.1%, a leader in high performance network diagnostics) and PTC (+37.4%, provider of product design software for industrial engineers) did particularly well.

The main detractors to the Fund’s performance included our stock selection within consumer and our allocation to cash. Within staples, our holding in Dean Foods was the primary detractor.  Dean Foods spun-off their specialty dairy products business (WhiteWave Foods) and investors’ showed a preference for the spinoff shares over the former parent.  Within health care, we were hurt by not owning several high flying biotechnology names, including Puma Biotechnology (+566.9%, a development company with no earnings or sales which reported excellent results in clinical trials for a breast cancer drug) and Intermune (+419.9% on a buyout agreement with Roche Group).  Historically, these types of stocks tend to not fit our purchase criteria.

Market Outlook

We have been concerned about valuations for most of the year. Since April, small and mid cap has lagged large cap, which has brought relative valuations closer to the long-term average. We are finding what we believe to be selective opportunities in areas as diverse as mortgages, medical instruments, and packaging.

The market has widely (and incorrectly) anticipated a rise in rates since the beginning of the year, but rates continued to fall in October.  The U.S. 10-year Treasury yield fell from 2.49% on September 30, 2014 to as low as 2.14% on October 15, 2014 before closing the month at 2.33%. The rate volatility represented a flight to safety during the period that the equity markets were falling. Although we believe that rates will rise eventually, Fed Chair Janet Yellen has indicated her intention to keep short-term rates low. When rates do rise, the question will be if it is in response to a strengthening economy, which would be a good thing, or a response to growing inflationary pressures, which would not be good. We believe that the impact on equities will initially be determined by the reason for the rate rise.  If it is due to economic strength, the rate impact should be benign on equities. If it is due to inflation, then it would be expected to be negative.  At the moment, with broadly declining commodity prices and generally flat wages, we see little evidence of inflationary pressure in the system.

Comparison of Change in the Value of a $10,000 Investment in the Schroder U.S. Opportunities Fund

Investor and Advisor Shares vs. the Russell 2000 Index.

The Russell 2000 Index is a market capitalization weighted broad-based index of 2,000 small capitalization U.S. companies.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2014	Five Years Ended October 31, 2014 (a)	Ten Years Ended October 31, 2014 (a)
Schroder U.S. Opportunities Fund (b) —
Investor Shares	9.57%	15.00%	9.98%
Advisor Shares	9.17%	14.68%	9.70	%(c)
Russell 2000 Index	8.06%	17.39%	8.67%

(a)	Average annual total returns.
(b)	Effective May 1, 2006, the management fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.
(c)

The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
SPDR Barclays 1-3 Month T-Bill ETF	3.3%
Brown & Brown	2.0
Berry Plastics Group	1.7
NorthWestern	1.6
iShares Russell 2000 ETF	1.5

Sector Allocation

Sector	% of Net Assets
Financial Services	20.8%
Producer Durables	14.5
Technology	14.0
Healthcare	13.9
Consumer Discretionary	11.9
Materials & Processing	9.8
Investment Company	4.8
Other Energy	3.2
Utilities	3.0
Consumer Staples	0.2
Other Assets less Liabilities	3.9

Schroder U.S. Small and Mid Cap Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 8, 2014)

Performance

For the twelve-month period ended October 31, 2014, the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Fund”) rose 12.97% (Investor Shares) and 12.65% (Advisor Shares) compared to the Russell 2500 Index (the “Index”), a broad-based basket of stocks with characteristics similar to the Fund’s portfolio, which rose 10.23%.

Market Background

U.S. equity market returns have been heavily influenced by capitalization over this period, with large cap stocks outdistancing small and mid cap and small by a wide margin. This is a markedly changed environment from 2013. The driver behind this was a remarkable divergence in returns that began late in the first quarter of 2014, when smaller and mid cap stocks began to falter while larger cap continued to rise. Prior to this, smaller companies had been outperforming large cap stocks. For the twelve months ending October 31, 2014, the Index has been led by health care (+24.6%), utilities (+19.5%), and financials (+12.8%) sectors.  The laggard sectors have been energy (-12.9%) and consumer discretionary (+6.4%).  In retrospect, it could be said the market was signaling concerns about global growth prospects ahead of the recent troubles experienced in October 2014, when the price of oil, which peaked in June at almost $106.91/barrel, fell to $80.54/barrel.

One other item we should mention is the strength of the U.S. dollar.  In truth, the dollar has been strengthening for three and a half years on a trade-weighted basis.  Over this time period, it has appreciated 21% against the currency basket of our major trading partners.  However, it has only recently begun to strengthen against the Euro and the Pound, which has attracted to the strength of the dollar.  In the short-term, the stronger dollar should help the consumer by making energy and food purchases less expensive. The longer-term question has to do with its impact on U.S. exporters.

In terms of investment factors, lower beta stocks have outperformed in the past twelve months.  The lowest beta quintile in the Index outperformed the highest quintile by over 1200 basis points over the period according to FactSet.

Portfolio Review

As highlighted above, the Schroders U.S. Small and Mid Cap Opportunities Fund outperformed the Index over the 12-month period. Stock selection was the driver of the Fund’s outperformance, adding over 375 basis points to the Fund’s relative returns. Stock selection was positive in eight of nine sectors, led by our work in producer durables and technology. Portfolio holdings in producer durables were led by air transport holdings and commercial services: rental and leasing.  Alaska Air Group and Spirit Airlines are turning profits by carefully managing costs and charging for almost every service they provide.  Ryder System (commercial services) provides short- and long-term truck leases to businesses and has benefitted from increasing volume as the U.S. economy recovers and a trend towards outsourcing non-core functions.  Within technology, our holdings in the computer services software, semiconductors & components were particularly notable.  Leading stocks included PTC (+37.4%) and Amdocs (+21.8%).  Another name worth mentioning is Micros Systems (+24.8%), which received a takeover bid from Oracle.

Main detractors to the Fund’s performance included our stock selection within energy, an underweight in utilities (the second best sector performer for the period), and our allocation to cash. Energy in general was affected by the drop in oil prices, and we further lagged due to concerns about EP Energy’s holdings in the Permian Basin.  Investors were unenthusiastic about the oil/gas split, and in general, seem to prefer pure plays in the Eagle Ford shale region.  The utility lag was due to an underweight and because of not owning any telecommunication stocks, which outperformed due to their dividend yields and general defensive characteristics.

Market Outlook

We have been concerned about valuations for most of the year. Since April, small and mid cap stocks has lagged large caps, which has brought relative valuations closer to the long-term average. We are finding selective what we believe to be opportunities in areas as diverse as mortgages, medical instruments, and packaging.

The market has widely (and incorrectly) anticipated a rise in rates since the beginning of the year, but rates continued to fall into October.  The U.S. 10-year Treasury yield fell from 2.49% on September 30, 2014 to as low as 2.14% on October 15, 2014 before closing the month at 2.33%. The rate volatility represented a flight to safety during the period that the equity markets were falling. Although we believe rates will rise eventually, Fed Chair Janet Yellen has indicated her intention to keep short-term rates low. When rates do rise, the question will be if it is in response to a strengthening economy, which would be a good thing, or a response to growing inflationary pressures, which would not be good. We believe that the impact on equities will initially be determined by the reason for the rate rise.  If it is due to economic strength, the rate impact should be benign on equities. If it is due to inflation, then it would be expected to be negative.  At the moment, with broadly declining commodity prices and generally flat wages, we see little evidence of inflationary pressure in the system.

Comparison of Change in the Value of a $10,000 Investment in the Schroder U.S. Small and Mid Cap Opportunities

Fund — Investor and Advisor Shares vs. the Russell 2500 Index.

The Russell 2500 Index is a market capitalization weighted broad based index measuring the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 70% of the total market capitalization of the Russell 3000 Index.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2014	Five Years Ended October 31, 2014 (a)	Annualized Since Inception (b)
Schroder U.S. Small and Mid Cap Opportunities Fund —
Investor Shares	12.97%	15.45%	8.74%
Advisor Shares	12.65%	15.14%	8.47%
Russell 2500 Index	10.23%	18.40%	7.61%

(a)	Average annual total returns.
(b)	From commencement of fund operations on March 31, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
SPDR Barclays 1-3 Month T-Bill ETF	1.9%
Aramark	1.8
CareFusion	1.8
Berry Plastics Group	1.8
Ryder System	1.6

Sector Allocation

Sector	% of Net Assets
Financial Services	20.8%
Consumer Discretionary	17.4
Healthcare	13.5
Producer Durables	12.4
Technology	10.5
Materials & Processing	9.4
Investment Company	3.3
Utilities	3.2
Other Energy	2.8
Auto & Transportation	1.6
Consumer Staples	0.8
Other Assets less Liabilities	4.3

Schroder Emerging Market Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 8, 2014)

Performance

For the twelve-month period ended October 31, 2014, the Schroder Emerging Market Equity Fund (the “Fund”) declined -1.77% (Investor Shares) and -2.08% (Advisor Shares) compared to the Morgan Stanley Capital International Emerging Markets Index (the “Index”), a broad-based basket of emerging market stocks covering over 800 securities across 21 markets, which rose 0.64% during the same period.

Market Background

Global equities gained over the one-year reporting period. U.S. equities were particularly strong, supported by improving macroeconomic data and generally strong corporate profitability. The Federal Reserve (the “Fed”) began scaling back its quantitative easing (QE) program in January 2014, completing its final taper in October. However, authorities have pledged to keep interest rates low while inflation is below the Fed’s long-term objective and while unemployment remains high. In the eurozone, equity returns were negative as Gross Domestic Product (GDP) and inflation data deteriorated. This prompted the European Central Bank (ECB) to implement a series of monetary policy easing measures. Emerging markets posted slightly positive returns, but underperformed developed markets, largely due to concerns about the impact of QE tapering, slowing growth in certain countries, and political uncertainty in some regions.

Emerging Asian markets registered the strongest returns, led by gains in India. The market rallied sharply as Narendra Modi’s BJP party won a general election, becoming the first single party for over twenty years to win a majority, which should enable them to push through much needed reforms. Reformist Jakarta governor Joko Widodo’s win in Indonesia’s presidential election was also well received, sending the local market higher. The Philippines outperformed as GDP growth remained firm while in Taiwan, strong performance from technology stocks supported market outperformance. China outperformed, helped by gains at the end of 2013, as investors welcomed the new leadership’s commitment to a variety of reforms at the Communist Party’s Third Plenum. While growth has shown signs of moderating, authorities have been implementing small and targeted stimulus measures to support the economy, which appear to be having an effect thus far. Korea was the regional laggard, as a second quarter GDP reading missed expectations and the government announced plans to increase budget spending above forecast in order to boost the economy.

Latin American emerging markets posted negative returns, with commodities stocks posting the weakest returns. Chile was the regional laggard, as GDP growth continued to slow, and as President Bachelet returned to La Moneda with plans to fund social spending on education by raising corporation taxes. Colombia also declined on the back of commodity price weakness. Brazil lagged in a volatile period that saw some large swings in election opinion polls that provided direction for the local market. The re-election of Dilma Rousseff in October saw the market re-trace gains amid concerns over her administration’s ability to combat slowing growth and above target inflation. Mexico was the exception; the local market posted positive returns as it continued to benefit from the U.S. economic recovery.

Emerging EMEA (Europe, Middle East, and Africa) markets underperformed. Greece was the worst performing index country as concerns over the Eurozone economy, October’s ECB asset quality review, and ongoing political uncertainty contributed to sizeable falls in the local market. Russia lagged as geopolitical concerns were stoked by the country’s move to annex Crimea, an autonomous republic of Ukraine. Tensions were heightened after a commercial airliner was brought down, allegedly by Kremlin backed separatists, on the border between the two countries. Meanwhile, a weak economy and exacerbated corporate governance concerns have further weighed on the local market. Egypt registered the largest gain, as the military seized power and subsequently former army chief, Abdel Fattah al-Sisi, was elected president, renewing stability to the local market. Conversely, Turkey underperformed as the country, which has a high current account deficit and a large external debt, was negatively impacted by concerns over Fed rate hikes. Ongoing events across its border in Syria and Prime Minister Erdogan’s win in presidential elections also served to dampen market sentiment. In June 2014, the UAE and Qatar were added to the index, following an MSCI Classification Review in May.

Portfolio Review

The Fund underperformed the Index over the year ending October 31, 2014. Country allocation and stock selection were both negative. The overweights to China and UAE both added value, as did the zero-weight to Chile. This was more than offset by overweights to Hungary, Korea, and to Russia and Thailand earlier in the period. The underweight to South Africa also detracted value.

Selection was positive in Taiwan (overweight Hon Hai Precision Industry, MediaTek and Taiwan Semiconductor Manufactoring), China (overweight Tencent Holdings, AAC Technologies Holdings) and Qatar (overweight Qatar National Bank and Gulf International Services). Stock selection was negative in Korea (overweight Hyundai Motor, LG Chemical, and Hyundai Department Store) and Brazil (overweight BRF and Iochpe-Maxion).

Market Outlook

In September of 2014, concerns over the sustainability of global growth served to weigh on global markets, including Global Emerging Markets (GEMs), which erased much of the market gains seen earlier in the year. The European and Japanese central banks have responded to faltering growth by increasing monetary stimulus, which we believe has somewhat assuaged investor concerns and helped global markets to stage a marginal rebound. However, overall, markets remain volatile.

The Fed ended QE in October, as scheduled, and presented a positive outlook for the U.S. economy. That said, it is anticipated that the Fed is unlikely to consider further steps towards policy normalization until there is improved visibility of a pick up in real inflationary pressure. There is some evidence of the labor market tightening, but inflationary pressure appears to be benign and inflation appears below target. Market expectations for the first rate hike have now generally been pushed back towards the end of 2015. The U.S. is one of the best performing developed economies, but its recovery is still sub trend, which may lead interest rates, when they are finally increased, to peak at much lower levels than in a more ‘normal’ cycle. Consequently, global liquidity is likely to remain supportive for some time to come. Data from the Eurozone has been mixed, but German growth has surprised on the downside and the economy may now be in a technical recession. Monetary policy continues to be eased and the completion of the recent banking asset quality review should be growth supportive. However, structural challenges remain; primarily revolving around a lack of competitiveness in the European Union, and we believe that ongoing fiscal austerity in certain countries continues to undermine the growth outlook. The Bank of Japan announced a significant further stimulus package by increasing their asset purchases from Y50trn to Y80trn. While the devaluation of the yen is boosting Japanese companies’ profitability our view is that a sustainable pick up in wage growth remains key for Japan to progress towards a more sustainable growth path.

The one-legged nature of the recovery in the developed world, with the U.S. the only standout economy, continues to undermine an otherwise positive outlook for GEMs. While import demand for GEM exports, in particular for the manufacturers, has been increasing, the overall effect has so far been more muted than would otherwise be expected at this stage in an expansionary cycle. We believe a slowdown in the commodity cycle is partly to blame, not least with the U.S. progressing towards energy self-sufficiency, together with diminished effects of trade liberalization and a slowdown in off-shoring. Weak trade demand from the U.S. has so far not been counter balanced by the Eurozone, Japan, and China, where growth has slowed and the backdrop for GEMs to perform has become more challenging. Consensus 12-month forward earnings growth for the Index remains robust at around 10%, but risks now look to be to the downside. We remain constructive on the outlook for GEMs, not least given that the Index continues to trade at around a 30% discount to the MSCI World Index, but believe the opportunity for a prolonged period of GEMs outperformance looks to be more muted in the immediate term than previously anticipated.

Comparison of Change in the Value of a $10,000 Investment in the Schroder Emerging Market Equity Fund

Investor and Advisor Shares vs. the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

The MSCI Emerging Markets Index is an unmanaged market capitalization index of companies representative of the market structure of emerging countries in Europe, the Middle East, Africa, Latin America and Asia. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2014	Five Years Ended October 31, 2014 (a)	Annualized Since Inception (b)
Schroder Emerging Market Equity Fund —
Investor Shares	(1.77)%	4.36%	5.78%
Advisor Shares	(2.08)%	4.10%	5.56%
MSCI Emerging Markets Index	0.64%	4.64%	5.51%

(a)	Average annual total returns.
(b)	From commencement of fund operations on March 31, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Samsung Electronics	4.3%
Taiwan Semiconductor Manufacturing	4.2
Tencent Holdings	4.0
China Petroleum & Chemical Class H	2.8
Hon Hai Precision Industry	2.8

Geographic Allocation

% of Net Assets
Asia/Far East	68.1%
Latin America	15.2
Europe	8.9
Middle East	4.1
Africa	2.8
Other Assets less Liabilities	0.9

Schroder Emerging Markets Multi-Cap Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 8, 2014)

Performance

For the twelve-month period ended October 31, 2014, the Schroder Emerging Markets Multi-Cap Equity Fund (the “Fund”) gained 1.47% (Investor Shares) and 1.31% (Advisor Shares) compared to the Morgan Stanley Capital International Emerging Markets Index (the “Index”), a broad-based basket of emerging market stocks covering over 800 securities across 23 markets, which rose 0.64% during the same period.

Market Background

The first half of the period saw emerging markets on a weak footing, largely due to concerns over the U.S. Federal Reserve tapering its quantitative easing program and the consequent reduction in global liquidity. Currency performance was a significant driver of returns between countries. This was particularly pronounced in ‘fragile five’ countries - Indonesia, Brazil, India, Turkey and South Africa - where there were concerns that U.S. tapering could negatively affect countries running large current account deficits. Slowing growth in China also weighed on emerging markets performance and particularly impacted commodity producers such as the Latin American markets. Geopolitical tension between Russia and Ukraine further weighed on sentiment. Amid the worries over the economic outlook, investors tended to focus on expensive growth and momentum stocks.

March 2014 marked a turning point for emerging markets as the ‘fragile five’ currencies began to stabilize. Evidence of shrinking current account deficits was still tentative, but investors appeared to take the view that they were now being adequately compensated for macro risk. Emerging market equities had a strong Q2 2014, outperforming developed markets for the first quarter since Q4 2012. India was one of the strongest performing markets as investors were encouraged by the election of a new government in May. Similarly, Brazilian shares also gained amid hopes that elections later in the year would bring a change of government. The more positive outlook saw value strategies find favor in preference to growth and momentum stocks.

However, emerging markets fell back again in September amid a general rise in volatility and risk aversion. A run of weak Chinese economic data did not help sentiment. A strengthening U.S. dollar - the main beneficiary of the spike in volatility - and a renewed bout of currency weakness in the most vulnerable countries added to the headwinds for emerging markets. The Brazilian market’s previous gains were reversed as opinion polls suggested that incumbent Dilma Rousseff would likely win October’s presidential election, as was indeed the case. In Europe, Middle East, and Africa (EMEA), the Russian rouble fell to a fresh record low despite a shaky ceasefire arrangement being struck between the Ukraine and Russian separatists. Gloom also spread to South Africa due to the weakness in its mining sector as commodity prices continued to weaken.

Emerging markets saw some stabilization in October 2014, although ongoing weakness in resources weighed on the commodity-heavy Latin American markets. Investors appeared to be encouraged by talk of more economic stimulus in China while weaker commodity prices are a boon to resource-dependent China. Indian equities continued their strong run as lower oil prices are regarded as helpful in reducing inflationary pressures.

Portfolio Review

The Fund outperformed the Index over the 12 months under review. Good stock selection in emerging Asia — particularly China and South Korea - was the main driver of this outperformance. Stock selection was also strongly positive in EMEA, although this was slightly offset by our overweight allocation to the region. Our below-index allocation to emerging Latin America proved positive but stock selection in the region weighed on relative returns. Within China, the pharmaceuticals industry was the top contributor to relative performance, supported by the Fund’s holdings in firms such as China Medical System Holdings and Sihuan Pharmaceutical. Our underweight positioning in Chinese real estate also aided relative returns. Relative performance in South Korea was supported by our lack of exposure to Hyundai Motor Company and the below-index position in Samsung Electronics. Our overweight allocation to South Africa also made a positive contribution to relative returns; in particular, above-index positions in the telecoms and simple banks industries supported Fund performance. At a country level, the main detractor from relative performance over the period was the underweight allocation to the Indian market, which performed strongly. Our positioning in Mexico, Russia, and Brazil also dented relative returns.

Taking a sector view, financials were the overall top contributor to relative returns, thanks to good positioning within simple banks, real estate, and property & casualty insurance. Positioning in the healthcare sector also added value, supported by good stock selection within pharmaceuticals and the overweight allocation to biotechnology. Energy supported relative returns thanks to our underweight allocations to integrated oil & gas stocks and refiners, as well as strong stock selection within exploration & production stocks. The technology sector was the main drag relative on performance at sector level as the underweight positions in Hon Hai Precision Industry and SK Hynix detracted.

Market Outlook

The cumulative underperformance of emerging markets compared to the developed markets since 2010 is still close to 40%. Emerging market equities currently trade at close to a 30% discount to those in the developed markets on a price-to-book basis, a level not seen for over ten years. Using price-to-earnings multiples, the discount is similar with the valuation case most convincing for Asia and EMEA.

In terms of portfolio positioning, we continue to prefer the EMEA region, although this is mostly driven by South Africa where we have invested in a wide range of companies drawn from most sectors. We are broadly neutral Russia, although this is increasingly difficult to invest in with stock level sanctions, American Depositary Receipt (ADR) premiums, and high transaction costs.

Taking into account the underweight position in Samsung, the portfolio is broadly neutral Asia. Within the region, however, we are overweight Thailand (particularly energy and telecom stocks) and have also been increasing our relative exposure to Indonesia. We are broadly neutral China, but within the market we prefer healthcare and consumer discretionary stocks and remain underweight financials.

In Latin America, we have a preference for the cheaper Brazilian market relative to Mexico but retain a low exposure to Brazilian financials in favor of mining and consumer stocks. Mexico is our least favored market as we believe the continued pro-reform rally is exacerbating already stretched valuations for most stocks. We have recently reduced the allocation to Mexico further.

Comparison of Change in the Value of a $10,000 Investment in the Schroder Emerging Markets Multi-Cap Equity Fund

Investor and Advisor Shares vs. the Morgan Stanley Capital International (MSCI) Emerging Markets Index

The MSCI Emerging Markets Index is an unmanaged market capitalization index of companies representative of the market structure of emerging countries in Europe, the Middle East, Africa, Latin America and Asia. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2014	Annualized Since Inception (a)
Schroder Emerging Markets Multi-Cap Equity Fund —
Investor Shares	1.47%	11.62%
Advisor Shares	1.31%	11.37%
MSCI Emerging Markets Index	0.64%	13.42%

(a)	From commencement of fund operations on June 25, 2013.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
MTN Group	1.1%
Taiwan Semiconductor Manufacturing ADR	1.1
Vodacom Group	1.0
Samsung Electronics	1.0
Taiwan Semiconductor Manufacturing	1.0

Geographic Allocation

% of Net Assets
Asia/Far East	54.0%
Africa	14.0
Latin America	12.9
Europe	9.8
Middle East	2.5
North America	2.1
United Kingdom	0.6
Other Assets less Liabilities	4.1

Schroder International Alpha Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 8, 2014)

Performance

For the twelve-month period ended October 31, 2014, the Schroder International Alpha Fund (the “Fund”) gained 0.54% (Investor Shares) and 0.30% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the “Index”), a broad-based basket of international stocks, which declined -0.60%.

Market Background

Global equity markets rose over the period with U.S. equities particularly strong as the S&P 500 breached a series of record highs amid the ongoing economic recovery. By contrast, a weak economic picture in Europe weighed on market sentiment and prompted a variety of central bank policy measures designed to boost growth and increase inflation. The geopolitical tension in Russia and the Ukraine did further damage to investor sentiment in Europe. Despite conflict in Russia and the Middle East, oil prices have tumbled, with Brent crude oil at less than $90 a barrel in October 2014. This has been due to concerns about the combination of robust supply and reduced global demand in the wake of slower growth in Europe and China in particular. However, we believe that softer oil prices will be a major tailwind for consumers worldwide and to importing countries.

Portfolio Review

The Fund outperformed the benchmark over the period, driven by strong stock selection. On a sector basis, our choice of stocks in industrials was particularly supportive, while from a regional perspective, stock selection was positive in all regions, with the exception of Europe. Our choice of stocks in Japan was especially positive.

At the stock level, our top contributor was Shire. Shares were boosted by evidence of management’s cost-cutting measures, margin expansion, and a decent pipeline for 2014, in combination with intense takeover speculation.  We sold out of the stock, booking significant profits, as shares moved through our estimate of fair market value, reflecting the market’s still ambitious expectations for future earnings. Staying in health care, Astellas Pharma posted particularly good performance, supported by well-received earnings results showing ongoing strength in sales of its prostate cancer treatment, Xtandi.

Elsewhere, Check Point Software Technologies gained amid the rising awareness of cybersecurity, which has translated into strong demand for the company’s security software. As a result, the company reported consistently better-than-expected earnings results over the year, which helped drive the share price upward. Also in technology, Nokia posted solid returns. This is one of our highest conviction holdings and we expect the shares to continue to re-rate as the market starts to correctly value its intellectual property following the sale of its handset business. We also benefited from our participation in the IPO of Chinese e-commerce giant, Alibaba Group Holding, whose shares have enjoyed significant support, reflecting what we believe to be the compelling growth characteristics of the stock.

On the negative side, Arkema was our biggest detractor. The specialty chemical company has suffered from an increase in competitor supply in some of its end markets which has pressured pricing in flourochemicals and acrylics. It is disappointing to us that management have not responded to this price weakness with an appropriate level of cost reductions, or by returning more capital instead of investing in new capacity as was the old plan. Consequently, we sold our holding in the company once the initial market over-reaction had faded. Another key detractor was Adidas. Shares were negatively affected by a combination of the Ukraine crisis (given the company’s high proportion of sales that are derived from Russia), currency headwinds, a weak golf market, and a loss of market share to Nike. A major strategy revision by management later in the period prompted a further selloff as it was decided the company will respond to strong competition from Nike and Under Armour with increased marketing investment. We expect this competition to stay intense and we have reduced our position.

Market Outlook

Global economic growth is primarily being supported by the U.S. economy, with little help from the rest of the developed world, where Europe and Japan are still struggling. We are confident that the U.S. has self-sustaining momentum and 2015 will see interest rate rises. This should further highlight the different monetary policy paths between the U.S. and the rest of the world, with consequences for currency direction and volatility.

Consensus has already moved expectations lower to reflect a slower growth environment. We think there is risk to the upside, both at an aggregate level, and from a bottom-up stock perspective. We therefore expect markets to remain well supported, albeit in an environment of heightened volatility.

Looking across the regions, we believe that pockets of Europe and Japan are looking more attractive on a relative basis, as their weaker currencies should provide a tailwind for the earnings of internationally exposed companies within those markets. Conversely, we are seeing the strong U.S. dollar begin to negatively impact the underlying earnings of companies, as valuations have also crept up. While areas of the market look increasingly highly valued in absolute terms, we see a number of attractive cyclical recovery and structural growth stories, where consensus forecasts are overly cautious or excessively conservative.

The oil markets are at a very interesting juncture. Demand has weakened partly because of energy efficiency, with Organisation for Economic Cooperation and Development (OECD) countries seeing persistent declines in oil consumption. As emerging market growth slows, oil demand is lower just as supply has come on stream from U.S. shale production and some recovery in Iraq and Libya. Markets seem focused on the negative read from lower oil prices, but our view is that this bodes very well for consumer spending as lower commodity prices feed through into stronger purchasing power for global consumers. Depressed energy prices should also improve the finances of importing countries such as Europe, Japan, the U.S., and India.

As an investment team, we remain interested in the disruptive impact of the mobile internet as a support (or potential threat) to structural growth. This is an extension from the initial wave of smartphone penetration growth to a question of how new services and applications will change the way in which consumers and businesses interact and transact. It is also moving beyond the consumer world to the industrial world, and there are more and more examples of connectivity driving material productivity savings for industry. Companies are rushing to understand how they make use of this connectivity and the ‘big data’ that it creates. We believe the beneficiaries of this will of course include businesses that move quickly enough to secure competitive advantage, but the deployment of such connectivity may also result in good growth for a variety of technology and industrial enablers. Our holdings in Schneider, TSMC, SAP, Hitachi, ARM Holdings, Alibaba, Check Point Software, WPP, and Nokia all have good exposure to this new investment wave.

Comparison of Change in the Value of a $10,000 Investment in the Schroder International Alpha Fund

Investor and Advisor Shares vs. the Morgan Stanley Capital International (MSCI) EAFE Index.

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2014	Five Years Ended October 31, 2014 (a)	Ten Years Ended October 31, 2014 (a)
Schroder International Alpha Fund (b) —
Investor Shares	0.54%	7.45%	6.93%
Advisor Shares	0.30%	7.19%	6.66	%(c)
MSCI EAFE Index	(0.60)%	6.52%	5.81%

(a)	Average annual total returns.
(b)

Effective April 1, 2006, the management fees of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during the period prior to April 1, 2006, the returns would have been lower. Effective March 21, 2012, the management fees of the Fund decreased to 0.80% per annum. If the Fund had paid such lower fees during periods prior to March 21, 2012, the returns of the Fund would have been higher.

(c)

The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Roche Holding	3.3%
Nestle	3.0
HSBC Holdings	2.7
Sumitomo Mitsui Financial Group	2.5
Bridgestone	2.4

Geographic Allocation

% of Net Assets
Continental Europe	44.5%
United Kingdom	20.9
Japan	17.0
Pacific ex-Japan	8.6
Emerging Markets	5.5
North America	1.3
Middle East	1.3
Other Assets less Liabilities	0.9

Schroder International Multi-Cap Value Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 8, 2014)

Performance

For the twelve-month period ended October 31, 2014, the Schroder International Multi-Cap Value Fund (the “Fund”) gained 1.15% (Investor Shares) and 0.67% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index, a broad-based basket of international stocks, which declined -0.60% during this same period and the Morgan Stanley Capital International All Country World ex US Index (collectively, the “Indices”), a broad measure of stock performance throughout the world, with the exception of U.S.-based companies including both developed and emerging markets, which rose 0.05%.

Market Background

International equities made gains throughout most of the period, only to retreat in the third quarter of 2014 as volatility set in. The early part of the period was dominated by speculation over the U.S. Federal Reserve’s tapering of its quantitative easing program, which began in January 2014. Tapering, and the consequent reduction in liquidity, weighed on emerging markets at the start of the period under review. Geopolitical tensions in Ukraine also dented sentiment. Early 2014 saw European peripheral country indices (such as Greece, Italy, and Portugal) outpace those at the core of developed Europe, while investors in Japan weighed the risks of rising consumption taxes through the lens of events in 1997.

Late March saw a rotation in developed markets away from companies enjoying secular growth towards value-oriented investments. March also marked a turning point, at least in the short term, for the performance of the emerging markets with Latin America particularly strong in the month. The second quarter of 2014 continued to see emerging markets move higher and they outperformed developed markets during the quarter. However, developed markets also posted gains with Japanese equities strong amid hopes of further structural reforms and evidence that prices were rising.

International equities then retreated during 3Q 2014 amid rising volatility, as long-running doubts about the sluggish pace of global growth coupled with renewed geopolitical concerns took their toll. Emerging market equities also halted their recent advance and gave back gains, with renewed currency weakness reinforcing the reversal. One of the beneficiaries of rising risk aversion was the U.S. dollar, which strengthened during the quarter. Its gains in turn weighed on most commodity prices, which were already under pressure from over-supply concerns. The Japanese market performed reasonably well in local currency terms but as this was largely driven by weakness in the yen, it was eroded in U.S. dollar terms. Weakness amongst emerging markets was most pronounced in Brazil, where the prospects of a change in government receded ahead of elections in October, which were won by the incumbent Dilma Rousseff.

October 2014 proved a volatile month for global equity markets.  Risk aversion dominated the first half of the month, only to be followed by a dramatic reversal in the second half. The surprise announcement by Japan’s central bank of further balance sheet expansion fuelled a dramatic end-of-month rise, although for foreign investors the move in the currency meant gains in U.S. dollar terms were more muted. Talk of more economic stimulus buoyed the Chinese market, as did weaker commodity prices for a resource consumer.

Portfolio Review

The portfolio outperformed the Indices over the 12-month period. By region, continental Europe was the leading contributor to relative returns, with our positioning in France, Germany, Spain, and Italy all making positive contributions. Japan was also a positive contributor to Fund performance, thanks to good stock selection. Emerging market aided relative performance overall thanks to our positioning in Asia. By contrast, Pacific ex Japan and North America weighed on relative returns.

Within continental Europe, our relative underweight allocation to the region was positive, though good stock selection was the main driver of relative outperformance. In particular, stock selection was strong within European financials, as our focus on valuation as well as quality of the underlying business within this sector led to the avoidance of low quality European banks. Also within financials, our holdings in Hong Kong real estate firms, such as Swire Pacific, supported relative performance.

Elsewhere, the telecoms sector aided relative performance due to our relative overweight allocation to the sector, as well as good stock selection; our focus on cash flows is being rewarded. Healthcare also supported relative performance thanks to good stock selection, particularly within pharmaceuticals. Within materials, our overweight allocation to mining — particularly emerging market groups such as Vale - dragged on relative performance. However, this was offset by good stock selection within chemicals and paper.

On the negative side, stock selection in consumer staples — particularly food & drink stocks — detracted from relative performance. The energy sector also weighed on Fund performance, amid weaker stock selection in equipment companies. Within Pacific ex Japan, our exposure to Australian construction stocks was a drag on relative returns.

Market Outlook

Within defensive sectors, we retain our preference for telecoms and expect to maintain our positions where dividends are well covered by cash flows in both developed and emerging markets. Within utilities, we have a preference for emerging market companies, as many of them offer attractive yields coupled with reasonable balance sheets. We remain underweight in the food & drink industry as many stocks still trade at full valuations. Within healthcare, we have continued to rotate out of some of the more expensive pharmaceuticals positions.

Our allocation to technology remains elevated compared to our historic range and our focus is on attractively valued and high quality emerging markets technology stocks. Within consumer discretionary, we prefer Japanese and other Asian stocks, in particular autos, which trade at significant discounts. We continue to have a low allocation towards industrials.

We have maintained our overweight position in materials, preferring high quality names trading on depressed valuations. Mining stocks form the highest exposure within materials; we prefer the larger, lower cost, diversified miners such as BHP Billiton. Within energy, we have less exposure to the higher cost producers, which are at greater risk from a falling oil price.

In financials, we continue to have a low weight to simple banks, mainly driven by our lack of exposure to Australian and Canadian banks. These companies are trading at steep premiums to book value with investors apparently focused on the current high dividend yields. We still prefer complex banks in the UK and Asia over continental European banks, which still face asset quality risks and whose valuations, while cheap, are not compelling yet. Further weakness would offer some deep value opportunities. Our real estate exposure is focused on Asia, especially Hong Kong, which continues to represent an interesting value opportunity. We have also been adding to insurance companies.

Comparison of Change in the Value of a $10,000 Investment in the Schroder International Multi-Cap Value Fund Investor and Advisor Shares vs. the Morgan Stanley Capital International (MSCI) EAFE Index and Morgan Stanley Capital International (MSCI) All Country World ex US Index.

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

The MSCI All Country World ex US Index is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The Index includes both developed and emerging markets.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2014	Five Years Ended October 31, 2014 (a)	Annualized Since Inception (b)
Schroder International Multi-Cap Value Fund (c) —
Investor Shares	1.15%	8.55%	5.36%
Advisor Shares	0.67%	8.26%	5.11%
MSCI EAFE Index	(0.60)%	6.52%	2.41%
MSCI All Country World ex US Index	0.05%	6.08%	3.05%

(a)	Average annual total returns.
(b)	From commencement of fund operations on August 30, 2006.
(c)	Effective March 21, 2012, the management fee of the Fund decreased to 0.80% per annum. If the Fund had paid such lower fees during prior periods, the returns of the Fund would have been higher.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
GlaxoSmithKline	0.9%
AstraZeneca	0.9
HSBC Holdings	0.8
HSBC Holdings (Hong Kong Shares)	0.8
Telstra	0.8

Geographic Allocation

% of Net Assets
Continental Europe	24.4%
Japan	19.3
Emerging Markets	18.0
United Kingdom	17.6
Pacific ex-Japan	12.9
North America	4.0
Middle East	1.9
Other Assets less Liabilities	1.9

Schroder Global Multi-Cap Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 8, 2014)

Performance

For the twelve-month period ended October 31, 2014, the Schroder Global Multi-Cap Equity Fund (the “Fund”) returned 7.40% for its Institutional Shares and 7.37% for its Institutional Service Shares compared to the Morgan Stanley Capital International World Index (the “Index”), a broad-based basket of global stocks, which returned 8.67% during this same period.

Market Background

Global equities made gains over the 12-month reporting period. The early part of the period was dominated by speculation over the U.S. Federal Reserve’s tapering of its quantitative easing program, which began in January 2014. Tapering, and the consequent reduction in liquidity, weighed on emerging markets at the start of the period under review. Geopolitical tensions in Ukraine also dented sentiment. Severe winter weather in the U.S. saw slower growth at the start of 2014, but economic data soon improved again in the spring. Early 2014 saw European peripheral country indices (such as Greece, Italy, and Portugal) outpace those at the core of developed Europe, while investors in Japan weighed the risks of rising consumption taxes through the lens of events in 1997.

Late March saw a rotation in developed markets away from companies enjoying secular growth and towards value-oriented investments. March also marked a turning point, at least in the short term, for the performance of the emerging markets with Latin America particularly strong in the month. The second quarter of 2014 continued to see emerging markets move higher, and they outperformed developed markets during the quarter. Japanese equities were strong amid hopes of further structural reforms and evidence that prices were rising.

Global equities experienced rising volatility in Q3 2014, as long-running doubts about the sluggish pace of global growth coupled with renewed geopolitical concerns took their toll. Emerging market equities halted their recent advance and gave back gains, with renewed currency weakness reinforcing the reversal. U.S. equities continued to advance and one of the beneficiaries of rising risk aversion was the U.S. dollar, which strengthened during the quarter. Its gains in turn weighed on most commodity prices, which were already under pressure from over-supply concerns. The Japanese market performed reasonably well in local currency terms, but as this was largely driven by weakness in the yen, it was eroded in U.S. dollar terms. Weakness amongst emerging markets was most pronounced in Brazil where the prospects of a change in government receded ahead of elections in October, which were won by the incumbent Dilma Rousseff.

October 2014 proved a volatile month for global equity markets.  Risk aversion dominated the first half of the month, only to be followed by a dramatic reversal in the second half. The surprise announcement by Japan’s central bank of further balance sheet expansion fuelled a dramatic end-of-month rise, although for foreign investors the move in the currency meant gains in U.S. dollar terms were more muted. Talk of more economic stimulus buoyed the Chinese market, as did weaker commodity prices for a resource consumer.

Portfolio Review

The Fund posted a positive return but lagged the benchmark over the period. Regional allocation was the main drag on relative performance, while stock selection was positive. The allocation to emerging markets detracted from relative returns, as did our below-index allocation to the North American market, which performed strongly over the 12 months. Our underweight position in continental Europe supported relative returns.

At sector level, consumer discretionary and technology were among the main detractors from relative performance, along with materials. The Fund’s position within U.S. cyclical sectors was a detractor. Stocks offering stable growth, for which we retain a preference across cyclical areas of the market, lagged over the year as attention switched back to more expensive thematic growth stocks in which we have a more selective positioning. This was particularly apparent in technology where investors favored newer, ‘glamorous’ social media names while we have a preference for more traditional stocks. Within materials, a high allocation to deep value opportunities was not beneficial, particularly in mining.

On the positive side, the healthcare sector was the leading contributor to relative returns, thanks to our overweight allocation as well as good stock selection. In particular, our overweight allocation to biotechnology and healthcare equipment was supportive, while our above-index positions in pharmaceutical companies such as AstraZeneca and Eli Lilly also aided returns. We added value through stock selection within financials, with the Fund benefiting from our quality models in banks and insurance. The Fund benefited from positive stock selection within telecoms, particularly in emerging markets where we have the most weight in this sector.

Market Outlook

We believe that it’s still hard to argue that the U.S. market is cheap. At the end of October 2014, the U.S. market was valued on 18.8x this year’s earnings. The cumulative underperformance of emerging markets compared to the developed markets since 2010 is still close to 40%.

This year’s underperformance of industrials has opened up a number of high quality opportunities within U.S. machinery and defence. Our exposure to a broad range of technology stocks remains at the higher end of the historic range, dominated by traditional stocks such as Intel and Microsoft rather than the ‘exciting’ software stocks. In the consumer discretionary sector, we retain a preference for emerging markets auto stocks and auto component makers over the larger car manufacturers.

The Fund’s exposure to financials remains driven by valuation and the relative quality (risk) of any opportunity. We believe that complex banks continue to offer better opportunities than higher priced ‘safe’ simple banks, although recent performance in the U.S. has narrowed the valuation gap. Continental European banks, while cheap, still face asset quality risks and valuations, and are not compelling yet, although for further weakness would offer some deep value opportunities. We have been adding to insurance companies, particularly in high quality areas of U.S. property & casualty insurance.

Within resources, we continue to prefer attractively-priced European and emerging market stocks. We believe that large integrated oil & gas stocks tend to offer attractive dividend yields and strong balance sheets. Mining stocks form the highest exposure within materials and we continue to hold positions in larger, low-cost, diversified miners such as BHP Billiton.

Within defensive sectors, we retain our preference for pharmaceutical and healthcare equipment stocks. In telecoms, we have continued to add to a number of opportunities in Japan and Europe. In utilities, we retain our preference for European and emerging market companies and have a zero weighting in the U.S., where we feel utilities remain unattractive. Within consumer staples, we are still underweight expensive food & drink stocks.

Comparison of Change in the Value of a $10,000 Investment in the Schroder Global Multi-Cap Equity Fund

Institutional Shares and Institutional Service Shares vs. the Morgan Stanley Capital International (MSCI) World Index.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2014	Annualized Since Inception
Schroder Global Multi-Cap Equity Fund —
Institutional Shares	7.40%	10.37	%(a)
Institutional Service Shares	7.37%	10.31	%(b)
MSCI World Index	8.67%	10.30%

(a)	Institutional Shares commenced operations on November 9, 2010. Rate shown is annualized since inception.
(b)

Institutional Service Shares commenced operations on September 28, 2012. The performance information provided in the above table for periods prior to September 28, 2012, reflects the performance of the Institutional Shares of the Fund, adjusted to reflect the distribution fees paid by Institutional Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the period reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Johnson & Johnson	0.8%
Intel	0.8
Apple	0.8
GlaxoSmithKline	0.8
Microsoft	0.8

Geographic Allocation

% of Net Assets
North America	46.6%
Emerging Markets	12.3
Continental Europe	11.6
United Kingdom	10.9
Japan	9.7
Pacific ex-Japan	7.0
Middle East	1.0
Central America	0.2
Other Assets less Liabilities	0.7

Schroder North American Equity Fund

Schedule of Investments

October 31, 2014

Shares		Value $

	COMMON STOCK — 99.5%
	Bermuda — 0.7%
5,400	Arch Capital Group (1)	304,128
31,800	Assured Guaranty	733,944
17,500	Axis Capital Holdings	842,450
7,300	Endurance Specialty Holdings	423,035
6,900	Everest Re Group	1,177,485
26,700	Marvell Technology Group	358,848
5,700	PartnerRe	659,433
8,500	RenaissanceRe Holdings	878,305
7,500	Validus Holdings	298,350
		5,675,978
	Canada — 1.4%
14,100	Alimentation Couche Tard Class B	478,528
33,600	Bonavista Energy	315,713
9,700	Canadian Natural Resources	338,495
10,900	Canadian REIT	478,631
14,900	Centerra Gold	58,170
10,800	Corus Entertainment Class B	198,742
10,900	Dominion Diamond (1)	152,516
13,300	Enbridge Income Fund Holdings	350,481
9,800	Freehold Royalties Trust	182,601
23,900	Genworth MI Canada	835,509
5,159	IAMGOLD (1)	9,796
12,400	Jean Coutu Group PJC Class A	284,296
33,900	Kinross Gold (1)	72,489
5,288	Linamar	270,112
6,200	Magna International Class A	611,941
28,400	Medical Facilities	454,077
9,100	Metro Class A	639,475
9,100	Morguard REIT	149,372
24,700	Nevsun Resources	83,498
9,800	North West	202,600
25,500	Potash Corp. of Saskatchewan	870,401
33,100	Rogers Communications Class B	1,244,646
25,400	Shaw Communications Class B	652,212
7,400	Silver Wheaton	128,624
32,000	Suncor Energy	1,136,276
26,100	Teck Resources Class B	412,440
15,200	Transcontinental Class A	207,558
2,800	Vermilion Energy	158,900
6,792	Yellow Media (1)	99,194
		11,077,293
	Ireland — 0.7%
42,152	Accenture Class A	3,419,370
4,800	Actavis (1)	1,165,152
4,300	Eaton	294,077
5,400	Seagate Technology	339,282
22,300	XL Group Class A	755,524
		5,973,405
	Netherlands — 0.3%
26,800	LyondellBasell Industries Class A	2,455,684

	Panama — 0.1%
5,600	Copa Holdings Class A	654,752

	Puerto Rico — 0.1%
1,025	Doral Financial (1)	5,955
14,100	Popular (1)	449,508
		455,463
	Singapore — 0.1%
13,000	Avago Technologies Class A	1,121,250

	Switzerland — 0.9%
31,000	ACE	3,388,300
21,000	Allied World Assurance Holdings	798,000
32,200	TE Connectivity	1,968,386
40,600	Transocean	1,211,098
		7,365,784
	United Kingdom — 0.2%
25,700	Delphi Automotive	1,772,786
3,600	Paragon Offshore	17,532
		1,790,318
	United States — 95.0%
	Consumer Discretionary — 10.5%
7,000	Aaron’s	173,320
14,306	Amazon.com (1)	4,369,911
7,000	Apollo Education Group Class A (1)	200,620
2,600	AutoZone (1)	1,439,152
18,900	Bed Bath & Beyond (1)	1,272,726
25,400	Best Buy	867,156
4,200	Buckle	207,186
5,200	Cato Class A	185,484
7,200	CBS Class B	390,384
7,300	Cheesecake Factory	335,362
27,113	Coach	932,145
127,000	Comcast Class A	7,029,450
3,000	Cracker Barrel Old Country Store	346,050
29,856	DIRECTV (1)	2,591,202
2,500	Discovery Communications Class C (1)	87,475
2,800	Dollar General (1)	175,476
7,100	Foot Locker	397,671

The accompanying notes are an integral part of the financial statements.

Shares		Value $

108,600	Ford Motor	1,530,174
2,800	Fossil Group (1)	284,648
12,500	GameStop Class A	534,500
28,600	Gap	1,083,654
14,700	Garmin	815,556
27,200	General Motors	854,080
10,800	Gentex	353,592
8,400	Guess?	186,228
13,000	Hasbro	747,890
15,300	Hillenbrand	509,337
64,293	Home Depot	6,269,853
11,800	Johnson Controls	557,550
32,800	Lowe’s	1,876,160
26,200	Macy’s	1,514,884
31,700	Mattel	984,919
52,481	McDonald’s	4,919,044
1,400	McGraw-Hill	126,672
5,700	Meredith	297,198
13,800	Michael Kors Holdings (1)	1,084,542
1,700	Netflix (1)	667,709
36,500	Nike Class B	3,393,405
22,600	Omnicom Group	1,624,036
3,100	O’Reilly Automotive (1)	545,228
2,200	Outerwall (1)	139,194
10,100	PetSmart	730,735
2,089	Priceline Group (1)	2,519,773
5,200	Ralph Lauren Class A	857,168
17,700	Ross Stores	1,428,744
12,200	Scripps Networks Interactive Class A	942,328
700	Sherwin-Williams	160,692
3,700	Standard Motor Products	146,224
59,500	Staples	754,460
22,700	Starbucks	1,715,212
6,600	Steven Madden (1)	206,910
20,000	Target	1,236,400
10,600	Texas Roadhouse Class A	306,022
27,245	Time Warner	2,165,160
37,300	TJX	2,361,836
6,700	TripAdvisor (1)	594,022
8,600	Tupperware Brands	548,250
61,200	Twenty-First Century Fox Class A	2,110,176
6,200	Vera Bradley (1)	141,360
24,900	VF	1,685,232
27,300	Viacom Class B	1,984,164
79,372	Walt Disney	7,253,014
5,700	Williams-Sonoma	370,671
1,200	Wynn Resorts	228,012
30,800	Yum! Brands	2,212,364
		84,559,752
	Consumer Staples — 9.3%
94,200	Altria Group	4,553,628
8,900	Campbell Soup	393,113
17,200	Clorox	1,711,400
145,416	Coca-Cola	6,090,022
29,800	Coca-Cola Enterprises	1,291,830
20,882	Colgate-Palmolive	1,396,588
12,973	Costco Wholesale	1,730,209
41,517	CVS Health	3,562,574
19,900	Dr. Pepper Snapple Group	1,378,075
8,900	Energizer Holdings	1,091,585
56,000	General Mills	2,909,760
28,700	Kellogg	1,835,652
29,700	Kimberly-Clark	3,393,819
59,966	Kraft Foods Group	3,379,084
36,100	Kroger	2,011,131
7,300	Medifast (1)	231,702
34,400	Mondelez International Class A	1,212,944
13,800	Nu Skin Enterprises Class A	729,054
67,024	PepsiCo	6,445,698
76,491	Philip Morris International	6,808,464
131,511	Procter & Gamble	11,476,965
18,800	Reynolds American	1,182,708
4,700	Sanderson Farms	394,706
46,500	Sysco	1,792,110
38,441	Walgreen	2,468,681
69,123	Wal-Mart Stores	5,272,011
11,700	Whole Foods Market	460,161
		75,203,674
	Energy — 8.5%
8,200	Anadarko Petroleum	752,596
12,600	Apache	972,720
7,800	Chesapeake Energy	173,004
93,520	Chevron	11,217,724
69,659	ConocoPhillips	5,025,897
4,400	Contango Oil & Gas (1)	160,908
13,700	Devon Energy	822,000
10,800	Dorchester Minerals LP	296,676
32,100	EOG Resources	3,051,105
201,290	ExxonMobil	19,466,756
41,300	Gran Tierra Energy (1)	188,328
25,737	Halliburton	1,419,138
13,500	Helmerich & Payne	1,172,070
7,000	Hess	593,670
16,400	HollyFrontier	744,232
1,900	Magellan Midstream Partners	155,553
67,100	Marathon Oil	2,375,340
9,500	Marathon Petroleum	863,550
33,300	National Oilwell Varco	2,418,912
2,700	Noble Energy	155,601
49,233	Occidental Petroleum	4,378,290
27,479	Phillips 66	2,157,102
61,272	Schlumberger	6,045,096

The accompanying notes are an integral part of the financial statements.

Shares		Value $

7,300	Spectra Energy	285,649
11,900	Tesoro	849,779
16,400	VAALCO Energy (1)	121,688
37,600	Valero Energy	1,883,384
13,000	Western Refining	592,670
5,700	Williams	316,407
		68,655,845
	Financials — 14.9%
700	Affiliated Managers Group (1)	139,853
54,600	Aflac	3,261,258
2,900	Agree Realty REIT	88,769
42,000	Ally Financial (1)	953,400
21,300	American Capital (1)	315,879
24,200	American Equity Investment Life Holding	624,602
26,127	American Express	2,350,124
16,300	American Financial Group	975,229
73,300	American International Group	3,926,681
1,800	American Tower Class A REIT	175,500
569,150	Bank of America	9,766,614
10,100	Bank of New York Mellon	391,072
23,700	BankUnited	708,630
26,000	BBCN Bancorp	367,640
62,700	Berkshire Hathaway Class B (1)	8,788,032
2,600	BlackRock Class A	886,886
11,300	Broadridge Financial Solutions	496,409
33,900	Capital One Financial	2,805,903
4,600	Capital Southwest	168,636
8,400	Cash America International	412,860
20,600	Charles Schwab	590,602
13,200	Chubb	1,311,552
166,042	Citigroup	8,888,228
14,500	Community Bank System	553,175
14,900	CVB Financial	235,122
11,700	Digital Realty Trust REIT	807,183
35,818	Discover Financial Services	2,284,472
2,600	Eaton Vance	95,758
7,500	EPR Properties REIT	420,750
498	FBL Financial Group Class A	24,691
56,200	Fifth Third Bancorp	1,123,438
36,300	FirstMerit	666,105
13,400	FNFV Group (1)	180,096
35,000	Franklin Resources	1,946,350
36,700	Genworth Financial Class A (1)	513,433
7,400	Getty Realty REIT	137,714
26,125	Goldman Sachs Group	4,963,489
22,300	HCC Insurance Holdings	1,163,837
4,300	HCI Group	218,612
42,700	HCP REIT	1,877,519
18,100	Horace Mann Educators	550,421
23,100	International Bancshares	655,347
7,000	Jack Henry & Associates	418,740
202,063	JPMorgan Chase	12,220,770
126,200	KeyCorp	1,665,840
4,000	LTC Properties REIT	167,760
3,000	M&T Bank	366,540
23,700	MetLife	1,285,488
21,800	Monmouth REIT	244,160
15,800	Montpelier Re Holdings	523,612
5,000	Moody’s	496,150
95,000	Morgan Stanley	3,320,250
909	National Western Life Insurance Class A	246,339
30,800	Paychex	1,445,752
44,400	PNC Financial Services Group	3,835,716
7,100	Portfolio Recovery Associates (1)	449,075
45,400	Principal Financial Group	2,377,598
12,900	ProAssurance	603,462
3,300	Provident Financial Holdings	48,114
3,500	Prudential Financial	309,890
900	Public Storage REIT	165,906
5,600	Regional Management (1)	65,296
16,900	SEI Investments	653,354
16,200	Select Income REIT	397,062
7,563	Simon Property Group REIT	1,355,365
32,700	Symetra Financial	774,990
21,800	T. Rowe Price Group	1,789,562
7,000	Torchmark	370,720
12,100	Towne Bank	183,436
26,100	Trustmark	635,013
40,751	U.S. Bancorp	1,735,993
13,000	Universal Insurance Holdings	227,500
10,071	Voya Financial	395,287
8,100	Waddell & Reed Financial Class A	386,694
24,100	Washington Federal	526,103
245,172	Wells Fargo	13,016,181
2,500	World Acceptance (1)	179,150
		119,694,739
	Healthcare — 15.5%
28,833	Abbott Laboratories	1,256,830
90,560	AbbVie	5,746,937
40,068	Aetna	3,306,011
6,100	Alexion Pharmaceuticals (1)	1,167,296
40,426	Amgen	6,556,289
14,300	Amsurg Class A (1)	772,343
51,172	Baxter International	3,589,204
18,000	Becton Dickinson	2,316,600
11,362	Biogen Idec (1)	3,648,111
50,871	Bristol-Myers Squibb	2,960,183
35,200	Cardinal Health	2,762,496
38,500	Celgene (1)	4,122,965
7,100	Centene (1)	657,957

The accompanying notes are an integral part of the financial statements.

Shares		Value $

6,600	Chemed	682,176
3,600	CIGNA	358,452
4,900	Computer Programs & Systems	308,602
6,100	Covance (1)	487,390
12,500	CR Bard	2,049,625
20,100	DaVita (1)	1,569,207
67,761	Eli Lilly	4,494,587
21,624	Express Scripts Holding (1)	1,661,156
77,404	Gilead Sciences (1)	8,669,248
17,500	Hill-Rom Holdings	778,400
12,000	Humana	1,666,200
142,484	Johnson & Johnson	15,356,926
19,000	Laboratory Corp. of America Holdings (1)	2,076,510
7,900	Landauer	282,741
1,800	McKesson	366,138
20,100	MEDNAX (1)	1,254,843
67,903	Medtronic	4,628,269
162,007	Merck	9,386,686
2,600	Mettler-Toledo International (1)	672,022
8,700	Myriad Genetics (1)	343,563
27,100	PDL BioPharma	231,163
333,247	Pfizer	9,980,748
24,000	Quality Systems	362,640
1,800	Regeneron Pharmaceuticals (1)	708,696
7,600	ResMed	396,872
38,400	St. Jude Medical	2,464,128
30,199	Stryker	2,643,319
3,500	Techne	318,675
9,500	Thermo Fisher Scientific	1,116,915
8,100	U.S. Physical Therapy	349,515
4,200	United Therapeutics (1)	550,074
52,600	UnitedHealth Group	4,997,526
11,000	Varian Medical Systems (1)	925,320
8,408	Waters (1)	931,606
1,500	WellPoint	190,035
22,300	Zimmer Holdings	2,480,652
		124,603,847
	Industrials — 10.9%
35,735	3M	5,494,971
33,000	ADT	1,182,720
18,700	Applied Materials	413,083
3,000	Argan (1)	104,430
24,200	Boeing	3,022,822
16,900	Brady Class A	402,896
40,608	Caterpillar	4,118,057
10,800	Crane	673,380
26,598	CSX	947,687
18,400	Cummins	2,689,712
15,300	Danaher	1,230,120
32,900	Deere	2,814,266
6,200	Delta Air Lines	249,426
10,900	Deluxe	662,720
11,700	Douglas Dynamics	242,541
23,200	Dover	1,843,008
8,900	Dun & Bradstreet	1,093,009
24,700	Exelis	440,895
30,900	Expeditors International of Washington	1,318,194
13,500	FedEx	2,259,900
6,800	Flowserve	462,332
16,200	Fluor	1,074,708
21,847	General Dynamics	3,053,337
387,089	General Electric	9,990,767
41,491	Honeywell International	3,988,115
7,000	Hubbell Class B	793,870
2,200	Hyster-Yale Materials Handling Class A	172,678
5,300	IDEX	397,023
34,300	Illinois Tool Works	3,123,015
15,700	ITT	707,442
9,700	Lincoln Electric Holdings	703,056
3,600	Lindsay	315,720
17,200	Lockheed Martin	3,277,804
4,100	MSC Industrial Direct Class A	331,977
9,693	Norfolk Southern	1,072,433
15,300	Northrop Grumman	2,110,788
17,700	Parker Hannifin	2,248,431
22,500	Performant Financial (1)	194,175
3,400	Precision Castparts	750,380
21,600	Raytheon	2,243,808
8,200	Robert Half International	449,196
19,300	Rockwell Automation	2,168,355
13,200	Rockwell Collins	1,110,780
28,100	RR Donnelley & Sons	490,345
15,200	Southwest Airlines	524,096
10,900	Toro	672,857
44,100	Union Pacific	5,135,445
18,864	United Parcel Service Class B	1,979,022
42,695	United Technologies	4,568,365
5,100	Valmont Industries	694,467
7,900	WW Grainger	1,949,720
		87,958,344
	Information Technology — 19.0%
7,400	Adobe Systems (1)	518,888
900	Alliance Data Systems (1)	255,015
28,300	Altera	972,671
285,573	Apple	30,841,884
10,300	Automatic Data Processing	842,334
7,700	Broadcom Class A	322,476
29,300	Brocade Communications Systems	314,389
36,700	CA	1,066,502

The accompanying notes are an integral part of the financial statements.

Shares		Value $

3,433	CDK Global (1)	115,349
271,685	Cisco Systems	6,648,132
3,700	Citrix Systems (1)	237,651
45,000	Cognizant Technology Solutions Class A (1)	2,198,250
13,500	Computer Sciences	815,400
100,600	Corning	2,055,258
31,800	eBay (1)	1,669,500
10,800	Ebix	159,300
131,200	EMC	3,769,376
78,600	Facebook Class A (1)	5,894,214
16,800	FLIR Systems	563,304
13,949	Google Class A (1)	7,921,219
13,321	Google Class C (1)	7,447,504
11,200	Harris	779,520
109,933	Hewlett-Packard	3,944,396
4,700	HomeAway (1)	164,030
264,274	Intel	8,987,959
45,994	International Business Machines	7,561,414
3,200	Intuit	281,632
6,800	Kulicke & Soffa Industries (1)	98,056
9,500	Lexmark International Class A	410,020
24,500	Linear Technology	1,049,580
3,100	LogMeIn (1)	148,955
36,700	MasterCard Class A	3,073,625
16,000	Maxim Integrated Products	469,440
15,500	Microchip Technology	668,205
14,900	Micron Technology (1)	493,041
408,850	Microsoft	19,195,507
29,300	NetApp	1,254,040
177,281	Oracle	6,922,823
89,377	QUALCOMM	7,016,988
11,200	salesforce.com (1)	716,688
3,887	SanDisk	365,922
5,900	Skyworks Solutions	343,616
6,900	SolarWinds (1)	328,095
4,300	Symantec	106,726
3,700	Syntel (1)	320,457
9,200	Take-Two Interactive Software (1)	243,340
4,000	Tech Data (1)	238,880
21,800	Teradata (1)	922,576
66,222	Texas Instruments	3,288,584
19,100	Visa Class A	4,611,313
19,100	Vishay Intertechnology	258,041
17,500	Western Digital	1,721,475
52,100	Western Union	883,616
24,900	Xilinx	1,107,552
18,900	Yahoo! (1)	870,345
		153,475,073
	Materials — 2.1%
1,600	Air Products & Chemicals	215,456
10,000	Albemarle	583,800
4,900	Ashland	529,543
15,700	Avery Dennison	735,545
9,400	Bemis	361,618
7,800	Celanese Class A	458,094
4,982	CF Industries Holdings	1,295,320
7,000	Crown Holdings (1)	335,510
26,400	Dow Chemical	1,304,160
27,000	E.I. du Pont de Nemours	1,867,050
17,000	Eastman Chemical	1,373,260
24,400	Freeport-McMoRan	695,400
3,000	Innospec	121,110
36,400	International Paper	1,842,568
15,240	Monsanto	1,753,210
4,000	Newmont Mining	75,040
1,300	PPG Industries	264,797
6,900	Praxair	869,331
12,200	Rock-Tenn Class A	624,030
4,200	Schweitzer-Mauduit International	180,852
6,500	Scotts Miracle-Gro Class A	385,060
13,700	Sonoco Products	559,919
1,500	Terra Nitrogen LP	211,980
10,200	Worthington Industries	394,230
		17,036,883
	Telecommunication Services — 2.3%
223,939	AT&T	7,802,035
8,700	Inteliquent	146,421
212,930	Verizon Communications	10,699,732
		18,648,188
	Utilities — 2.0%
4,500	American Electric Power	262,530
13,000	American States Water	465,140
15,600	AmeriGas Partners	719,940
10,400	Consolidated Edison	658,944
3,300	Dominion Resources	235,290
13,433	Duke Energy	1,103,521
54,571	Emerson Electric	3,495,818
22,400	Entergy	1,882,048
3,600	National Fuel Gas	249,228
8,800	NeuStar Class A (1)	232,408
8,600	NextEra Energy	861,892
17,300	Portland General Electric	629,893
53,600	Public Service Enterprise Group	2,214,216
58,508	Southern	2,712,431
		15,723,299
	Total United States	765,559,644
	TOTAL COMMON STOCK (Cost $585,887,605)	802,129,571

The accompanying notes are an integral part of the financial statements.

Value $

TOTAL INVESTMENTS — 99.5% (Cost $585,887,605)	802,129,571

OTHER ASSETS LESS LIABILITIES — 0.5%	4,081,062

NET ASSETS — 100%	$806,210,633

(1)	Denotes non-income producing security.

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2014, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)

Citigroup Global Markets	11/5/14	CAD	14,390,335	USD	12,892,149	$125,572
Deutsche Bank Securities, Inc.	11/5/14	USD	12,922,042	CAD	14,390,355	(155,466)
Deutsche Bank Securities, Inc.	12/3/14	CAD	14,390,335	USD	12,913,229	155,534
						$125,640

CAD — Canadian Dollar

LP — Limited Partnership

REIT — Real Estate Investment Trust

USD — United States Dollar

The following is a summary of the inputs used as of October 31, 2014, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock (2)	$802,129,571	$—	$—	$802,129,571

Total Investments in Securities	$802,129,571	$—	$—	$802,129,571

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Forwards — Unrealized Appreciation	$—	$281,106	$—	$281,106
Forwards — Unrealized Depreciation	—	(155,466)	—	(155,466)
Total Other Financial Instruments	$—	$125,640	$—	$125,640

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)            All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Opportunities Fund

Schedule of Investments

October 31, 2014

Shares		Value $

	COMMON STOCK — 91.3%
	Consumer Discretionary — 11.9%
56,500	AMC Entertainment Holdings Class A	1,435,100
136,800	American Eagle Outfitters	1,760,616
34,300	Brunswick	1,605,240
35,300	ClubCorp Holdings	672,818
8,900	Domino’s Pizza	790,231
16,300	Fortune Brands Home & Security	704,975
37,303	Fox Factory Holding (1)	631,913
17,700	Home Inns & Hotels Management ADR (1)	534,717
8,500	John Wiley & Sons Class A	496,315
31,000	Matthews International Class A	1,428,480
26,246	Motorcar Parts of America (1)	762,184
54,800	National CineMedia	871,320
23,000	Red Robin Gourmet Burgers (1)	1,264,310
32,435	ServiceMaster Global Holdings (1)	777,791
55,600	Steven Madden (1)	1,743,060
23,308	Waste Connections	1,163,069
		16,642,139
	Consumer Staples — 0.2%
18,950	Dean Foods	278,755

	Financial Services — 20.8%
19,600	Amerisafe	817,320
24,815	Blackstone Mortgage Trust Class A REIT	692,835
88,900	Brown & Brown	2,832,354
60,300	CoreLogic (1)	1,891,611
24,359	Equity LifeStyle Properties REIT	1,196,027
4,133	First Citizens BancShares Class A	1,038,251
45,900	First Horizon National	590,274
57,600	FirstMerit	1,056,960
66,300	FXCM Class A	1,091,298
57,624	Golub Capital BDC	998,624
30,100	Heritage Financial	528,255
31,800	HFF Class A (1)	1,001,064
69,505	Kennedy-Wilson Holdings	1,882,890
15,400	Lakeland Financial	638,176
17,369	Mid-America Apartment Communities REIT	1,227,294
90,100	Old National Bancorp	1,310,955
16,400	PacWest Bancorp	699,624
67,295	Parkway Properties REIT	1,349,265
25,066	ProAssurance	1,172,587
43,700	Radian Group	736,345
27,136	Redwood Trust REIT	509,885
15,900	Reinsurance Group of America Class A	1,339,575
19,000	Simmons First National Class A	797,810
14,600	South State	880,526
23,029	Stifel Financial (1)	1,094,108
47,840	Terreno Realty REIT	1,007,510
15,200	Wintrust Financial	704,064
		29,085,487
	Healthcare — 13.9%
24,600	Aerie Pharmaceuticals (1)	620,412
33,995	Catalent (1)	884,890
14,500	Centene (1)	1,343,715
25,900	Cepheid (1)	1,372,959
5,700	Cooper	934,230
18,000	Fluidigm (1)	522,000
33,600	HealthSouth	1,355,088
25,915	K2M Group Holdings (1)	417,232
218,800	Lexicon Pharmaceuticals (1)	317,260
25,100	LifePoint Hospitals (1)	1,757,000
30,900	Masimo (1)	779,916
31,300	Parexel International (1)	1,699,903
20,560	Premier Class A (1)	686,293
8,700	Salix Pharmaceuticals (1)	1,251,495
9,304	Sientra (1)	165,611
13,200	Sirona Dental Systems (1)	1,036,860
23,700	Spectranetics (1)	752,949
16,800	Surgical Care Affiliates (1)	515,424
107,418	Unilife (1)	394,224
77,351	VWR (1)	1,726,474
17,700	West Pharmaceutical Services	907,125
		19,441,060
	Materials & Processing — 9.8%
2,300	Balchem	148,810
93,600	Berry Plastics Group (1)	2,435,472
5,593	CLARCOR	374,507
13,600	Compass Minerals International	1,165,248
41,400	Hexcel (1)	1,734,246
7,000	Innophos Holdings	399,000
43,500	Louisiana-Pacific (1)	635,100
24,400	Minerals Technologies	1,871,724
16,300	Packaging Corp. of America	1,174,904
45,502	Pretium Resources (1)	207,489
64,006	Ryerson Holding (1)	817,997
38,400	Simpson Manufacturing	1,270,272
33,000	Steel Dynamics	759,330
13,000	Universal Forest Products	649,610
		13,643,709
	Other Energy — 3.2%
26,700	Carrizo Oil & Gas (1)	1,386,798
21,400	Delek US Holdings	725,246
38,200	Jones Energy Class A (1)	472,152
42,700	Laredo Petroleum Holdings (1)	809,592
13,900	Matrix Service (1)	348,334

The accompanying notes are an integral part of the financial statements.

Shares		Value $

53,900	Synergy Resources (1)	657,041
		4,399,163
	Producer Durables — 14.5%
5,500	Allegiant Travel Class A (1)	734,085
38,000	Applied Industrial Technologies	1,854,780
18,100	Belden	1,288,539
4,600	Bristow Group	339,940
43,700	Compass Diversified Holdings LP	806,265
21,100	Dycom Industries (1)	662,329
9,700	ESCO Technologies	368,794
11,000	Genesee & Wyoming Class A (1)	1,058,200
47,800	Herman Miller	1,529,600
19,716	IDEX	1,476,925
9,200	MTS Systems	607,292
15,800	On Assignment (1)	459,780
10,800	OSI Systems (1)	765,504
24,000	Powell Industries	1,092,720
42,100	Primoris Services	1,209,112
27,600	Regal-Beloit	1,958,772
10,300	Spirit Airlines (1)	753,033
10,286	Teekay	601,320
47,100	Tetra Tech	1,262,751
6,300	Towers Watson Class A	694,827
15,100	US Ecology	759,228
		20,283,796
	Technology — 14.0%
40,000	AOL (1)	1,741,200
88,200	Cadence Design Systems (1)	1,583,190
57,000	Ciena (1)	955,320
50,200	Cinedigm Class A (1)	77,810
38,000	Digital River (1)	971,660
11,200	DigitalGlobe (1)	320,208
88,100	Entegris (1)	1,196,398
19,400	EPAM Systems (1)	926,156
27,900	Fabrinet (1)	508,059
66,700	Fairchild Semiconductor International Class A (1)	1,023,845
20,700	Finisar (1)	346,104
45,800	Fortinet (1)	1,193,090
60,700	Global Eagle Entertainment (1)	742,361
71,100	Integrated Device Technology (1)	1,166,751
8,900	International Rectifier (1)	353,953
45,300	JDS Uniphase (1)	609,738
42,300	M/A-COM Technology Solutions Holdings (1)	930,177
9,600	Monolithic Power Systems	424,224
44,260	PTC (1)	1,688,519
87,000	Sapient (1)	1,506,840
23,683	Verint Systems (1)	1,361,536
		19,627,139
	Utilities — 3.0%
20,600	IDACORP	1,302,538
42,222	NorthWestern	2,231,010
19,300	SJW	616,828
		4,150,376
	TOTAL COMMON STOCK (Cost $96,212,987)	127,551,624

	INVESTMENT COMPANIES — 4.8%
	Investment Companies — 4.8%
18,100	iShares Russell 2000 ETF	2,109,736
100,000	SPDR Barclays 1-3 Month T-Bill ETF (1)	4,575,000
	TOTAL INVESTMENT COMPANIES (Cost $6,556,275)	6,684,736

	TOTAL INVESTMENTS — 96.1% (Cost $102,769,262)	134,236,360

	OTHER ASSETS LESS LIABILITIES — 3.9%	5,474,764

	NET ASSETS — 100%	$139,711,124

(1)	Denotes non-income producing security.

ADR — American Depositary Receipt

ETF — Exchange Traded Fund

LP — Limited Partnership

REIT — Real Estate Investment Trust

SPDR — Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2014, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock (2)	$127,551,624	$—	$—	$127,551,624
Investment Companies	6,684,736	—	—	6,684,736
Total Investments in Securities	$134,236,360	$—	$—	$134,236,360

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)            All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Small and Mid Cap Opportunities Fund

Schedule of Investments

October 31, 2014

Shares		Value $

	COMMON STOCK — 92.4%
	Auto & Transportation — 1.6%
12,000	Ryder System	1,061,640

	Consumer Discretionary — 17.4%
5,600	Advance Auto Parts	822,976
42,075	Aramark	1,174,313
23,200	BRP (1)	505,355
13,100	Brunswick	613,080
4,300	Domino’s Pizza	381,797
10,700	Fortune Brands Home & Security	462,775
4,500	Fossil Group (1)	457,470
11,600	Gannett	365,400
900	Graham Holdings Class B	705,240
3,500	Hanesbrands	369,635
4,100	Harman International Industries	440,094
9,048	Jack in the Box	642,770
5,200	John Wiley & Sons Class A	303,628
18,600	KAR Auction Services	564,696
7,400	Snap-on	977,836
14,700	Sotheby’s	583,002
26,900	Urban Outfitters (1)	816,684
11,200	VeriSign (1)	669,312
11,476	Waste Connections	572,652
		11,428,715
	Consumer Staples — 0.8%
14,176	WhiteWave Foods Class A (1)	527,773

	Financial Services — 20.8%
2,089	Affiliated Managers Group (1)	417,361
3,943	Alexandria REIT	327,269
17,089	Apartment Investment & Management Class A REIT	611,615
31,942	Ares Capital	510,753
12,614	Arthur J Gallagher	601,688
6,700	Brown & Brown	213,462
13,705	Commerce Bancshares	620,288
30,300	CoreLogic (1)	950,511
6,900	Cullen/Frost Bankers	557,589
5,853	Equity LifeStyle Properties REIT	287,382
15,600	First Horizon National	200,616
9,600	First Republic Bank	488,928
14,995	HCC Insurance Holdings	782,589
8,800	HFF Class A (1)	277,024
48,400	Huntington Bancshares	479,644
22,193	Parkway Properties REIT	444,970
6,828	PartnerRe	789,931
10,100	ProAssurance	472,478
20,500	Radian Group	345,425
9,500	Raymond James Financial	533,235
13,200	Redwood Trust REIT	248,028
5,800	Reinsurance Group of America Class A	488,650
4,235	SVB Financial Group (1)	474,278
6,150	Torchmark	325,704
27,954	Vantiv Class A (1)	864,338
7,000	Wintrust Financial	324,240
10,100	WR Berkley	520,554
16,900	Zions Bancorporation	489,593
		13,648,143
	Healthcare — 13.5%
20,300	CareFusion (1)	1,164,611
14,032	Catalent (1)	365,253
13,384	Envision Healthcare Holdings (1)	467,771
8,300	Fluidigm (1)	240,700
5,069	Henry Schein (1)	608,432
6,800	IMS Health Holdings (1)	164,900
8,800	LifePoint Hospitals (1)	616,000
11,600	Masimo (1)	292,784
14,100	Parexel International (1)	765,771
11,000	PerkinElmer	477,620
7,739	Premier Class A (1)	258,328
11,518	Quintiles Transnational Holdings (1)	674,263
3,800	Salix Pharmaceuticals (1)	546,630
4,700	Sirona Dental Systems (1)	369,185
6,917	Universal Health Services Class B	717,362
34,787	VWR (1)	776,446
6,500	West Pharmaceutical Services	333,125
		8,839,181
	Materials & Processing — 9.4%
4,553	Airgas	507,842
44,200	Berry Plastics Group (1)	1,150,084
6,600	CLARCOR	441,936
18,800	Hexcel (1)	787,532
30,500	Interface Class A	488,915
27,300	Louisiana-Pacific (1)	398,580
8,700	Minerals Technologies	667,377
4,300	Packaging Corp. of America	309,944
7,100	Reliance Steel & Aluminum	479,108
22,600	Sealed Air	819,250
26,600	Yamana Gold	105,868
		6,156,436
	Other Energy — 2.8%
27,300	Denbury Resources	338,520
41,600	EP Energy Class A (1)	607,360
3,600	Helmerich & Payne	312,552
8,000	HollyFrontier	363,040
9,500	Superior Energy Services	238,925
		1,860,397
	Producer Durables — 12.4%
10,400	Alaska Air Group	553,592
24,900	Allison Transmission Holdings Class A	808,752

The accompanying notes are an integral part of the financial statements.

Shares		Value $

12,400	Applied Industrial Technologies	605,244
7,600	Carlisle	675,488
15,700	Copart (1)	525,008
8,200	Dover	651,408
4,200	Genesee & Wyoming Class A (1)	404,040
3,700	Graco	290,450
5,491	IDEX	411,331
9,400	Quanta Services (1)	320,352
12,700	Regal-Beloit	901,319
22,800	Rollins	726,636
6,900	Spirit Airlines (1)	504,459
2,199	Towers Watson Class A	242,527
5,168	Verisk Analytics Class A (1)	322,225
4,500	Xylem	163,620
		8,106,451
	Technology — 10.5%
18,400	AOL (1)	800,952
10,457	Arrow Electronics (1)	594,585
50,900	Atmel (1)	377,678
16,000	Ciena (1)	268,160
7,700	DigitalGlobe (1)	220,143
24,900	Finisar (1)	416,328
6,500	Gartner (1)	524,615
29,800	JDS Uniphase (1)	401,108
7,500	Linear Technology	321,300
11,800	Microchip Technology	508,698
37,700	ON Semiconductor (1)	312,533
19,100	PTC (1)	728,665
22,000	Sabre	378,400
1,900	SBA Communications Class A (1)	213,427
19,294	Synopsys (1)	790,668
		6,857,260
	Utilities — 3.2%
5,600	Alliant Energy	346,696
14,600	NorthWestern	771,464
11,700	Portland General Electric	425,997
6,800	Questar	163,948
11,000	Westar Energy Class A	415,910
		2,124,015
	TOTAL COMMON STOCK (Cost $46,015,863)	60,610,011

	INVESTMENT COMPANIES — 3.3%
	Investment Companies — 3.3%
1,400	iShares Russell 2000 ETF	163,184
4,500	iShares Russell Mid-Capital ETF	734,985
27,600	SPDR Barclays 1-3 Month T-Bill ETF(1)	1,262,700
	TOTAL INVESTMENT COMPANIES (Cost $2,138,369)	2,160,869

	TOTAL INVESTMENTS — 95.7% (Cost $48,154,232)	62,770,880

	OTHER ASSETS LESS LIABILITIES — 4.3%	2,825,189

	NET ASSETS — 100%	$65,596,069

(1)	Denotes non-income producing security.

ETF — Exchange Traded Fund

REIT — Real Estate Investment Trust

SPDR — Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2014, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock (2)	$60,610,011	$—	$—	$60,610,011
Investment Companies	2,160,869	—	—	2,160,869
Total Investments in Securities	$62,770,880	$—	$—	$62,770,880

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)            All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Market Equity Fund

Schedule of Investments

October 31, 2014

Shares		Value $

	COMMON STOCK — 94.4%
	Brazil — 5.8%
1,705,320	Ambev ADR	11,391,538
582,300	BB Seguridade Participacoes	7,769,013
472,300	BR Malls Participacoes	3,793,038
1,111,056	Cia de Concessoes Rodoviarias	8,272,724
502,300	Cielo	8,248,350
277,423	Iochpe-Maxion	1,910,019
1,231,600	Kroton Educacional	8,777,617
263,878	Petroleo Brasileiro ADR (1)	3,087,373
369,100	Ultrapar Participacoes	8,051,114
790,100	Vale Class B ADR	7,972,109
333,900	Weg	3,938,778
		73,211,673
	China — 22.4%
1,581,000	AAC Technologies Holdings	9,469,507
7,148	Baidu ADR (1)	1,706,728
4,531,000	Belle International Holdings	5,766,616
7,746,000	Brilliance China Automotive Holdings	13,384,190
46,708,320	China Construction Bank Class H	34,812,233
5,069,000	China Life Insurance Class H	15,164,220
2,638,000	China Longyuan Power Group Class H	2,816,534
1,400,000	China Mobile	17,420,682
5,120,200	China Pacific Insurance Group Class H	19,146,735
41,005,600	China Petroleum & Chemical Class H	35,532,212
1,888,100	Chongqing Changan Automobile Class B	4,170,539
6,843,000	CNOOC	10,747,405
1,012,000	Hengan International Group	10,667,879
22,227,565	Industrial & Commercial Bank of China Class H	14,703,443
242,000	Mindray Medical International ADR	7,051,880
3,907,000	Sun Art Retail Group	4,181,492
3,197,000	Tencent Holdings	50,953,134
32,000	Tsingtao Brewery Class H	236,436
1,928,200	Weichai Power Class H	7,396,885
174,589	Yum! Brands	12,540,728
832,000	Zhuzhou CSR Times Electric Class H (1)(2)(3)	3,577,906
		281,447,384
	Colombia — 0.4%
54,400	Bancolombia ADR	3,077,408
119,696	Grupo de Inversiones Suramericana	2,484,092
		5,561,500
	Czech Republic — 0.2%
12,596	Komercni Banka	2,698,067

	Egypt — 0.9%
975,042	Commercial International Bank (2)	6,650,887
635,259	Commercial International Bank GDR	4,319,761
		10,970,648
	Greece — 0.6%
233,242	Hellenic Telecommunications Organization (1)	2,633,505
1,790,153	National Bank of Greece (1)	4,307,189
		6,940,694
	Hong Kong — 1.8%
4,016,200	AIA Group	22,398,103

	Hungary — 0.2%
146,728	OTP Bank	2,425,927

	India — 8.8%
3,082,646	Axis Bank	22,060,499
141,467	Coal India	853,756
1,218,061	HDFC Bank	18,089,396
94,700	HDFC Bank ADR	4,965,121
152,011	Hero MotoCorp	7,586,314
368,781	Lupin	8,222,795
231,981	Maruti Suzuki India	12,608,772
1,017,647	Reliance Industries	16,583,171
480,915	Tata Consultancy Services	20,425,964
		111,395,788
	Indonesia — 1.0%
9,446,500	Bank Mandiri	8,090,300
20,190,400	Telekomunikasi Indonesia Persero	4,594,423
		12,684,723
	Mexico — 3.8%
2,254,164	Alfa Class A	7,196,251
1,122,400	Alsea (1)	3,518,166
907,260	Cemex ADR (1)	11,159,298
127,200	Fomento Economico Mexicano ADR	12,241,728
619,000	Grupo Financiero Santander Mexico ADR	8,232,700
2,163,600	Wal-Mart de Mexico	5,017,672
		47,365,815
	Peru — 0.5%
37,056	Credicorp	5,966,016

	Philippines — 0.4%
7,093,800	Ayala Land	5,295,650

The accompanying notes are an integral part of the financial statements.

Shares		Value $

102,730	Robinsons Retail Holdings	146,512
		5,442,162
	Poland — 1.6%
153,240	KGHM Polska Miedz	5,908,015
1,284,427	Powszechna Kasa Oszczednosci Bank Polski	14,276,494
		20,184,509
	Qatar — 1.6%
141,981	Gulf International Services OSC	4,639,711
252,608	Qatar National Bank (2)	14,900,965
		19,540,676
	Russia — 2.8%
1,181,741	Gazprom ADR	7,793,582
227,966	LUKOIL ADR	11,181,732
105,215	Magnit GDR	7,049,405
243,359	MMC Norilsk Nickel ADR	4,528,911
167,750	Yandex Class A (NASDAQ) (1)	4,801,005
		35,354,635
	South Africa — 2.8%
165,767	Aspen Pharmacare Holdings	5,913,041
104,922	Naspers Class N	13,057,425
164,855	Sasol	8,208,411
1,047,819	Woolworths Holdings	7,446,999
		34,625,876
	South Korea — 18.0%
133,971	Cheil Worldwide (1)	2,093,434
495,844	DGB Financial Group	7,075,333
559,690	Hana Financial Group	19,402,950
39,295	Hyundai Department Store	4,982,056
93,697	Hyundai Engineering & Construction	4,256,444
8,985	Hyundai Mobis	2,101,794
182,614	Hyundai Motor	29,047,917
124,508	Kia Motors	6,069,696
243,920	Korea Electric Power	10,601,447
15,323	KT&G	1,362,070
77,281	LG Chem	14,462,212
308,110	LG Display (1)	9,038,062
7,310	LG Household & Health Care	4,261,254
20,269	NAVER	14,299,988
134,010	Samsung C&T	9,065,829
46,516	Samsung Electronics	54,144,549
58,509	Samsung Life Insurance	6,377,942
678	Samsung SDS (1)(2)(3)	120,536
386,720	SK Hynix (1)	17,169,785
43,637	SK Telecom	10,901,798
		226,835,096
	Taiwan — 12.2%
11,006,000	Advanced Semiconductor Engineering	13,152,996
1,432,000	Catcher Technology	12,052,406
11,192,489	Cathay Financial Holding	18,398,713
18,759,292	CTBC Financial Holding	13,136,716
397,040	Eclat Textile	3,772,445
11,136,090	Hon Hai Precision Industry	35,147,523
153,000	MediaTek	2,178,061
903,000	Taiwan Mobile	2,930,189
12,244,139	Taiwan Semiconductor Manufacturing	52,532,676
		153,301,725
	Thailand — 3.5%
1,232,100	Advanced Info Service	9,041,200
80,800	Advanced Info Service NVDR	592,914
2,131,175	Kasikornbank	15,442,349
733,525	Kasikornbank NVDR	5,315,072
4,726,700	Land & Houses	1,465,756
1,069,200	PTT	12,080,614
8,600	PTT NVDR	97,169
		44,035,074
	Turkey — 3.5%
2,457,904	Akbank	8,879,927
236,426	BIM Birlesik Magazalar	5,403,658
1,138,408	KOC Holding	5,813,300
212,716	Tupras Turkiye Petrol Rafinerileri	4,617,707
1,537,992	Turkcell Iletisim Hizmetleri (1)	8,926,325
1,100,507	Turkiye Garanti Bankasi	4,297,753
983,448	Turkiye Halk Bankasi	6,570,626
		44,509,296
	United Arab Emirates — 1.6%
7,368,287	Emaar Properties PJSC (2)	20,541,554

	TOTAL COMMON STOCK (Cost $1,066,807,581)	1,187,436,941

	PREFERRED STOCK — 4.7%
	Brazil — 4.7%
826,281	Banco Bradesco ADR	12,377,689
153,500	Cia Brasileira de Distribuicao	6,436,357
1,828,477	Itau Unibanco Holding ADR	26,988,321
833,296	Petroleo Brasileiro Class A ADR (1)	10,191,210
370,100	Vale Class A ADR	3,242,076
	TOTAL PREFERRED STOCK (Cost $61,603,453)	59,235,653

The accompanying notes are an integral part of the financial statements.

Value $

TOTAL INVESTMENTS — 99.1% (Cost $1,128,411,034)	1,246,672,594

OTHER ASSETS LESS LIABILITIES — 0.9%	11,945,756

NET ASSETS — 100%	$1,258,618,350

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(3)	Security considered illiquid. On October 31, 2014 the value of the securities amounted to $3,698,442, representing 0.29% of the total net assets of the Fund.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

NASDAQ — National Association of Securities Dealers Automated Quotations

NVDR — Non Voting Depository Receipt

The following is a summary of the inputs used as of October 31, 2014, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock (1)
Brazil	$73,211,673	$—	$—	$73,211,673
China	277,869,478	3,577,906	—	281,447,384
Colombia	5,561,500	—	—	5,561,500
Czech Republic	2,698,067	—	—	2,698,067
Egypt	4,319,761	6,650,887	—	10,970,648
Greece	6,940,694	—	—	6,940,694
Hong Kong	22,398,103	—	—	22,398,103
Hungary	2,425,927	—	—	2,425,927
India	111,395,788	—	—	111,395,788
Indonesia	12,684,723	—	—	12,684,723
Mexico	47,365,815	—	—	47,365,815
Peru	5,966,016	—	—	5,966,016
Philippines	5,442,162	—	—	5,442,162
Poland	20,184,509	—	—	20,184,509
Qatar	4,639,711	14,900,965	—	19,540,676
Russia	35,354,635	—	—	35,354,635
South Africa	34,625,876	—	—	34,625,876
South Korea	226,714,560	120,536	—	226,835,096
Taiwan	153,301,725	—	—	153,301,725
Thailand	44,035,074	—	—	44,035,074
Turkey	44,509,296	—	—	44,509,296
United Arab Emirates	—	20,541,554	—	20,541,554
Total Common Stock	$1,141,645,093	$45,791,848	$—	$1,187,436,941

The accompanying notes are an integral part of the financial statements.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Preferred Stock
Brazil	$59,235,653	$—	$—	$59,235,653
Total Preferred Stock	59,235,653	—	—	59,235,653

Total Investments in Securities	$1,200,880,746	$45,791,848	$—	$1,246,672,594

(1)            Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning of the period.  As of October 31, 2014, the Fund had securities with a total value of $42,093,406 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange. The Fund had securities with a total value of $3,577,906 transfer from Level 1 to Level 2. The changes occurred due to a halt in trading of these securities.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Markets Multi-Cap Equity Fund

Schedule of Investments

October 31, 2014

Shares		Value $

	COMMON STOCK — 90.9%
	Brazil — 7.5%
23,500	Ambev	155,535
4,000	Banco Santander Brasil ADR	21,920
3,900	BB Seguridade Participacoes	52,033
7,000	Bematech	21,950
5,700	Brasil Brokers Participacoes	7,292
2,000	CETIP - Mercados Organizados	25,344
10,400	Cia de Saneamento Basico do Estado de Sao Paulo (1)	81,382
9,561	Cia Energetica de Minas Gerais ADR	55,262
5,500	Cia Hering	55,490
2,600	Cia Paranaense de Energia ADR	36,660
4,100	Cielo	67,327
16,800	EcoRodovias Infraestrutura e Logistica	75,122
5,600	Eternit	7,842
3,800	Even Construtora e Incorporadora	8,220
1,800	Ez Tec Empreendimentos e Participacoes	15,400
13,300	Grendene	93,877
4,700	Grupo BTG Pactual	59,464
3,600	Helbor Empreendimentos	8,804
8,600	Mahle-Metal Leve Industria e Comercio	81,214
5,600	MRV Engenharia e Participacoes	18,532
9,000	Multiplus	126,216
8,500	Natura Cosmeticos	123,492
35,200	Odontoprev	127,140
2,800	Petroleo Brasileiro Class A ADR (1)	34,244
1,900	Rodobens Negocios Imobiliarios	7,645
100	Santos Brasil Participacoes	638
19,000	Souza Cruz	153,509
6,400	Telefonica Brasil ADR	130,816
5,100	Totvs	74,342
5,723	Tractebel Energia	77,949
6,900	Transmissora Alianca de Energia Eletrica	51,237
11,600	Vale	117,035
5,600	Via Varejo (1)	53,878
6,890	WEG	81,276
		2,108,087
	Chile — 1.0%
54,973	AFP Habitat	87,070
1,038	Antarchile	13,701
5,100	Enersis ADR	80,529
12,192	Forus	54,093
1,762	Gasco	12,901
1,500	Sociedad Quimica y Minera de Chile ADR	35,595
		283,889

	China — 13.0%
35,000	361 Degrees International	10,019
38,500	Anhui Conch Cement Class H	126,097
200	Baidu ADR (1)	47,754
276,000	Bank of China Class H	132,036
60,500	Bank of Chongqing Class H	41,347
257,000	Bank of Communications Class H	192,539
16,000	Baoye Group Class H	9,614
23,000	Changshouhua Food	19,129
1,100	Changyou.com ADR (1)	26,444
94,000	China Child Care	19,636
56,000	China CITIC Bank Class H	36,466
359,000	China Construction Bank Class H	267,567
322,000	China Lumena New Materials (1)(2)(3)	44,116
9,500	China Merchants Bank Class H	17,591
36,000	China Petroleum & Chemical Class H	31,195
55,500	China Shenhua Energy Class H	156,370
57,000	China Shineway Pharmaceutical Group	102,752
32,800	China Zhongwang Holdings	17,298
69,000	Chongqing Rural Commercial Bank Class H	33,187
48,000	Dongfang Electric Class H	81,205
7,700	Forgame Holdings (1)	14,417
50,000	Golden Eagle Retail Group	61,250
39,000	Great Wall Motor Class H	170,983
3,000	Haitian International Holdings	6,437
18,000	Harbin Electric Class H	10,863
104,000	HOSA International	41,304
378,000	Industrial & Commercial Bank of China Class H	250,045
96,000	Jiangsu Expressway Class H	107,201
29,000	Jiangxi Copper Class H	51,530
42,000	Jingwei Textile Machinery Class H	42,189
222,000	Jintian Pharmaceutical Group	87,882
9,000	Kingsoft	21,238
2,500	Mindray Medical International ADR	72,850
900	NetEase ADR	85,248
9,000	On-Bright Electronics	46,899
91,000	Pacific Online	49,283
89,000	Peak Sport Products	26,281
41,000	Shenzhou International Group Holdings	141,422
39,500	Sinopec Engineering Group Class H	38,200
184,000	Sinosoft Technology Group	63,349
26,500	SOHO China	19,443
10,300	SouFun Holdings ADR	100,425
36,000	Springland International Holdings	13,741
31,500	Sun Art Retail Group	33,713
4,600	Tencent Holdings	73,314
102,000	TravelSky Technology Class H	106,536
39,000	Weichai Power Class H	149,610
17,500	Weiqiao Textile Class H	8,733

The accompanying notes are an integral part of the financial statements.

Shares		Value $

1,400	WuXi PharmaTech Cayman ADR (1)	52,780
55,000	Xingda International Holdings	19,007
144,000	Zhejiang Expressway Class H	145,204
30,000	Zhuzhou CSR Times Electric Class H (1)(2)(3)	129,011
		3,652,750
	Colombia — 0.6%
5,924	Cemex Latam Holdings (1)	52,690
4,500	Ecopetrol ADR	120,600
		173,290
	Czech Republic — 1.2%
3,498	CEZ	96,752
5,807	Fortuna Entertainment Group	31,718
1,015	Komercni Banka	217,413
		345,883
	Egypt — 1.3%
4,304	Alexandria Mineral Oils (2)	42,323
13,161	Commercial International Bank (2)	89,773
3,623	Eastern Tobacco	88,669
3,380	Egyptian International Pharmaceutical Industrial (2)	32,502
254,024	Orascom Telecom Media And Technology Holding SAE (1)(2)	42,278
37,807	Telecom Egypt (2)	72,957
		368,502
	Greece — 0.2%
1,656	Athens Water Supply & Sewage	11,435
2,837	Metka	27,730
		39,165
	Hong Kong — 7.7%
24,000	Agile Property Holdings	13,524
140,000	Anxin-China Holdings	12,998
137,000	Belle International Holdings	174,360
80,000	Bolina Holding	29,916
142,000	China BlueChemical	50,354
36,000	China Everbright	70,002
46,000	China Lilang	32,920
60,000	China Medical System Holdings	110,636
14,000	China Merchants China Direct Investments	24,046
20,500	China Mobile	255,089
262,000	China Travel International Investment HK	80,406
120,000	CNOOC	188,468
42,000	Dongyue Group	15,814
330,000	Geely Automobile Holdings	147,657
25,000	Goldlion Holdings	10,477
90,000	Guangdong Investment	118,373
11,000	Haier Electronics Group	29,716
120,000	Huabao International Holdings	85,724
62,000	Lenovo Group	91,299
154,000	Phoenix Satellite Television Holdings	47,261
17,500	Ports Design (1)	6,070
100,000	Real Nutriceutical Group	34,171
450,000	REXLot Holdings	46,421
32,000	Shandong Luoxin Pharmaceutical Group Stock Class H	70,395
198,000	Shenguan Holdings Group	55,914
66,000	Shenzhen Investment	19,063
330,000	Shougang Fushan Resources Group	74,467
88,000	Sino Biopharmaceutical	88,622
228,000	Tibet 5100 Water Resources Holdings	80,261
40,000	Wasion Group Holdings	41,727
100,000	Yuexiu Transport Infrastructure	60,605
		2,166,756
	Hungary — 0.5%
5,523	OTP Bank	91,314
3,572	Richter Gedeon Nyrt	54,525
		145,839
	India — 0.6%
2,400	Infosys ADR	160,464

	Indonesia — 3.6%
915,500	Bank Bukopin	57,195
763,500	Bank Pembangunan Daerah Jawa Timur	27,419
28,500	Harum Energy	3,726
6,000	Indo Tambangraya Megah	10,513
54,500	Indocement Tunggal Prakarsa	108,233
282,000	Kalbe Farma	39,786
1,110,000	Panin Financial (1)	24,524
264,000	Perusahaan Gas Negara	129,979
358,500	Perusahaan Perkebunan London Sumatra Indonesia	57,698
114,500	Semen Indonesia Persero	150,409
85,000	Surya Semesta Internusa	5,345
18,500	Tambang Batubara Bukit Asam	19,824
931,000	Telekomunikasi Indonesia Persero	211,854
106,500	United Tractors	161,931
		1,008,436
	Kazakhstan — 0.5%
6,274	Halyk Savings Bank of Kazakhstan JSC GDR	61,485
2,581	KazMunaiGas Exploration Production JSC GDR	41,167

The accompanying notes are an integral part of the financial statements.

Shares		Value $

3,373	KCell JSC GDR	45,165
		147,817
	Malaysia — 2.3%
19,851	Berjaya Sports Toto	21,787
3,600	British American Tobacco Malaysia	76,066
15,600	Carlsberg Brewery Malaysia	52,644
63,400	CB Industrial Product Holding	46,452
34,100	Genting Malaysia	44,578
11,800	Guinness Anchor	46,421
23,300	Hartalega Holdings	49,586
14,600	KLCCP Stapled Group	30,538
18,800	Kossan Rubber Industries	26,292
48,100	Media Prima	28,662
14,000	MNRB Holdings	18,770
14,900	My EG Services	18,210
19,800	OSK Holdings	13,484
45,000	Padini Holdings	25,173
47,800	Petronas Chemicals Group	89,373
9,000	Scientex	19,564
8,500	Syarikat Takaful Malaysia	30,752
16,000	Wing Tai Malaysia	9,729
		648,081
	Mexico — 0.9%
7,499	Grupo Aeromexico (1)	11,733
500	Grupo Aeroportuario del Pacifico ADR	34,075
17,000	Grupo Industrial Maseca Class B	26,511
10,589	Grupo Sanborns	16,906
59,600	Kimberly-Clark de Mexico Class A	138,707
7,500	Megacable Holdings	34,342
		262,274
	Morocco — 0.9%
195	Ciments du Maroc	21,648
16,650	Maroc Telecom	222,566
		244,214
	Peru — 0.1%
22,052	Minsur	13,731

	Philippines — 0.9%
42,800	Aboitiz Power	39,104
6,030	Jollibee Foods	26,337
75,000	Manila Water	48,301
2,000	Philippine Long Distance Telephone ADR	140,260
		254,002
	Poland — 1.2%
2,519	Asseco Poland	37,382
724	Bank Pekao	37,841
4,019	KGHM Polska Miedz	154,948
7,693	MCI Management (1)	22,992
8,402	PGE	55,111
2,159	Warsaw Stock Exchange	28,194
		336,468
	Qatar — 0.6%
2,541	Doha Bank QSC (2)	41,214
789	Industries Qatar (2)	41,078
1,515	Qatar Insurance SAQ	40,396
922	Qatar National Cement (2)	33,317
411	Qatar Navigation (2)	11,181
		167,186
	Russia — 4.3%
7,000	CTC Media (NASDAQ)	44,520
17,305	Gazprom ADR	114,040
3,897	Gazprom Neft OAO ADR	70,887
10,601	Globaltrans Investment GDR	78,553
2,124	LUKOIL ADR	104,182
1,447	Mail.ru Group GDR (1)	35,075
2,892	MegaFon OAO GDR	67,673
10,490	MMC Norilsk Nickel ADR	195,219
5,000	Mobile Telesystems ADR	71,500
391	NovaTek GDR	41,993
674	OTCPharma (1)(2)(3)	—
3,474	Pharmstandard GDR (1)	43,425
9,500	Rosneft Oil GDR	52,915
9,664	RusHydro JSC ADR	16,100
2,639	Sistema JSFC GDR	21,310
12,366	Surgutneftegas OAO ADR	81,616
3,600	Tatneft OAO ADR	128,268
1,260	Yandex Class A (NASDAQ) (1)	36,061
		1,203,337
	South Africa — 13.2%
2,551	African Rainbow Minerals	31,431
883	Aspen Pharmacare Holdings	31,497
33,218	AVI	216,539
22,458	Caxton and CTP Publishers and Printers	30,338
22,432	Clicks Group	152,736
2,753	Coronation Fund Managers	23,837
47,732	FirstRand	204,261
1,297	Hudaco Industries	11,405
4,497	Kumba Iron Ore	112,305
11,088	Lewis Group	66,801
12,845	Liberty Holdings	148,647
55,398	Life Healthcare Group Holdings	209,442
8,975	MMI Holdings	22,938
6,051	Mr Price Group	125,165
13,538	MTN Group	299,488
4,260	Netcare	12,881
14,861	PPC	39,882
15,805	Rand Merchant Insurance Holdings	56,343

The accompanying notes are an integral part of the financial statements.

Shares		Value $

1,343	Remgro	30,803
7,310	Reunert	38,579
19,338	RMB Holdings	107,317
35,062	Sanlam	221,407
5,355	Sasol	266,635
4,464	Shoprite Holdings	64,667
15,082	Sibanye Gold	28,715
9,247	Standard Bank Group	116,324
10,307	Telkom SOC (1)	54,723
5,467	Tiger Brands	164,366
34,136	Truworths International	233,665
21,379	Tsogo Sun Holdings	53,691
24,073	Vodacom Group	292,091
31,117	Woolworths Holdings	221,153
		3,690,072
	South Korea — 11.0%
81	ASIA Holdings	11,255
620	Asia Paper Manufacturing	17,143
737	AtlasBX	26,895
4,480	Chinyang Holdings	20,163
1,160	Chongkundang Holdings	85,312
1,730	Coway	132,090
240	Daechang Forging	10,431
153	Daelim Industrial	10,150
5,360	DGB Financial Group	76,483
513	DongKook Pharmaceutical	21,168
3,799	Dongsuh	73,937
646	Dongyang E&P	5,906
1,436	e-LITECOM	19,550
960	Grand Korea Leisure	34,359
360	GS Home Shopping	72,523
2,760	Halla Visteon Climate Control	123,315
1,410	Hana Financial Group	48,881
3,860	Hankook Tire	198,647
280	Hanssem	33,404
746	Hy-Lok	20,347
535	Hyundai Home Shopping Network	68,081
4,000	Hyundai Hy Communications & Networks	17,011
1,228	Hyundai Mobis	287,257
114	Ilshin Spinning	20,800
1,110	Industrial Bank of Korea	16,254
1,560	INFAC	11,225
1,524	Innochips Technology	19,750
773	Intelligent Digital Integrated Securities	9,475
535	INTOPS	7,809
770	Jahwa Electronics	8,069
5,740	KB Financial Group	225,576
4,760	KC Tech	34,206
720	KG Chemical	11,150
3,200	Kia Motors	155,998
268	Korea Zinc	100,933
1,370	KT Skylife	24,869
565	KT&G	50,223
1,050	Kunsul Chemical Industrial	43,769
252	Kwangju Bank (1)	2,547
386	Kyongnam Bank (1)	4,515
339	KyungDong City Gas	37,112
92	LG Chem	17,217
2,400	Saeron Automotive	24,365
580	Samsung Card	24,964
1,510	Samsung Climate Control	16,390
247	Samsung Electronics	287,508
490	Samsung Electronics GDR	281,750
347	Samyang Genex	41,073
1,050	Shinhan Financial Group	49,418
2	SK Innovation	164
562	Soulbrain	14,198
2,457	Sungwoo Hitech	35,404
14	Taekwang Industrial	16,375
2,190	Woori Finance Holdings (1)(2)(3)	24,385
537	Youngone Holdings	53,010
		3,084,809
	Taiwan — 10.3%
10,000	Alcor Micro	8,318
11,200	Audix	14,287
9,000	AV Tech	16,511
3,000	Boardtek Electronics	3,699
13,000	Catcher Technology	109,414
16,000	China Steel Chemical	87,058
26,000	Coretronic (1)	38,979
13,000	CviLux	20,494
15,000	Cyberlink	43,348
12,000	Delta Electronics	71,803
17,000	Draytek	14,615
6,000	Dynacolor	12,447
4,000	Elite Advanced Laser	12,533
59,000	Far EasTone Telecommunications	130,544
17,680	Feng TAY Enterprise	45,629
26,000	First Insurance	13,207
10,532	Flytech Technology	37,569
24,000	Formosan Rubber Group	26,157
3,000	Global Mixed Mode Technology	8,038
10,000	Grape King Bio	41,754
16,000	Great China Metal Industry	14,755
57,000	Greatek Electronics	71,211
7,000	Hu Lane Associate	24,510
32,000	ITEQ	24,934
4,000	KD Holding	21,567
14,000	Lumax International	29,872
12,000	Microlife	25,565
36,000	Micro-Star International	43,970

The accompanying notes are an integral part of the financial statements.

Shares		Value $

9,000	New Era Electronics	9,409
15,000	Novatek Microelectronics	77,425
7,000	Pacific Hospital Supply	14,959
2,111	PChome Online	21,411
45,000	Pegatron	81,666
4,000	Phison Electronics	26,959
19,000	Polytronics Technology	42,102
2,000	President Chain Store	14,992
36,540	Radiant Opto-Electronics	127,340
4,502	Raydium Semiconductor	8,881
15,000	Realtek Semiconductor	49,562
9,000	Richtek Technology	43,348
21,000	Sigurd Microelectronics	20,022
13,000	Simplo Technology	63,255
7,632	Sinmag Equipment	48,929
7,000	Sirtec International	14,844
21,000	Sonix Technology	29,550
8,000	St. Shine Optical	140,450
9,000	Taiwan Chinsan Electronic Industrial	14,499
30,000	Taiwan Mobile	97,348
31,465	Taiwan Secom	83,378
67,000	Taiwan Semiconductor Manufacturing	287,459
13,500	Taiwan Semiconductor Manufacturing ADR	297,270
7,280	Taiwan Surface Mounting Technology	10,184
10,720	Test Research	17,499
13,000	Thinking Electronic Industrial	18,848
22,000	Tong Hsing Electronic Industries	83,540
21,000	Transcend Information	70,768
15,000	TXC	18,518
11,000	United Integrated Services	10,434
5,172	Vivotek	17,769
6,000	Yung Chi Paint & Varnish Manufacturing	16,037
		2,891,443
	Thailand — 4.5%
19,900	Advanced Info Service NVDR	146,027
15,500	Bangkok Bank	94,228
33,300	BEC World	49,331
77,000	BEC World NVDR	114,070
17,600	Bumrungrad Hospital	71,870
41,800	Delta Electronics Thai	82,779
16,300	Delta Electronics Thai NVDR	32,280
58,000	Hana Microelectronics NVDR	77,464
279,800	Jasmine International	64,001
36,900	MCOT	23,112
87,300	MK Real Estate	11,526
6,900	PTT	77,961
4,300	PTT NVDR	48,584
11,100	PTT Exploration & Production	49,928
32,400	PTT Exploration & Production NVDR	145,735
31,300	Total Access Communication	99,464
76,300	TTW (1)	28,346
78,900	TTW NVDR	29,312
		1,246,018
	Turkey — 2.4%
43,884	Adana Cimento Sanayii Class C	13,426
10,658	Akcansa Cimento	68,571
8,475	Aksa Akrilik Kimya Sanayii	27,873
3,560	Cimsa Cimento Sanayi Ve	26,348
35,830	Enka Insaat ve Sanayi	86,728
44,847	Eregli Demir ve Celik Fabrikalari	93,421
23,107	Gubre Fabrikalari	43,768
13,757	Is Gayrimenkul Yatirim Ortakligi REIT	8,108
4,939	Koza Altin Isletmeleri	31,888
24,806	Koza Anadolu Metal Madencilik Isletmeleri (1)	19,308
4,378	Soda Sanayii	8,115
44,148	Turk Telekomunikasyon	126,923
1,216	Turk Traktor ve Ziraat Makineleri	38,351
8,927	Turkcell Iletisim Hizmetleri (1)	51,811
22,284	Turkiye Sinai Kalkinma Bankasi	19,550
		664,189
	United Kingdom — 0.6%
8,431	Anglo American	177,216

	TOTAL COMMON STOCK (Cost $24,823,798)	25,483,918

	PREFERRED STOCK — 2.9%
	Brazil — 2.8%
8,900	AES Tiete	67,202
1,300	Alpargatas	4,559
24,800	Banco do Estado do Rio Grande do Sul (1)	148,125
2,000	Bradespar	13,511
4,300	Cia Energetica de Sao Paulo	42,394
4,100	Eucatex Industria e Comercio (1)	7,198
33,330	Itausa - Investimentos Itau	133,030
8,700	Metalurgica Gerdau Class A	47,048
11,500	Petroleo Brasileiro (1)	70,915
13,825	Randon Participacoes	34,815
12,800	Vale Class A	111,320
12,500	Vale Class B ADR	109,500
		789,617
	South Korea — 0.1%
123	LG Chemical	18,299

	TOTAL PREFERRED STOCK (Cost $958,975)	807,916

The accompanying notes are an integral part of the financial statements.

Number of Rights/Face Amount		Value $

	RIGHTS — 0.0%
	China — 0.0%
3,000	Agile Property Holdings (1) Expires 11/14 (Cost $—)	197

	U.S. TREASURY OBLIGATIONS — 2.1%
	United States Treasury Bills — 2.1% (4)
150,000	0.019%, 01/22/15	149,998
148,000	0.017%, 12/04/14	148,000
148,000	0.012%, 11/06/14	148,000
148,000	0.005%, 12/18/14	147,997
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $593,990)	593,995

	TOTAL INVESTMENTS — 95.9% (Cost $26,376,763)	26,886,026

	OTHER ASSETS LESS LIABILITIES — 4.1%	1,142,920

	NET ASSETS — 100%	$28,028,946

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(3)	Security considered illiquid. On October 31, 2014 the value of the securities amounted to $197,512, representing 0.70% of the total net assets of the Fund.
(4)	Zero coupon security — rate reported is effective yield at time of purchase.

The open futures contracts held by the Fund at October 31, 2014, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)

SGX S&P CNX Nifty Index	107	Nov-2014	$63,809

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

NASDAQ — National Association of Securities Dealers Automated Quotations

NVDR — Non Voting Depository Receipt

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2014, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3 (2)	Total
Investments in Securities
Common Stock (1)
Brazil	$2,108,087	$—	$—	$2,108,087
Chile	283,889	—	—	283,889
China	3,479,623	129,011	44,116	3,652,750
Colombia	173,290	—	—	173,290
Czech Republic	345,883	—	—	345,883
Egypt	88,669	279,833	—	368,502
Greece	39,165	—	—	39,165
Hong Kong	2,166,756	—	—	2,166,756
Hungary	145,839	—	—	145,839
India	160,464	—	—	160,464
Indonesia	1,008,436	—	—	1,008,436
Kazakhstan	147,817	—	—	147,817
Malaysia	648,081	—	—	648,081
Mexico	262,274	—	—	262,274
Morocco	244,214	—	—	244,214
Peru	13,731	—	—	13,731
Philippines	254,002	—	—	254,002
Poland	336,468	—	—	336,468
Qatar	40,396	126,790	—	167,186
Russia	1,203,337	—	—	1,203,337
South Africa	3,690,072	—	—	3,690,072
South Korea	3,060,424	24,385	—	3,084,809
Taiwan	2,891,443	—	—	2,891,443
Thailand	1,246,018	—	—	1,246,018
Turkey	664,189	—	—	664,189
United Kingdom	177,216	—	—	177,216
Total Common Stock	24,879,783	560,019	44,116	25,483,918

Preferred Stock
Brazil	789,617	—	—	789,617
South Korea	18,299	—	—	18,299
Total Preferred Stock	807,916	—	—	807,916

Rights
China	197	—	—	197
Total Rights	197	—	—	197

U.S. Treasury Obligations	—	593,995	—	593,995

Total Investments in Securities	$25,687,896	$1,154,014	$44,116	$26,886,026

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Futures — Unrealized Appreciation	63,809	—	—	63,809
Total Other Financial Instruments	$63,809	$—	$—	$63,809

The accompanying notes are an integral part of the financial statements.

(1)                                 Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning of the period.  As of October 31, 2014, the Fund had securities with a total value of $406,623 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange. Additionally, the Fund had securities with a total value of $153,396 transfer from Level 1 to Level 2 and had a security with a total value of $44,116 transfer from Level 1 to Level 3. The changes occurred due to a halt in trading of these securities.

(2)                                 A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

The accompanying notes are an integral part of the financial statements.

Schroder International Alpha Fund

Schedule of Investments

October 31, 2014

Shares		Value $

	COMMON STOCK — 99.1%
	Australia — 1.6%
349,960	Brambles	2,934,914

	Belgium — 1.5%
34,270	UCB	2,765,254

	Canada — 1.3%
49,256	Toronto-Dominion Bank	2,424,232

	China — 1.1%
20,400	Alibaba Group Holding ADR (1)	2,011,440

	Finland — 2.2%
491,631	Nokia	4,103,137

	France — 12.3%
43,229	BNP Paribas	2,716,202
36,271	Essilor International	4,004,405
15,087	Kering	2,910,617
55,008	Safran	3,481,126
28,918	Sanofi	2,669,332
54,737	Schneider Electric	4,313,165
144,147	Suez Environnement	2,425,963
		22,520,810
	Germany — 11.0%
21,953	adidas	1,596,977
20,037	Bayer	2,848,654
18,599	Bayerische Motoren Werke	1,988,580
19,626	Continental	3,852,696
77,998	GEA Group	3,586,682
43,492	HeidelbergCement	2,960,545
48,359	SAP	3,286,999
		20,121,133
	Hong Kong — 5.2%
700,000	AIA Group	3,903,858
351,000	Hongkong Land Holdings	2,446,470
86,572	Jardine Strategic Holdings	3,084,560
		9,434,888
	India — 1.7%
1,200,507	Idea Cellular	3,182,126

	Israel — 1.3%
32,470	Check Point Software Technologies (1)	2,410,898

	Italy — 2.7%
947,959	Intesa Sanpaolo	2,777,388
1,989,645	Telecom Italia (1)	2,250,222
		5,027,610
	Japan — 17.0%
193,100	Astellas Pharma	2,920,783
133,200	Bridgestone	4,330,112
413,000	Hitachi	3,158,765
227,000	Kubota (1)	3,511,351
116,900	Nabtesco	2,809,971
249,600	Nissan Motor (1)	2,217,457
288,000	Sekisui Chemical	3,469,076
14,800	SMC	4,093,799
118,300	Sumitomo Mitsui Financial Group	4,633,526
		31,144,840
	Mexico — 0.9%
244,301	Grupo Financiero Banorte Class O	1,565,631

	Norway — 3.5%
208,593	DnB NOR	3,831,707
111,703	Statoil	2,533,830
		6,365,537
	Singapore — 1.8%
233,027	DBS Group Holdings	3,352,019

	Switzerland — 11.3%
140,298	Credit Suisse Group	3,730,003
27,737	Lonza Group	3,052,901
76,042	Nestle	5,563,952
20,456	Roche Holding	6,031,666
7,484	Zurich Insurance Group	2,261,963
		20,640,485
	Taiwan — 1.8%
777,000	Taiwan Semiconductor Manufacturing	3,333,668

	United Kingdom — 20.9%
249,704	ARM Holdings	3,495,185
511,121	Barclays	1,968,869
174,595	BG Group	2,904,703
86,247	BHP Billiton	2,221,986
169,478	Capita	2,974,107
99,691	Diageo	2,931,150
483,584	HSBC Holdings	4,947,082
1,551,196	Lloyds Banking Group (1)	1,913,933
136,224	Prudential	3,143,446
34,033	Reckitt Benckiser Group	2,858,223

The accompanying notes are an integral part of the financial statements.

Shares		Value $

100,090	Royal Dutch Shell Class A	3,573,433
1,141,429	Vodafone Group	3,785,165
81,956	WPP	1,596,852
		38,314,134
	TOTAL COMMON STOCK (Cost $171,022,539)	181,652,756

	TOTAL INVESTMENTS — 99.1% (Cost $171,022,539)	181,652,756

	OTHER ASSETS LESS LIABILITIES — 0.9%	1,676,119

	NET ASSETS — 100%	$183,328,875

(1) Denotes non-income producing security.

ADR — American Depositary Receipt

The following is a summary of the inputs used as of October 31, 2014, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total

Common Stock (2)	$181,652,756	$—	$—	$181,652,756

Total Investments in Securities	$181,652,756	$—	$—	$181,652,756

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)    All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder International Multi-Cap Value Fund

Schedule of Investments

October 31, 2014

Shares		Value $

	COMMON STOCK — 96.7%
	Australia — 5.9%
21,084	Acrux	20,317
37,523	Adelaide Brighton	110,948
37,791	Ausdrill	19,787
316,724	Beach Energy	324,707
49,496	BHP Billiton	1,479,183
58,915	BWP Trust REIT	130,650
22,537	Cabcharge Australia	97,973
18,535	Cardno	90,525
115,728	Coca-Cola Amatil	931,845
61,175	Collection House	110,898
13,299	Decmil Group	20,832
63,895	Downer EDI	266,520
7,355	DWS	7,249
139,992	Evolution Mining	73,916
13,276	Fleetwood	20,211
3,689	JB Hi-Fi	50,675
98,377	MACA	113,409
112,004	Macmahon Holdings (1)	9,659
21,074	Macquarie Group	1,134,409
352,075	Metcash	876,810
73,358	Mineral Resources	548,720
31,064	Monadelphous Group	342,252
51,446	Myer Holdings	87,829
38,073	NRW Holdings	25,296
28,577	Orica	518,046
56,523	OZ Minerals	192,495
250,652	PanAust	377,182
26,954	Primary Health Care	110,296
20,453	Programmed Maintenance Services	46,437
26,653	RCR Tomlinson	63,797
90,354	Resolute Mining (1)	25,444
17,469	Rio Tinto	928,669
98,437	Scentre Group REIT (1)	306,652
83,924	Skilled Group	169,863
15,701	Sonic Healthcare	258,100
9,542	Super Retail Group	61,550
366,001	Telstra	1,813,321
43,480	Thorn Group	96,804
17,644	Watpac	13,043
28,601	Woodside Petroleum	1,010,030
25,717	Woolworths	814,717
30,515	WorleyParsons	364,131
		14,065,197
	Austria — 0.7%
8,310	Atrium European Real Estate	43,519
959	BUWOG (1)	17,702
13,823	EVN	174,955
19,196	IMMOFINANZ (1)	58,022
1,006	Mayr Melnhof Karton	107,875
11,661	Oesterreichische Post	568,810
8,641	Raiffeisen Bank International	184,300
20,729	Verbund	418,871
		1,574,054
	Belgium — 0.9%
2,979	Ageas (1)	99,469
94,787	AGFA-Gevaert (1)	238,990
1,819	Barco	134,033
27,401	Belgacom	1,033,903
11,057	Colruyt	503,599
932	Sofina	100,933
359	Van de Velde	16,636
		2,127,563
	Bermuda — 0.3%
50,908	Catlin Group	436,910
29,582	Lancashire Holdings	316,585
		753,495
	Brazil — 1.1%
20,500	Bematech	64,282
28,300	Cia de Saneamento Basico do Estado de Sao Paulo ADR (1)	219,608
48,617	Cia Energetica de Minas Gerais ADR	281,006
41,000	EcoRodovias Infraestrutura e Logistica	183,333
13,600	Eternit	19,045
33,900	Grendene	239,280
15,900	Helbor Empreendimentos	38,885
45,100	Mahle-Metal Leve Industria e Comercio	425,901
33,100	Souza Cruz	267,429
3,949	Tractebel Energia	53,787
37,300	Transmissora Alianca de Energia Eletrica	276,976
66,600	Vale	671,940
		2,741,472
	British Virgin Islands — 0.2%
32,634	Playtech	368,563

	Cambodia — 0.1%
204,000	NagaCorp	171,509

	Canada — 3.6%
11,200	BCE	497,369
4,300	Calvalley Petroleum Class A (1)	4,693
37,400	Centerra Gold	146,010
31,100	Corus Entertainment Class B	572,303
7,500	Dundee Class A (1)	106,340
18,700	Genworth MI Canada	653,724

The accompanying notes are an integral part of the financial statements.

Shares		Value $

16,600	Great-West Lifeco	465,133
47,700	IAMGOLD (1)	90,571
7,400	Magna International Class A	730,381
23,400	Medical Facilities	374,134
8,900	Metro Class A	625,420
1,300	Morguard REIT	21,339
400	Morguard	51,394
12,600	Noranda Income Fund	57,240
1,200	North West	24,808
1,400	Northern Property REIT	36,073
14,200	Power Financial	415,902
31,600	Rogers Communications Class B	1,188,242
34,200	Shaw Communications Class B	878,176
6,300	Sherritt International	15,651
13,300	Suncor Energy	472,265
40,800	Teck Resources Class B	644,734
3,300	Torstar Class B	19,266
20,700	Transcontinental Class A	282,661
10,410	Yellow Media (1)	152,033
		8,525,862
	Chile — 0.4%
19,304	AFP Habitat	30,575
56,300	Enersis ADR	888,977
105,078	Inversiones Aguas Metropolitanas	159,113
		1,078,665
	China — 2.3%
110,000	361 Degrees International	31,489
586,000	Bank of China Class H	280,338
648,000	Bank of Communications Class H	485,468
30,000	Baoye Group Class H	18,027
96,000	Beijing Capital Land Class H	33,175
2,100	Changyou.com ADR(1)	50,484
60,000	Chaoda Modern Agriculture Holdings (1)(2)(3)	1,740
207,000	China Child Care	43,241
684,000	China Construction Bank Class H	509,793
510,000	China Lumena New Materials (1)(2)(3)	69,873
275,000	China Shenhua Energy Class H	774,808
31,000	China Shineway Pharmaceutical Group	55,883
80,000	China Taifeng Beddings Holdings (1)	12,791
710,000	Industrial & Commercial Bank of China Class H	469,662
382,000	Jiangsu Expressway Class H	426,571
165,000	Jiangxi Copper Class H	293,186
88,000	Jingwei Textile Machinery Class H	88,395
4,259	NetEase ADR	403,412
213,000	Pacific Online	115,356
223,000	Pacific Textile Holdings	299,053
68,000	Qingling Motors Class H	21,658
122,000	Xingda International Holdings	42,160
415,000	Yangzijiang Shipbuilding Holdings	365,027
608,000	Zhejiang Expressway Class H	613,084
		5,504,674
	Colombia — 0.2%
17,700	Ecopetrol ADR	474,360

	Czech Republic — 0.6%
28,502	CEZ	788,339
2,641	Komercni Banka	565,703
		1,354,042
	Denmark — 0.4%
378	AP Moeller - Maersk Class B	880,801

	Finland — 2.0%
7,110	Elisa	195,127
32,754	Fortum (1)	758,934
13,105	Neste Oil	283,288
21,360	Nokian Renkaat	601,996
29,938	Orion Class B	1,016,329
22,996	Sampo Class A	1,099,960
9,006	Sponda	41,193
18,221	Stora Enso Class R	150,131
7,526	Tieto	190,605
12,150	Tikkurila	250,920
13,445	UPM-Kymmene	212,629
		4,801,112
	France — 4.5%
4,294	Altamir	53,810
38,987	AXA	899,448
5,672	BNP Paribas	356,388
3,746	Boiron	333,107
454	Cegid Group	16,709
11,521	Cie Generale des Etablissements Michelin	998,932
29,144	CNP Assurances	544,539
13,182	Credit Agricole	194,842
4,357	Euler Hermes Group	426,751
406	FFP (1)	24,605
14,190	Legrand	763,567
28,081	Metropole Television	485,793
4,407	Neopost	306,009
14,364	Orange	228,873
3,716	Safran	235,163
9,437	Sanofi	871,100
3,426	SEB	280,309
11,116	Societe d’Edition de Canal +	82,466
15,541	Societe Generale	748,139
5,945	Thales	294,944
19,111	Total	1,135,658

The accompanying notes are an integral part of the financial statements.

Shares		Value $

8,591	Valeo	961,709
9,051	Vinci	515,789
		10,758,650
	Gabon — 0.0%
272	Total Gabon	119,811

	Germany — 3.0%
4,765	Allianz	756,558
11,347	BASF	998,776
1,505	Bijou Brigitte	103,729
13,766	Commerzbank (1)	207,269
5,093	Continental	999,785
2,918	Deutsche Bank	90,978
2,733	Hamburger Hafen und Logistik	59,815
9,682	Hannover Rueck	806,722
2,677	Hornbach Baumarkt	95,139
386	Indus Holding	17,702
11,477	K+S	320,224
1,753	Merck KGaA	158,321
3,355	Muenchener Rueckversicherungs	659,447
2,714	Software	68,174
29,664	Stada Arzneimittel	1,142,896
1,472	STO & KGaA	246,074
23,340	Suedzucker	324,512
6,098	Talanx	196,506
		7,252,627
	Greece — 0.0%
2,191	Aegean Airlines (1)	19,082
6,500	Metka	63,535
4,494	Public Power (1)	34,128
		116,745
	Guernsey — 0.3%
84,144	Friends Life Group	435,311
24,762	Tetragon Financial Group	257,277
		692,588
	Hong Kong — 5.9%
116,000	Allied Properties HK	22,138
32,000	AMVIG Holdings	14,978
221,016	Asian Citrus Holdings (1)	40,217
150,200	Bank of East Asia	627,516
261,000	BOC Hong Kong Holdings	868,300
216,000	Century City International Holdings	15,597
240,000	Champion REIT	105,839
922,000	Champion Technology Holdings	20,449
29,000	Cheung Kong Holdings	514,548
336,000	China BlueChemical	119,147
36,000	China Lilang	25,764
86,000	China Mobile	1,070,128
15,040	China Ocean Resources (1)	18,646
168,000	China Travel International Investment HK	51,558
550,000	CNOOC	863,813
810,000	CSI Properties	34,990
211,600	Dah Sing Banking Group	384,174
50,400	Dah Sing Financial Holdings	313,897
79,000	Dan Form Holdings (1)	7,844
13,000	Dickson Concepts International	6,823
285,000	Emperor Entertainment Hotel	85,627
288,000	Emperor International Holdings	62,761
9,500	Fairwood Holdings	21,413
79,000	Far East Consortium International	29,542
196,000	Giordano International	99,830
23,000	Goldlion Holdings	9,639
47,279	Great Eagle Holdings	159,118
748,000	Guangdong Investment	983,811
18,150	Henderson Land Development	122,519
28,000	HKR International	13,539
11,000	Hongkong & Shanghai Hotels	17,418
50,000	Hongkong Land Holdings	348,500
1,100	Hopewell Highway Infrastructure	531
22,000	Hopewell Holdings	78,013
314,000	Huabao International Holdings	224,310
59,000	Hysan Development	268,937
69,500	Kerry Properties	238,384
17,000	Kowloon Development	20,299
501,000	Lai Sun Development	12,920
204,000	Lenovo Group	300,404
77,000	Lifestyle International Holdings	145,557
51,500	Link	302,486
312,000	MMG	104,199
149,602	New World Development	187,891
125,000	Peak Sport Products	36,911
52,000	Ports Design (1)	18,037
107,000	Power Assets Holdings	1,032,727
63,000	Prosperity REIT	21,040
167,000	Real Nutriceutical Group	57,065
51,000	Regal REIT	13,153
40,800	Sands China	254,107
370,000	Shenguan Holdings Group	104,485
1,060,000	Shougang Fushan Resources Group	239,196
164,000	Sino Land	271,108
33,000	Sitoy Group Holdings	27,191
8,000	SOCAM Development (1)	6,643
20,000	Soundwill Holdings	31,721
38,000	Sun Hung Kai Properties	566,437
416,000	SUNeVision Holdings	146,442
46,000	Sunlight REIT	19,989
35,500	Swire Pacific Class A	465,542
63,400	Swire Properties	203,154
41,000	TAI Cheung Holdings	33,783

The accompanying notes are an integral part of the financial statements.

Shares		Value $

23,000	Television Broadcasts	125,897
374,000	Truly International Holdings	190,011
22,200	VTech Holdings	277,960
53,000	Wharf Holdings	391,598
52,000	Wheelock	250,440
56,000	Yue Yuen Industrial Holdings	187,746
108,000	Yuexiu Transport Infrastructure	65,453
		14,001,850
	Indonesia — 0.7%
4,385,000	Bank Bukopin	273,949
1,837,000	Panin Financial (1)	40,586
792,500	Perusahaan Gas Negara	390,184
2,053,500	Perusahaan Perkebunan London Sumatra Indonesia	330,497
1,532,000	Telekomunikasi Indonesia Persero	348,614
253,500	United Tractors	385,442
		1,769,272
	Ireland — 0.0%
1,406	Dragon Oil	12,069
3,548	Irish Bank Resolution (1)(2)(3)	—
17,066	Total Produce	20,959
		33,028
	Israel — 1.7%
4,471	Babylon (2)	2,417
147,635	Bank Hapoalim (2)	760,004
216,742	Bank Leumi Le-Israel (1)(2)	774,549
481,253	Bezeq Israeli Telecommunication (2)	822,522
28,989	Delek Automotive Systems (2)	289,965
11,564	First International Bank of Israel (2)	162,854
152,563	Israel Discount Bank Class A (1)(2)	246,056
5,769	Ituran Location and Control (2)	117,140
324,545	Migdal Insurance & Financial Holding (2)	441,633
6,134	Teva Pharmaceutical Industries ADR	346,387
3,827	Union Bank of Israel (1)(2)	14,729
		3,978,256
	Italy — 1.1%
11,972	Ascopiave	28,055
21,688	Autostrada Torino-Milano	260,640
13,864	Banca Popolare dell’Etruria e del Lazio (1)	8,739
4,098	Danieli & C Officine Meccaniche	95,519
32,877	ENI	700,396
12,008	Immobiliare Grande Distribuzione REIT	10,014
65,071	Mediobanca	572,436
44,188	Recordati	764,163
2,480	Reply	182,739
4,630	Societa Cattolica di Assicurazioni	71,656
		2,694,357
	Japan — 19.3%
2,000	77 Bank	10,950
2,400	ABC-Mart	135,678
33,000	Achilles	44,656
11,400	ADEKA	144,117
1,100	Aeon Delight	26,549
800	Aichi Bank	38,745
13,000	Aichi Steel	45,947
7,600	Ain Pharmaciez	202,847
6,700	Aisan Industry	52,013
5,000	Akita Bank	13,888
2,600	Alconix	33,887
1,800	Alpen	27,531
2,300	Alpine Electronics	38,147
16,100	Amano	173,721
600	Amiyaki Tei	21,340
9,400	Amuse	268,631
1,700	Aoyama Trading	39,834
1,300	Arakawa Chemical Industries	13,217
1,100	Arc Land Sakamoto	24,140
500	As One	14,244
3,300	Asahi Broadcasting	22,093
3,900	Asahi Holdings	64,060
14,200	Asante	164,977
7,300	Asax	86,177
19,000	Atsugi	19,283
3,700	Avex Group Holdings	53,824
42,000	Awa Bank	247,906
3,000	Bando Chemical Industries	11,778
17,000	Bank of Kochi	21,643
14,000	Bank of Kyoto	118,157
14,000	Bank of Nagoya	55,713
11,500	BML	337,347
39,200	Bridgestone	1,274,327
19,400	Brother Industries	339,036
12,000	Bunka Shutter	101,919
300	C Uyemura	14,289
27,200	Canon	820,661
2,400	Canon Electronics	43,075
1,000	Central Automotive Products	6,570
5,300	Central Japan Railway	778,780
8,100	Chiba Kogyo Bank	55,887
1,300	Chiyoda	25,311
2,100	Chori	30,437
6,900	Chudenko	108,053
11,000	Chugoku Marine Paints	85,787
2,200	Cleanup	18,959
3,100	Corona Class A	31,987
1,000	Create SD Holdings	35,566

The accompanying notes are an integral part of the financial statements.

Shares		Value $

6,000	Dai Nippon Printing	57,797
7,000	Daihatsu Diesel Manufacturing	56,773
30,000	Daihatsu Motor	418,251
13,000	Daiichi Jitsugyo	65,854
1,100	Dai-ichi Seiko	20,565
17,500	Daiichikosho	437,481
2,700	Daikoku Denki	44,012
700	Daikokutenbussan	20,067
1,800	Dainichi	12,387
4,000	Dainichiseika Color & Chemicals Manufacturing	21,331
31,000	Daishi Bank	107,634
4,000	Daishinku	12,036
21,000	Daito Bank	26,922
11,000	Daiwa Industries	82,751
65,000	Daiwa Securities Group	498,242
10,200	Dena (1)	128,584
1,500	Denyo	19,604
3,800	Doshisha	62,316
2,400	Doutor Nichires Holdings	35,319
2,600	Dr Ci:Labo	81,594
3,700	Duskin	59,951
116,000	Dynam Japan Holdings	326,080
12,000	Eagle Industry	223,281
6,000	Eidai	24,037
9,400	Elecom Class REIT	199,758
2,000	ESPEC	18,144
17,800	FamilyMart	702,016
10,000	FCC	168,173
10,000	Fields	127,309
8,900	FJ Next	35,339
8,600	Foster Electric	132,149
19,900	Fuji Heavy Industries	637,615
28,000	Fuji Kiko	138,349
2,400	Fuji Kosan	13,525
10,200	FUJIFILM Holdings	334,809
8,400	Fujikura Kasei	42,551
7,200	Fujimori Kogyo	194,543
1,600	Fujishoji	18,361
2,800	Fujitsu Frontech	37,267
22,000	Fujitsu General	271,854
1,100	FuKoKu	11,928
800	Fukuda Denshi	40,525
11,000	Fukushima Industries	212,117
1,700	Funai Electric (1)	14,892
900	Futaba	12,499
14,400	Future Architect	81,150
1,200	Fuyo General Lease	46,472
2,400	Gendai Agency	14,016
7,800	Geo	68,261
2,500	Graphite Design	14,578
17,800	Gree (1)	122,972
3,800	G-Tekt	36,977
6,000	Gunma Bank	36,697
18,000	Gunze	49,517
69,000	Hachijuni Bank	414,031
2,000	Hagihara Industries	28,791
24,900	Hakuhodo DY Holdings	241,851
5,600	Happinet	94,476
1,300	Hard Off	10,416
10,900	Hazama Ando	71,421
14,600	Heiwa	293,235
23,000	Higo Bank	128,386
168	Hikari Tsushin	10,948
2,800	HI-LEX	71,168
1,600	Hirano Tecseed	13,532
2,000	Hisaka Works	18,019
17,300	Hisamitsu Pharmaceutical	568,324
2,600	Hogy Medical	133,559
26,000	Hyakugo Bank	106,940
13,000	Hyakujushi Bank	41,433
5,800	Imasen Electric Industrial	95,733
6,000	Inaba Denki Sangyo	205,920
7,600	Inabata	71,720
1,800	Infocom	13,685
64,100	Inpex	800,644
56,500	Isuzu Motors	720,303
13,000	ITOCHU	154,681
24,200	Itochu Enex	152,967
300	Itochu-Shokuhin	9,882
14,000	Iwatsu Electric (1)	11,093
51,000	Iyo Bank	533,497
22,800	J Trust	221,048
6,000	Japan Airlines (1)	159,608
14,500	Japan Digital Laboratory	252,887
3,900	Japan Foundation Engineering	13,715
5,200	Japan Petroleum Exploration	167,354
9,000	JGC	225,751
22,000	Juroku Bank	84,807
5,300	JVC Kenwood (1)	9,956
26,900	JX Holdings	113,803
17,000	Kagoshima Bank	108,213
2,000	Kamei	14,209
17,000	Kamigumi	160,881
12,000	Kandenko	62,177
13,000	Kaneka	70,020
86,000	Kanematsu	133,221
2,500	Kanematsu Electronics	32,161
5,400	Kato Sangyo	113,312
20,200	KDDI	1,299,310
3,100	Keihin	38,472
27,000	Keiyo Bank	138,696

The accompanying notes are an integral part of the financial statements.

Shares		Value $

22,800	Kimoto	62,519
20,000	Kinden	202,092
17,000	Kinugawa Rubber Industrial	70,225
2,000	Koatsu Gas Kogyo	10,630
6,800	Komatsu	157,975
2,300	Konaka	12,818
16,500	Konica Minolta Holdings	178,331
7,600	Konishi	130,518
3,600	Konoike Transport	69,452
8,900	Kura	238,495
7,400	Kuroda Electric	102,444
19,000	Kyodo Printing	65,631
29,100	KYORIN Holdings	600,005
15,100	Lawson	1,009,579
1,200	LEC	12,296
7,800	Lintec	159,993
8,000	Maeda Road Construction	121,291
900	Maezawa Kyuso Industries	10,897
1,500	Mars Engineering	26,935
62,000	Marubeni	390,795
2,300	Matsuda Sangyo	25,288
16,100	Matsumotokiyoshi Holdings	462,969
2,200	Megachips (1)	28,165
2,900	Meiko Network Japan	32,066
9,000	Meisei Industrial	56,408
5,100	Meiwa	18,525
1,900	Melco Holdings	26,980
10	MID Class A REIT	24,874
7,000	Mie Bank	16,078
8,500	Miraca Holdings	350,367
9,900	Mirait Holdings	109,026
3,100	Mitani	77,911
1,300	Mitani Sekisan	22,071
23,000	Mito Securities	83,748
91,900	Mitsubishi UFJ Financial Group	517,242
3,000	Mitsuboshi Belting	21,367
45,000	Mitsui	667,238
2,800	Mitsui High-Tec	16,452
21,000	Mitsui Sugar	71,605
11,000	Miyazaki Bank	32,611
197,700	Mizuho Financial Group	352,014
6,500	Mochida Pharmaceutical	395,237
8,600	NAC	94,173
700	Nafco	9,385
5,400	Namura Shipbuilding	50,719
2,600	Natoco	21,226
11,600	Neturen	81,791
40,000	Nexon	343,646
27,000	NHK Spring (1)	241,576
8,360	Nichirin	104,346
2,800	NIFTY	33,378
1,300	Nihon Eslead	11,747
12,200	Nihon Parkerizing	285,002
41,000	Nippon Electric Glass	186,886
6,000	Nippon Hume	47,434
9,000	Nippon Konpo Unyu Soko	145,506
7,000	Nippon Pillar Packing	54,529
13,000	Nippon Road	71,062
10,000	Nippon Seiki	210,016
14,300	Nippon Telegraph & Telephone	877,415
23,000	Nishi-Nippon City Bank	61,838
17,000	Nissan Chemical Industries	307,687
10,600	Nissin Kogyo	159,295
200	Nissin Sugar	4,143
8,000	Nittetsu Mining	29,984
11,900	Nitto Kogyo	204,575
9,500	Nittoc Construction	47,193
30,000	NOF	195,504
16,700	North Pacific Bank	67,053
69,800	NTT DoCoMo	1,157,067
17,000	Ogaki Kyoritsu Bank	46,615
13,000	Oita Bank	47,915
500	Okinawa Cellular Telephone	13,465
1,500	Onoken	15,050
26,800	ORIX (1)	359,918
50,800	Otsuka Holdings	1,753,635
1,200	Otsuka Kagu	12,318
2,600	Pacific Industrial	19,189
2,500	Pal	73,781
6,000	PanaHome	39,582
4,600	Piolax	199,030
1,800	Plant	18,941
7,200	Renown (1)	7,179
10,000	Rhythm Watch	13,799
2,800	Ricoh Leasing	76,653
1,800	Right On	11,650
11,000	Riken	42,110
1,500	Riken Keiki	14,903
9,000	Sakai Chemical Industry	26,762
700	Sakai Moving Service	21,905
11,000	Sakata INX	110,171
11,200	San-A Class A	373,915
8,000	San-Ai Oil	54,698
45,000	San-In Godo Bank	341,331
16,000	Sanki Engineering	109,397
7,400	Sankyo	265,497
1,900	Sanoh Industrial	12,196
2,000	Sansha Electric Manufacturing	8,458
5,000	Sanyo Chemical Industries	30,625
5,800	Sanyo Housing Nagoya	62,789
10,000	Seino Holdings	77,098
37,000	Sekisui Chemical	445,680

The accompanying notes are an integral part of the financial statements.

Shares		Value $

11,000	Sekisui Jushi	147,581
13,000	Shiga Bank	71,177
6,000	Shikoku Bank	12,606
17,000	Shikoku Chemicals	116,537
1,700	Shimachu	43,134
1,300	Shimamura	111,916
14,000	Shinagawa Refractories	33,777
19,000	Shin-Etsu Polymer	87,282
4,000	Shiroki	7,941
2,000	Shizuoka Bank	20,209
14,000	Showa	146,949
3,000	Sinanen	11,725
4,600	Sinko Industries	40,912
9,400	Sintokogio	63,852
1,000	SK Kaken	76,474
12,600	Skymark Airlines (1)	22,435
3,600	SNT (1)	18,108
1,200	Sogo Medical	56,942
37,800	Sony Financial Holdings	588,243
2,900	St. Marc Holdings	150,519
2,100	Step	15,592
5,200	Sumitomo Densetsu	62,775
7,600	Sumitomo Forestry	78,284
14,800	Sumitomo Mitsui Financial Group	579,680
3,000	Suncall	17,307
4,700	Sundrug	223,441
6,000	T RAD	13,835
14,600	T&D Holdings	182,882
600	T&K Toka	13,199
3,800	Tachi-S Class S	47,295
7,000	Taihei Dengyo Kaisha	55,713
1,600	Taiho Kogyo Class A	16,224
4,100	Taiyo Holdings	130,674
800	Takamatsu Construction Group	15,128
5,000	Takara Standard	40,463
9,000	Takasago Thermal Engineering	114,097
24,000	Takiron	117,089
8,000	Tayca	31,623
3,000	TBK	18,028
8,200	Teikoku Sen-I Class I	195,939
3,500	Tenma	47,425
1,100	TKC	21,388
18,000	Toa	32,370
21,000	Toagosei	90,113
7,000	Tochigi Bank	27,857
5,000	Toho Bank	18,028
1,800	Tokai	53,603
11,800	Tokai Rika	219,980
1,830	Token	81,949
2,000	Tokyo Energy & Systems	13,888
4,700	Tokyo Ohka Kogyo	130,341
1,000	Tokyo TY Financial Group (1)	32,005
2,200	TOMONY Holdings	9,578
4,900	Toppan Forms	45,281
6,000	Toppan Printing	39,902
3,900	Topre	53,782
35,000	Towa Bank	30,848
15,000	Toyo Kohan	83,864
9,300	Toyo Machinery & Metal	36,513
4,900	Toyoda Gosei	92,482
4,600	Trancom	188,587
3,700	Transcosmos (1)	67,890
2,400	Trusco Nakayama	63,224
13,900	TS Tech	330,160
13,600	Tsukada Global Holdings	109,454
4,300	Tsukuba Bank	14,470
6,000	TYK	10,897
6,700	Unipres	130,988
2,800	Universal Entertainment (1)	43,374
3,100	Utoc	13,744
7,000	Wakita	68,489
5,000	Watanabe Sato	16,826
9,400	Welcia Holdings	312,148
202,500	Yahoo Japan (1)	715,713
700	YAMADA Consulting Group	19,911
4,000	Yamagata Bank	18,625
5,000	Yamaguchi Financial Group	46,606
2,000	Yamanashi Chuo Bank	8,885
22,900	Yamazen	175,942
1,000	Yellow Hat	21,135
15,000	Yodogawa Steel Works	57,823
2,600	Yorozu	43,748
35,000	Zojirushi	217,805
		45,963,994
	Jersey — 0.1%
14,150	UBM	128,797

	Kazakhstan — 0.2%
16,221	KazMunaiGas Exploration Production JSC GDR	258,725
20,279	KCell JSC GDR	271,536
		530,261
	Liechtenstein — 0.0%
183	VP Bank	15,178

	Luxembourg — 0.5%
14,091	Oriflame Cosmetics	245,213
9,236	RTL Group	861,806
		1,107,019

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Malaysia — 0.1%
6,798	Berjaya Sports Toto	7,461
66,600	KLCCP Stapled Group	139,305
29,000	OSK Holdings	19,749
91,700	Padini Holdings	51,297
		217,812
	Malta — 0.0%
22,416	BGP Holdings (1)(2)(3)	—

	Mexico — 0.0%
50,800	Urbi Desarrollos Urbanos (1)(2)(3)	—

	Netherlands — 1.3%
787	Amsterdam Commodities	17,673
8,172	Arcadis	251,154
15,298	ArcelorMittal	200,142
3,628	Brunel International	81,426
5,388	Fugro	74,407
14,456	ING Groep (1)	206,698
32,316	Koninklijke Ahold	540,227
2,740	Sligro Food Group	101,137
2,906	SNS Reaal (1)(2)(3)	—
33,438	Unilever	1,296,681
8,445	Wolters Kluwer	225,309
		2,994,854
	New Zealand — 0.1%
60,794	Air New Zealand	95,252
4,703	Restaurant Brands New Zealand	13,381
7,308	Skellerup Holdings	8,260
38,801	Sky Network Television	192,361
11,945	Warehouse Group	28,958
		338,212
	Norway — 2.4%
370	Bonheur	4,635
10,174	Fred Olsen Energy	108,529
16,042	Gjensidige Forsikring	291,351
8,381	Kongsberg Gruppen	169,609
38,370	Kvaerner	50,743
59,176	Petroleum Geo-Services	293,470
60,112	Salmar	1,082,826
67,440	Statoil	1,529,785
48,392	Telenor	1,087,662
22,856	TGS Nopec Geophysical	533,706
11,567	Yara International	531,108
		5,683,424
	Philippines — 0.2%
356,500	Manila Water	229,590
2,500	Philippine Long Distance Telephone ADR	175,325
		404,915
	Poland — 0.9%
6,129	Asseco Poland	90,954
10,749	Bank Pekao	561,808
13,254	KGHM Polska Miedz	510,995
92,850	PGE	609,024
129,999	Polskie Gornictwo Naftowe i Gazownictwo	194,074
88,521	Tauron Polska Energia	138,195
		2,105,050
	Portugal — 0.2%
84,990	Portucel	315,894
13,454	Semapa-Sociedade de Investimento e Gestao	162,681
48,766	Sonaecom — SGPS (1)	93,439
		572,014
	Russia — 1.2%
26,100	CTC Media (NASDAQ)	165,996
38,984	Gazprom ADR	257,099
38,369	Globaltrans Investment GDR	284,314
5,276	LUKOIL ADR	258,788
4,996	MegaFon OAO GDR	116,906
42,050	MMC Norilsk Nickel ADR	782,551
17,500	Mobile Telesystems ADR	250,250
36,300	Rosneft Oil GDR	202,191
43,718	Surgutneftegas OAO ADR	288,539
7,500	Tatneft OAO ADR	267,225
		2,873,859
	Singapore — 0.9%
47,000	Boustead Singapore	67,315
128,000	CapitaMall Trust REIT	196,279
220,000	ComfortDelGro	452,090
20,000	CSE Global	10,508
16,000	Far East Orchard	22,044
241,000	Frasers Centrepoint Trust REIT	364,867
40,000	Frasers Commercial Trust REIT	44,213
2,200	Haw Par	14,625
30,000	Ho Bee Land	46,470
64,000	Hong Fok	44,337
11,000	Jardine Cycle & Carriage	341,636
103,000	Lippo Malls Indonesia Retail Trust REIT	29,665
67,000	Mapletree Logistics Trust REIT	61,279
19,000	Metro Holdings	12,941
44,000	Pan-United	31,509
81,000	Sabana Shari’ah Compliant Industrial REIT	62,419

The accompanying notes are an integral part of the financial statements.

Shares		Value $

48,750	UMS Holdings	19,163
49,000	UOL Group	246,011
27,000	Wheelock Properties Singapore	37,830
		2,105,201
	South Africa — 2.4%
168,203	Emira Property Fund REIT	243,999
15,309	Kumba Iron Ore	382,317
29,387	Lewis Group	177,045
63,953	Liberty Holdings	740,086
98,340	Life Healthcare Group Holdings	371,793
85,066	MMI Holdings	217,413
9,706	Mpact	31,327
42,603	MTN Group	942,463
39,743	PPC	106,656
38,857	Reunert	205,070
225,917	SA Corporate Real Estate Fund REIT	94,834
14,582	Sasol	726,063
26,020	Telkom(1)	138,147
45,871	Truworths International	313,993
7,574	Tsogo Sun Holdings	19,021
78,164	Vodacom Group	948,407
3,806	Wilson Bayly Holmes-Ovcon	44,862
		5,703,496
	South Korea — 2.2%
94	Asia Holdings	13,061
1,018	AtlasBX	37,149
490	Daechang Forging	21,297
240	Dongil Industries	14,192
2,098	Dongyang E&P	19,179
1,110	Global & Yuasa Battery	38,585
4,420	Hankook Tire	227,466
10,710	Hanshin Machinery	14,831
7,810	Hyundai Hy Communications & Networks	33,214
3,967	Hyundai Mobis	927,971
5,860	Industrial Bank of Korea	85,811
1,183	INTOPS	17,268
7,275	Jinro Distillers	217,829
18,750	KB Financial Group	736,856
14,585	Kia Motors	711,011
630	Kukdo Chemical	24,434
1,950	Kunsul Chemical Industrial	81,286
485	MegaStudy	24,324
100	Mi Chang Oil Industrial	6,737
752	NEOWIZ HOLDINGS (1)	13,439
358	Samchully	50,581
1,505	Samsung Electronics	1,751,818
491	Samyang Genex	58,117
520	Sebang	9,415
470	Sejong Industrial	6,597
630	Sewon Precision Industry	18,510
4,700	Yoosung Enterprise	29,069
1,493	Youngone Holdings	147,382
		5,337,429
	Spain — 0.8%
825	Caja de Ahorros del Mediterraneo (1)(2)(3)	—
10,053	Duro Felguera	45,478
24,815	Enagas	831,842
11,534	Gas Natural SDG	332,582
69,333	Mapfre	237,282
10,768	Repsol	240,394
15,736	Telefonica	236,536
		1,924,114
	Sweden — 3.4%
24,372	AddTech Class B	347,386
10,337	Axfood	636,250
4,617	Clas Ohlson Class B	79,720
47,846	Industrivarden Class C	836,511
22,029	Intrum Justitia	654,532
1,008	Investment Oresund (1)	21,432
29,835	Investor Class B	1,067,477
7,491	JM	241,545
26,366	Kinnevik Investment Class B	835,168
18,354	Millicom International Cellular	1,496,328
7,378	Nolato Class B	170,358
12,240	Swedish Match	397,162
58,882	Telefonaktiebolaget LM Ericsson Class B	693,747
91,285	TeliaSonera	631,095
		8,108,711
	Switzerland — 2.4%
10,511	ABB	230,070
315	Alpiq Holding (1)	31,675
1,377	Autoneum Holding (1)	228,987
941	Baloise Holding	118,242
54,470	Ferrexpo	73,324
590	Helvetia Holding	280,084
1,465	Implenia	78,872
1,327	Kardex	59,995
43	Metall Zug	105,964
4,324	Pargesa Holding	335,934
4,058	PSP Swiss Property	347,955
4,786	Roche Holding	1,411,202
5,865	Swiss Re	473,638
776	Swisscom	456,898
28,068	UBS	487,175
132	Vaudoise Assurances Holding	57,690
15,061	Vontobel Holding	547,089

The accompanying notes are an integral part of the financial statements.

Shares		Value $

245	Walter Meier (1)	9,804
1,356	Zurich Insurance Group	409,837
		5,744,435
	Taiwan — 2.5%
26,000	Alcor Micro	21,626
52,000	Audix	66,332
87,000	AV Tech	159,604
45,000	Boardtek Electronics	55,480
106,220	Chicony Electronics	304,868
75,600	Chimei Materials Technology	82,518
69,000	Coretronic (1)	103,444
65,420	Cyberlink	189,056
40,000	Draytek	34,389
13,000	Dynacolor	26,969
130,000	Far EasTone Telecommunications	287,640
27,000	First Insurance	13,715
148,000	Formosan Rubber Group	161,301
18,000	Global Mixed Mode Technology	48,230
160,000	Grand Pacific Petrochemical	76,537
25,000	Grape King Bio	104,384
141,000	Greatek Electronics	176,154
34,000	Hi-Clearance	110,440
31,000	Holtek Semiconductor	52,488
75,000	ITEQ	58,439
2,000	KD Holding	10,784
49,245	Lite-On Technology	68,970
65,000	Lumax International	138,691
21,000	MediaTek	298,950
26,000	Mercuries & Associates	15,044
93,000	Micro-Star International	113,588
80,000	Mirle Automation	66,411
85,000	New Era Electronics	88,866
33,000	Novatek Microelectronics	170,335
80,000	Pegatron	145,184
39,000	Phison Electronics	262,851
40,000	Polytronics Technology	88,636
53,000	Primax Electronics	64,472
18,000	Prime Oil Chemical Service	15,594
115,017	Radiant Opto-Electronics	400,829
3,841	Raydium Semiconductor	7,577
28,470	Realtek Semiconductor	94,069
56,000	Sigurd Microelectronics	53,392
55,000	Simplo Technology	267,618
5,565	Sinmag Equipment	35,677
59,000	Sonix Technology	83,021
61,000	Stark Technology	57,156
162,000	Taiwan Cement	247,395
63,440	Taiwan Surface Mounting Technology	88,747
29,302	Test Research	47,831
32,000	Thinking Electronic Industrial	46,396
87,000	Tong Hsing Electronic Industries	330,363
86,000	Transcend Information	289,810
42,000	United Integrated Services	39,837
410,000	Yuanta Financial Holding	206,237
		5,977,945
	Thailand — 1.2%
68,500	Bangkok Bank	416,426
198,200	BEC World	293,618
13,300	Delta Electronics Thai	26,339
55,100	Delta Electronics Thai NVDR	109,117
298,700	Hana Microelectronics NVDR	398,939
382,400	Jasmine International	87,470
6,100	PTT	68,922
26,200	PTT NVDR	296,027
5,500	PTT Exploration & Production	24,739
192,400	PTT Exploration & Production NVDR	865,416
74,800	TTW (1)	27,789
668,100	TTW NVDR	248,204
		2,863,006
	Turkey — 0.9%
9,759	Aksa Akrilik Kimya Sanayii	32,096
47,219	Cimsa Cimento Sanayi VE Ticaret	349,471
6,294	Eczacibasi Yatirim Holding Ortakligi	17,387
247,815	Enka Insaat ve Sanayi	599,845
70,091	Gubre Fabrikalari	132,762
22,963	Ipek Dogal Enerji Kaynaklari Ve Uretim (1)	17,667
32,745	Is Gayrimenkul Yatirim Ortakligi REIT	19,299
30,952	Koza Altin Isletmeleri	199,834
165,146	Turk Telekomunikasyon	474,786
72,919	Turkcell Iletisim Hizmetleri (1)	423,213
		2,266,360
	United Kingdom — 17.6%
18,112	Aberdeen Asset Management	125,746
23,166	Admiral Group	494,731
69,051	Afren (1)	85,331
25,221	AMEC	419,597
63,278	Amlin	460,980
62,565	Anglo American	1,317,616
41,602	Anglo American (South African Shares)	874,454
89,469	Ashmore Group	455,990
28,078	AstraZeneca	2,040,766
81,789	BAE Systems	600,151
153,325	Barclays	590,617
84,370	Beazley	353,611
6,588	Berendsen	106,442
6,865	Berkeley Group Holdings	250,387
54,222	BHP Billiton	1,396,924
177,430	BP	1,274,412
10,762	British American Tobacco	610,648
83,979	British Sky Broadcasting Group	1,190,258

The accompanying notes are an integral part of the financial statements.

Shares		Value $

277,592	BT Group Class A	1,631,928
120,604	Cairn Energy (1)	279,940
79	Camellia	10,995
205,945	Centrica	996,582
44,652	Chesnara	246,075
154,209	Cobham	717,613
48,531	Dart Group	202,627
69,621	Debenhams	72,281
16,879	Domino Printing Sciences	162,817
15,987	Fenner	78,769
29,212	Gem Diamonds (1)	72,549
90,700	GlaxoSmithKline	2,056,681
38,228	Greggs	369,976
37,421	Halfords Group	296,736
152,076	Highland Gold Mining	92,444
40,851	Home Retail Group	119,785
184,984	HSBC Holdings	1,892,393
182,800	HSBC Holdings (Hong Kong Shares)	1,858,607
1,349	Immunodiagnostic Systems Holdings	6,420
11,265	Imperial Tobacco Group	488,537
91,483	Intermediate Capital Group	600,160
10,848	Interserve	109,934
90,699	ITE Group	247,017
18,228	J Sainsbury	71,586
40,856	JKX Oil & Gas (1)	24,999
3,290	John Menzies	26,065
36,484	KAZ Minerals (1)	134,352
501,270	Kcom Group	745,747
13,415	Keller Group	178,975
27,630	Kingfisher	133,704
400,203	Legal & General Group	1,478,866
3,255	Majestic Wine	19,669
36,439	Marks & Spencer Group	237,070
21,893	Micro Focus International	347,419
6,410	Millennium & Copthorne Hotels	58,243
61,829	Mitie Group	297,612
15,081	Mondi	254,036
51,996	Moneysupermarket.com Group	166,355
22,264	Pace	123,408
53,524	Premier Farnell	161,997
120,389	QinetiQ Group	388,830
19,822	Rio Tinto	942,236
39,448	Rolls-Royce Holdings	531,972
179,861	Royal Bank of Scotland Group (1)	1,116,363
28,724	Royal Dutch Shell Class A	1,027,203
29,028	Royal Dutch Shell Class A (Amsterdam Shares)	1,036,364
140,118	Sage Group	846,599
20,306	Smiths Group	378,431
79,996	Soco International (1)	420,378
7,593	Spectris	218,879
2,470	St. Ives	7,626
27,490	Stagecoach Group	170,185
137,299	Tate & Lyle	1,330,996
138,683	Tesco	385,132
40,680	Unilever	1,635,998
279,802	Vodafone Group	927,869
16,858	WH Smith	303,386
25,587	William Hill	147,557
13,081	WS Atkins	283,960
12,372	Xchanging	37,604
3,706	Zytronic	15,710
		41,872,908
	TOTAL COMMON STOCK (Cost $232,292,042)	230,677,547

	PREFERRED STOCK — 1.0%
	Brazil — 0.9%
36,700	AES Tiete	277,112
37,100	Banco do Estado do Rio Grande do Sul (1)	221,591
101,420	Itausa - Investimentos Itau	404,796
76,000	Vale Class A	660,963
72,800	Vale Class B ADR	637,728
		2,202,190
	Germany — 0.1%
5,025	ProSiebenSat.1 Media	202,482

	TOTAL PREFERRED STOCK (Cost $2,917,284)	2,404,672

	INVESTMENT COMPANIES — 0.4%
	Australia — 0.1%
93,877	WAM Capital	161,094

	Switzerland — 0.3%
2,992	BB Biotech (1)	633,446

	TOTAL INVESTMENT COMPANIES (Cost $648,859)	794,540

	WARRANTS (1) — 0.0%
	Hong Kong — 0.0%
3,166	Sun Hung Kai Properties Expires 04/22/16
	(Cost $—)	6,875

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	TOTAL INVESTMENTS — 98.1% (Cost $235,858,185)	233,883,634

	OTHER ASSETS LESS LIABILITIES — 1.9%	4,605,376

	NET ASSETS — 100%	$238,489,010

(1)              Denotes non-income producing security.

(2)              Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(3)              Security considered illiquid. On October 31, 2014 the value of the securities amounted to $71,613, representing 0.03% of the total net assets of the Fund.

The open futures contracts held by the Fund at October 31, 2014, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
MINI MSCI EAFE	26	Dec-2014	$98,540

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2014, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Northern Trust Company	11/19/14	JPY	923,028,000	USD	8,625,398	$406,996
Toronto Dominion Bank	11/5/14	AUD	1,294,400	USD	1,133,535	(5,463)
Westpac Banking	11/5/14	USD	1,150,793	AUD	1,294,400	(11,796)
Westpac Banking	12/3/14	AUD	1,294,400	USD	1,148,487	11,704
						$401,441

ADR — American Depositary Receipt

AUD — Australian Dollar

EAFE — Europe, Australasia and Far East

GDR — Global Depositary Receipt

JPY — Japanese Yen

MSCI — Morgan Stanley Capital International

NASDAQ — National Association of Securities Dealers Automated Quotations

NVDR — Non Voting Depository Receipt

REIT — Real Estate Investment Trust

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2014, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3 (2)	Total
Common Stock (1)
Australia	$14,065,197	$—	$—	$14,065,197
Austria	1,574,054	—	—	1,574,054
Belgium	2,127,563	—	—	2,127,563
Bermuda	753,495	—	—	753,495
Brazil	2,741,472	—	—	2,741,472
British Virgin Islands	368,563	—	—	368,563
Cambodia	171,509	—	—	171,509
Canada	8,525,862	—	—	8,525,862
Chile	1,078,665	—	—	1,078,665
China	5,433,061	1,740	69,873	5,504,674
Colombia	474,360	—	—	474,360
Czech Republic	1,354,042	—	—	1,354,042
Denmark	880,801	—	—	880,801
Finland	4,801,112	—	—	4,801,112
France	10,758,650	—	—	10,758,650
Gabon	119,811	—	—	119,811
Germany	7,252,627	—	—	7,252,627
Greece	116,745	—	—	116,745
Guernsey	692,588	—	—	692,588
Hong Kong	14,001,850	—	—	14,001,850
Indonesia	1,769,272	—	—	1,769,272
Ireland	33,028	—	—	33,028
Israel	346,387	3,631,869	—	3,978,256
Italy	2,694,357	—	—	2,694,357
Japan	45,963,994	—	—	45,963,994
Jersey	128,797	—	—	128,797
Kazakhstan	530,261	—	—	530,261
Liechtenstein	15,178	—	—	15,178
Luxembourg	1,107,019	—	—	1,107,019
Malaysia	217,812	—	—	217,812
Netherlands	2,994,854	—	—	2,994,854
New Zealand	338,212	—	—	338,212
Norway	5,683,424	—	—	5,683,424
Philippines	404,915	—	—	404,915
Poland	2,105,050	—	—	2,105,050
Portugal	572,014	—	—	572,014
Russia	2,873,859	—	—	2,873,859
Singapore	2,105,201	—	—	2,105,201
South Africa	5,703,496	—	—	5,703,496
South Korea	5,337,429	—	—	5,337,429
Spain	1,924,114	—	—	1,924,114
Sweden	8,108,711	—	—	8,108,711
Switzerland	5,744,435	—	—	5,744,435
Taiwan	5,977,945	—	—	5,977,945
Thailand	2,863,006	—	—	2,863,006
Turkey	2,266,360	—	—	2,266,360
United Kingdom	41,872,908	—	—	41,872,908
Total Common Stock	226,974,065	3,633,609	69,873	230,677,547

Preferred Stock
Brazil	2,202,190	—	—	2,202,190
Germany	202,482	—	—	202,482
Total Preferred Stock	2,404,672	—	—	2,404,672

Investment Companies
Australia	161,094	—	—	161,094
Switzerland	633,446	—	—	633,446
Total Investment Companies	794,540	—	—	794,540

Warrants
Hong Kong	6,875	—	—	6,875
Total Warrants	6,875	—	—	6,875

Total Investments in Securities	$230,180,152	$3,633,609	$69,873	$233,883,634

The accompanying notes are an integral part of the financial statements.

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures — Unrealized Appreciation	$98,540	$—	$—	$98,540
Forwards — Unrealized Appreciation	—	418,700	—	418,700
Forwards — Unrealized Depreciation	—	(17,259)	—	(17,259)
Total Other Financial Instruments	$98,540	$401,441	$—	$499,981

(1)                                 Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning of the period.  As of October 31, 2014, the Fund had securities with a total value of $3,631,869 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange. Additionally, the Fund had securities with a total value of $1,740 transfer from Level 1 to Level 2 and had a security with total value of $69,873 transfer from Level 1 to Level 3. The changes occurred due to a halt in trading of these securities.

(2)                                 A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

The accompanying notes are an integral part of the financial statements.

Schroder Global Multi-Cap Equity Fund

Schedule of Investments

October 31, 2014

Shares		Value $

	COMMON STOCK — 98.5%
	Australia — 3.3%
3,629	ARB	41,899
58,133	Ausdrill	30,439
181,568	Beach Energy	186,144
45,319	BHP Billiton	1,354,354
22,348	Collection House	40,513
16,670	Decmil Group	26,112
75,031	Downer EDI	312,970
66,543	MACA	76,711
17,798	Macquarie Group	958,062
271,169	Metcash	675,321
42,203	Mineral Resources	315,679
13,889	Monadelphous Group	153,024
73,751	Myer Holdings	125,908
49,561	NRW Holdings	32,928
54,197	OZ Minerals	184,574
40,131	PanAust	60,389
11,714	Programmed Maintenance Services	26,596
141,873	Resolute Mining (1)	39,952
14,908	Rio Tinto	792,524
239,150	Telstra	1,184,849
24,843	Woodside Petroleum	877,318
9,145	Woolworths	289,715
17,562	WorleyParsons	209,564
		7,995,545
	Austria — 0.4%
5,762	Oesterreichische Post	281,063
29,589	Verbund	597,906
		878,969
	Belgium — 0.3%
2,945	Ageas (1)	98,334
11,266	Belgacom	425,092
4,143	Colruyt	188,696
		712,122
	Bermuda — 1.1%
25,300	Assured Guaranty	583,924
10,700	Axis Capital Holdings	515,098
35,169	Catlin Group	301,833
31,846	Lancashire Holdings	340,814
3,900	PartnerRe	451,191
4,600	RenaissanceRe Holdings	475,318
		2,668,178
	Brazil — 1.0%
117,300	Ambev	776,351
18,800	Cia de Saneamento Basico do Estado de Sao Paulo ADR (1)	145,888
30,429	Cia Energetica de Minas Gerais ADR	175,880
12,300	Multiplus	172,495
5,600	Natura Cosmeticos	81,359
48,900	Souza Cruz	395,084
2,264	Tractebel Energia	30,836
61,200	Vale	617,458
		2,395,351
	British Virgin Islands — 0.1%
16,543	Playtech	186,834

	Cambodia — 0.1%
314,000	NagaCorp	263,990

	Canada — 1.4%
36,200	Centerra Gold	141,325
3,400	Corus Entertainment Class B	62,567
8,000	Genworth MI Canada	279,668
9,200	Jean Coutu Group PJC Class A	210,929
3,600	Potash Corp. of Saskatchewan	122,880
21,000	Rogers Communications Class B	789,654
24,500	Shaw Communications Class B	629,103
12,000	Suncor Energy	426,104
33,000	Teck Resources Class B	521,476
12,400	Transcontinental Class A	169,324
		3,353,030
	Chile — 0.0%
52,203	AFP Habitat	82,683

	China — 1.2%
88,000	361 Degrees International	25,191
666,000	Bank of China Class H	318,609
490,000	Bank of Communications Class H	367,098
3,100	Changyou.com ADR (1)	74,524
175,000	China Child Care	36,556
385,000	China Construction Bank Class H	286,945
668,000	China Lumena New Materials (1)(2)(3)	91,520
223,000	China Shenhua Energy Class H	628,298
44,000	China Taifeng Beddings Holdings (1)	7,035
218,000	Industrial & Commercial Bank of China Class H	144,206
4,837	NetEase ADR	458,160
222,000	Pacific Online	120,230
44,000	Pacific Textile Holdings	59,006
100,000	Peak Sport Products	29,529
100,000	TravelSky Technology Class H	104,447
2,700	WuXi PharmaTech Cayman ADR (1)	101,790

The accompanying notes are an integral part of the financial statements.

Shares		Value $

166,000	Yangzijiang Shipbuilding Holdings	146,011
		2,999,155
	Czech Republic — 0.2%
16,246	CEZ	449,350
70	Philip Morris CR	31,063
		480,413
	Denmark — 0.5%
345	AP Moeller - Maersk Class B	803,906
6,382	Novozymes Class B	296,025
		1,099,931
	Finland — 1.2%
14,287	Kone Class B	614,098
10,881	Nokian Renkaat	306,662
31,669	Orion Class B	1,075,093
15,220	Sampo Class A	728,013
3,416	Tikkurila	70,547
		2,794,413
	France — 1.7%
19,565	AXA	451,374
3,661	BNP Paribas	230,031
7,755	Boiron	689,601
6,125	Cie Generale des Etablissements Michelin	531,070
11,632	CNP Assurances	217,338
313	Eurofins Scientific	79,094
26,145	Metropole Television	452,301
3,274	Neopost	227,337
12,878	Societe Generale	619,943
9,687	Total	575,643
		4,073,732
	Gabon — 0.0%
286	Total Gabon	125,978

	Germany — 1.0%
287	Amadeus Fire	20,342
2,035	Bertrandt	265,854
8,525	Commerzbank (1)	128,357
11,593	K+S	323,461
6,678	Merck KGaA	603,120
2,391	Muenchener Rueckversicherungs	469,966
28,187	Suedzucker	391,903
4,935	Talanx	159,029
		2,362,032
	Greece — 0.0%
2,794	Aegean Airlines (1)	24,334
3,382	Metka	33,057
		57,391
	Hong Kong — 3.5%
105,839	Asian Citrus Holdings (1)	19,259
234,000	Champion REIT	103,193
1,176,000	Champion Technology Holdings	26,082
19,000	Cheung Kong Holdings	337,118
178,000	China BlueChemical	63,119
36,000	China Lilang	25,764
71,500	China Mobile	889,699
35,280	China Ocean Resources (1)	43,740
589,000	CNOOC	925,065
29,600	Dah Sing Financial Holdings	184,352
315,000	Emperor Entertainment Hotel	94,640
214,000	Emperor International Holdings	46,635
995,000	Geely Automobile Holdings	445,207
170,000	Giordano International	86,588
27,000	Great Eagle Holdings	90,869
218,000	Guangdong Investment	286,726
14,300	Henderson Land Development	96,530
70,000	Hongkong Land Holdings	487,900
2,675	Hopewell Highway Infrastructure	1,290
53,500	Hopewell Holdings	189,713
97,000	Huabao International Holdings	69,293
72,000	Hysan Development	328,195
45,500	Kerry Properties	156,064
990,000	Lai Sun Development	25,531
38,000	Ports Design (1)	13,181
61,000	Prosperity REIT	20,372
350,000	Shenguan Holdings Group	98,838
996,000	Shougang Fushan Resources Group	224,754
80,000	Shun Tak Holdings	40,747
168,000	Sino Biopharmaceutical	169,188
156,000	Sino Land	257,883
43,000	Sitoy Group Holdings	35,431
6,000	Soundwill Holdings	9,516
32,000	Sun Hung Kai Properties	476,999
32,000	Sunlight REIT	13,906
33,500	Swire Pacific Class A	439,315
116,800	Swire Properties	374,265
27,000	Television Broadcasts	147,792
180,000	Tibet 5100 Water Resources Holdings	63,364
3,400	VTech Holdings	42,570
62,000	Wharf Holdings	458,096
56,000	Wheelock	269,705
40,000	Wynn Macau	144,420
		8,322,914
	Indonesia — 0.6%
1,050,000	Perusahaan Gas Negara	516,963
1,408,000	Perusahaan Perkebunan London Sumatra Indonesia	226,608
2,489,000	Telekomunikasi Indonesia Persero	566,384

The accompanying notes are an integral part of the financial statements.

Shares		Value $

161,000	United Tractors	244,797
		1,554,752
	Ireland — 0.5%
13,400	Accenture Class A	1,087,008
2,595	Paddy Power	189,262
		1,276,270
	Israel — 0.8%
23,734	Africa-Israel Investments (1)(2)	38,105
6,015	Babylon (2)	3,252
20,796	Bank Hapoalim (2)	107,055
29,092	Bank Leumi Le-Israel (1)(2)	103,963
333,797	Bezeq Israeli Telecommunication (2)	570,501
3,700	Check Point Software Technologies (1)	274,725
12,291	Delek Automotive Systems (2)	122,942
166,955	Israel Discount Bank Class A (1)(2)	269,268
1,337	Ituran Location and Control (2)	27,148
161,819	Migdal Insurance & Financial Holding (2)	220,199
4,886	Osem Investments (2)	93,985
910	Rami Levi Chain Stores Hashikma Marketing 2006 (2)	41,172
		1,872,315
	Italy — 0.8%
13,483	Autostrada Torino-Milano	162,035
22,933	Banca Popolare dell’Etruria e del Lazio (1)	14,455
13,207	DiaSorin	510,412
28,388	ENI	604,764
38,646	Recordati	668,323
		1,959,989
	Japan — 9.7%
5,400	ABC-Mart	305,275
21,000	Aichi Steel	74,222
11,000	Ain Pharmaciez	293,595
600	Amiyaki Tei	21,340
3,600	Amuse	102,880
1,400	ARCLAND SERVICE	42,751
4,200	Asahi Holdings	68,987
5,000	Asax	59,025
21,000	Atsugi	21,313
20,000	Awa Bank	118,050
5,000	Bank of Nagoya	19,898
2,400	Bank of the Ryukyus	38,161
21,700	Bridgestone	705,431
25,200	Canon	760,319
13,000	Central Glass	42,128
3,600	Chiba Kogyo Bank	24,839
1,100	Chudenko	17,226
1,800	Cleanup	15,512
1,200	Corona Class A	12,382
3,000	Daihatsu Diesel Manufacturing	24,331
33,000	Daihatsu Motor	460,076
9,000	Daiichi Jitsugyo	45,591
5,800	Daiichikosho	144,994
1,900	Daikoku Denki	30,972
20,000	Daishi Bank	69,441
5,000	Daishinku	15,046
8,000	Daiwa Industries	60,183
16,368	Dena (1)	206,340
3,000	Dr Ci:Labo	94,146
46,600	Dynam Japan Holdings	130,994
4,000	Eidai	16,025
16,600	FamilyMart	654,690
7,300	Fields	92,936
3,400	FJ Next	13,500
13,300	Fuji Heavy Industries	426,145
8,100	Fujikura Kasei	41,032
1,500	Fujimori Kogyo	40,530
22,000	Fujitsu General	271,854
1,400	FuKoKu	15,181
7,000	Fukushima Industries	134,983
2,000	Fuyo General Lease	77,454
2,400	Gendai Agency	14,016
6,000	Geo	52,508
22,500	Gree (1)	155,442
12,000	Gunze	33,011
7,000	Gurunavi	93,229
66,000	Hachijuni Bank	396,029
1,600	Hagihara Industries	23,033
9,000	Higashi-Nippon Bank	22,355
27,000	Higo Bank	150,714
1,800	HI-LEX	45,751
4,300	Hirano Tecseed	36,368
6,000	Hokkoku Bank	20,405
16,700	Hoya	580,950
11,000	Hyakugo Bank	45,244
23,000	Hyakujushi Bank	73,305
3,000	Imasen Electric Industrial	49,517
3,800	Inaba Denki Sangyo	130,416
32,200	Inpex	402,195
35,000	Isuzu Motors	446,205
3,100	Itochu Enex	19,595
11,000	Iyo Bank	115,068
5,500	Japan Digital Laboratory	95,923
6,600	Japan Petroleum Exploration	212,410
10,700	Japan Tobacco	358,747
10,000	Juroku Bank	38,549
14,000	Kagoshima Bank	89,116
15,400	Kakaku.com (1)	203,871

The accompanying notes are an integral part of the financial statements.

Shares		Value $

10,000	Kaken Pharmaceutical	247,318
19,000	Kandenko	98,446
91,000	Kanematsu	140,966
2,000	Kato Sangyo	41,968
4,800	KDDI	308,747
12,800	Keihin	158,853
7,000	Keiyo Bank	35,958
15,400	Kimoto	42,227
9,000	Kinden	90,941
2,000	Konishi	34,347
3,600	Kura	96,470
11,400	Kuroda Electric	157,819
5,700	Megachips (1)	72,972
2,000	Meiko Network Japan	22,114
2,100	Mimasu Semiconductor Industry	18,528
9,300	Miraca Holdings	383,343
27,000	Mitsubishi Steel Manufacturing	58,411
65,000	Mitsubishi UFJ Financial Group	365,840
4,000	Mitsuboshi Belting	28,489
106,100	Mizuho Financial Group	188,916
2,000	Mochida Pharmaceutical	121,611
1,000	Murakami	13,087
6,400	NAC	70,082
11,500	Namura Shipbuilding	108,012
7,900	Neturen	55,703
30,300	Nexon	260,312
24,000	NHK Spring (1)	214,734
4,100	Nihon Parkerizing	95,779
24,000	Nippon Electric Glass	109,397
3,000	Nippon Pillar Packing	23,370
16,000	Nippon Road	87,461
13,200	Nippon Telegraph & Telephone	809,921
16,000	Nissan Chemical Industries	289,588
6,200	Nisshin Fudosan	26,771
24,000	Nissin Electric	127,345
8,100	Nissin Kogyo	121,725
5,000	Nitori Holdings	313,822
7,000	Nittetsu Mining	26,236
11,800	North Pacific Bank	47,379
49,600	NTT DoCoMo	822,214
33,000	Ogaki Kyoritsu Bank	90,487
8,000	Oita Bank	29,486
1,700	Onoken	17,057
13,500	Oracle Japan	513,198
1,600	Oriental Land	338,019
26,500	ORIX (1)	355,889
22,800	Otsuka Holdings	787,064
1,900	Otsuka Kagu	19,503
1,700	Piolax	73,554
10,000	Renown (1)	9,971
5,000	Sakai Chemical Industry	14,868
4,000	San-Ai Oil	27,349
29,000	San-In Godo Bank	219,969
5,300	Sanrio	151,698
7,000	Seika	16,639
14,000	Seino Holdings	107,937
33,000	Sekisui Chemical	397,498
5,000	Sekisui Jushi	67,082
13,000	Shiga Bank	71,177
14,000	Shinagawa Refractories	33,777
5,800	Shin-Etsu Polymer	26,644
9,200	Shinko Electric Industries	53,156
7,000	Shiroki	13,897
2,500	Sinko Industries	22,235
9,600	Sintokogio	65,211
31,000	Sony Financial Holdings	482,422
2,900	St. Marc Holdings	150,519
5,300	Sumitomo Densetsu	63,982
14,100	Sundrug	670,323
6,000	Taihei Dengyo Kaisha	47,754
5,000	TBK	30,047
9,000	Teikoku Sen-I Class I	215,055
1,800	Tenma	24,390
1,900	TKC	36,943
38,000	Toagosei	163,063
16,000	Tokai Carbon	40,597
10,900	Tokai Rika	203,201
1,840	Token	82,397
4,500	TOMONY Holdings	19,590
57,000	Towa Bank	50,238
14,000	Toyo Kohan	78,273
4,800	Toyoda Gosei	90,594
8,200	Trend Micro (1)	268,284
8,000	TS Tech	190,020
7,000	Uchida Yoko	22,123
4,000	Watanabe Sato	13,461
168,600	Yahoo Japan (1)	595,898
900	YAMADA Consulting Group	25,600
4,000	Yamanashi Chuo Bank	17,770
10,100	Yamazen	77,599
16,000	Yodogawa Steel Works	61,678
2,000	Yorozu	33,652
		23,329,810
	Kazakhstan — 0.2%
14,384	KazMunaiGas Exploration Production JSC GDR	229,425
13,810	KCell JSC GDR	184,916
		414,341
	Liechtenstein — 0.0%
122	VP Bank	10,119

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Malaysia — 0.1%
20,461	Berjaya Sports Toto	22,456
60,500	Padini Holdings	33,844
46,000	Petronas Chemicals Group	86,007
		142,307
	Mexico — 0.2%
157,700	Kimberly-Clark de Mexico Class A	367,015

	Netherlands — 0.4%
11,367	ArcelorMittal	148,713
7,900	LyondellBasell Industries Class A	723,877
		872,590
	Norway — 1.2%
3,729	Kongsberg Gruppen	75,465
44,417	Statoil	1,007,539
32,374	Telenor	727,641
21,524	TGS Nopec Geophysical	502,603
10,760	Yara International	494,054
		2,807,302
	Panama — 0.2%
4,100	Copa Holdings Class A	479,372

	Poland — 0.5%
15,036	Asseco Poland	223,132
12,027	Enea	57,113
10,342	KGHM Polska Miedz	398,726
83,428	PGE	547,223
43,545	Tauron Polska Energia	67,981
		1,294,175
	Puerto Rico — 0.0%
4,600	Triple-S Management Class B (1)	101,844

	Russia — 1.2%
10,000	CTC Media (NASDAQ)	63,600
53,863	Gazprom ADR	355,227
5,789	Globaltrans Investment GDR	42,896
7,298	LUKOIL ADR	357,967
7,051	MegaFon OAO GDR	164,993
35,362	MMC Norilsk Nickel ADR	658,087
17,200	Mobile Telesystems ADR	245,960
64,800	Rosneft Oil GDR	360,936
3,249	Sistema JSFC GDR	26,236
43,217	Surgutneftegas OAO ADR	285,232
7,900	Tatneft OAO ADR	281,477
		2,842,611
	Singapore — 0.2%
5,000	Hong Leong Finance	10,119
54,000	Sabana Shari’ah Compliant Industrial REIT	41,613
71,000	UOL Group	356,464
		408,196
	South Africa — 2.4%
9,754	African Rainbow Minerals	120,181
73,612	AVI	479,857
9,893	Kumba Iron Ore	247,062
27,108	Lewis Group	163,315
134,820	Life Healthcare Group Holdings	509,712
177,783	MMI Holdings	454,380
43,471	MTN Group	961,665
16,120	Reunert	85,074
65,010	SA Corporate Real Estate Fund REIT	27,290
14,921	Sasol	742,942
41,411	Telkom (1)	219,862
42,125	Truworths International	288,351
89,316	Vodacom Group	1,083,720
45,507	Woolworths Holdings	323,425
		5,706,836
	South Korea — 1.6%
533	Asia Holdings	74,060
3,970	Coway	303,118
2,747	Hyundai Mobis	642,585
3,010	Industrial Bank of Korea	44,077
3,850	Jahwa Electronics	40,347
16,760	KB Financial Group	658,651
7,210	KC Tech	51,812
8,554	Kia Motors	417,003
1,340	Kunsul Chemical Industrial	55,858
1,385	Samsung Electronics	1,612,138
		3,899,649
	Spain — 0.1%
4,170	Enagas	139,786

	Sweden — 1.6%
11,372	Atlas Copco Class A	328,186
8,282	Axfood	509,763
5,879	Axis Communications	160,268
46,872	Industrivarden Class C	819,482
5,489	Intrum Justitia	163,091
1,008	Investment Oresund (1)	21,432
29,260	Investor Class B	1,046,903
3,985	Net Entertainment Class B	123,045
5,924	Nolato Class B	136,785
10,370	Swedish Match	336,484
4,952	Unibet Group	285,351
		3,930,790

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Switzerland — 1.8%
6,800	ACE	743,240
3,774	Actelion	448,730
15,200	Allied World Assurance Holdings	577,600
78	APG SGA	22,699
5,177	Nestle	378,798
6,267	Roche Holding	1,847,891
7,600	Transocean	226,708
		4,245,666
	Taiwan — 1.0%
19,000	Alcor Micro	15,804
27,000	Catcher Technology	227,245
21,000	Cyberlink	60,687
16,498	Flytech Technology	58,851
131,000	Formosan Rubber Group	142,773
27,000	Global Mixed Mode Technology	72,345
107,000	Grand Pacific Petrochemical	51,184
89,000	Greatek Electronics	111,190
46,000	Holtek Semiconductor	77,885
31,000	Lumax International	66,145
17,000	MediaTek	242,007
58,000	Novatek Microelectronics	299,377
36,000	Polytronics Technology	79,772
57,193	Radiant Opto-Electronics	199,315
74,000	Sigurd Microelectronics	70,554
16,600	Simplo Technology	80,772
12,080	Sinmag Equipment	77,445
38,000	Sonix Technology	53,471
3,000	St. Shine Optical	52,669
37,000	Stark Technology	34,669
26,390	Taiwan Secom	69,930
15,000	Transcend Information	50,548
58,000	United Integrated Services	55,013
4,000	Wowprime	39,321
		2,288,972
	Thailand — 1.2%
126,400	Advanced Info Service	927,528
362,500	BEC World	537,017
61,900	Delta Electronics Thai NVDR	122,584
70,600	Hana Microelectronics NVDR	94,292
44,400	PTT NVDR	501,664
31,600	PTT Exploration & Production	142,137
102,100	PTT Exploration & Production NVDR	459,246
285,800	TTW NVDR	106,177
		2,890,645
	Turkey — 0.2%
68,238	Is Gayrimenkul Yatirim Ortakligi REIT	40,218
28,212	Koza Altin Isletmeleri	182,144
76,927	Turk Telekomunikasyon	221,161
		443,523
	United Kingdom — 10.9%
11,428	Abcam	73,079
25,580	Admiral Group	546,284
51,774	Amlin	377,174
63,014	Anglo American	1,327,072
34,593	Anglo American (South African Shares)	727,128
94,117	Ashmore Group	479,679
23,331	AstraZeneca	1,695,745
63,052	Barclays	242,880
36,740	Beazley	153,985
3,278	Betfair Group	63,450
52,014	BHP Billiton	1,340,039
108,890	BP	782,116
8,367	British American Tobacco	474,753
66,556	British Sky Broadcasting Group	943,317
11,705	Burberry Group	286,671
72,365	Cairn Energy (1)	167,970
110	Camellia	15,309
128,810	Centrica	623,321
41,450	Chesnara	228,429
43,144	Dart Group	180,135
13,700	Delphi Automotive	945,026
5,921	Domino Printing Sciences	57,115
10,170	Dunelm Group	137,228
82,397	GlaxoSmithKline	1,868,405
12,401	Greggs	120,019
18,168	Highland Gold Mining	11,044
7,586	Hikma Pharmaceuticals	229,963
147,892	HSBC Holdings	1,512,940
147,600	HSBC Holdings (Hong Kong Shares)	1,500,714
18,921	IG Group Holdings	181,909
22,230	IMI	434,558
11,592	Imperial Tobacco Group	502,718
22,117	ITE Group	60,235
29,146	KAZ Minerals (1)	107,330
364,773	Legal & General Group	1,347,942
5,018	Micro Focus International	79,630
1,063	Next	109,596
3,835	PayPoint	52,851
12,431	Reckitt Benckiser Group	1,044,004
14,528	Reed Elsevier	238,678
171,182	Royal Bank of Scotland Group (1)	1,062,494
84,064	Sage Group	507,918
68,682	Senior	293,903
3,982	Spectris	114,787
5,616	Spirax-Sarco Engineering	256,040
5,346	Ultra Electronics Holdings	149,232

The accompanying notes are an integral part of the financial statements.

Shares		Value $

35,304	Unilever	1,419,795
11,442	Verizon Communications	574,388
2,705	Vitec Group	26,255
12,931	WH Smith	232,713
4,537	WS Atkins	98,488
		26,006,454
	United States — 44.1%
	Consumer Discretionary — 3.9%
1,400	American Public Education (1)	43,386
4,500	Apollo Education Group Class A (1)	128,970
7,692	Bed Bath & Beyond (1)	517,979
6,500	Buckle	320,645
14,344	Coach	493,147
2,400	Foot Locker	134,424
7,300	GameStop Class A	312,148
11,200	Gap	424,368
12,100	Garmin	671,308
10,109	Gentex	330,969
9,900	Guess?	219,483
6,500	Kohl’s	352,430
17,000	Mattel	528,190
10,900	McDonald’s	1,021,657
3,800	Nike Class B	353,286
6,600	PetSmart	477,510
1,200	Polaris Industries	181,032
321	Priceline Group (1)	387,193
1,700	Ralph Lauren Class A	280,228
2,100	Ross Stores	169,512
8,900	Scripps Networks Interactive Class A	687,436
28,200	Staples	357,576
1,900	TJX	120,308
3,100	TripAdvisor (1)	274,846
3,600	Tupperware Brands	229,500
3,600	Viacom Class B	261,648
		9,279,179
	Consumer Staples — 2.4%
10,000	Altria Group	483,400
10,800	General Mills	561,168
10,500	Kimberly-Clark	1,199,835
3,416	Lancaster Colony	312,530
7,300	Nu Skin Enterprises Class A	385,659
5,600	Philip Morris International	498,456
7,500	Reynolds American	471,825
17,500	Sysco	674,450
7,289	USANA Health Sciences (1)	830,800
4,500	Wal-Mart Stores	343,215
		5,761,338
	Energy — 3.8%
8,014	Chevron	961,279
23,800	ConocoPhillips	1,717,170
11,200	Contango Oil & Gas (1)	409,584
4,400	CVR Energy	213,752
7,300	Dorchester Minerals LP	200,531
16,900	ExxonMobil	1,634,399
7,000	Helmerich & Payne	607,740
9,200	Marathon Oil	325,680
6,000	National Oilwell Varco	435,840
15,900	Occidental Petroleum	1,413,987
5,000	Oceaneering International	351,350
5,100	Renewable Energy Group (1)	53,703
2,500	Schlumberger	246,650
25,800	Vaalco Energy (1)	191,436
6,500	Valero Energy	325,585
		9,088,686
	Financials — 6.0%
22,400	Aflac	1,337,952
23,400	Ally Financial (1)	531,180
16,100	American Equity Investment Life Holding	415,541
10,900	American Financial Group	652,147
65,300	Bank of America	1,120,548
11,200	Capital One Financial	927,024
6,900	Capital Southwest	252,954
21,430	Citigroup	1,147,148
9,400	Discover Financial Services	599,532
4,100	Everest Re Group	699,665
1,263	FBL Financial Group Class A	62,620
10,200	Franklin Resources	567,222
11,200	Genworth Financial Class A (1)	156,688
5,962	Goldman Sachs Group	1,132,720
8,300	HCI Group	421,972
7,100	Horace Mann Educators	215,911
22,200	JPMorgan Chase	1,342,656
7,300	Montpelier Re Holdings	241,922
16,300	Morgan Stanley	569,685
795	National Western Life Insurance Class A	215,445
2,900	PNC Financial Services Group	250,531
3,400	SEI Investments	131,444
21,100	Symetra Financial	500,070
3,500	T. Rowe Price Group	287,315
9,400	Universal Insurance Holdings	164,500
3,000	Waddell & Reed Financial Class A	143,220
4,700	World Acceptance (1)	336,802
		14,424,414
	Healthcare — 9.6%
18,989	AbbVie	1,205,042
5,269	Aetna	434,745
6,552	Amgen	1,062,603
9,800	Amsurg Class A (1)	529,298
9,300	Baxter International	652,302
9,000	Becton Dickinson	1,158,300

The accompanying notes are an integral part of the financial statements.

Shares		Value $

1,410	Biogen Idec (1)	452,723
2,200	Cardinal Health	172,656
5,500	Chemed	568,480
9,400	Computer Programs & Systems	592,012
10,500	CR Bard	1,721,685
16,254	Eli Lilly	1,078,128
7,165	Enzon Pharmaceuticals (1)	6,377
13,300	Gilead Sciences (1)	1,489,600
6,000	Globus Medical Class A (1)	133,020
18,700	Johnson & Johnson	2,015,486
3,400	MEDNAX (1)	212,262
21,000	Medtronic	1,431,360
21,100	Merck	1,222,534
7,200	Meridian Bioscience	133,488
80,500	PDL BioPharma	686,665
33,200	Pfizer	994,340
4,000	Quest Diagnostics	253,840
1,100	ResMed	57,442
5,100	St. Jude Medical	327,267
12,700	Stryker	1,111,631
1,900	Techne	172,995
6,700	United Therapeutics (1)	877,499
13,300	UnitedHealth Group	1,263,633
5,100	Varian Medical Systems (1)	429,012
2,400	Waters (1)	265,920
2,700	Zimmer Holdings	300,348
		23,012,693
	Industrials — 6.9%
6,600	3M	1,014,882
14,000	ADT	501,760
7,000	Cummins	1,023,260
10,700	Deere	915,278
5,600	Deluxe	340,480
7,700	Dover	611,688
20,700	Emerson Electric	1,326,042
25,500	Exelis	455,175
9,800	General Dynamics	1,369,648
12,500	Honeywell International	1,201,500
2,500	Hubbell Class B	283,525
12,000	Illinois Tool Works	1,092,600
3,100	Kla-Tencor	245,365
9,500	Lincoln Electric Holdings	688,560
6,800	Lockheed Martin	1,295,876
7,200	Northrop Grumman	993,312
3,500	Parker Hannifin	444,605
9,600	Raytheon	997,248
2,200	Rockwell Collins	185,130
8,000	Toro	493,840
6,200	Union Pacific	721,990
1,416	Vectrus (1)	34,607
900	WW Grainger	222,120
		16,458,491
	Information Technology — 10.1%
17,800	Apple	1,922,400
9,200	Broadcom Class A	385,296
28,700	Brocade Communications Systems	307,951
20,000	CA	581,200
68,400	Cisco Systems	1,673,748
5,100	Cognizant Technology Solutions Class A (1)	249,135
3,800	Corning	77,634
6,300	Dolby Laboratories Class A	264,096
6,700	Ebix	98,825
33,600	EMC	965,328
2,500	F5 Networks (1)	307,450
700	Google Class A (1)	397,509
500	Google Class C (1)	279,540
5,000	Harris	348,000
33,100	Hewlett-Packard	1,187,628
58,300	Intel	1,982,783
4,700	International Business Machines	772,680
3,200	Kulicke & Soffa Industries (1)	46,144
9,100	Lexmark International Class A	392,756
5,400	Linear Technology	231,336
16,400	Maxim Integrated Products	481,176
39,600	Microsoft	1,859,220
12,200	NetApp	522,160
13,600	NeuStar Class A (1)	359,176
39,400	Oracle	1,538,570
12,300	Paychex	577,362
4,900	Plantronics	254,163
20,300	QUALCOMM	1,593,753
8,600	Rockwell Automation	966,210
9,200	SolarWinds (1)	437,460
1,100	Syntel (1)	95,271
1,700	Tech Data (1)	101,524
10,800	Teradata (1)	457,056
20,900	Texas Instruments	1,037,894
7,500	Western Digital	737,775
12,400	Xilinx	551,552
		24,041,761
	Materials — 0.8%
6,100	Albemarle	356,118
2,100	CF Industries Holdings	546,000
3,200	Energizer Holdings	392,480
2,200	Schweitzer-Mauduit International	94,732
1,500	Terra Nitrogen LP	211,980
2,400	Valmont Industries	326,808
		1,928,118
	Telecommunication Services — 0.6%
26,600	AT&T	926,744

The accompanying notes are an integral part of the financial statements.

Shares		Value $

14,000	Inteliquent	235,620
5,900	Verizon Communications	296,475
		1,458,839
	Utilities — 0.0%
26,000	Alaska Communications Systems Group (1)	35,100

	Total United States	105,488,619
	TOTAL COMMON STOCK (Cost $217,853,467)	235,626,609

	PREFERRED STOCK — 0.6%
	Brazil — 0.6%
34,364	AES Tiete	259,474
69,200	Vale Class A	601,824
64,800	Vale Class B ADR	567,648
	TOTAL PREFERRED STOCK (Cost $1,917,787)	1,428,946

	INVESTMENT COMPANY — 0.2%
	Switzerland — 0.2%
2,522	BB Biotech (1) (Cost $367,989)	533,941

	WARRANTS (1) — 0.0%
	Hong Kong — 0.0%
4,500	Sun Hung Kai Properties Expires 04/22/16 (Cost $—)	9,772

	TOTAL INVESTMENTS — 99.3% (Cost $220,139,243)	237,599,268

	OTHER ASSETS LESS LIABILITIES — 0.7%	1,734,960

	NET ASSETS — 100%	$239,334,228

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(3)	Security considered illiquid. On October 31, 2014 the value of the securities amounted to $91,520, representing 0.04% of the total net assets of the Fund.

The accompanying notes are an integral part of the financial statements.

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2014, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Northern Trust Company	11/19/14	JPY	170,175,000	USD	1,590,230	$75,036
Standard Chartered	11/19/14	JPY	95,614,000	USD	854,243	2,920
Westpac Banking	11/5/2014	USD	2,681,000	AUD	2,383,556	(24,433)
Westpac Banking	11/5/14-12/3/14	AUD	5,362,000	USD	4,728,399	14,735
						$68,258

ADR — American Depositary Receipt

AUD — Australian Dollar

GDR — Global Depositary Receipt

JPY — Japanese Yen

LP — Limited Partnership

NASDAQ — National Association of Securities Dealers Automated Quotations

NVDR — Non Voting Depository Receipt

REIT — Real Estate Investment Trust

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2014, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3 (2)	Total
Common Stock (1)
Australia	$7,995,545	$—	$—	$7,995,545
Austria	878,969	—	—	878,969
Belgium	712,122	—	—	712,122
Bermuda	2,668,178	—	—	2,668,178
Brazil	2,395,351	—	—	2,395,351
British Virgin Islands	186,834	—	—	186,834
Cambodia	263,990	—	—	263,990
Canada	3,353,030	—	—	3,353,030
Chile	82,683	—	—	82,683
China	2,907,635	—	91,520	2,999,155
Czech Republic	480,413	—	—	480,413
Denmark	1,099,931	—	—	1,099,931
Finland	2,794,413	—	—	2,794,413
France	4,073,732	—	—	4,073,732
Gabon	125,978	—	—	125,978
Germany	2,362,032	—	—	2,362,032
Greece	57,391	—	—	57,391
Hong Kong	8,322,914	—	—	8,322,914
Indonesia	1,554,752	—	—	1,554,752
Ireland	1,276,270	—	—	1,276,270
Israel	274,725	1,597,590	—	1,872,315
Italy	1,959,989	—	—	1,959,989
Japan	23,329,810	—	—	23,329,810
Kazakhstan	414,341	—	—	414,341
Liechtenstein	10,119	—	—	10,119
Malaysia	142,307	—	—	142,307
Mexico	367,015	—	—	367,015
Netherlands	872,590	—	—	872,590
Norway	2,807,302	—	—	2,807,302
Panama	479,372	—	—	479,372
Poland	1,294,175	—	—	1,294,175
Puerto Rico	101,844	—	—	101,844
Russia	2,842,611	—	—	2,842,611
Singapore	408,196	—	—	408,196
South Africa	5,706,836	—	—	5,706,836
South Korea	3,899,649	—	—	3,899,649
Spain	139,786	—	—	139,786
Sweden	3,930,790	—	—	3,930,790
Switzerland	4,245,666	—	—	4,245,666
Taiwan	2,288,972	—	—	2,288,972
Thailand	2,890,645	—	—	2,890,645
Turkey	443,523	—	—	443,523
United Kingdom	26,006,454	—	—	26,006,454
United States
Consumer Discretionary	9,279,179	—	—	9,279,179
Consumer Staples	5,761,338	—	—	5,761,338
Energy	9,088,686	—	—	9,088,686
Financials	14,424,414	—	—	14,424,414
Healthcare	23,012,693	—	—	23,012,693
Industrials	16,458,491	—	—	16,458,491
Information Technology	24,041,761	—	—	24,041,761
Materials	1,928,118	—	—	1,928,118
Telecommunication Services	1,458,839	—	—	1,458,839
Utilities	35,100	—	—	35,100
	105,488,619	—	—	105,488,619
Total Common Stock	$233,937,499	$1,597,590	$91,520	$235,626,609

Preferred Stock
Brazil	1,428,946	—	—	1,428,946
Total Preferred Stock	1,428,946	—	—	1,428,946

Investment Company
Switzerland	533,941	—	—	533,941
Total Investment Company	533,941	—	—	533,941

Warrants
Hong Kong	9,772	—	—	9,772
Total Warrants	9,772	—	—	9,772

Total Investments in Securities	$235,910,158	$1,597,590	$91,520	$237,599,268

The accompanying notes are an integral part of the financial statements.

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards — Unrealized Appreciation	$—	$92,691	$—	$92,691
Forwards — Unrealized Depreciation	—	(24,433)	—	(24,433)
Total Other Financial Instruments	$—	$68,258	$—	$68,258

(1)                                 Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning of the period.  As of October 31, 2014, the Fund had securities with a total value of $1,597,590 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange. Additionally, the Fund had securities with a total value of $91,520 transfer from Level 1 to Level 3. The changes occurred due to a halt in trading of these securities.

(2)                                 A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Assets and Liabilities

October 31, 2014

	North American Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund
ASSETS
Investments in securities, at value — Note 2	$802,129,571	$134,236,360	$62,770,880
Cash	2,730,082	4,809,557	2,395,786
Foreign currency	—	4	—
Receivable for securities sold	10,757,333	3,217,164	1,049,283
Dividends receivable	774,065	20,052	12,562
Tax reclaims receivable	—	—	—
Receivable for Fund shares sold	164,016	14,436	7,867
Prepaid expenses	12,543	13,244	8,583
Due from Investment Advisor — Note 3	—	—	16,702
Unrealized appreciation on spot foreign currency contracts	2,663	—	—
Unrealized appreciation on forward foreign currency contracts	281,106	—	—
Initial margin for futures contracts	—	—	—
Variation margin receivable	—	—	—
TOTAL ASSETS	816,851,379	142,310,817	66,261,663
LIABILITIES
Payable for securities purchased	10,199,744	2,384,126	513,364
Unrealized depreciation on spot foreign currency contracts	965	—	—
Accrued foreign capital gains tax on appreciated securities	—	—	—
Unrealized depreciation on forward foreign currency contracts	155,466	—	—
Payable for Fund shares redeemed	8,547	26,703	30,515
Investment Advisory fees payable — Note 3	163,975	112,474	53,197
Audit fees payable	29,282	29,420	29,754
Legal fees payable	29,195	10,874	8,802
Sub-administration fees payable — Note 3	8,528	8,744	4,136
Trustees’ fees and expenses payable — Note 6	824	307	248
Distribution fees payable, Advisor Shares — Note 3	96	893	4,216
Shareholder service fees payable, Advisor Shares — Note 3	—	69	—
Shareholder service fees payable, Institutional Service Shares — Note 3	—	—	—
Accrued expenses and other liabilities	44,124	26,083	21,362
TOTAL LIABILITIES	10,640,746	2,599,693	665,594
NET ASSETS	$806,210,633	$139,711,124	$65,596,069
Cost of securities	$585,887,605	$102,769,262	$48,154,232
Cost of foreign currency	$—	$4	$—
NET ASSETS
Capital paid-in	$552,768,146	$93,397,561	$41,715,334
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	11,574,953	(193,002)	(7,433)
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	25,500,135	15,039,467	9,271,520
Accumulated foreign capital gains tax on appreciated securities	—	—	—
Net unrealized appreciation (depreciation) on investments	216,241,966	31,467,098	14,616,648
Net unrealized appreciation (depreciation) on futures, forward foreign currency contracts and foreign currency translations	125,433	—	—
NET ASSETS	$806,210,633	$139,711,124	$65,596,069
Net Assets:
Investor/Institutional Shares*	$805,905,429	$138,855,296	$59,840,347
Advisor/Institutional Service Shares*	$305,204	$855,828	$5,755,722
Total shares outstanding end of year:
Investor/Institutional Shares*	52,260,481	5,075,605	4,309,618
Advisor/Institutional Service Shares*	19,879	32,099	424,445
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
Investor/Institutional Shares*	$15.42	$27.36	$13.89
Advisor/Institutional Service Shares*	$15.35	$26.66	$13.56

*Institutional Shares and Institutional Service Shares pertain only to the Global Multi-Cap Equity Fund.

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	Emerging Markets Multi-Cap Equity Fund	International Alpha Fund	International Multi- Cap Value Fund	Global Multi-Cap Equity Fund

ASSETS
Investments in securities, at value — Note 2	$1,246,672,594	$26,886,026	$181,652,756	$233,883,634	$237,599,268
Cash	11,949,794	1,100,942	236,144	3,134,272	906,354
Foreign currency	25,891	21,736	22	169,391	304,318
Receivable for securities sold	8,520,175	—	5,365,630	143,868	826,518
Dividends receivable	815,603	29,097	282,239	528,839	350,460
Tax reclaims receivable	10,116	2,200	233,458	136,117	59,042
Receivable for Fund shares sold	1,582,854	—	58,460	4,305,522	129,267
Prepaid expenses	33,208	7,397	15,157	28,270	37,150
Due from Investment Advisor — Note 3	120,137	26,216	10,250	37,556	28,718
Unrealized appreciation on spot foreign currency contracts	5,296	—	13,958	1,314	6,705
Unrealized appreciation on forward foreign currency contracts	—	—	—	418,700	92,691
Initial margin for futures contracts	—	52,965	—	104,000	—
Variation margin receivable	—	35,631	—	44,850	—
TOTAL ASSETS	1,269,735,668	28,162,210	187,868,074	242,936,333	240,340,491
LIABILITIES
Payable for securities purchased	6,350,780	—	4,215,304	25,085	587,860
Unrealized depreciation on spot foreign currency contracts	807	—	10,672	142	3,975
Accrued foreign capital gains tax on appreciated securities	2,600,288	18,990	11,295	44,504	32,298
Unrealized depreciation on forward foreign currency contracts	—	—	—	17,259	24,433
Payable for Fund shares redeemed	516,831	—	69,562	3,964,477	113,308
Investment Advisory fees payable — Note 3	1,045,448	23,330	122,137	158,682	107,661
Audit fees payable	25,538	36,325	32,654	36,757	35,588
Legal fees payable	43,670	7,776	12,385	13,761	15,339
Sub-administration fees payable — Note 3	81,275	1,814	11,869	15,420	15,218
Trustees’ fees and expenses payable — Note 6	1,230	219	349	—	435
Distribution fees payable, Advisor Shares — Note 3	159,371	208	17,959	76,587	—
Shareholder service fees payable, Advisor Shares — Note 3	—	—	2,123	2,035	—
Shareholder service fees payable, Institutional Service Shares — Note 3	—	—	—	—	8,066
Accrued expenses and other liabilities	292,080	44,602	32,890	92,614	62,082
TOTAL LIABILITIES	11,117,318	133,264	4,539,199	4,447,323	1,006,263
NET ASSETS	$1,258,618,350	$28,028,946	$183,328,875	$238,489,010	$239,334,228
Cost of securities	$1,128,411,034	$26,376,763	$171,022,539	$235,858,185	$220,139,243
Cost of foreign currency	$25,994	$22,009	$23	$170,825	$305,121
NET ASSETS
Capital paid-in	$1,201,856,087	$26,338,043	$165,895,234	$234,648,278	$202,072,873
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	8,897,026	10,910	4,317,828	32,599	6,019,238
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(67,787,499)	1,126,845	2,517,104	5,351,071	13,757,763
Accumulated foreign capital gains tax on appreciated securities	(2,600,288)	(18,990)	(11,295)	(44,504)	(32,298)
Net unrealized appreciation (depreciation) on investments	118,261,560	509,263	10,630,217	(1,974,551)	17,460,025
Net unrealized appreciation (depreciation) on futures, forward foreign currency contracts and foreign currency translations	(8,536)	62,875	(20,213)	476,117	56,627
NET ASSETS	$1,258,618,350	$28,028,946	$183,328,875	$238,489,010	$239,334,228
Net Assets:
Investor/Institutional Shares*	$1,135,896,609	$26,864,659	$98,854,755	$213,991,244	$140,603,572
Advisor/Institutional Service Shares*	$122,721,741	$1,164,287	$84,474,120	$24,497,766	$98,730,656
Total shares outstanding end of year:
Investor/Institutional Shares*	84,772,941	2,461,914	8,333,914	22,623,696	10,507,336
Advisor/Institutional Service Shares*	9,203,268	106,731	7,082,627	2,588,646	7,390,157
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
Investor/Institutional Shares*	$13.40	$10.91	$11.86	$9.46	$13.38
Advisor/Institutional Service Shares*	$13.33	$10.91	$11.93	$9.46	$13.36

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Operations

For the Year October 31, 2014

	North American Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund
INVESTMENT INCOME
Dividend income	$15,917,329	$1,567,623	$697,959
Foreign taxes withheld	(82,194)	(1,609)	(724)

TOTAL INCOME	15,835,135	1,566,014	697,235
EXPENSES
Investment Advisory fees — Note 3	1,871,210	1,418,174	664,662
Sub-administration fees — Note 3	97,313	110,555	51,825
Trustees fees and expenses — Note 6	26,322	10,326	8,289
Distribution fees, Advisor Shares — Note 3	932	2,579	15,713
Shareholder Service fees, Advisor Shares — Note 3	—	1,032	—
Shareholder Service fees, Institutional Service Shares — Note 3	—	—	—
Transfer agent fees	86,581	67,661	65,251
Legal fees	58,475	22,318	18,040
Custodian fees	44,240	17,262	12,712
Registration fees	43,107	32,607	33,070
Audit fees	38,496	33,639	33,236
Insurance	32,563	13,336	11,227
Printing	32,077	21,684	11,439
Pricing fees	8,192	2,783	2,251
Other	25,333	9,906	8,228

TOTAL EXPENSES	2,364,841	1,763,862	935,943

Expenses waived by Investment Advisor — Note 3	—	—	(219,564)

Reimbursement from Investment Advisor	—	—	—

Custody Offset — Note 2	(13,328)	(6,634)	(2,761)

NET EXPENSES	2,351,513	1,757,228	713,618

NET INVESTMENT INCOME (LOSS)	13,483,622	(191,214)	(16,383)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain (loss) on investments sold	37,109,137	16,614,710	11,355,836
Net realized gain on futures	2,774,110	26,116	—
Net realized gain (loss) on foreign currency transactions	943,361	(28)	338
Net realized gain (loss) on investments, futures and foreign currency transactions	40,826,608	16,640,798	11,356,174
Change in unrealized appreciation (depreciation) on investments	55,622,197	(3,610,874)	(3,309,196)
Change in unrealized appreciation (depreciation) on futures	(765,993)	—	—
Change in accumulated foreign capital gains tax on appreciated securities	—	—	—
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(32,343)	—	—
Net change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciatied securities, forward foreign currency contracts and foreign currency translations	54,823,861	(3,610,874)	(3,309,196)
NET REALIZED AND UNREALIZED GAIN (LOSS)	95,650,469	13,029,924	8,046,978

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$109,134,091	$12,838,710	$8,030,595

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	Emerging Markets Multi- Cap Equity Fund	International Alpha Fund	International Multi-Cap Value Fund	Global Multi- Cap Equity Fund
INVESTMENT INCOME
Dividend income	$26,764,017	$910,619	$7,064,196	$8,547,688	$8,704,387
Foreign taxes withheld	(2,832,357)	(91,202)	(514,259)	(821,699)	(535,670)

TOTAL INCOME	23,931,660	819,417	6,549,937	7,725,989	8,168,717
EXPENSES
Investment Advisory fees — Note 3	11,321,972	239,446	1,554,490	1,607,611	1,399,880
Sub-administration fees — Note 3	881,983	18,652	151,451	156,511	198,266
Trustees fees and expenses — Note 6	35,917	7,086	11,721	11,435	13,089
Distribution fees, Advisor Shares — Note 3	434,100	2,851	241,320	113,077	—
Shareholder Service fees, Advisor Shares — Note 3	—	—	28,958	45,230	—
Shareholder Service fees, Institutional Service Shares — Note 3	—	—	—	—	79,260
Transfer agent fees	749,005	63,967	69,324	70,521	71,839
Legal fees	82,922	15,786	26,695	27,008	30,739
Custodian fees	690,867	103,472	33,396	169,061	138,127
Registration fees	185,730	35,341	30,712	62,956	42,390
Audit fees	58,255	41,463	49,096	40,934	38,722
Insurance	41,557	6,948	14,175	12,805	14,330
Printing	163,667	9,182	34,479	21,942	28,642
Pricing fees	15,130	20,170	6,778	86,382	64,384
Other	36,936	12,652	11,431	45,006	27,384

TOTAL EXPENSES	14,698,041	577,016	2,264,026	2,470,479	2,147,052

Expenses waived by Investment Advisor — Note 3	(176,600)	(239,446)	(146,448)	(398,076)	(281,800)

Reimbursement from Investment Advisor	—	(34,565)	—	—	—

Custody Offset — Note 2	(10,628)	(830)	(1,047)	(4,958)	(4,279)

NET EXPENSES	14,510,813	302,175	2,116,531	2,067,445	1,860,973

NET INVESTMENT INCOME (LOSS)	9,420,847	517,242	4,433,406	5,658,544	6,307,744

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain (loss) on investments sold	(27,303,575)	954,441	9,372,908	7,384,905	14,482,046
Net realized gain on futures	—	204,819	—	37,495	416,453
Net realized gain (loss) on foreign currency transactions	(522,557)	69,024	(115,465)	653,877	178,675
Net realized gain (loss) on investments, futures and foreign currency transactions	(27,826,132)	1,228,284	9,257,443	8,076,277	15,077,174
Change in unrealized appreciation (depreciation) on investments	4,245,883	(1,550,081)	(12,724,009)	(14,539,092)	(1,342,289)
Change in unrealized appreciation (depreciation) on futures	—	61,854	—	12,827	—
Change in accumulated foreign capital gains tax on appreciated securities	(1,123,997)	(13,461)	65,350	(35,792)	(23,883)
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(15,302)	(6,893)	(26,581)	333,257	(8,234)
Net change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciatied securities, forward foreign currency contracts and foreign currency translations	3,106,584	(1,508,581)	(12,685,240)	(14,228,800)	(1,374,406)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(24,719,548)	(280,297)	(3,427,797)	(6,152,523)	13,702,768

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,298,701)	$236,945	$1,005,609	$(493,979)	$20,010,512

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Year Ended October 31,

	North American Equity Fund
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$13,483,622	$12,141,344
Net realized gain (loss) on investments, futures and foreign currency transactions	40,826,608	29,292,742
Net Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	54,823,861	105,270,813
Net increase (decrease) in net assets resulting from operations	109,134,091	146,704,899
Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(12,930,124)	(10,701,897)
Advisor Shares	(3,180)	(3,129)
Net realized gains:
Investor Shares	—	—
Advisor Shares	—	—
Total dividends and distributions	(12,933,304)	(10,705,026)
Share Transactions:
Investor Shares:
Sales of shares	15,607,439	43,539,063
Reinvestment of distributions	11,581,542	9,189,287
Redemption of shares	(10,658,690)	(37,197,901)
Redemption fees - Note 5	—	—
Total increase (decrease) from Investor Share transactions	16,530,291	15,530,449
Advisor Shares:
Sales of shares	225,753	33,808
Reinvestment of distributions	3,132	3,090
Redemption of shares	(161,071)	(66,444)
Redemption fees - Note 5	—	—
Total increase (decrease) from Advisor Share transactions	67,814	(29,546)
Net increase (decrease) in net assets from share transactions	16,598,105	15,500,903
Total increase (decrease) in net assets	112,798,892	151,500,776
Net Assets
Beginning of year	693,411,741	541,910,965
End of year	$806,210,633	$693,411,741
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$11,574,953	$10,085,462

The accompanying notes are an integral part of the financial statements.

	U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund		Emerging Market Equity Fund
	2014	2013	2014	2013	2014	2013
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$(191,214)	$56,603	$(16,383)	$(2,600)	$9,420,847	$8,899,121
Net realized gain (loss) on investments, futures and foreign currency transactions	16,640,798	24,893,905	11,356,174	20,610,191	(27,826,132)	(18,966,374)
Net Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	(3,610,874)	14,314,231	(3,309,196)	3,962,856	3,106,584	75,251,052
Net increase (decrease) in net assets resulting from operations	12,838,710	39,264,739	8,030,595	24,570,447	(15,298,701)	65,183,799
Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(51,896)	(73,579)	(52,604)	—	(6,873,950)	(4,079,786)
Advisor Shares	—	—	—	—	(1,174,738)	(1,048,503)
Net realized gains:
Investor Shares	(22,302,517)	(10,255,980)	(13,253,562)	(6,033,970)	—	—
Advisor Shares	(173,626)	(112,138)	(1,362,150)	(358,780)	—	—
Total dividends and distributions	(22,528,039)	(10,441,697)	(14,668,316)	(6,392,750)	(8,048,688)	(5,128,289)
Share Transactions:
Investor Shares:
Sales of shares	6,897,741	5,579,562	8,575,467	4,587,898	536,082,752	470,423,823
Reinvestment of distributions	21,645,271	9,934,734	9,230,370	3,350,149	4,975,960	3,466,280
Redemption of shares	(23,592,725)	(33,315,343)	(19,836,764)	(68,180,596)	(226,215,757)	(117,849,864)
Redemption fees - Note 5	831	600	—	2,222	14,835	18,825
Total increase (decrease) from Investor Share transactions	4,951,118	(17,800,447)	(2,030,927)	(60,240,327)	314,857,790	356,059,064
Advisor Shares:
Sales of shares	3,701	18,700	482,616	824,272	72,431,449	115,583,890
Reinvestment of distributions	168,041	109,774	1,348,526	346,541	1,148,522	1,023,878
Redemption of shares	(366,055)	(751,746)	(2,222,736)	(1,797,099)	(156,442,115)	(73,373,581)
Redemption fees - Note 5	—	—	94	1,139	13,429	54,812
Total increase (decrease) from Advisor Share transactions	(194,313)	(623,272)	(391,500)	(625,147)	(82,848,715)	43,288,999
Net increase (decrease) in net assets from share transactions	4,756,805	(18,423,719)	(2,422,427)	(60,865,474)	232,009,075	399,348,063
Total increase (decrease) in net assets	(4,932,524)	10,399,323	(9,060,148)	(42,687,777)	208,661,686	459,403,573
Net Assets
Beginning of year	144,643,648	134,244,325	74,656,217	117,343,994	1,049,956,664	590,553,091
End of year	$139,711,124	$144,643,648	$65,596,069	$74,656,217	$1,258,618,350	$1,049,956,664
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$(193,002)	$30,418	$(7,433)	$43,748	$8,897,026	$8,047,424

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Year or Period Ended October 31,

	Emerging Markets Multi-Cap Equity Fund
	2014	2013(a)
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$517,242	$180,523
Net realized gain on investments, futures and foreign currency transactions	1,228,284	604,018
Net Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	(1,508,581)	2,061,729
Net increase (decrease) in net assets resulting from operations	236,945	2,846,270
Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(578,055)	(126,540)
Advisor Shares	(25,747)	(5,970)
Institutional Class Shares	—	—
Institutional Service Class Shares	—	—
Net realized gains:
Investor Shares	(623,200)	—
Advisor Shares	(32,800)	—
Institutional Class Shares	—	—
Institutional Service Class Shares	—	—
Total dividends and distributions	(1,259,802)	(132,510)
Share Transactions:
Investor Shares:
Sales of shares	6,201,529	19,000,000
Reinvestment of distributions	64,105	—
Redemption of shares	—	—
Redemption fees - Note 5	—	—
Total increase from Investor Share transactions	6,265,634	19,000,000
Advisor Shares:
Sales of shares	71,139	1,000,000
Reinvestment of distributions	1,367	—
Redemption of shares	(97)	—
Redemption fees - Note 5	—	—
Total increase (decrease) from Advisor Share transactions	72,409	1,000,000
Institutional Class Shares:
Sales of shares	—	—
Reinvestment of distributions	—	—
Redemption of shares	—	—
Redemption fees - Note 5	—	—
Total increase (decrease) from Institutional Class Share transactions	—	—
Institutional Service Class Shares:
Sales of shares	—	—
Reinvestment of distributions	—	—
Redemption of shares	—	—
Total increase from Institutional Service Class Share transactions	—	—
Net increase (decrease) in net assets from share transactions	6,338,043	20,000,000
Total increase (decrease) in net assets	5,315,186	22,713,760
Net Assets
Beginning of year	22,713,760	—
End of year	$28,028,946	$22,713,760
Undistributed net investment income	$10,910	$7,448

(a) Fund commenced investment activities on June 25, 2013.

The accompanying notes are an integral part of the financial statements.

	International Alpha Fund		International Multi-Cap Value Fund		Global Multi-Cap Equity Fund
	2014	2013	2014	2013	2014	2013
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$4,433,406	$2,112,002	$5,658,544	$2,555,588	$6,307,744	$2,752,150
Net realized gain on investments, futures and foreign currency transactions	9,257,443	4,291,932	8,076,277	9,043,950	15,077,174	8,375,728
Net Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	(12,685,240)	20,664,458	(14,228,800)	10,290,526	(1,374,406)	14,646,429
Net increase (decrease) in net assets resulting from operations	1,005,609	27,068,392	(493,979)	21,890,064	20,010,512	25,774,307
Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(1,122,653)	(716,988)	(5,633,375)	(2,929,829)	—	—
Advisor Shares	(958,840)	(32,268)	(1,598,816)	(721,255)	—	—
Institutional Class Shares	—	—	—	—	(1,961,339)	(699,012)
Institutional Service Class Shares	—	—	—	—	(390,200)	(16,172)
Net realized gains:
Investor Shares	(749,210)	—	(5,442,930)	—	—	—
Advisor Shares	(795,195)	—	(2,192,925)	—	—	—
Institutional Class Shares	—	—	—	—	(7,642,413)	—
Institutional Service Class Shares	—	—	—	—	(1,576,250)	—
Total dividends and distributions	(3,625,898)	(749,256)	(14,868,046)	(3,651,084)	(11,570,202)	(715,184)
Share Transactions:
Investor Shares:
Sales of shares	24,410,388	26,030,400	154,380,267	52,529,879	—	—
Reinvestment of distributions	859,110	297,513	4,431,522	689,385	—	—
Redemption of shares	(22,107,934)	(11,035,919)	(36,586,667)	(18,457,144)	—	—
Redemption fees - Note 5	940	771	15,592	2,008	—	—
Total increase from Investor Share transactions	3,162,504	15,292,765	122,240,714	34,764,128	—	—
Advisor Shares:
Sales of shares	2,535,860	99,885,412	29,131,269	30,931,682	—	—
Reinvestment of distributions	1,740,815	29,673	3,610,521	688,317	—	—
Redemption of shares	(19,830,493)	(13,034,798)	(45,140,231)	(6,727,853)	—	—
Redemption fees - Note 5	35	362	6,711	21,105	—	—
Total increase (decrease) from Advisor Share transactions	(15,553,783)	86,880,649	(12,391,730)	24,913,251	—	—
Institutional Class Shares:
Sales of shares	—	—	—	—	51,740,655	68,945,851
Reinvestment of distributions	—	—	—	—	6,351,798	479,705
Redemption of shares	—	—	—	—	(74,289,362)	(18,122,409)
Redemption fees - Note 5	—	—	—	—	2,885	1,090
Total increase (decrease) from Institutional Class Share transactions	—	—	—	—	(16,194,024)	51,304,237
Institutional Service Class Shares:
Sales of shares	—	—	—	—	89,979,772	27,246,539
Reinvestment of distributions	—	—	—	—	1,512,837	15,742
Redemption of shares	—	—	—	—	(26,351,297)	(56,531)
Total increase from Institutional Service Class Share transactions	—	—	—	—	65,141,312	27,205,750
Net increase (decrease) in net assets from share transactions	(12,391,279)	102,173,414	109,848,984	59,677,379	48,947,288	78,509,987
Total increase (decrease) in net assets	(15,011,568)	128,492,550	94,486,959	77,916,359	57,387,598	103,569,110
Net Assets
Beginning of year	198,340,443	69,847,893	144,002,051	66,085,692	181,946,630	78,377,520
End of year	$183,328,875	$198,340,443	$238,489,010	$144,002,051	$239,334,228	$181,946,630
Undistributed net investment income	$4,317,828	$2,081,380	$32,599	$489,099	$6,019,238	$1,527,298

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights

For the Years Ended October 31,

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
North American Equity Fund
Investor Shares
2014	$13.57	$0.27		$1.83		$2.10	$(0.25)	$—	$(0.25)
2013	10.92	0.24		2.63		2.87	(0.22)	—	(0.22)
2012	9.76	0.18		1.13		1.31	(0.15)	—	(0.15)
2011	9.20	0.18		0.53		0.71	(0.15)	—	(0.15)
2010	8.09	0.13		1.13		1.26	(0.15)	—	(0.15)
Advisor Shares
2014	$13.51	$0.23		$1.82		$2.05	$(0.21)	$—	$(0.21)
2013	10.87	0.20		2.62		2.82	(0.18)	—	(0.18)
2012	9.73	0.15		1.10		1.25	(0.11)	—	(0.11)
2011	9.17	0.17		0.51		0.68	(0.12)	—	(0.12)
2010	8.07	0.11		1.11		1.22	(0.12)	—	(0.12)
U.S. Opportunities Fund
Investor Shares
2014	$29.65	$(0.04	)(1)	$2.40	†	$2.36	$(0.01)	$(4.64)	$(4.65)
2013	24.20	0.01	(1)	7.36	†	7.37	(0.01)	(1.91)	(1.92)
2012	22.77	(0.03	)(1)	2.24	†	2.21	—	(0.78)	(0.78)
2011	21.94	(0.09	)(1)	0.92	†	0.83	—	—	—
2010	18.15	(0.11	)(1)	3.90	†	3.79	—	—	—
Advisor Shares
2014	$29.09	$(0.13	)(1)	$2.34		$2.21	$—	$(4.64)	$(4.64)
2013	23.84	(0.04	)(1)	7.20		7.16	—	(1.91)	(1.91)
2012	22.49	(0.08	)(1)	2.21		2.13	—	(0.78)	(0.78)
2011	21.73	(0.15	)(1)	0.91		0.76	—	—	—
2010	18.01	(0.15	)(1)	3.87		3.72	—	—	—
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2014	$15.39	$—	(1)(b)	$1.61		$1.61	$(0.01)	$(3.10)	$(3.11)
2013	12.33	—	(1)(b)	3.81	†	3.81	—	(0.75)	(0.75)
2012	11.56	—	(1)(b)	0.96	†	0.96	(0.03)	(0.16)	(0.19)
2011	11.23	0.03	(1)	0.56	†	0.59	—	(0.26)	(0.26)
2010	9.37	(0.01	)(1)	1.87	†	1.86	—	—	—
Advisor Shares
2014	$15.12	$(0.03	)(1)	$1.57	†	$1.54	$—	$(3.10)	$(3.10)
2013	12.15	(0.04	)(1)	3.76	†	3.72	—	(0.75)	(0.75)
2012	11.40	(0.03	)(1)	0.94	†	0.91	—	(0.16)	(0.16)
2011	11.11	—	(1)(b)	0.55	†	0.55	—	(0.26)	(0.26)
2010	9.29	(0.04	)(1)	1.86	†	1.82	—	—	—

†	Includes redemption fees. Amount was less than $0.01 per share.
(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Amount was less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
North American Equity Fund
Investor Shares
2014	$15.42	15.75%	$805,906	0.31%	0.31%	1.80%	48%
2013	13.57	26.76	693,207	0.33	0.33	1.96	31
2012	10.92	13.59	541,720	0.36	0.36	1.81	37
2011	9.76	7.70	513,589	0.37	0.37	1.63	72
2010	9.20	15.68	489,133	0.39	0.39	1.76	88
Advisor Shares
2014	$15.35	15.38%	$305	0.66%	0.66%	1.45%	48%
2013	13.51	26.35	205	0.68	0.68	1.64	31
2012	10.87	13.04	191	0.71	0.71	1.46	37
2011	9.73	7.43	169	0.72	0.72	1.27	72
2010	9.17	15.27	170	0.74	0.74	1.41	88
U.S. Opportunities Fund
Investor Shares
2014	$27.36	9.57%	$138,855	1.24%	1.24%	(0.13)%	66%
2013	29.65	33.03	143,507	1.26	1.26	0.04	74
2012	24.20	10.00	132,715	1.32	1.32	(0.11)	69
2011	22.77	3.78	149,941	1.29	1.29	(0.39)	91
2010	21.94	20.88	173,625	1.33	1.33	(0.52)	57
Advisor Shares
2014	$26.66	9.17%	$856	1.59%	1.59%	(0.48)%	66%
2013	29.09	32.58	1,137	1.57	1.57	(0.16)	74
2012	23.84	9.76	1,530	1.57	1.57	(0.35)	69
2011	22.49	3.50	2,732	1.54	1.54	(0.65)	91
2010	21.73	20.66	2,957	1.58	1.58	(0.77)	57
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2014	$13.89	12.97%	$59,840	1.05%	1.38%	0.00%	62%
2013	15.39	32.80	67,890	1.05	1.35	0.02	72
2012	12.33	8.41	111,332	1.05	1.27	0.02	76
2011	11.56	5.21	209,199	1.05	1.25	0.21	100
2010	11.23	19.85	111,939	1.05	1.52	(0.13)	122
Advisor Shares
2014	$13.56	12.65%	$5,756	1.30%	1.63%	(0.25)%	62%
2013	15.12	32.52	6,766	1.30	1.59	(0.27)	72
2012	12.15	8.07	6,012	1.30	1.53	(0.24)	76
2011	11.40	4.90	6,974	1.30	1.52	0.00	100
2010	11.11	19.59	9,793	1.30	1.77	(0.38)	122

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights

For the Years or Period Ended October 31,

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
Emerging Market Equity Fund
Investor Shares
2014	$13.76	$0.12	(1)	$(0.36	)†	$(0.24)	$(0.12)	$—	$(0.12)
2013	12.91	0.15	(1)	0.81	†	0.96	(0.11)	—	(0.11)
2012	12.29	0.15	(1)	0.66	†	0.81	(0.12)	(0.07)	(0.19)
2011	13.42	0.18	(1)	(1.21	)†	(1.03)	(0.06)	(0.04)	(0.10)
2010	11.34	0.10	(1)	2.04	†	2.14	(0.06)	—	(0.06)
Advisor Shares
2014	$13.70	$0.08	(1)	$(0.37	)†	$(0.29)	$(0.08)	$—	$(0.08)
2013	12.85	0.11	(1)	0.83	†	0.94	(0.09)	—	(0.09)
2012	12.23	0.10	(1)	0.69	†	0.79	(0.10)	(0.07)	(0.17)
2011	13.36	0.14	(1)	(1.19	)†	(1.05)	(0.04)	(0.04)	(0.08)
2010	11.32	0.08	(1)	2.02	†	2.10	(0.06)	—	(0.06)
Emerging Markets Multi-Cap Equity Fund
Investor Shares
2014	$11.36	$0.24	(1)	$(0.09)		$0.15	$(0.27)	$(0.33)	$(0.60)
2013(b)	10.00	0.09	(1)	1.34		1.43	(0.07)	—	(0.07)
Advisor Shares
2014	$11.35	$0.21	(1)	$(0.08)		$0.13	$(0.24)	$(0.33)	$(0.57)
2013(b)	10.00	0.08	(1)	1.33		1.41	(0.06)	—	(0.06)
International Alpha Fund
Investor Shares
2014	$12.04	$0.29	(1)	$(0.23	)†	$0.06	$(0.14)	$(0.10)	$(0.24)
2013	9.87	0.14	(1)	2.14	†	2.28	(0.11)	—	(0.11)
2012	9.36	0.13	(1)	0.48	†	0.61	(0.10)	—	(0.10)
2011	10.51	0.10	(1)	(1.01	)†	(0.91)	(0.24)	—	(0.24)
2010	9.00	0.08	(1)	1.60	†	1.68	(0.17)	—	(0.17)
Advisor Shares
2014	$12.11	$0.26	(1)	$(0.22	)†	$0.04	$(0.12)	$(0.10)	$(0.22)
2013	9.93	0.17	(1)	2.09	†	2.26	(0.08)	—	(0.08)
2012	9.34	0.09	(1)	0.50	†	0.59	—	—	—
2011	10.47	0.10	(1)	(1.02	)†	(0.92)	(0.21)	—	(0.21)
2010	8.97	0.06	(1)	1.59	†	1.65	(0.15)	—	(0.15)

†	Includes redemption fees. Amount was less than $0.01 per share.
(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Commenced operations on June 25, 2013. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
Emerging Market Equity Fund
Investor Shares
2014	$13.40	(1.77)%	$1,135,896	1.24%	1.26%	0.87%	58%
2013	13.76	7.49	841,841	1.23	1.25	1.16	47
2012	12.91	6.77	437,270	1.25	1.26	1.18	47
2011	12.29	(7.73)	234,258	1.25	1.34	1.34	69
2010	13.42	18.97	152,681	1.25	1.53	0.82	75
Advisor Shares
2014	$13.33	(2.08)%	$122,722	1.49%	1.50%	0.61%	58%
2013	13.70	7.33	208,116	1.48	1.50	0.84	47
2012	12.85	6.57	153,283	1.50	1.51	0.81	47
2011	12.23	(7.95)	95,602	1.50	1.59	1.05	69
2010	13.36	18.60	87,577	1.50	1.81	0.64	75
Emerging Markets Multi-Cap Equity Fund
Investor Shares
2014	$10.91	1.47%	$26,865	1.25%	2.39%	2.17%	96%
2013(b)	11.36	14.28	21,578	1.25	3.42	2.41	40
Advisor Shares
2014	$10.91	1.31%	$1,164	1.50%	2.65%	1.93%	96%
2013(b)	11.35	14.11	1,136	1.50	3.67	2.16	40
International Alpha Fund
Investor Shares
2014	$11.86	0.54%	$98,855	0.95%	1.03%	2.39%	54%
2013	12.04	23.27	97,227	0.95	1.10	1.28	47
2012	9.87	6.67	65,921	1.01	1.46	1.42	63
2011	9.36	(8.87)	44,038	1.15	1.49	0.97	96
2010	10.51	18.90	46,392	1.15	1.63	0.82	101
Advisor Shares
2014	$11.93	0.30%	$84,474	1.23%	1.31%	2.17%	54%
2013	12.11	22.91	101,113	1.23	1.33	1.50	47
2012	9.93	6.32	3,927	1.32	1.78	1.00	63
2011	9.34	(8.97)	4,411	1.40	1.72	0.91	96
2010	10.47	18.61	27,908	1.40	1.89	0.69	101

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights

For the Years or Period Ended October 31,

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
International Multi-Cap Value Fund
Investor Shares
2014	$10.21	$0.28	(1)	$(0.17	)†	$0.11	$(0.36)	$(0.50)	$(0.86)
2013	8.59	0.24	(1)	1.75	†	1.99	(0.37)	—	(0.37)
2012	8.34	0.24	(1)	0.30	†	0.54	(0.29)	—	(0.29)
2011	8.95	0.28	(1)	(0.60)		(0.32)	(0.29)	—	(0.29)
2010	7.91	0.26	(1)	1.05		1.31	(0.27)	—	(0.27)
Advisor Shares
2014	$10.22	$0.26	(1)	$(0.20	)†	$0.06	$(0.32)	$(0.50)	$(0.82)
2013	8.58	0.22	(1)	1.75	††	1.97	(0.33)	—	(0.33)
2012	8.33	0.22	(1)	0.30	†	0.52	(0.27)	—	(0.27)
2011	8.94	0.24	(1)	(0.58	)†	(0.34)	(0.27)	—	(0.27)
2010	7.91	0.24	(1)	1.04	†	1.28	(0.25)	—	(0.25)
Global Multi-Cap Equity Fund
Institutional Class Shares
2014	$13.17	$0.33	(1)	$0.58	†	$0.91	$(0.14)	$(0.56)	$(0.70)
2013	10.70	0.27	(1)	2.29	†	2.56	(0.09)	—	(0.09)
2012(d)	10.07	0.24	(1)	0.75	†	0.99	(0.36)	—	(0.36)
2011(b) (e)	10.00	0.24	(1)	(0.15	)†	0.09	(0.02)	—	(0.02)
Institutional Service Class Shares
2014	$13.15	$0.32	(1)	$0.59		$0.91	$(0.14)	$(0.56)	$(0.70)
2013	10.70	0.24	(1)	2.30		2.54	(0.09)	—	(0.09)
2012(c)	10.74	0.01	(1)	(0.05)		(0.04)	—	—	—

†	Includes redemption fees. Amount was less than $0.01 per share.
††	Includes redemption fees of $0.01 per share.
(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Commenced operations on November 9, 2010. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(c)	Commenced operations on September 28, 2012. All ratios for the period have been annualized, except for the Total Return.
(d)	Per share amounts have been adjusted for a 10 for 1 share split on September 17, 2012. (See Note 14).
(e)	Per share amounts have been restated for a 10 for 1 share split on September 17, 2012. (See Note 14).

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
International Multi-Cap Value Fund
Investor Shares
2014	$9.46	1.15%	$213,991	0.95%	1.14%	2.86%	66%
2013	10.21	23.84	105,501	0.95	1.43	2.58	79
2012	8.59	6.84	56,727	0.98	2.31	2.87	66
2011	8.34	(3.72)	12,245	1.15	3.60	3.14	91
2010	8.95	16.96	11,049	1.15	4.56	3.20	90
Advisor Shares
2014	$9.46	0.67%	$24,498	1.30%	1.51%	2.66%	66%
2013	10.22	23.58	38,501	1.30	1.78	2.32	79
2012	8.58	6.63	9,358	1.32	2.95	2.75	66
2011	8.33	(3.90)	6,767	1.40	3.89	2.73	91
2010	8.94	16.64	2,168	1.40	4.83	2.94	90
Global Multi-Cap Equity Fund
Institutional Class Shares
2014	$13.38	7.40%	$140,603	0.70%	0.81%	2.48%	93%
2013	13.17	24.14	151,997	0.70	0.97	2.30	76
2012(d)	10.70	10.00	78,328	0.70	1.16	2.37	94
2011(b) (e)	10.07	0.93	66,635	0.70	1.40	2.35	90
Institutional Service Class Shares
2014	$13.36	7.37%	$98,731	0.80%	0.91%	2.47%	93%
2013	13.15	23.95	29,950	0.80	1.03	1.97	76
2012(c)	10.70	(0.37)	50	0.80	1.78	0.77	94

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Notes to Financial Statements

October 31, 2014

NOTE 1 — ORGANIZATION

Schroder Global Series Trust (“SGST”) is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares, which are divided into two separate diversified series: Schroder North American Equity Fund and Schroder Global Multi-Cap Equity Fund (each a “Fund” and collectively, the “SGST Funds”).

Schroder Capital Funds (Delaware) (“SCFD”) is an open-end series management investment company registered under the Investment Company Act. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into two separate diversified series: Schroder U.S. Opportunities Fund and Schroder International Alpha Fund (each a “Fund” and collectively, the “SCFD Funds”). On April 18, 2007, Schroder U.S. Opportunities Fund closed to new investors.

Schroder Series Trust (“SST”) is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into nine separate series. Included in this report are Schroder U.S. Small and Mid-Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Multi-Cap Value Fund (each a “Fund”, collectively, the “SST Funds,” and together with the SCFD Funds and the SGST Funds, the “Funds”).  Schroder Emerging Markets Multi-Cap Equity Fund commenced operations on June 25, 2013.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

The following is a summary of significant accounting policies followed by the Funds, which are in conformity with U.S. GAAP:

VALUATION OF INVESTMENTS: Each Fund calculates the net asset value of its classes of shares by dividing the total value of its assets attributable to that class, less its liabilities attributable to that class, by the number of shares of that class that are outstanding. Each Fund values its shares as of the close of trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and asked prices quoted on a principal exchange for the security or from a recognized pricing service (“mid-market price”). Securities not traded on any securities exchange and for which over-the-counter market quotations are readily available generally shall be valued at the most recently reported mid-market price.  Options, including options on indices, traded on a securities exchange or board of trade generally are valued at the last reported sales price. Investments in registered investment companies are priced at each Fund’s daily net asset value. Debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market values for such securities. Such methodologies generally consider such factors as comparable security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the primary and secondary pricing vendors of SST, SGST, or SCFD (the “Trusts”) nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less will normally be valued at their amortized cost, which generally approximates market value. Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Trustees”). The Funds’ Fair Value Procedures are implemented through a Pricing

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2014

Committee (the “Committee”) designated by the Funds’ Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time a Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last trade and the time that a Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund use a third-party fair valuation vendor, which provides a fair value for securities of companies located in countries outside the Western Hemisphere held by the Funds based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Committee also determines a “confidence interval” that will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds will typically value such securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor. A security whose value is adjusted in this manner will be classified as a Level 2 security in the fair value hierarchy.

In accordance with the authoritative guidance under U.S. GAAP, “Fair Value Measurements” defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•                     Level 1 — quoted prices in active markets for identical securities

•                     Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                     Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

For the purpose of this Fair Value Measurement summary, instruments that have been fair valued by a third-party vendor as discussed above for Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund, are generally considered Level 2 instruments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the period ended October 31, 2014, there have been no significant changes to the Funds’ fair valuation methodologies. Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES: It is the intention of each Fund to qualify, or continue to qualify, as a “regulated investment company” by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2014

determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of, and during the period ended October 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any tax-related interest or penalties.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income and expense is recorded on an accrual basis. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds, except Schroder Emerging Markets Multi-Cap Equity Fund and Schroder International Multi-Cap Value Fund, which declares and distribute dividends to shareholders from net investment income and distributes these dividends quarterly.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Certain Funds may also seek to gain currency exposure or otherwise attempt to increase a Fund’s total return by holding such forward foreign currency contracts. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Certain Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis during the period covered by this report. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund (and so may create investment leverage) and involve a risk of loss if the value of the securities declines prior to the settlement date.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2014

CONVERTIBLE SECURITIES: Certain Funds may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks therefore also will react to variations in the general market for equity securities.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts are generally utilized in order to hedge against unfavorable changes in the value of securities or otherwise to attempt to increase a Fund’s total return. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recongnized in the Statement of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

EQUITY-LINKED AND INDEX-LINKED WARRANTS: Certain Funds may invest in equity-linked and index-linked warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult or costly. A Fund purchases the equity-linked and index-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holdings. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant typically represents one share of the underlying stock or basket of stocks representing the index. Therefore, the price, performance and liquidity of the warrant are all linked to the underlying stock or index, less transaction costs. Equity-linked warrants are generally valued at the closing price of the underlying securities, then adjusted for stock dividends declared by the underlying securities. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for either equity-linked or index-linked warrants. A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

CUSTODY OFFSET: The Funds have an arrangement with the custodian whereby interest earned on uninvested cash balances is used to offset a portion of the custodian fees. The amounts are included in custodian fees and custody offset on the Statements of Operations.

NOTE 3 — INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with SIMNA. Under these agreements, SIMNA provides investment management services and is entitled to receive compensation for its services, payable monthly for the SGST Funds and the SCFD Funds, and quarterly for the SST Funds, at the following annual rates based on average daily net assets of each Fund taken separately. In order to limit the expenses of the Investor Shares, Advisor Shares, Institutional Shares and Institutional Service Shares of certain Funds, as applicable, SIMNA has contractually agreed to pay or reimburse the applicable Fund for expenses through February 28, 2015, to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class):

		Expense Limitation
	Management fee	Investor Shares	Advisor Shares	Institutional Shares	Institutional Service
Schroder North American Equity Fund	0.25%	N/A	N/A	N/A	N/A
Schroder U.S. Opportunities Fund	1.00%	1.70%	1.95%	N/A	N/A
Schroder U.S. Small and Mid Cap Opportunities Fund Fund	1.00%	1.05%	1.30%	N/A	N/A
Schroder Emerging Market Equity Fund	1.00%	1.25%	1.50%	N/A	N/A
Schroder Emerging Markets Multi-Cap Equity Fund	1.00%	1.25%	1.50%	N/A	N/A
Schroder International Alpha Fund	0.80%	0.95%	1.30%	N/A	N/A
Schroder International Multi-Cap Value Fund	0.80%	0.95%	1.30%	N/A	N/A
Schroder Global Multi-Cap Equity Fund	0.55%	N/A	N/A	0.70%	0.80%

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2014

SIMNA has retained its affiliate Schroder Investment Management North America Limited (“SIMNA Ltd.”) to serve as sub-advisor responsible for the portfolio management of Schroder North American Equity Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund. SIMNA pays SIMNA Ltd. the following percentage of the investment advisory fees it receives from Schroder North American Equity Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund, after waivers, as set forth below.

Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder North American Equity Fund	53%
Schroder Emerging Market Equity Fund	41%
Schroder Emerging Markets Multi-Cap Equity Fund	41%
Schroder International Alpha Fund	51%
Schroder International Multi-Cap Value Fund	51%
Schroder Global Multi-Cap Equity Fund	53%

The administrator of the SGST Funds is Schroder Fund Advisors LLC (“SFA”), a wholly-owned subsidiary of SIMNA. SFA receives no compensation for its services for the SGST Funds. SIMNA provides certain administration services to the SCFD Funds. SIMNA’s compensation for these services is included in the SCFD Funds’ advisory fees.

Effective January 1, 2013, under (i) amended sub-administration and accounting agreements with SEI Investments Global Funds Services (“SEI”), the SCFD Funds and the SGST Funds, other than Schroder North American Equity Fund, and (ii) an amended administration and accounting agreement with SEI, the SST Funds, pay fees to SEI based on the aggregate average daily net assets of all the SCFD Funds, the SST Funds and the SGST Funds, other than Schroder North American Equity Fund, according to the following annual rates: 0.0875% on the first $1 billion of such assets; 0.0700% on the next $2 billion of such assets; 0.0600% on the next $1.5 billion of such assets; and 0.0575% on assets in excess of $4.5 billion. Each Fund pays its pro rata portion of such fees.

Prior to January 1, 2013, under (i) amended sub-administration and accounting agreements with SEI, the SCFD Funds and the SGST Funds, other than Schroder North American Equity Fund, and (ii) an amended administration and accounting agreement with SEI, the SST Funds, paid fees to SEI based on the aggregate average daily net assets of all the SCFD Funds, the SST Funds and the SGST Funds, other than Schroder North American Equity Fund, according to the following annual rates: 0.0875% on the first $2 billion of such assets; 0.0700% on the next $1 billion of such assets; 0.0600% on the next $2 billion of such assets; and 0.0500% on assets in excess of $5 billion. Each Fund paid its pro rata portion of such fees.

Effective January 29, 2005, as amended January 1, 2013, Schroder North American Equity Fund pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the Schroder North American Equity Fund’s average daily net assets up to $1 billion and 0.005% of Schroder North American Equity Fund’s average daily net assets over $1 billion.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, a Fund may make payments at an annual rates of up to 0.25% of the average daily net assets attributable to their Advisor Shares to compensate SFA for distribution services and certain shareholder services with respect to the Funds’ Advisor Shares, except for Schroder North American Equity Fund, which may make payments at an annual rate of up to 0.35% of the average daily net assets attributable to its Advisor Shares.

In addition to amounts paid to these financial intermediaries by SFA, the Funds’ distributor, out of 12b-1 fees received by it from the Funds, SFA, Schroders, or any of their affiliates, may from time to time, from their own assets, make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or for distribution-related services.  The Funds may reimburse SFA, Schroders, or their affiliates for a portion of those payments related to sub-administration, sub-transfer agency, or other shareholder services; the amount of that reimbursement is limited to 0.10% of the Funds’ Shares’ average daily net assets.  This reimbursement is in addition to payments by the Funds under its Rule 12b-1 plan, if applicable; the amount of the reimbursement paid by the Funds is reviewed periodically by the Trustees.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2014

NOTE 4 — DERIVATIVE CONTRACTS

Derivative instruments and hedging activities require enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows.

The fair value of derivative instruments as of October 31, 2014, was as follows:

Fund	Statement of Assets and Liabilities Location	Asset Derivatives	Liability Derivatives
Schroder North American Equity Fund
Foreign exchange contracts
Forward Contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts	$281,106	$(155,466)

Schroder Emerging Markets Multi-Cap Equity Fund
Equity contracts
Futures contracts	Variation margin receivable on futures	$35,631	$—

Schroder International Multi-Cap Value Fund
Equity contracts
Futures contracts	Variation margin receivable on futures	$44,850	$—
Foreign exchange contracts
Forward Contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts	418,700	(17,259)
		$463,550	$(17,259)
Schroder Global Multi-Cap Equity Fund
Foreign exchange contracts
Forward Contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts	$92,691	$(24,433)

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2014

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014, was as follows:

The amount of net realized gain (loss) and change in unrealized appreciation (depreciation) on derivatives:

Fund	Net Realized Gain/(Loss)*	Change in Unrealized Appreciation (Depreciation)**	Total
Schroder North American Equity Fund
Equity contracts
Futures Contracts	$2,774,110	$(765,993)	$2,008,117
Foreign exchange contracts
Forward Contracts	948,862	(32,131)	916,731
	$3,722,972	$(798,124)	$2,924,848
Schroder U.S. Opportunities Fund
Equity contracts
Futures Contracts	$26,116	$—	$26,116

Schroder Emerging Market Equity Fund
Equity contracts
Equity-Linked Warrants	$(1,013,743)	$(1,179,467)	$(2,193,210)

Schroder Emerging Markets Multi-Cap Equity Fund
Equity contracts
Futures Contracts	$204,819	$61,854	$266,673
Foreign exchange contracts
Forward Contracts	55,495	(6,898)	48,597
	$260,314	$54,956	$315,270
Schroder International Multi-Cap Value Fund
Equity contracts
Futures Contracts	$37,495	$12,827	$50,322
Foreign exchange contracts
Forward Contracts	716,865	377,600	1,094,465
	$754,360	$390,427	$1,144,787
Schroder Global Multi-Cap Equity Fund
Equity contracts
Futures Contracts	$416,453	$—	$416,453
Foreign exchange contracts
Forward Contracts	130,067	2,610	132,677
	$546,520	$2,610	$549,130

* Futures contracts are included in net realized gain (loss) on futures, forward contracts are included in net realized gain (loss) on foreign currency transactions and equity-linked warrants are included in net realized gain (loss) on investments sold.

** Futures contracts are included in change in unrealized appreciation on futures, forward contracts are included in change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency transactions and equity-linked warrants are included in change in unrealized appreciation on investments.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2014

The volume of forward contracts, futures contracts and equity-linked warrants, as a percentage of net assets, based on gross month-end notional amounts during the period, including long and short positions, at absolute value, was as follows for the year ended October 31, 2014:

	Forward Contracts	Futures Contracts
Schroder North American Equity Fund
Average Notional Amount Outstanding	3.13%	2.00%
Notional Amount Outstanding as of October 31, 2014	4.75%	0.00%

	Futures Contracts
Schroder U.S. Opportunities Fund
Average Notional Amount Outstanding	0.09%
Notional Amount Outstanding as of October 31, 2014	0.00%

	Equity-Linked
	Warrants
Schroder Emerging Market Equity Fund
Average Notional Amount Outstanding	0.41%
Notional Amount Outstanding as of October 31, 2014	0.00%

	Forward Contracts	Futures Contracts
Schroder Emerging Markets Multi-Cap Equity Fund
Average Notional Amount Outstanding	8.49%	4.35%
Notional Amount Outstanding as of October 31, 2014	0.00%	6.38%

	Forward Contracts	Futures Contracts
Schroder International Multi-Cap Value Fund
Average Notional Amount Outstanding	4.98%	1.97%
Notional Amount Outstanding as of October 31, 2014	3.98%	1.00%

	Forward Contracts	Futures Contracts
Schroder Global Multi-Cap Equity Fund
Average Notional Amount Outstanding	4.95%	1.44%
Notional Amount Outstanding as of October 31, 2014	3.94%	0.00%

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2014

In accordance with the authoritative guidance under U.S. GAAP, “Disclosures about Offsetting Assets and Liabilities” requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting agreements.  The Funds do not offset such instruments on the Statement of Assets and Liabilities, rather such instruments are presented on a gross basis.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged by counterparty as of October 31, 2014:

	Gross Assets-	Gross Liabilities-	Net	Cash
	Recognized in the	Recognized in the	Amount	Collateral
	Statement of Assets	Statement of Assets	Available to	Pledged or	Net
	and Liabilities	and Liabilities	be Offset	(Received)†	Amount‡

Schroder North American Equity Fund

	Forward Contracts	Forward Contracts
Citigroup Global Markets	$125,572	$—	$125,572	$—	$125,572
Deutsche Bank Securities, Inc.	155,534	(155,466)	68	—	68
Total	$281,106	(155,466)	$125,640	$—	$125,640

Schroder International Multi-Cap Value Fund

	Forward Contracts	Forward Contracts
Northern Trust Company	$406,996	$—	$406,996	$—	$406,996
Toronto Dominion Bank	—	(5,463)	(5,463)	—	(5,463)
Westpac Banking	$11,704	(11,796)	(92)	—	(92)
Total	$418,700	(17,259)	$401,441	$—	$401,441

Schroder Global Multi-Cap Equity Fund

	Forward Contracts	Forward Contracts
Northern Trust Company	$75,036	$—	$75,036	$—	$75,036
Standard Chartered	2,920	—	2,920	—	2,920
Westpac Banking	14,735	(24,433)	(9,698)	—	(9,698)
Total	$92,691	(24,433)	$68,258	$—	$68,258

† Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

‡ Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.  Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2014

NOTE 5 — REDEMPTION FEES

Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, and Schroder Global Multi-Cap Equity Fund generally impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Funds and not paid to SFA or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under “Redemption fees,” and are included as part of “Capital paid-in” on the Statements of Assets and Liabilities. The redemption fees retained for the year ended October 31, 2014 were as follows:

Schroder U.S. Opportunities Fund	$831
Schroder U.S. Small and Mid Cap Opportunities Fund	94
Schroder Emerging Market Equity Fund	28,264
Schroder International Alpha Fund	975
Schroder International Multi-Cap Value Fund	22,303
Schroder Global Multi-Cap Equity Fund	2,885

NOTE 6 — TRANSACTIONS WITH AFFILIATES

The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or SFA.  Officers of the Funds are also officers of SIMNA and SFA. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 7 — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term and U.S. Government securities for each Fund, for the year ended October 31, 2014 were as follows:

	Purchases	Sales and Maturities
Schroder North American Equity Fund	$392,818,347	$354,023,968
Schroder U.S. Opportunities Fund	87,996,194	101,765,690
Schroder U.S. Small and Mid Cap Opportunities Fund	38,732,171	53,264,052
Schroder Emerging Market Equity Fund	876,246,116	646,720,826
Schroder Emerging Markets Multi-Cap Equity Fund	26,532,916	21,696,799
Schroder International Alpha Fund	104,273,095	109,618,976
Schroder International Multi-Cap Value Fund	232,792,234	126,616,018
Schroder Global Multi-Cap Equity Fund	271,352,586	226,841,046

NOTE 8 — FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from investments in passive foreign investment companies, reclassifications of long-term capital gain distributions on real estate investment trust securities, partnership investments, foreign currency transactions and utilization of equalization distribution on redemption. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2014

At October 31, 2014, the Funds reclassified the following permanent amounts between capital paid-in, undistributed net investment income and accumulated realized gain (loss):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Realized Gain (Loss)	Increase (Decrease) Capital Paid-in
Schroder North American Equity Fund	$939,173	$(938,351)	$(822)
Schroder U.S. Opportunities Fund	19,690	(1,557,628)	1,537,938
Schroder U.S. Small and Mid Cap Opportunities Fund	17,806	(1,780,847)	1,763,041
Schroder Emerging Market Equity Fund	(522,557)	522,557	—
Schroder Emerging Markets Multi-Cap Equity Fund	90,022	(90,022)	—
Schroder International Alpha Fund	(115,465)	115,465	—
Schroder International Multi-Cap Value Fund	1,117,147	(1,117,147)	—
Schroder Global Multi-Cap Equity Fund	535,735	(535,482)	(253)

The tax character of dividends and distributions declared during the years or periods ended October 31, 2014 and October 31, 2013, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Schroder North American Equity Fund
2014	$12,933,304	$—	$12,933,304
2013	10,705,026	—	10,705,026
Schroder U.S. Opportunities Fund
2014	4,585,313	17,942,726	22,528,039
2013	217,460	10,224,237	10,441,697
Schroder U.S. Small and Mid Cap Opportunities Fund
2014	3,256,364	11,411,952	14,668,316
2013	1,630,780	4,761,970	6,392,750
Schroder Emerging Market Equity Fund
2014	8,048,688	—	8,048,688
2013	5,128,289	—	5,128,289
Schroder Emerging Markets Multi-Cap Equity Fund
2014	1,259,802	—	1,259,802
2013	132,510	—	132,510
Schroder International Alpha Fund
2014	2,081,493	1,544,405	3,625,898
2013	749,256	—	749,256
Schroder International Multi-Cap Value Fund
2014	12,208,725	2,659,321	14,868,046
2013	3,651,084	—	3,651,084
Schroder Global Multi-Cap Equity Fund
2014	6,920,618	4,649,584	11,570,202
2013	715,184	—	715,184

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2014

As of October 31, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Current Late- Year Loss Deferral	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Schroder North American Equity Fund	$11,702,326	$27,881,860	$—	$—	$213,985,642	$(127,341)	$253,442,487
Schroder U.S. Opportunities Fund	—	15,239,726	—	(193,000)	31,266,826	11	46,313,563
Schroder U.S. Small and Mid Cap Opportunities Fund	1,927,957	7,462,800	—	—	14,497,415	(7,437)	23,880,735
Schroder Emerging Market Equity Fund	8,928,960	—	(53,568,859)	—	101,412,554	(10,392)	56,762,263
Schroder Emerging Markets Multi-Cap Equity Fund	1,138,225	167,585	—	—	385,093	—	1,690,903
Schroder International Alpha Fund	5,739,142	5,436,951	(4,221,708)	—	10,473,435	5,821	17,433,641
Schroder International Multi-Cap Value Fund	4,150,734	3,805,699	—	—	(3,696,557)	(419,144)	3,840,732
Schroder Global Multi-Cap Equity Fund	11,032,143	10,344,516		—	15,961,638	(76,942)	37,261,355

Each Fund may use its tax basis capital loss carryforwards listed above to offset taxable capital gains realized in subsequent years for federal income tax purposes, subject in some cases to certain limitations. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010, the date of enactment of the Regulated Investment Company Modernization Act of 2010 (“pre-RlC Mod losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-RIC Mod losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must use any post-RlC Mod losses, which will not expire, before it uses any pre-RIC Mod losses. This increases the likelihood that pre-RlC Mod losses will expire unused at the conclusion of the eight-year carryforward period. The Fund listed below has the following pre-RIC Mod losses, which expire on the following date, except that the carryforward of Schroder International Alpha Fund may be subject to annual limitations:

October 31, 2017

Schroder International Alpha Fund	4,221,708

The Fund listed below has the following post-RIC Mod losses, which do not expire:

	Short-Term Loss	Long-Term Loss	Total

Schroder Emerging Market Equity Fund	$53,382,266	$186,593	$53,568,859

During the year ended October 31, 2014, the Funds listed below utilized capital loss carryforwards to offset capital gains:

Schroder North American Equity Fund	$11,229,134
Schroder International Alpha Fund	2,317,358
Schroder International Multi-Cap Value Fund	960,903

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2014

At October 31, 2014, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

	Identified Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Schroder North American Equity Fund	$588,269,361	$221,044,905	$(7,184,695)	$213,860,210
Schroder U.S. Opportunities Fund	102,969,534	32,610,984	(1,344,158)	31,266,826
Schroder U.S. Small and Mid Cap Opportunities Fund	48,273,466	15,605,921	(1,108,507)	14,497,414
Schroder Emerging Market Equity Fund	1,142,651,216	159,437,687	(55,416,309)	104,021,378
Schroder Emerging Markets Multi-Cap Equity Fund	26,544,818	2,349,767	(2,008,559)	341,208
Schroder International Alpha Fund	171,147,814	18,226,542	(7,721,600)	10,504,942
Schroder International Multi-Cap Value Fund	237,913,263	14,501,384	(18,531,013)	(4,029,629)
Schroder Global Multi-Cap Equity Fund	221,661,959	26,951,615	(11,014,306)	15,937,309

NOTE 9 — PORTFOLIO INVESTMENT RISKS

Schroder Emerging Market Equity Fund, Schroder Emerging Market Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund have a relatively large portion of their assets invested in companies or issuers domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Each of Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund may invest more than 25% of its total assets in issuers located in any one country or group of countries. When a Fund invests in a foreign country, it is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund’s assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

NOTE 10 — BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of October 31, 2014 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of many shareholders.

	5% or Greater Shareholders
	Number	% of Fund Held
Schroder North American Equity Fund	3	96.81%
Schroder U.S. Opportunities Fund	3	76.09
Schroder U.S. Small and Mid Cap Opportunities Fund	4	80.13
Schroder Emerging Market Equity Fund	5	51.57
Schroder Emerging Markets Multi-Cap Equity Fund	2	79.18
Schroder International Alpha Fund	5	91.31
Schroder International Multi-Cap Value Fund	4	70.49
Schroder Global Multi-Cap Equity Fund	4	95.32

One account shown above holding 73.97% of the Schroder Emerging Markets Multi-Cap Equity Fund is owned by an affiliate of SIMNA.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2014

NOTE 11 — LINE OF CREDIT

The Funds entered into a credit agreement on October 6, 2008, as amended from time to time, that enables them to participate in a $50 million committed revolving line of credit with JPMorgan Chase Bank, N.A., increased from $25 million effective September 29, 2014. Any advance under the line of credit is contemplated primarily for temporary or emergency purposes, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on their borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. For the period ended October 31, 2014, the Schroder Emerging Market Equity Fund utilized the line of credit for $15,228,459 for a period of 6 days paying interest of $3,597, which is included in the Statement of Operations as custody expense.

NOTE 12 — CAPITAL SHARE TRANSACTIONS

Capital share transactions for the year or period ended October 31, 2014 and the year or period ended October 31, 2013, were as follows:

	North American Equity Fund		U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund
	2014	2013	2014	2013	2014	2013
Investor Shares:
Sales of shares	1,062,847	3,629,054	260,744	218,214	645,891	363,377
Reinvestment of distributions	854,096	853,230	872,089	443,119	746,794	287,074
Redemption of shares	(737,383)	(3,014,362)	(897,260)	(1,304,625)	(1,494,088)	(5,270,637)
Net increase (decrease) in Investor Shares	1,179,560	1,467,922	235,573	(643,292)	(101,403)	(4,620,186)
Advisor Shares:
Sales of shares	15,501	2,706	146	701	36,953	62,408
Reinvestment of distributions	231	287	6,924	4,976	111,448	30,160
Redemption of shares	(10,995)	(5,413)	(14,035)	(30,790)	(171,357)	(139,808)
Net increase (decrease) in Advisor Shares	4,737	(2,420)	(6,965)	(25,113)	(22,956)	(47,240)

	Emerging Market Equity Fund		Emerging Markets Multi-Cap Equity Fund		International Alpha Fund
	2014	2013	2014	2013(b)	2014	2013
Investor Shares:
Sales of shares	40,218,336	36,034,720	556,063	1,900,001	2,009,913	2,395,469
Reinvestment of distributions	374,978	261,212	5,850	—	73,554	29,544
Redemption of shares	(16,998,829)	(8,996,093)	—	—	(1,823,168)	(1,029,317)
Net increase in Investor Shares	23,594,485	27,299,839	561,913	1,900,001	260,299	1,395,696
Advisor Shares:
Sales of shares	5,445,485	8,786,572	6,615	100,001	211,676	9,129,169
Reinvestment of distributions	86,746	77,391	124	—	147,777	2,923
Redemption of shares	(11,525,111)	(5,594,927)	(9)	—	(1,624,412)	(1,180,053)
Net increase (decrease) in Advisor Shares	(5,992,880)	3,269,036	6,730	100,001	(1,264,959)	7,952,039

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2014

	International Multi- Cap Value Fund		Global Multi-Cap Equity Fund
	2014	2013	2014	2013(a)
Investor Shares:
Sales of shares	15,594,884	5,613,098	—	—
Reinvestment of distributions	456,698	76,835	—	—
Redemption of shares	(3,759,266)	(1,963,160)	—	—
Net increase in Investor Shares	12,292,316	3,726,773	—	—
Advisor Shares:
Sales of shares	2,936,155	3,320,514	—	—
Reinvestment of distributions	373,722	76,431	—	—
Redemption of shares	(4,490,113)	(718,845)	—	—
Net increase (decrease) in Advisor Shares	(1,180,236)	2,678,100	—	—
Institutional Class Shares:
Sales of shares	—	—	3,942,966	5,711,651
Reinvestment of distributions	—	—	515,150	44,458
Redemption of shares	—	—	(5,495,747)	(1,528,505)
Net increase (decrease) in Institutional Class Shares	—	—	(1,037,631)	4,227,604
Institutional Service Class Shares:
Sales of shares	—	—	6,966,361	2,276,100
Reinvestment of distributions	—	—	122,795	1,459
Redemption of shares	—	—	(1,976,222)	(4,991)
Net increase in Institutional Service Class Shares	—	—	5,112,934	2,272,568

(a) Fund commenced investment activities on June 25, 2013.

NOTE 13 — LITIGATION

In May 2011, “Schroders US Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as Litigation Trustee of the LB Litigation Trust, in the case captioned Weisfelner v. A. Holmes & H. Holmes TTEE, et al. (Adv. Pro. No. 10-5525) (Bankr. S.D.N.Y.) (the “Litigation Trust Action”).  In January 2012, “Schroders US Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as trustee of the LB Creditors Trust, in the case captioned Weisfelner v. Fund 1 et al. (Adv. Pro. No. 10-04609) (the “Creditors Trust Action”).  Both litigations seek to recover all payments made to shareholders in the December 2007 leveraged buyout of Lyondell Chemical Company as alleged fraudulent transfers.  The Litigation Trust Action asserted intentional and constructive fraudulent transfer actions under the Bankruptcy Code, and the Creditors Trust Action asserted intentional and constructive fraudulent transfer actions under state law.  Both litigations allege that Schroders US Mutual Funds received $2,045,424 in payments in the leveraged buyout.  The Funds’ records indicate that Schroder North American Equity Fund received payment in that amount related to the buyout, and that Fund is the only Schroder U.S. mutual fund that received such a payment.  Schroder North American Equity Fund has joined in motions to dismiss that were previously filed by other defendants.  By order dated October 6, 2011, the motions to dismiss were granted with respect to the constructive fraudulent transfer claims brought under the Bankruptcy Code in the Litigation Trust Action.  By order dated January 14, 2014, the motions to dismiss in the Creditors Trust Action were granted with respect to the intentional fraudulent transfer claims brought under state law with leave to replead, and denied with respect to the constructive fraudulent transfer claims brought under state law. Further amended complaints were filed on April 9, 2014, and further motions to dismiss have been filed and are scheduled for hearing on January 14, 2015.  Pursuant to a case management order, all defenses other than the omnibus grounds included in the motion to dismiss, including for insufficient service, are preserved and may only be raised after the motion to dismiss is decided. The possible outcome of the actions is currently uncertain, but the maximum exposure to the North American Equity Fund is $2,045,424.

Schroder Mutual Funds

Notes to Financial Statements (concluded)

October 31, 2014

NOTE 14 — SHARE SPLIT AND SPECIAL DIVIDEND

Effective on September 27, 2012, the Trustees declared a ten for one share split for Schroder Global Multi-Cap Equity Fund — Institutional Class with respect to its shareholders of record on September 26, 2012. The Trustees also declared a special dividend on September 21, 2012 to shareholders of record of Schroder Global Multi-Cap Equity Fund — Institutional Class on September 20, 2012.

NOTE 15 — SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued.  Effective December 19, 2014, each Fund has adopted a Shareholder Service Plan with respect to its Advisor Shares and Investor Shares, pursuant to which each applicable Fund, out of the assets attributable to its Advisor Shares or its Investor Shares, may make payments to Schroders, SFA, and such other entities as may act as the shareholder servicer, as compensation for providing services and/or incurring expenses directly or indirectly supporting or relating to the shareholder servicing function for Advisor Shares and Investor Shares (collectively, “Services”) at an aggregate annual rate of up to 0.15% of the average daily net assets attributable to the applicable class. This payment is in addition to payments by the Funds’ Advisor Shares under their Rule 12b-1 plans; the amount paid by the Funds that relates to Services is reviewed periodically by the Trustees. Prior to December 19, 2014, each Fund, with respect to its Advisor Shares, was authorized to reimburse SFA, Schroders, or their affiliates for a portion of those payments related to sub-administration, sub-transfer agency, or other shareholder services; the amount of that reimbursement was limited to 0.10% of a Fund’s Advisor Shares’ average daily net assets.  SFA, Schroders, or any of their affiliates, may from time to time, from their own assets, also make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or for distribution-related services.  Based on this evaluation, no adjustments were required to the financial statements as of October 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Schroder Global Series Trust,

Schroder Capital Funds (Delaware) and

Schroder Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder North American Equity Fund and Schroder Global Multi-Cap Equity Fund (constituting Schroder Global Series Trust), Schroder U.S. Opportunities Fund and Schroder International Alpha Fund (constituting Schroder Capital Funds (Delaware)), Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund,  Schroder Emerging Markets Multi-Cap Equity Fund, and Schroder International Multi-Cap Value Fund (four of the series constituting Schroder Series Trust) (collectively referred to as the “Funds”) at October 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2014

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited)

RENEWAL OF INVESTMENT ADVISORY AGREEMENTS FOR THE SCHRODER MUTUAL FUNDS

The advisory and subadvisory agreements (the “Advisory Agreements”) for Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid-Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, and Schroder Global Multi-Cap Equity Fund (collectively, the “Funds”) are subject to annual approval by the Trustees of the Funds. Schroder Emerging Markets Multi-Cap Equity Fund was approved in June 2013 for an initial two-year period and will be subject to annual approval beginning in June 2015. The Trustees meet over the course of the year with investment advisory personnel from Schroder Investment Management North America Inc. (“SIMNA”) and regularly review detailed information regarding the investment program and performance of each Fund. The Trustees met in June 2014 to consider the continuation of the Advisory Agreements in respect of the Funds for the following year. The Trustees considered a number of factors, though they did not identify any one particular factor alone that they considered determinative. Factors considered by the Trustees included those described below, among others.

The Trustees considered the overall nature, extent, and quality of the services provided by SIMNA, and the services provided by Schroder Investment Management North America Limited (“SIMNA Ltd.”) as sub-advisor to the Emerging Market Equity Fund, the International Multi-Cap Value Fund, the North American Equity Fund, the Global Multi-Cap Equity Fund, and the International Alpha Fund pursuant to subadvisory agreements (the “Subadvisory Agreements”) between SIMNA and SIMNA Ltd. They also considered the non-advisory services provided by affiliates of SIMNA. In this regard, the Trustees took into account the experience of the respective Funds’ portfolio management teams and of SIMNA’s senior management, and the time and attention devoted by each to the respective Funds. They also noted the portfolio managers’ compensation, their discretionary bonuses, how their bonuses are calculated, and whether the compensation structure for portfolio managers created conflicts of interest, and if so, how these conflicts are managed.

The Trustees reviewed the information provided by SIMNA and compiled by Lipper, Inc. (“Lipper”) showing a comparison of SIMNA’s fee rate for each Fund, as well as each Fund’s expense ratio, compared to a peer group of mutual funds having similar objectives, strategies, asset sizes, and distribution channel as the Funds. The Trustees also reviewed information as to brokerage commissions for each Fund as compared to peer group funds. In reviewing the performance information provided by Lipper, the Trustees considered both short term and longer term performance, but placed greater emphasis on longer term performance.

With respect to the North American Equity Fund, the Trustees considered that the management fee and total fund expenses for the Fund are low compared to its peer group, with contractual and actual management fees each ranking first out of sixteen peer group funds, and Investor Shares and Advisor Shares total expenses each ranking in the first quintile as measured by Lipper compared to peer group funds. The Trustees noted that the North American Equity Fund’s performance for the five year period was in the third quintile compared to its peer group for both Investor and Advisor Shares. For the three year period, the Trustees noted that the Fund’s performance compared to its peer group was in the second and third quintile for Investor and Advisor shares, respectively. The Trustees further noted that the Fund’s performance in the last year was in the second quintile for both Investor Shares and Advisor Shares compared to its Lipper peer group. The Trustees determined that the Fund’s management fee did not appear unreasonable in light of the information provided.

With respect to the International Multi-Cap Value Fund, the Trustees considered that the management fee and total fund expenses for the Fund were competitive, with contractual and actual management fees ranking fourth and third, respectively, out of sixteen peer group funds and Investor Shares’ total expenses ranking in the first quintile and Advisor Shares’ total expenses ranking in the third quintile. The Trustees also considered that gross total expenses have been decreasing, which they understand to be due to growth in the size of the Fund. The Trustees noted that performance information for the Fund’s peer group was intentionally omitted by Lipper because of the lack of international multi-cap value funds in the group. The Trustees considered that, while the International Multi-Cap Value Fund ranked in the fifth quintile in its broader comparative performance universe (all retail and institutional international multi-cap value funds, regardless of size or primary distribution channel) for its Advisor and Investor Shares during the last year, the Fund’s performance was in the first quintile for its Investor and Advisor Shares during the preceding four and five-year periods. In light of the information provided to them, the Trustees determined that the International Multi-Cap Value Fund management fee did not appear unreasonable.

With respect to the U.S. Opportunities Fund, the Trustees noted that the Fund’s total expenses were in the second and fifth quintiles for Investor and Advisor Shares, respectively, and that the contractual management fee and actual management fee were in the third and fourth quintiles, respectively, compared to the Fund’s peer group.  The Trustees noted that the U.S. Opportunities Fund’s performance was in the fourth quintile for the previous calendar year.  They noted that the Fund’s performance compared to its peer group was in the fourth quintile for both Investor and Advisor Shares for the three and five year periods. They considered the steps that SIMNA has taken in recent periods to add resources to the management team for the Fund and to refine its investment strategy for the Fund, and noted that the Fund’s performance has been in the second quintile for the year to date.  The Trustees also considered that the U.S. Opportunities Fund remains closed to new investors.  The Trustees concluded that, in light of the information provided, the Fund’s management fees, and the Fund’s total expense ratios, did not appear unreasonable, but determined to continue to monitor the Fund closely going forward.

As to the U.S. Small and Mid Cap Opportunities Fund, the Trustees noted that the Fund’s contractual management fee was in the fifth quintile compared to its peer group, but the actual management fee paid was in the second quintile compared to its peer group, given the competitive expense reimbursement arrangement.  The Trustees considered that the Fund’s total expenses of the Investor Shares and Advisor Shares were in the second and third quintile, respectively, compared to its peer group.  They noted the Fund’s five year performance compared to its peer universe was in the fourth quintile for both Investor and Advisor Shares, although recent performance was improved. More specifically, the Trustees noted that the Fund’s performance was in the first quintile compared to its peer group for both Investor and Advisor Shares for the previous calendar year and in the second and third quintile for the three year period for Investor and Advisor shares, respectively. The Trustees concluded that, in light of the information provided, the Fund’s management fees, and the Fund’s total expense ratios, did not appear unreasonable.

As to the International Alpha Fund, the Trustees noted that the Fund’s total expenses were in the first quintile for Investor Shares compared to the Fund’s peer group (but that Lipper did not provide a ranking for the Advisor Shares’ total expenses).  The Trustees also noted that the contractual management fee was in the third quintile, while the actual management fee was in the second quintile. The Trustees considered that the Fund performed second and fourth out of its peer group of seven during the last year for Investor Shares and Advisor Shares, respectively. For the three year period, the Trustees noted that the Fund performed fifth out of its peer group of seven and for the five year period, the Fund performed first out of its peer group of six funds, in each case for both Investor and Advisor Shares. The Trustees determined that the Fund’s management fee did not appear unreasonable in light of the information provided.

With respect to the Emerging Market Equity Fund, the Trustees noted that the contractual and actual management fees were in the third quintile when compared to the Fund’s peer group.  They also noted that total expenses were in the first quintile and the third quintile for Investor Shares and Advisor Shares, respectively, compared to the Fund’s peer group.  The Trustees considered that the Fund had experienced fourth quintile performance for the previous calendar year, second quintile performance for the three year period, fourth quintile performance for the five year period and first quintile performance since inception, in each case for both Investor and Advisor Shares when compared to the Fund’s peer group. The Trustees determined that the management fee did not appear unreasonable in light of the information provided.

For the Global Multi-Cap Equity Fund, the Trustees considered that the Fund’s performance for the last year and since inception compared to its peer group was in the third quintile.  The Trustees also considered that the Fund’s contractual management fee and actual management fees both ranked first overall in the Fund’s peer group.  The Trustees noted that total expenses of the Fund also ranked first overall for both Institutional Shares and Institutional Service Shares as compared to its peer group of ten funds.  The Trustees determined that the management fee did not appear unreasonable in light of the information provided.

The Independent Trustees found that the advisory and administrative fees charged by SIMNA to the Funds appeared generally to be fair compared to those paid by other clients of SIMNA.  They noted that SIMNA generally charges lower fees to third party mutual funds for which SIMNA serves as sub-adviser.  They considered reasons cited by SIMNA management for the differences between the fees charged to the Funds and to those third party mutual funds, including, among other things, the fact that the services and resources required of SIMNA where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function, among other things, are retained in part by the primary adviser.  In addition, the Trustees noted that in many cases the fees charged to SIMNA’s separate account clients are lower than those charged to the Funds.  They considered the statements by representatives of SIMNA that this is primarily due to the fact that the compliance, legal, and administrative burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients and that management of public mutual funds generally subjects SIMNA and SIMNA Ltd. to increased regulatory and enterprise risk.  They also noted that the Funds require the resources necessary to conduct daily valuation and to satisfy liquidity requirements, which is not necessarily the case for separate account clients.

The Trustees considered the information provided in the Meeting materials regarding the profitability of the Funds’ advisory arrangements to SIMNA.  They noted that, as the Funds have grown in recent years, the levels of profitability to SIMNA have also increased, although SIMNA continues for most of the Funds to bear the cost of expense limitations.  The Trustees determined that the levels of profitability did not appear inappropriate or unreasonable at this time.  They considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate.  They concluded, in light of the sizes of the Funds and their expected growth rates and current levels of profitability to SIMNA, that it did not appear appropriate at this point for breakpoints to be implemented, although the Trustees noted that, if the Funds continue to grow at current rates, it might become appropriate in the future to implement breakpoints with respect to at least some number of the Funds.

After considering all the information described above, the Trustees at the meeting, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Funds, SIMNA or SIMNA Ltd., unanimously voted to approve the continuation of the Advisory Agreements in respect of each of the Funds, including the advisory fees proposed in connection with that continuation.

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Mutual Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways.

•      Actual expenses. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•      Hypothetical example for comparison purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund’s actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder North American Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1073.80	0.30%	$1.57
Advisor Shares	1,000.00	1071.90	0.66	3.45
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.69	0.30%	$1.53
Advisor Shares	1,000.00	1,021.88	0.66	3.36

Schroder U.S. Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00	$1,058.40	1.23%	$6.38
Advisor Shares	1,000.00	1,056.30	1.58	8.19
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.00	1.23%	$6.26
Advisor Shares	1,000.00	1,017.24	1.58	8.03

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/365 (to reflect the one-half year period).

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder U.S. Small and Mid Cap Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00	$1,070.90	1.05%	$5.48
Advisor Shares	1,000.00	1,068.60	1.30	6.78
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.91	1.05%	$5.35
Advisor Shares	1,000.00	1,018.65	1.30	6.61

Schroder Emerging Market Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,034.00	1.24%	$6.36
Advisor Shares	1,000.00	1,032.50	1.49	7.63
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.95	1.24%	$6.31
Advisor Shares	1,000.00	1,017.69	1.49	7.58

Schroder Emerging Markets Multi-Cap Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,030.30	1.25%	$6.40
Advisor Shares	1,000.00	1,029.00	1.50	7.67
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.90	1.25%	$6.36
Advisor Shares	1,000.00	1,017.64	1.50	7.63

Schroder International Alpha Fund
Actual Expenses
Investor Shares	$1,000.00	$971.30	0.95%	$4.72
Advisor Shares	1,000.00	970.70	1.23	6.11
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,020.42	0.95%	$4.84
Advisor Shares	1,000.00	1,019.00	1.23	6.26

Schroder International Multi-Cap Value Fund
Actual Expenses
Investor Shares	$1,000.00	$965.10	0.95%	$4.71
Advisor Shares	1,000.00	962.90	1.30	6.43
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,020.42	0.95%	$4.84
Advisor Shares	1,000.00	1,018.65	1.30	6.61

Schroder Global Multi-Cap Equity Fund
Actual Expenses
Institutional Class Shares	$1,000.00	$1,020.60	0.70%	$3.57
Institutional Service Class Shares	1,000.00	1,019.80	0.80	4.07
Hypothetical Example for Comparison Purposes
Institutional Class Shares	$1,000.00	$1,021.68	0.70%	$3.57
Institutional Service Class Shares	1,000.00	1,021.17	0.80	4.08

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/365 (to reflect the one-half year period).

Trustees and Officers (unaudited)

Additional information regarding the Trustees is included in the Funds’ Statement of Additional Information, which is available free of charge by calling (800) 464-3108.

Name, Age and Address	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Series In Fund Complex Overseen by Board Member (a)	Other Directorships Held by Board Member
Trustees

Catherine A. Mazza†, 54 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman (All Trusts)	Indefinite Since 2003 (SGST) Since 2006 (SCFD and SST)	Trustee and Chairman of each Trust; Institutional Relationship Director, SIMNA; Member of the Board of Managers, Schroder Fund Advisors LLC. Formerly, President and Chief Executive Officer, SCFD and SST; Senior Vice President, SIMNA.	15	None

Jay S. Calhoun*, 59 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 2010	Treasurer, Carnegie Mellon University. Formerly, Managing Partner, Rysamax Partners (marketing and business development support); Senior Vice President and Treasurer, New York Life Insurance Company.	15	None

Margaret M. Cannella*, 62 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 2010	Adjunct professor, Columbia Business School. Formerly, Managing Director, JP Morgan Securities Inc.; Head, Credit Research, JP Morgan Securities Inc.; and Head, Equity Research, JP Morgan Securities Inc.	15	Avolon Holdings Ltd; formerly, Wilshire Mutual Funds, Inc. (15 funds) and Wilshire Variable Insurance Trust, Inc. (9 funds)

Mark D. Gersten*, 64 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 2012	Senior Vice President — Global Fund Administration, Mutual and Alternative Funds, AllianceBernstein L.P. (investment management).	15	Two Roads Share Trust (6 funds), Northern Lights Fund Trust (75 funds), and Northern Lights Variable Fund Trust 22 funds)

* Also serves as a member of the Audit Committee for each Trust on which they serve. Mr. Gersten is the Chairman of the Audit Committees.

† Trustee deemed to be an “interested person” of the Trusts as defined in the Investment Company Act — is referred to as an “Interested Trustee.” Ms. Mazza is an Interested Trustee due to her status as an officer and employee of SIMNA, the Trust’s investment advisor and its affiliates.

(a) The “Fund Complex” includes all series of Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust.

Name, Age and Address	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Mark A. Hemenetz, 58 875 Third Avenue, 22nd Fl. New York, NY 10022	President and Principal Executive Officer	Indefinite Since 2004	Chief Operating Officer-Americas, SIMNA; Member of Board of Managers, Schroder Fund Advisors LLC.

Alan M. Mandel, 57 875 Third Avenue, 22nd Fl. New York, NY 10022	Treasurer and Principal Financial and Accounting Officer	Indefinite Since 1998 (SST and SCFD) Since 2003 (SGST)	Head of Fund Administration, SIMNA; Member of Board of Managers, Schroder Fund Advisors, LLC.

Stephen M. DeTore, 63 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Compliance Officer	Indefinite Since 2005	Chief Compliance Officer, SIMNA; Member of Board of Managers, Schroder Fund Advisors LLC.

William Sauer, 51 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Since 2008	Head of Investor Services, SIMNA.

Carin Muhlbaum, 52 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Vice President since 1998 (SST and SCFD) Vice President since 2003 (SGST)	General Counsel, SIMNA; Secretary and General Counsel, Schroder Fund Advisors LLC; Formerly, Member of Board of Managers, Schroder Fund Advisors LLC .

Abby Ingber, 51 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Legal Officer and Secretary/Clerk	Indefinite Chief Legal Officer since 2006 Secretary/Clerk since 2007	Deputy General Counsel, SIMNA; Member of Board of Managers, Schroder Fund Advisors LLC.

David Marshall, 42 875 Third Avenue, 22nd Fl. New York, NY 10022	Assistant Treasurer	Indefinite Since 2014	Manager of Fund Administration, Schroders; Assistant Treasurer of Schroder Series Trust. Formerly, Vice President of Fund Administration, AMG Funds.

Angel Lanier, 53 875 Third Avenue, 22nd Fl. New York, NY 10022	Assistant Secretary	Indefinite Since 2005	Legal Assistant, SIMNA; Assistant Secretary, Schroder Fund Advisors LLC.

Notice to Shareholders (unaudited)

For shareholders that do not have an October 31, 2014 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2014 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2014, each Fund has designated the following items with regard to distributions paid during the year.

	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividends Rec. Deductions (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)

Schroder North American Equity Fund	0.00%	100.00%	100.00%	99.64%	100.00%	0.00%	0.00%	0.00%

Schroder U.S. Opportunities Fund	80.97%	19.03%	100.00%	26.04%	23.76%	0.00%	0.00%	100.00%

Schroder U.S. Small and Mid Cap Opportunities Fund	78.88%	21.12%	100.00%	18.25%	18.00%	0.00%	0.00%	100.00%

Schroder Emerging Market Equity Fund (a)	0.00%	100.00%	100.00%	0.82%	100.00%	0.00%	0.00%	0.00%

Schroder Emerging Markets Multi-Cap Equity Fund (b)	0.00%	100.00%	100.00%	0.00%	23.79%	0.00%	0.00%	100.00%

Schroder International Alpha Fund (c)	38.13%	61.87%	100.00%	0.00%	97.83%	0.00%	0.00%	0.00%

Schroder International Multi-Cap Value Fund (d)	17.01%	82.99%	100.00%	0.01%	50.73%	0.00%	0.00%	100.00%

Schroder Global Multi-Cap Equity Fund (e)	38.49%	61.51%	100.00%	16.09%	49.50%	0.00%	0.00%	100.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and is reflected as a percentage of “Ordinary Income Distributions”.

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions”. It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year.  This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions).  Generally, interest from direct U.S. Government Obligations is exempt from state income tax.

(4) The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that are exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Job Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that are exempt from U.S. withholding tax when paid to foreign investors.

(a) The Fund intends to pass through a foreign tax credit to shareholders.  For fiscal year ended 2014, the total amount of foreign source gross income is $26,555,292.  The total amount of foreign tax to be paid is $2,832,357.  Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(b) The Fund intends to pass through a foreign tax credit to shareholders.  For fiscal year ended 2014, the total amount of foreign source gross income is $909,358.  The total amount of foreign tax to be paid is $91,202.  Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(c) The Fund intends to pass through a foreign tax credit to shareholders.  For fiscal year ended 2014, the total amount of foreign source gross income is $6,974,716.  The total amount of foreign tax to be paid is $424,780.  Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(d) The Fund intends to pass through a foreign tax credit to shareholders.  For fiscal year ended 2014, the total amount of foreign source gross income is $8,490,074.  The total amount of foreign tax to be paid is $762,267.  Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(e) The Fund intends to pass through a foreign tax credit to shareholders.  For fiscal year ended 2014, the total amount of foreign source gross income is $6,551,417.  The total amount of foreign tax to be paid is $509,461.  Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

On December 10, 2014, the following Funds made per share short-term and long-term capital gain distributions to the shareholders of record as of December 9, 2014:

	Short-Term Capital Gains	Long-Term Capital Gains
Schroder North American Equity Fund
Investor Shares	$—	$0.5437
Advisor Shares	—	0.5437

Schroder U.S. Opportunities Fund
Investor Shares	—	3.0153
Advisor Shares	—	3.0153

Schroder U.S. Small and Mid Cap Opportunities Fund
Investor Shares	0.4151	1.6003
Advisor Shares	0.4151	1.6003

Schroder Emerging Market Equity Fund
Investor Shares	—	—
Advisor Shares	—	—

Schroder Emerging Markets Multi-Cap Equity Fund
Investor Shares	0.4446	0.0716
Advisor Shares	0.4446	0.0716

Schroder International Alpha Fund
Investor Shares	0.0934	0.3557
Advisor Shares	0.0934	0.3557

Schroder International Multi-Cap Value Fund
Investor Shares	0.1053	0.1498
Advisor Shares	0.1053	0.1498

Schroder Global Multi-Cap Equity Fund
Institutional Shares	0.2494	0.5893
Institutional Service Shares	0.2494	0.5893

Notes

Notes

Privacy Statement

FACTS	WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

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Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

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When you are no longer our customer, we continue to share your information as described in this notice.

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Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
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For nonaffiliates to market to you	No	We Don’t Share

Questions?	For Schroder Mutual Funds, call BFDS at (800) 464-3108. For other inquiries, call Institutional Client Service at (212) 641-3800 or email clientserviceny@us.schroders.com

Who we are

Who is providing this notice?	• Schroder Investment Management North America Inc. • Schroder Mutual Funds • Schroder Fund Advisors LLC

What we do

How does Schroders protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is limited to employees who need it to perform their jobs.  Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?

We collect your personal information, for example, when you

•      open an account and provide account information

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Why can’t I limit all sharing?

Federal law gives you the right to limit only

•                   sharing for affiliates’ everyday business purposes—information about your creditworthiness

•      affiliates from using your information to market to you

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State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•                  Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•                  Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Schroders doesn’t jointly market.

Investment Advisor	Schroder Investment Management North America, Inc. 875 Third Avenue, 22nd Floor New York, NY

Trustees	Catherine A. Mazza (Chairman) Jay S. Calhoun Margaret M. Cannella Mark D. Gersten

Distributor	Schroder Fund Advisors LLC 875 Third Avenue, 22nd Floor New York, NY 10022

Transfer & Shareholder Servicing Agent	Boston Financial Data Services, Inc.

Custodian	JPMorgan Chase Bank

Counsel	Ropes & Gray LLP

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Schroder Capital Funds (Delaware) Schroder Series Trust Schroder Global Series Trust P.O. Box 55260 Boston, MA 02205-5260 (800) 464-3108 00131678

Schroder Mutual Funds

October 31, 2014	Annual Report

Fixed Income

Schroder Broad Tax-Aware Value Bond Fund

Schroder Emerging Markets Multi-Sector Bond Fund

Schroder Global Strategic Bond Fund

Schroder Long Duration Investment-Grade Bond Fund

Schroder Total Return Fixed Income Fund

Multi-Asset

Schroder Global Multi-Asset Income Fund

Alternatives

Schroder Absolute Return EMD and Currency Fund

Schroder Mutual Funds

Table of Contents

Letter to Shareholders	1

Management Discussion and Analysis	3

Schedule of Investments

Broad Tax-Aware Value Bond Fund	28

Emerging Markets Multi-Sector Bond Fund	34

Global Strategic Bond Fund	40

Long Duration Investment-Grade Bond Fund	47

Total Return Fixed Income Fund	50

Global Multi-Asset Income Fund	61

Absolute Return EMD and Currency Fund	70

Statements of Assets and Liabilities	74

Statements of Operations	76

Statements of Changes in Net Assets	78

Financial Highlights	82

Notes to Financial Statements	86

Report of Independent Registered Public Accounting Firm	104

Information Regarding Review and Approval of Investment Advisory Contracts	105

Disclosure of Fund Expenses	107

Trustees and Officers	109

Notice to Shareholders	111

Shareholder Voting Results	113

Proxy Voting (Unaudited)

A description of the Funds’ proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund’s Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds’ Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC’s website at http://www.sec.gov.

Form N-Q (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schroder Mutual Funds

December 8, 2014

Dear Shareholder:

The U.S. equity market performed well during the reporting period, with the S&P 500 breaking a number of record highs. In an environment of improving economic growth, companies have been performing well and generating strong earnings growth. We are, however, starting to see earnings momentum slow as companies struggle to maintain levels of strong growth. We believe that market consensus still expects high double-digit earnings growth in 2015, which may be a challenge given a slower growth backdrop and pressure on margins.

However, there are areas that could potentially surprise market expectations to the upside. For example, discretionary consumption has generally fallen short of expectations in an environment of subdued real income growth and efforts to restore personal balance sheets. A tighter jobs market and ongoing weakness in the oil price, among other things, boosts consumer purchasing power and should contribute to the potential for an acceleration in discretionary spending. With improving employment prospects and more money to spend, we expect to see U.S. discretionary spending as a percentage of disposal income rise, which should benefit durables and luxury goods-related companies.

It is worth mentioning that we do not expect the consumption recovery story to be derailed by potential interest rates hikes in 2015. Rate increases will likely prompt some volatility, but ultimately we believe the Federal Reserve will ease into a tightening phase slower than many in the marketplace currently expect and that consumption will be robust enough to withstand this.

In contrast to the improvement seen in the U.S., European and Japanese economic growth has slowed and policy measures implemented to support growth have resulted in weaker currencies. This is good news for companies with a global footprint, as they are likely to enjoy a boost to earnings and an increased competitiveness in the global marketplace.

For emerging markets, gradually improving demand from the U.S. and Europe should help exports, but we believe that progress will be slower than in past cycles. Similarly, the lack of a robust upturn in Chinese demand is expected to weigh on commodity producers such as Brazil and Russia. Russia also faces the challenge of becoming increasingly isolated from the world trading and financial system as the dispute with Ukraine continues.

Volatility in bond markets was conspicuous in its absence throughout most of the reporting period. Although market commentary was laden with indications of surprise, market volatility remained curiously stagnant. However, September and October offered something of a reality check in large part due to resurgent fears over global growth and volatility.

While some investors have viewed this as a cause for concern, we believe that as the monetary policy environment becomes more normal, a natural escalation of volatility from recent lows should be expected. Furthermore, volatility is central to generating outperformance, and its recent escalation has not significantly altered our expectations for bond markets in 2015.

Finally, there remain a number of geopolitical risks that could emerge (or re-emerge as the case may be) during the upcoming year. We expect this, along with the divergence of global growth and monetary policy action, to generate some volatility in 2015.

As we stated in the Funds’ Semi-Annual Report, in this type of environment, we believe that the investor who maintains a diversified portfolio — both across asset classes and geographic borders — should be able to weather the bumpy periods better than those who have high concentrations in one or two sectors or regions. We encourage you to consult with your financial advisor to ascertain whether your current mix of investments is suitable for your long-term objectives.

Again, we thank you for including Schroders in your financial plan and we look forward to our continued relationship.

Sincerely,

Mark A. Hemenetz, CFA
President

1

Schroder Mutual Funds

IMPORTANT INFORMATION CONCERNING MANAGEMENT DISCUSSION AND ANALYSIS AND PERFORMANCE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of October 31, 2014. The views expressed in the Management Discussion and Analysis sections (the “MD&As”) are those of the respective Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of Schroder Investment Management North America Inc. The MD&As contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained.  Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting Schroder Investment Management North America Inc. at (212) 641-3800 and is periodically updated on our website: www.schroderfunds.com.

2

Schroder Broad Tax-Aware Value Bond Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 8, 2014)

Performance

Effective October 17, 2014, the Schroder Broad Tax-Aware Value Bond Fund (the “Fund”) changed its benchmark to the Barclays Municipal Bond Index (the “Index”) because Schroders believes that it is a more appropriate comparative, broad-based market index for the Fund.  Previously, the Fund compared its performance to that of a custom benchmark, consisting of the BofA Merrill Lynch U.S. Municipal Large Cap Index (75%) and the Barclays U.S. Long Government Bond Index (25%) (the “Custom Benchmark”) on an after-tax basis.  For the twelve-month period ended October 31, 2014, the Schroder Broad Tax-Aware Value Bond Fund (the “Fund”) rose 13.85% compared to increases of 7.82% and 11.25% for the Index and the Custom Benchmark, respectively.

Market Background

Speculation surrounding the Federal Reserve’s (the “Fed”) tapering of its asset purchase program dominated economic headlines in Q4 2013.  The Fed finally took action in December 2013 by announcing it would trim its monthly asset purchases by $10 billion to a rate of $75 billion of assets per month, lowering both the purchases of Treasury Securities and Mortgage-Backed Securities (MBS) by $5 billion each.  In the post-Federal Open Market Committee (FOMC) press conference, Chairman Bernanke indicated that if economic conditions evolved in line with the Fed’s current forecasts, then the FOMC would probably make a similar small reduction to the pace of its monthly purchases at each meeting in 2014, with asset purchases culminating in the fall of 2014.

Overall market reaction to the announcement, which had been well telegraphed, was quiet.  Interest rates moved somewhat higher, while non-government sectors performed well versus Treasuries, reflecting continued demand for yield.  Economic data was generally strong in the fourth quarter, as Capital Expenditures (CAPEX) spending was not materially impacted by the government shutdown in October 2013. Gross Domestic Product (GDP) growth, payrolls and consumer confidence all came in above expectations as steady job growth and a surging stock market made investors more optimistic about the economy and hiring.

In Q1 2014, extreme weather caused economic data in the U.S. to undershoot expectations, deflationary pressures reappeared in Europe and emerging markets (EM) experienced a cluster of events that forced a re-evaluation of continued strong regional growth.  Investor confidence was nonetheless able to hold up extremely well, given the range of headwinds.  Indeed, the Argentine devaluation and subsequent selloff in EM (January) and Russian involvement in Ukraine (beginning in February) each had the potential to undermine markets, but we believe that they were ultimately nothing more than sideshows to events in developed markets during the reporting period where growth disappointed everywhere.

There was a downshift in economic optimism during Q2 2014 that belied the acceleration in actual data over the period.  Q1 GDP growth revisions were highly negative and spooked markets.  However, the surprising revision had much more to do with one-off accounting adjustments, volatile inventory and trade figures and the well-known bad weather, than it did from underlying changes in trend consumer spending and CAPEX.  Both employment and wage growth remained firm over the quarter, but persistent weakness in other developed markets appeared to be a cause for concern for investors.

Economic data continued the positive trend in Q3 2014.  Indeed, payrolls surprised to the upside in September, and the combination of job gains and strong hours worked materially increased the aggregate level of income.  U.S. manufacturing expanded solidly as well.  However, much more important to the U.S. market were headlines out of Europe, indicating deteriorating growth and dangerously low inflation.  In early September, Mario Draghi announced that the European Central Bank (ECB) plans to engage in a form of quantitative easing (QE) through the purchase of private sector credit, including Asset-Backed Securities (ABS) and covered bonds, in addition to a new cut in interest rates.

Throughout 2014, the Fed tried to maintain a delicate balance between ending zero interest rate policy and pulling accommodation away too soon.  The Fed stuck to its word by tapering its asset purchases at each meeting.  When the pace of tapering became well telegraphed, the focus for investors shifted to when the Fed would raise short term interest rates.  In their September meeting, the Fed retained much of the accommodative language referring to interest rates remaining low for “a considerable period” due to “significant underutilization of labor market resources” and yet they raised their year-end interest rate forecasts for 2015 and 2016. After last year’s misinterpreted comments around ending QE, we believe that the FOMC was acutely aware of market sensitivity to any tweaks in policy, and they were concerned that a violent spike upwards in interest rates could derail the recovery. For this reason, a very gradual approach to policy normalization remains likely for the coming years.

3

Portfolio Review

The Fund outperformed its current and prior benchmark for the twelve-month period ended October 31, 2014, net of fees.

Municipals have been the standout performer in the investment grade market so far this year. Perhaps even less popular than U.S. Treasuries at the end of 2013, long municipals have been the best performing investment grade sector this year with an excess return of 6.3% versus U.S. Treasuries during the reporting period.

Technicals remain positive for the municipal sector. The net supply of bonds continues to decline. In 2014, the net supply is expected to be negative $50 billion, which would make it the seventh straight year of negative net supply. At the same time, we believe that there is good demand at the long end of the municipal market coming from banks and insurance companies, which has rationalized valuations. In contrast, our view is that individuals currently dominate the short end of the market. At times, their extraordinary demand has even pushed municipal yields at some maturities through that of U.S. Treasuries on an after-tax basis.

Our proprietary measure of relative value, the Net Implied Tax Rate (NIT), is our preferred valuation metric for long municipals versus similarly rated long credits.  The higher the NIT, the more attractive municipal bonds are relative to long credits.  For the reporting period, the NIT ended at 13.7%, which is well below the 28% reported at the beginning of the year. However, for tax-paying investors, the current valuations remain attractive, particularly at the long end of the curve. Capital gains play an important role in the management of the Fund and we closely monitor the tax consequences before making any changes to the Fund composition.

Market Outlook

To date, it has been a fantastic year for bonds and for municipal bonds in particular, which fared far better than most anticipated in January. However, despite the recent spike in volatility, the opportunity in both relative and absolute terms in fixed income remains more limited than it has been in a number of years. Although we feel that the structural supports for the asset class remain firm, we are always concerned when the consensus comes around to that way of thinking.

While selective opportunities remain, particularly in pockets such as long corporates, selective ABS, and long municipals, we are not going to reach for yield just because there are limited alternatives elsewhere. Instead, we are happy to be patient and wait for the opportunity to materialize.

4

Comparison of Change in the Value of a $250,000 Investment in the Schroder Broad Tax-Aware Value Bond Fund — Investor Shares vs. the Barclays Municipal Bond Index, the 75/25 Hybrid of the BofA Merrill Lynch U.S. Municipal Large Cap Index and the Barclays U.S. Long Government Bond Index, and the Custom Hybrid*

Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

BofA Merrill Lynch U.S. Municipal Large Cap Index tracks the performance of large capitalization, US dollar denominated, investment-grade tax-exempt debt publicly issued by US states and territories in the US domestic market. Qualifying securities must have at least one year to final maturity, a fixed coupon, a minimum amount outstanding of $50 million and an investment-grade rating (based on an average of Moody’s, S&P and Fitch). Qualifying securities must also be within five years of their original issue date.

Barclays U.S. Long Government Bond Index is a market-capitalization weighted index consisting of all public obligations of the US Treasury and US government agencies, including quasi-federal corporations, and corporate or foreign debt guaranteed by the US government. All securities must have a maturity of ten years or more and be fixed rate.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2014	Annualized Since Inception (a)
Schroder Broad Tax-Aware Value Bond Fund —
Investor Shares	13.85%	7.50%
Barclays Municipal Bond Index (b)	7.82%	4.67%
75/25 Hybrid of the BofA Merrill Lynch U.S. Municipal Large Cap Index and the Barclays U.S. Long Government Bond Index	11.25%	4.96%
BofA Merrill Lynch U.S. Municipal Large Cap Index	10.61%	5.84%
Barclays U.S. Long Government Bond Index	13.10%	2.12%

(a) From commencement of fund operations on October 3, 2011.

(b) Effective October 17, 2014, the Fund changed its benchmark to the Barclays Municipal Bond Index because Schroders believes that it is a more appropriate comparative, broad-based market index for the Fund. Previously, the Fund compared its performance to that of a custom benchmark, consisting of the BofA Merrill Lynch U.S. Municipal Large Cap Index (75%) and the Barclays U.S. Long Government Bond Index (25%), on an after-tax basis.

5

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
United States Treasury Note 0.875%, 6/15/17	6.2%
Moreno Valley Unified School District 5.219%, 8/01/25	3.4
Sacramento Municipal Utility District, Ser A 5.000%, 8/15/41	3.0
Bay Area Toll Authority, Ser S-4 5.000%, 4/01/43	2.9
Metropolitan Transportation Authority, Ser E 5.000%, 11/15/43	2.9

Sector Allocation

Sector	% of Net Assets
Municipal Bonds	82.7%
U.S. Treasury Obligation	6.3
Corporate Obligations	5.4
Asset-Backed Securities	1.7
Other Assets less Liabilities	3.9

6

Schroder Emerging Markets Multi-Sector Bond Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 8, 2014)

Performance

For the twelve-month period ended October 31, 2014, the Schroder Emerging Markets Multi-Sector Bond Fund (the “Fund”) gained 3.48% (Investor Shares) and 3.32% (Advisor Shares) compared to its blended benchmark (consisting of 1/3 JPMorgan EMBI Global Diversified Index, 1/3 JPMorgan GBI Emerging Markets Global Diversified Index, and 1/3 JPMorgan CEMBI Broad Diversified Index, each of which is a broad-based basket of U.S. debt securities) (the “Index”) which rose 4.21%.

Market Background

The first quarter of the reporting period witnessed the Federal Reserve (the “Fed”) beginning to send signals that a definite end to bond purchases through quantitative easing would occur.  In addition, there was some relief that Chinese economic growth had regained its footing a bit, although growth in the rest of the world was generally tame and below expectations. Local currency issues continued to struggle at the end of 2013 from fears of Fed tapering as well as softening commodity prices. A positive outcome to Ukrainian turbulence—with a substantial aid package from Russia—helped spark a rally in a market in which we held a meaningful exposure.

Despite the market volatility, institutional demand for emerging market U.S. dollar exposure was quite robust in the second quarter of this reporting period. In January 2014, over US$20 billion of sovereign issuance took place, about three times the pace of the previous year.  This strong demand helped to place a floor under U.S. dollar-denominated debt throughout 2014. We also believe that it was an illustration that large institutions understood how cheap emerging market debt was relative to U.S. investment grade and high yield debt in a world of extended zero interest rates.

The markets started 2014 with a January decline in emerging market debt, as the U.S. and Chinese economies appeared heading towards tightened monetary policies.  This caution lasted only one month, as the markets began an extended run in February.  The main catalysts were an easing to the Ukraine tensions and the inking of an International Monetary Fund (IMF) deal that took prospects for a near-term default off the table.  Also, reserves continued to rebound in key countries like Turkey and Brazil where stability questions had surfaced. The template for adjustment to a lower liquidity environment—slower growth and lower external deficits—continued to move forward.

U.S. Treasury bonds turned in a strong second quarter of 2014 as volatility dropped significantly. After the Fed laid out a predictable, boring path of tapering that the market accepted, volatility began to steadily drop, prompting a sharp rally in duration.  Since August, however, we believe that the markets have focused more on soft economic growth around the globe. As the U.S. has led developed markets in growth, the U.S. dollar has risen, helping emerging market dollar debt, but providing a challenging environment for local currency issues.

Portfolio Review

The Fund lagged its blended benchmark over the past 12 months.  We had provided value over the benchmark for a good portion of the period, however, the last quarter saw the Fund underperforming.  The sudden shift to a slow growth, strong U.S. dollar environment saw the investment team reigning in our local currency exposure.  The market move was fairly dramatic, and suddenly the U.S. dollar strength story became conventional wisdom that was, as most things are, only obvious in hindsight.

Some of the Fund’s corporate positions, particularly energy issues in Indonesia, were negatively impacted by these trends.  Of the disappointing corporate positions that negatively contributed to performance over the last quarter, none are considered short-term default candidates. One bond is likely to restructure a 2015 maturity, but the extension is not expected to be overly punitive. Another is a convertible bond with an investor put option in 2017 above the current price, so barring a default we expect a recovery in this position and a gradual recovery in others. In addition, an overweight to Brazil, another major commodity dependent country, was trimmed back during this period.  Market sentiment about the recent presidential election was negative, where we believe a  low level of confidence in the incumbent Dilma Rousseff enacting needed structural reforms weighed down the market. Since the election, Rousseff has made various pronouncements that have given market reformers some hope.  As this is being written, Brazil has announced the appointment of a new finance minister widely considered to be market-friendly. The Fund had long been positioned for this outcome and we expect it to benefit from this in coming months.

Our allocation to high yield emerging market bonds was hurt in the last quarter of the reporting period, indeed underperforming investment grade issues in four of the last five months.  This is a fairly strong market move and may be evidence that crossover investors — global bond funds that had reached into emerging markets for enhanced yield — have pared back their allocations to the asset class somewhat.  This occurred after these issues provided significant value to our Fund during the rest of the period.  The Fund’s duration is now roughly neutral to its blended benchmark.

Major contributors to return included sovereign positions in Russia and the Philippines.  The Fund also added value through its hedged and underweight positions in local currency.  Detractors from return included corporate positions in Indonesia and local currency positions in South Africa.

7

Market Outlook

Given that we anticipate U.S. dollar strength to continue for some time, we are currently underweight our benchmark allocation to local currency positions.  We hold minimal exposure to the portion of the index that is highly correlated to the Euro. Instead, our current exposure is concentrated in Brazil, Indonesia, and Mexico, which we think represent strong fundamental investments in the asset class. We believe that current market conditions also make investment grade positions more attractive than high yield and we have subsequently over-weighted these in our portfolio.  In contrast, our high yield exposure, which we believe provides a strong yield, is placed in a diversified basket of relatively shorter duration bonds. In high yield issues, we are trimming allocations both to commodity-driven companies and countries and looking for companies with idiosyncratic stories and healthy growth prospects.

We feel that all emerging market debt, while not cheap, does provide value over what is available from other developed market fixed income.  U.S. dollar emerging market debt, in our view, has fewer headwinds and is therefore a more attractive area to invest.  Local currency returns, in particular, will depend upon the path of commodity prices.  If commodities can find a bottom and firm up, then reasonable returns could be produced in this sector in 2015.

Even within this sector there are divergences, and one needs to select positions very carefully.  For example, since Turkey is expected to benefit from lower oil prices, which can help provide a better current account balance, we do have some allocation to this country.  The Korean Won, in contrast, trades with a relatively high correlation to the Japanese Yen, which is fundamentally weak.  Because of this, we are avoiding Korea.  While local currency issues may seem less expensive on a historical basis, we do not yet see the catalyst that will project these bonds materially higher.

We believe that institutional demand for emerging market debt remains strong and more consistent than the sometimes fickle flows of retail investors.  This ensures that most emerging market debt issuers will continue to have access to markets, as we do not see a scenario where liquidity dries up materially.  We will maintain flexibility, as always, to try and capitalize on any significant shift in market sentiment.  This is one of the most desirable features of a multi-sector approach.

8

Comparison of Change in the Value of a $10,000 Investment in the Schroder Emerging Markets Multi-Sector Bond Fund — Investor and Advisor Shares vs. the 34/33/33 Hybrid of the JPMorgan EMBI Global Diversified Index, JPMorgan GBI Emerging Markets Global Diversified Index and JPMorgan CEMBI Broad Diversified Index

JPMorgan EMBI Global Diversified Index tracks total returns for US dollar denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

JPMorgan GBI Emerging Markets Global Diversified Index is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate domestic currency government bonds.

JPMorgan CEMBI Broad Diversified Index tracks total returns of US dollar denominated debt instruments issued by corporate entities in emerging markets countries.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2014	Annualized Since Inception (a)
Schroder Emerging Markets Multi-Sector Bond Fund —
Investor Shares	3.48%	4.99%
Advisor Shares	3.32%	4.81%
34/33/33 Hybrid of the following 3 indexes:	4.21%	6.83%
JPMorgan EMBI Global Diversified Index	8.55%	11.14%
JPMorgan GBI Emerging Markets Global Diversified Index	(2.68)%	0.82%
JPMorgan CEMBI Broad Diversified Index	6.92%	8.63%

(a) From commencement of fund operations on June 25, 2013.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

9

Top 5 Holdings

Security*	% of Net Assets
Petroleos Mexicanos 6.625%, 6/15/35	6.2%
Panama Government International Bond 4.300%, 4/29/53	6.0
Russian Foreign Bond - Eurobond 3.500%, 1/16/19	5.0
Mexican Bonos 7.500%, 6/03/27	4.4
Republic of Belarus 8.750%, 8/03/15	3.6

* Excludes Short-Term Investments.

Geographic Allocation

Allocation	% of Net Assets
Latin America	53.9%
Asia/Far East	20.0
Europe	10.5
Middle East	8.0
North America	2.9
Africa	2.6
Other Assets less Liabilities	2.1

10

Schroder Global Strategic Bond Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 8, 2014)

Performance

Schroder Global Strategic Bond Fund (the “Fund”) commenced activities on June 23, 2014. During the period from inception to October 31, 2014, the Fund rose 1.68% (Investor Shares) and 1.64% (Advisor Shares) compared to an increase of 0.08% for the 3-month USD Fixed LIBOR Index (the “Index”), a widely used measure of short term cash returns.

Market Background

In the first half of the year, there was no change to monetary policy in the U.S. and the U.K., though expectations of a rise in interest rates escalated. Economic progress continued in a positive vein. Amid this progress, both the Federal Reserve (the “Fed”) and the Bank of England (BoE) faced further tightening pressure, and U.S. Treasury and gilt yields crept up through June. In the Eurozone, the stagnation of economic data persisted, and the European Central Bank (ECB) acted to try to stimulate growth and inflation by cutting key interest rates and revealing a new loan facility. In both China and Japan, central bank intervention was under scrutiny for its efficacy much the same as in the world’s major economies.

The third quarter of 2014 provided more varied market returns for fixed income. Fixed income market movements remained hinged on investor perception of ‘dovishness’ from the world’s major central banks. However, mixed economic data and elevated geopolitical risks introduced a degree of volatility. In the U.S., Q2 2014 Gross Domestic Product (GDP) fulfilled investor hopes of a strong rebound, reflecting robust growth of 4.6%. Fed Chair Janet Yellen offered little in the way of additional detail at the Jackson Hole summit in August as to when the Fed will increase rates. In this regard, numerous parallels remain between the U.K. and the U.S. economies. Unemployment in the U.K. fell in line with expectations to 6.2% during Q3 2014, yet wage growth remains absent in real terms. Thus, immediate pressure on the Fed and BoE to raise rates appears to have cooled in the short term. In the Eurozone, regional inflation also fell further, prompting ECB President Mario Draghi into a second rate cut in months. Furthermore, the ECB announced its long expected asset buying program, focusing on Asset-Backed Securities (ABS) and covered bonds.

Volatility returned to markets at the start of Q4 2014. Through the first half of October, concerns over global growth, and in particular the Eurozone, led to a sharp selloff in risk assets. Credit markets sold off, and the 10-year Treasury yield experienced a dramatic “flash-crash.” However, markets recovered through the remaining half of the month, as risk appetites returned. In the U.S., the Fed carried out its plan to end quantitative easing at the end of October. The U.S. economy also continued in its well hewn path of positive economic updates, though fragility elsewhere in the world cooled concerns surrounding a hawkish turn on Fed policy. The Eurozone continues to languish in a low growth, low inflation environment that has bolstered expectations of further ECB intervention.

Portfolio Review

During the period from inception to October 31, 2014, the Fund’s currency and country allocations were the main drivers of returns.

At launch, we took short duration positions in the U.S. and U.K., as we had seen progress in the economic environment in both countries. We continue to believe the Fed and BoE face further tightening pressure, and as a result, have maintained the portfolio’s underweight duration stance.

In Europe we began with long duration exposure due to the persistence of disappointing economic data, and have maintained that position throughout the period due to no further progress emerging.

The Fund’s short duration bias in both the U.S. and U.K. proved to be a painful trade during the start of Q3 2014, as yields continued to fall, but it recovered some of its losses in September. We continue to see progress in both the U.K. and U.S. economies, and as a result, they continue to edge ever closer to rate hikes as part of a tightening cycle. As a result, we maintained the underweight duration bias in these regions. Markets also experienced a concentrated, but outsized, dip in U.S. Treasury yields during the middle of October. The portfolio’s short exposure to U.S. sovereign bonds acted against gains, despite U.S. Treasury yields largely recovering by month-end. Our live risk monitoring tools allowed us to actively manage the risk exposure and limit downside participation in early October. The short exposure was then reinstated once more in the latter half of the month. This allowed us to capture much of the rebound in yields.

We held a position that anticipated a flatter yield curve in the U.S. over the period, and this was closed out at a profit during September, as we have seen significant flattening of the curve over the period.

11

In terms of our country positioning, our relative value trade of U.S. into Europe contributed positively to overall performance for the whole period bar October. We tactically held a U.S. into U.K. duration position during the first half of Q3 2014, and this performed well. After the announcement of the asset purchasing program in Europe, we opened a relative value country trade favoring peripheral Europe versus core economies, as we expected the periphery to be well supported by the accommodative monetary policy, and this performed well during September.

In terms of currency positioning, the portfolio’s outright short exposure to the Euro added to returns for the majority of the period, particularly during September, after the ECB announced its asset purchase program. We maintain our stance that the current scale of the program will not be sufficient to make a meaningful impact, and we expect it to be expanded. As a result, we maintain this short bias to the Euro, though we reduced the risk held in this position during October. We also entered into a short Sterling versus long Japanese Yen position during July, as Sterling looked expensive, and amid the concern around Ukraine, the Yen was acting as a perceived safe haven. This performed well over Q3 2014, but we closed out of this ahead of the Scottish referendum due to uncertainty in the market.

We built a position in U.S. inflation-linked bonds during September. We believe that rising inflation is the only piece missing from macroeconomic data in the U.S. before a rate hiking cycle is likely to begin. However, we expect that wage pressure is likely to increase in the coming months, thus pushing up inflation.

The Fund’s idiosyncratic credit positioning proved beneficial during August, adding to returns. We have begun to rotate our European bias into longer dated U.S. corporate issues. The U.S. pension market, as a natural buyer for these assets, should provide long term support to the longer end of the U.S. market. We continue to focus on idiosyncratic credit selection rather than gaining more general exposure to the corporate market.

Market Outlook

We have held for a number of months that, with the improving trend of macroeconomic data from both the U.K. and the U.S., a series of rate hikes will ultimately be required from the Fed and the BoE. Through the year to date, we believe that both of these central banks have persisted with a dovish stance, as wage growth remains absent in real terms. However, the tone of rhetoric has changed recently, with the Fed’s Board of Governors now recognizing that amid a lower unemployment rate and solid job gains, the “underutilization of labor resources is gradually diminishing.” We are, therefore, comfortable with the thesis that the next natural step for the U.S. economy is a tightening cycle.

The U.K. is more closely linked to the Eurozone than the U.S. is. The Monetary Policy Committee (MPC), in its October minutes, highlighted that pay growth remains weak, and CPI has recently fallen further below the MPC’s 2% target. The U.K. economy broadly continues to expand at slightly above its long term average, but our view is that momentum has dwindled. As with the U.S., we do expect that a tightening cycle is in store for 2015, but that it will be shorter and smaller in scope than the hikes imposed by the Fed.

The Eurozone outlook has darkened further with contraction and uncomfortable closeness to deflation. As such, we see no reason to review our long-held belief that the ECB has been too timid in its approach to overturning the negative trend. The monetary policies announced by the ECB this year were positive developments, but we believe that they are insufficient in scale to alter the trajectory of the Euro area’s economy. We see full sovereign quantitative easing not just as a likely option for the ECB, but as an imperative. As a result, we maintain our relative value country position favoring peripheral Europe over core economies.

In credit markets, the influence of massively accommodative policies from major central banks has meant that spreads remain tight relative to historic averages. Our view is that a number of investment opportunities exist in specific areas of the yield curve, but broad market or ‘beta’ returns have largely been squeezed out of the market.

We believe that currency markets remain an active opportunity set for macro investors. The divergence of economic prospects across the world’s developed and emerging economies allows for a number of relative plays in currency markets. We favor the U.S. dollar in terms of structural support, but will aim to capture additional return from the outperformance of the dollar relative to less robust currencies such as the Euro, Canadian dollar, or Yen.

12

Comparison of Change in the Value of a $10,000 Investment in the Schroder Global Strategic Bond Fund — Investor and Advisor Shares vs. the 3-month USD Fixed LIBOR

The 3-month USD Fixed LIBOR is the average interest rate that lending banks charge when lending to other banks in the London Interbank market for a period of three months.

PERFORMANCE INFORMATION

Cumulative Since Inception(a)
Schroder Global Strategic Bond Fund —
Investor Shares	1.68%
Advisor Shares	1.64%
3-month USD Fixed LIBOR	0.08%

(a) From commencement of fund operations on June 23, 2014.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
United States Treasury Inflation Indexed Bond 0.125%, 4/15/19	11.1%
Italy Buoni Poliennali Del Tesoro 2.500%, 12/01/24	3.6
Mexican Bonos 8.000%, 6/11/20	3.4
European Investment Bank 0.633%, 1/05/16	2.8
KFW 0.658%, 3/09/15	2.6

Sector Allocation

Sector	% of Net Assets
Corporate Obligations	57.0%
U.S. Treasury Obligations	12.5
Foreign Government Bonds	9.1
Collateralized Mortgage Obligations	7.2
Purchased Options	0.0
Other Assets less Liabilities	14.2

13

Schroder Long Duration Investment-Grade Bond Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 8, 2014)

Performance

For the twelve-month period ended October 31, 2014, the Schroder Long Duration Investment-Grade Bond Fund (the “Fund”) rose 15.51%, compared to the Barclays U.S. Long Government/Credit Bond Index (the “Index”), a broad-based basket of debt securities, which increased 13.02% during the same period.

Market Background

Speculation surrounding the Federal Reserve’s (the “Fed”) tapering of its asset purchase program dominated economic headlines in Q4 2013.  The Fed finally took action in December 2013 by announcing it would trim its monthly asset purchases by $10 billion to a rate of $75 billion of assets per month, lowering both the purchases of Treasury Securities and Mortgage-Based Securities (MBS) by $5 billion each.  In the post-Federal Open Market Committee (FOMC) press conference, Chairman Bernanke indicated that if economic conditions evolved in line with the Fed’s current forecasts, then the FOMC would probably make a similar small reduction to the pace of its monthly purchases at each meeting in 2014, with asset purchases culminating in the fall of 2014.

Overall market reaction to the announcement, which had been well telegraphed, was quiet.  Interest rates moved somewhat higher, while non-government sectors performed well versus Treasuries, reflecting continued demand for yield.  Economic data was generally strong in the fourth quarter, as Capital Expenditures (CAPEX) spending was not materially impacted by the government shutdown in October 2013. Gross Domestic Product (GDP) growth, payrolls, and consumer confidence all came in above expectations as steady job growth and a surging stock market made investors more optimistic about the economy and hiring.

In Q1 2014, extreme weather caused economic data in the U.S. to undershoot expectations, deflationary pressures reappeared in Europe, and emerging markets (EM) experienced a cluster of events that forced a re-evaluation of continued strong regional growth.  Investor confidence was nonetheless able to hold up extremely well given the range of headwinds.  Indeed, the Argentine devaluation and subsequent selloff in EM (January) and Russian involvement in Ukraine (beginning in February) each had the potential to undermine markets, but we believe that they were ultimately nothing more than sideshows to events in developed markets during the reporting period where growth disappointed everywhere.

There was a downshift in economic optimism during Q2 2014 that belied the acceleration in actual data over the period.  Q1 GDP growth revisions were highly negative and spooked markets.  However, the surprising revision had much more to do with one-off accounting adjustments, volatile inventory and trade figures, and the well-known bad weather, than it did from underlying changes in trend consumer spending and CAPEX.  Both employment and wage growth remained firm over the quarter, but persistent weakness in other developed markets appeared to be a cause for concern for investors.

Economic data continued the positive trend in Q3.  Indeed, payrolls surprised to the upside in September, and the combination of job gains and strong hours worked materially increased the aggregate level of income.  U.S. manufacturing expanded solidly as well.  However, much more important to the U.S. market were headlines out of Europe indicating deteriorating growth and dangerously low inflation.  In early September, Mario Draghi announced that the European Central Bank (ECB) plans to engage in a form of quantitative easing (QE) through the purchase of private sector credit, including Asset-Backed Securities (ABS) and covered bonds, in addition to a new cut in interest rates.

Throughout 2014, the Fed tried to maintain a delicate balance between ending zero interest rate policy and pulling accommodation away too soon.  The Fed stuck to its word by tapering its asset purchases at each meeting.  When the pace of tapering became well telegraphed, the focus for investors shifted to when the Fed would raise short-term interest rates.  In their September meeting, the Fed retained much of the accommodative language referring to interest rates remaining low for “a considerable period” due to “significant underutilization of labor market resources” and yet they raised their year-end interest rate forecasts for 2015 and 2016. After last year’s misinterpreted comments around ending QE, we believe that the FOMC was acutely aware of market sensitivity to any tweaks in policy, and they were concerned that a violent spike upwards in interest rates could derail the recovery. For this reason, a very gradual approach to policy normalization remains likely for the coming years.

Portfolio Review

The Fund outperformed its benchmark for the twelve-month period ended October 31, 2014, net of fees. The two main themes within the Fund over the previous twelve months were an out of benchmark allocation to tax-exempt municipals and an overweight to long corporates. The allocation to tax-exempt municipals proved to be the primary driver of outperformance as valuations have returned to more ordinary levels. The overweight to long corporates did not have a material impact on performance, as credit spreads have remained fairly stable over the previous twelve months.

14

2014 has seen a decided turn in the tax-exempt municipal market as mutual fund flows have stabilized and non-conventional buyers have become more significant players in the market. Municipals have been the standout performer in the investment grade market so far this year. We believe that valuations of tax-exempt municipals relative to taxable bonds have improved dramatically. Based on our valuation metric, which compares long municipals with similarly-rated credits, the municipal sector has moved to more normalized levels. As a result, we trimmed the exposure in the Fund.

Corporates remain a significant overweight within the Fund. The credit curve has steepened substantially for longer-dated maturities. We believe that this offers an attractive entry point to add select credits at the margin, especially as we have pared down our municipal position. We continue to believe insurance and pension demand for credits will continue to support valuations. While we can make the argument that investment grade corporate fundamentals and technicals are broadly supportive of current valuations, we remain conscious of the more idiosyncratic risks that are percolating below the surface, including merger & acquisition activity and share buybacks.

Market Outlook

To date, it has been a fantastic year for bonds and for municipal bonds in particular, which have fared far better than most anticipated in January. However, despite the recent spike in volatility, the opportunity in both relative and absolute terms in fixed income remains more limited than it has been in a number of years. Although we feel that the structural supports for the asset class remain firm, we are always concerned when the consensus comes around to that way of thinking.

While selective opportunities remain, particularly in pockets such as long corporates and selective ABS, we are not going to reach for yield just because there are limited alternatives elsewhere. Instead, we are happy to be patient and wait for the opportunity to materialize.

15

Comparison of Change in the Value of a $250,000 Investment in the Schroder Long Duration Investment-Grade Bond Fund — Investor Shares vs. the Barclays U.S Long Government/Credit Bond Index

Barclays U.S. Long Government/Credit Bond Index is a bond market index covering the US investment-grade fixed corporate and government bond market. The index consists of publicly issued corporate, US government and specified foreign debentures and secured notes. All securities must have at least ten years to maturity and be rated investment-grade by at least two of the following ratings agencies: Moody’s, S&P and Fitch, and be dollar-denominated, fixed rate and nonconvertible.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2014	Annualized Since Inception (a)
Schroder Long Duration Investment-Grade Bond Fund —
Investor Shares	15.51%	8.98%
Barclays U.S. Long Government/Credit Bond Index	13.02%	4.75%

(a) From commencement of fund operations on October 3, 2011.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
United States Treasury Bond 4.500%, 2/15/36	16.2%
United States Treasury Bond 3.625%, 2/15/44	3.4
University of California, Ser AD 4.858%, 5/15/12	3.2
MetLife 5.875%, 2/06/41	3.2
Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3 6.150%, 6/15/39	3.1

Sector Allocation

Sector	% of Net Assets
Corporate Obligations	64.1%
U.S. Treasury Obligations	20.9
Tax-Exempt Municipal Bonds	5.1
Taxable Municipal Bond	3.2
Asset-Backed Security	3.1
Other Assets less Liabilities	3.6

16

Schroder Total Return Fixed Income Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 8, 2014)

Performance

During the twelve-month period ending October 31, 2014, the Schroder Total Return Fixed Income Fund (the “Fund”) gained 4.97% (Investor Shares) and 4.70% (Advisor Shares), compared to the Barclays U.S. Aggregate Bond Index (the “Index”), a broad-based basket of U.S. debt securities, which gained 4.14%.

Market Background

Speculation surrounding the Federal Reserve’s (the “Fed”) tapering of its asset purchase program dominated economic headlines in Q4 2013.  The Fed finally took action in December 2013 by announcing it would trim its monthly asset purchases by $10 billion to a rate of $75 billion of assets per month, lowering both the purchases of Treasury Securities and Mortgage-Backed Securities (MBS) by $5 billon each.  In the post-Federal Open Market Committee (FOMC) press conference, Chairman Bernanke indicated that if economic conditions evolved in line with the Fed’s current forecasts, then the FOMC would probably make a similar small reduction to the pace of its monthly purchases at each meeting in 2014, with asset purchases culminating in the fall of 2014.

Overall market reaction to the announcement, which had been well telegraphed, was quiet.  Interest rates moved somewhat higher as tapering had been well telegraphed, while non-government sectors performed well versus Treasuries, reflecting continued demand for yield.  Economic data was generally strong in the fourth quarter, as Capital Expenditure (CAPEX) spending was not materially impacted by the government shutdown in October 2013. Gross Domestic Product (GDP) growth, payrolls and consumer confidence all came in above expectations as steady job growth and a surging stock market made investors more optimistic about the economy and hiring.

In Q1 2014, extreme weather caused economic data in the U.S. to undershoot expectations, deflationary pressures reappeared in Europe and emerging markets experienced a cluster of events that forced a re-evaluation of continued strong regional growth.  Investor confidence was nonetheless able to hold up extremely well given the range of headwinds.  Indeed, the Argentine devaluation and subsequent selloff in Emerging Markets (EM)  (January) and Russian involvement in Ukraine (beginning in February) each had the potential to undermine markets, but we believe that they were ultimately nothing more than sideshows to events in developed markets during the reporting period where growth disappointed everywhere.

There was a downshift in economic optimism during Q2 2014 that belied the acceleration in actual data over the period.  Q1 GDP growth revisions were highly negative and spooked markets.  However, the surprising revision had much more to do with one-off accounting adjustments, volatile inventory and trade figures and the well-known bad weather, than it did from underlying changes in trend consumer spending and CAPEX.  Both employment and wage growth remained firm over the quarter, but persistent weakness in other developed markets appeared to be a cause for concern for investors.

Economic data continued the positive trend in Q3 2014.  Indeed, payrolls surprised to the upside in September, and the combination of job gains and strong hours worked materially increased the aggregate level of income.  US manufacturing expanded solidly as well.  However, much more important to the U.S. market were headlines out of Europe indicating deteriorating growth and dangerously low inflation.  In early September, Mario Draghi announced that the European Central Bank (ECB) plans to engage in a form of quantitative easing (QE) through the purchase of private sector credit, including Asset-Backed Securities (ABS) and covered bonds, in addition to a new cut in interest rates.

Throughout 2014, the Fed tried to maintain a delicate balance between ending zero interest rate policy and pulling accommodation away too soon.  The Fed stuck to its word by tapering its asset purchases at each meeting.  When the pace of tapering became well telegraphed, the focus for investors shifted to when the Fed would raise short term interest rates.  In their September meeting, the Fed retained much of the accommodative language referring to interest rates remaining low for “a considerable period” due to “significant underutilization of labor market resources” and yet they raised their year-end interest rate forecasts for 2015 and 2016.  After last year’s misinterpreted comments around ending QE, we believe that the FOMC was acutely aware of market sensitivity to any tweaks in policy, and they were concerned that a violent spike upwards in interest rates could derail the recovery. For this reason, a very gradual approach to policy normalization remains likely for the coming years.

Portfolio Review

The Fund’s investment strategy remained relatively consistent throughout the year. The Fund was positioned to benefit from falling volatility and by collecting higher yield from diversified sources. Sector allocation emphasized further decreasing exposure to market sectors that we believed were either crowded or where yields didn’t compensate for normal volatility.  The two main themes in the Fund, positioning for a flatter yield curve and owning very few U.S. Treasuries in favor of securitized investments, remained in place for the majority of the year.

The biggest contributor to returns over the year was our yield curve flattening position.  Also, overweight positions in ABS, municipals, and Commercial Mortgaged-Backed Securities (CMBS) added to performance.  The biggest detractor from performance was an underweight to MBS pass-throughs.

17

Market Outlook

It has been a fantastic year for bonds through 3Q 2014 and into the start of the 4th quarter, far better than most anticipated in January. However, despite the recent spike in volatility, the opportunity in both relative and absolute terms in fixed income remains more limited than it has been in a number of years. The liquidity question is fundamental in assessing the environment for spread product, and risk assets in general. We believe that he juggernaut of liquidity provided by global central banks coupled with the absence of alternatives for yield-starved investors has been pivotal in the strong performance of all spread products. Understanding the evolution of central bank actions will be crucial to the performance of fixed income overall.

Our duration positioning was short to start the year. However, in October we started to build a more strategic shorter duration position as 10-year bond yields dropped below 2% and investor positioning moved from significantly short to more neutral. From a valuation and economic perspective, we believe this to be an opportune time to take a more defensive position. We added to a position in Treasury Inflation-Linked bonds. Inflation expectations are currently very subdued in the U.S. and we believe the gradual recovery of the economy and likely upward pressure on wages will see this reverse. The Fund is heavily barbelled between 30-year maturities and 1-2 year maturities.  We are avoiding intermediate bonds due to sensitivity to rising interest rates and expect the Fed to become more hawkish in coming months as growth continues to improve. Our 30 year exposure is concentrated in corporate bonds where we believe that risk premiums remain relatively high and long-term structural demand from pension/insurance companies will provide support.

18

Comparison of Change in the Value of a $10,000 Investment in the Schroder Total Return Fixed Income Fund — Investor and Advisor Shares vs. the Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have a least one year remaining to maturity. The Index is not managed.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2014	Five Years Ended October 31, 2014 (a)	Annualized Since Inception (b)
Schroder Total Return Fixed Income Fund —
Investor Shares	4.97%	4.98%	5.33%
Advisor Shares	4.70%	4.72%	5.06%
Barclays U.S. Aggregate Bond Index	4.14%	4.22%	4.70%

(a) Average annual total return.

(b) From commencement of fund operations on December 31, 2004.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost

Top 5 Holdings

Security	% of Net Assets
United States Treasury Note 2.375%, 8/15/24	7.6%
FHLMC 4.000%, 7/01/44	5.5
United States Treasury Inflation Indexed Bond 0.125%, 4/15/19	3.8
United States Treasury Note 3.375%, 5/15/44	3.5
United States Treasury Note 0.375%, 6/30/15	1.5

Sector Allocation

Sector	% of Net Assets
Corporate Obligations	29.6%
U.S. Treasury Obligations	22.0
U.S. Government Mortgage-Backed Obligations	19.7
Asset-Backed Securities	11.3
Collateralized Mortgage Obligations	7.8
Commercial Mortgage-Backed Obligations	3.0
Sovereign Governments	2.2
Municipal Bonds	1.2
Other Assets less Liabilities	3.2

19

Schroder Global Multi-Asset Income Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 8, 2014)

Performance

Schroder Global Multi-Asset Income Fund (the “Fund”) commenced activities on June 23, 2014. During the period from inception to October 31, 2014, the Investor Shares of the Fund declined -0.83% and Advisor Shares declined -0.92%. The blended benchmark consisting of 70% JPMorgan Global Aggregate Bond Index, a broad-based measure of global investment grade fixed-rate debt markets and 30% MSCI All Country World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, (the “Index”) declined -1.71%.

Market Background

Geopolitical tensions and concerns about growth outside the U.S. and divergent central bank policy were major themes in the latter half of the year. Investors speculated about the timing of the first Federal Reserve (the “Fed”) rate hike next year and the possibility of further expansionary monetary policy by the European Central Bank (ECB). This speculation led to a significant strengthening in the U.S. dollar, which impacted equity market performance in local currency terms. Earlier in the period, both Japanese and European equities benefited from their cheaper currencies, while emerging equities suffered. Overall, global equities came under pressure as geopolitical tensions rose. The Middle East crisis weighed on investor sentiment, as did the uncertainty in Ukraine and the sanctions on Russia. Concerns over global growth were also a factor after some disappointing macroeconomic data from Europe and China.

Global growth outside the U.S. was weak during the period. Although emerging market exports typically rise following a recovery in developed markets, they failed to improve, partially due to market consumers not seeing an increase in spending power. In Japan, some of the optimism surrounding the central bank and fiscal policy faded, although we believe that the focus on shareholder returns and efficient use of capital is a long term positive. In addition, the rise in consumption tax from 5% to 8% this year had a greater (negative) impact on the economy than was realized. Concerns over slowing growth in Europe and in emerging markets, the prospect of Quantitative Easing (QE) ending and geopolitical risks all culminated in October, causing global equity markets to sell-off sharply. However, the second half of the month witnessed a significant rebound across many equity markets as investor concerns faded. The S&P 500 recovered 10% intra-month after a 7% correction, while the U.S. 10-year Treasury yield rallied more than 50bps. Economic data releases continue to remain relatively mixed across Europe and emerging markets, although the U.S. economy continued to make good progress in October. Furthermore, Japanese sentiment was buoyed by a surprise month end announcement by the Bank of Japan (BOJ) to further expand its asset purchasing program in light of concerns about slowing growth and lower inflation.

Fixed income performance was more varied. While credit markets and sovereign bonds continued to make overall progress, strong returns in August were sandwiched between lackluster performances in July and September. In the Eurozone, the ECB’s introduction of further rate cuts and an asset purchase scheme saw sovereign yields draw to new lows across the region. The 10-year bund yield fell from 1.25% to 0.95%. Our continued diversification of the U.S. investment grade portfolio helped in October, as investment grade debt proved to be more resilient than high yield.

Portfolio Review

Over the period, we sought to utilize the Fund’s full flexibility to find the best risk-adjusted yield opportunities and to manage the active risk management overlay. While physical equity exposure remained just shy of 40%, including Real Estate Investment Trusts (REITs), we actively hedged this exposure through a combination of put options on the S&P 500 and futures on the EuroStoxx 50, the S&P 500, and the MSCI Emerging Markets Index.

In July, equity markets corrected due to a combination of Russian geopolitical risk, Portuguese banking stress and a stronger than expected U.S. second quarter Gross Domestic Product (GDP), which brought forward market expectations for a possible Fed rate hike. Including REITs, the Fund’s total equity exposure was approximately 40%. During the month of July, we reduced the Fund’s sensitivity to equity markets over the month by buying put options on the S&P 500 Index and the EuroStoxx 50 Index. Given less attractive valuations, we further reduced the Fund’s exposure to European investment-grade bonds and reallocated to U.S. investment-grade bonds at the start of the period. We also added further to emerging market debt (U.S. dollar and local currency allocations), which offered some relative value when compared to high yield during the month. The most significant change over the month was an increase in duration, to 3.5 years, as we removed the Fund’s duration hedges.

An opportunity arose to take profits on the Fund’s option positions as markets continued to sell-off into early August, and as European data releases softened and investors weighed the impact of further Russian sanctions. Weakness in U.S. high yield improved valuations relative to emerging market debt in August and, as a result, we saw this as an opportunity to increase our overall exposure to the asset class. As a result, we took advantage of this opportunity. Given the significant spread between gilts and bunds, and the possibility of a rate increase from the Bank of England (BoE), we had rotated away from Continental Europe and towards the U.K. within our European investment grade bond allocation. The Fund’s equity exposure remained relatively constant from the previous months, although we implemented hedges using futures on the German DAX, the UK FTSE 100, and the broad emerging market equity indices. These hedges amounted to close to a quarter of the Fund’s equity allocation and were put in place in response to weaker than expected data releases in a number of regions. We reduced the Fund’s duration by close to one year towards the beginning of

20

September in anticipation of a backup in yields post the ECB’s easing announcement. These hedges were then removed mid-month following a rise in government bond yields. We also took advantage of the weakness in U.S. and European high yield, increasing the Fund’s allocations over the month, while we continued to reduce the Fund’s exposure to emerging market currency in anticipation of further U.S. dollar strength.

Similar to September, the Fund’s total physical equity exposure remained at approximately 40% in October. In order to fully hedge the Fund’s equity exposure, we also purchased put options on the S&P 500, as well as futures on the EuroStoxx, the S&P 500, and the broad emerging market indices at the beginning of month. These protective strategies were mostly removed mid-month following the sharp correction in markets. As equity markets recovered sharply and volatility dropped towards month-end, we reintroduced some equity protection by purchasing S&P 500 put options.

We maintained the Fund’s preference for bonds with longer-dated maturities. Specifically, within the investment grade portfolio, we focused on longer-dated U.K. and U.S. bonds, which offered better value than equivalent bonds in the eurozone. We also took the recent correction in the U.S. high yield market as an opportunity to increase our exposure during the month. While we broadly maintained the emerging market debt (U.S. dollar and local currency) levels, we reduced some of the emerging market currency exposure through hedges for the first half of the month.

Market Outlook

With QE ending in the U.S., further easing by the Bank of Japan, and increased expansion by the European Central Bank, we believe the divergence in regional monetary policy will continue to drive divergence in regional asset classes. Our view is that moderate global growth and inflation rates still justify low bond yields, while asset returns are likely to be more sensitive to the delivery of stronger economic growth going forward. For this reason, focusing on active risk management, flexibility, and higher quality assets that are attractively valued remain at the core of our investment strategy.

21

Comparison of Change in the Value of a $10,000 Investment in the Schroder Global Multi-Asset Income Fund — Investor and Advisor Shares vs. the 70/30 Hybrid of the JPMorgan Global Aggregate Bond Index and MSCI AC World Index

JPMorgan Global Aggregate Bond Index is a U.S. dollar denominated, investment-grade index spanning asset classes from developed to emerging markets, and extends the U.S. index to also include multi-currency, investment-grade instruments.

MSCI AC World Index is a market weighted index composed of companies representative of the market structure of certain companies located in Europe, Australasia and the Far East, and reflects the dividends net of nonrecoverable withholding tax.

PERFORMANCE INFORMATION

Cumulative Since Inception (a)
Schroder Global Multi-Asset Income Fund —
Investor Shares	(0.83)%
Advisor Shares	(0.92)%
70/30 Hybrid of the JPM Global Aggregate Bond Index and the MSCI AC World Index	(1.71)%
JPMorgan Global Aggregate Bond Index	(1.75)%
MSCI AC World Index	(1.63)%

(a) From commencement of fund operations on June 23, 2014.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

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Top 5 Holdings

Security	% of Net Assets
Tenet Healthcare 6.000%, 10/01/20	1.7%
Altice 7.750%, 5/15/22	1.7
Sirius XM Radio 6.000%, 7/15/24	1.7
Brazil Notas do Tesouro Nacional Serie F 10.000%, 1/01/21	1.5
Oil India 5.375%, 4/17/24	1.3

Sector Allocation

Sector	% of Net Assets
Corporate Obligations	41.8%
Common Stock	34.6
Foreign Government Bonds	11.5
Exchange Traded Funds	3.0
Closed-End Funds	1.9
Preferred Stock	0.5
Municipal Bond	0.4
Purchased Options	0.2
Other Assets less Liabilities	6.1

23

Schroder Absolute Return EMD and Currency Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 8, 2014)

Performance

For the twelve-month period ended October 31, 2014, the Schroder Absolute Return EMD and Currency Fund (the “Fund”) gained 0.83% (Investor Shares) and 0.68% (Advisor Shares), compared to the 3-Month USD Fixed LIBOR Index (the “Index”), a widely used measure of short term cash returns, which rose 0.24%.

Market Background

Although the Federal Reserve was in the process of terminating its asset purchases program, the recovery in U.S. commercial bank lending remained remarkably resilient.  This dichotomy between recovering U.S. private credit growth and tighter U.S. monetary policy provided strong support for the U.S. dollar.  This, in turn, had a negative impact on global financial liquidity.  Emerging markets (EM) faced the double whammy of headwinds from tighter U.S. monetary policy and China’s deteriorating growth trajectory, although select EM countries (e.g. Brazil, India and Indonesia) appeared to benefit in relative terms from policymaking, such as exchange rate adjustments, tighter monetary policies and improvements in their reform prospects.

Portfolio Review

The Fund ended what was a challenging and volatile reporting period for global financial markets with a small positive return.  At the beginning of the period, the Fund maintained an overall cautious stance, with a focus on select investment opportunities in emerging government debt markets, with a particular preference for local bonds in Brazil, Indonesia, India, Vietnam, and South Africa.  In our view, investments in these markets were supported by improved valuations and by policies that were initiated in an attempt to cure inflationary and balance of payments pressures that have appeared in recent years.  We believe that the Fund was also able to benefit from the trend of falling U.S. rates by building a modest collection of carefully chosen EM external debt positions.

However, the constructive investment stance adopted in late 2013 was tempered during the third quarter of 2014 as markets started to come under pressure.  The Fund scaled back on a number of core exposures for risk control reasons, as the Investment Team adopted a more cautious stance on a number of bond and currency markets due to a culmination of tightening global financial liquidity, political elections, and the consequent uncertainty in a number of key countries, as well as further evidence of weakness in China.

Market Outlook

Global

•                  Deteriorating global financial liquidity could sooner rather than later lead to a major market scare. China, where we believe that the credit cycle remains the most overextended, is likely to be the epicenter of this potential crisis. Intensifying deflationary forces emanating from China could accelerate the recent weakness in EM currencies (with some potentially at risk of overshooting) and could also lead to an abrupt re-pricing in EM credit markets (corporate spreads). However, this is also likely to provide a cap for yields of high quality government bonds.

•                  We stand ready to seize good buying opportunities which are likely to emerge in currency markets. In this regard, we are looking for convincing evidence that the ongoing broad based trend of exchange rate depreciations has run its course in order to reinstate core currency exposures at more attractive valuation levels.

Asia

•                  We believe the outlook for Asian assets will remain clouded by escalating pressures on China’s credit system. Recent episodes of “mini stimulus” do not appear to have stabilized the property market, as both prices and transactions are now falling on a broad basis nationwide. The recent surge in foreign funding by domestic banks is starting to fade, which is likely to negatively impact an already fragile domestic liquidity environment. Unfortunately, little has been done to promote a cleansing of the financial system. Arguably, the political reform clock has even been turned back, as evidenced by the recent street protests in Hong Kong. We maintain our view that an economic crisis in China remains a distinct possibility within the next year.

•                  With this deteriorating growth outlook in the region, the key question is whether monetary authorities in countries with the most vulnerable balance of payments and highest policy rates (India and Indonesia) will soon earn the right to relax monetary policy. We believe so.

•                  Both India and Indonesia have recently elected leaders who have good credentials in governance and in reforms. We believe that this political shift will soon be rewarded by easier domestic monetary conditions, particularly given abating inflationary pressures and more manageable trade deficits. Therefore, we believe that the clearest opportunities for high returns in Asian fixed income remain in the local currency bonds of Indonesia and India. These markets are expected to provide strong returns in the next 12-24 months.

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•                  We returned from our recent research tour of South East Asia with a cautious view on Thailand and Malaysia because of prevailing poor political dynamics. Elsewhere, caution is also warranted because of low yields and the fact that the current level of currencies has yet to reflect the rapid weakening in Chinese import demand.

Eastern Europe, Middle East and Africa

•                  We believe that policymakers in Central Europe will continue their attempts to revive growth by maintaining ultra lax monetary policies. Despite significant improvements in the balance of payments, subdued growth and the lack of interest rate support are detrimental for regional currencies. We remain on the sidelines for now, but we stand ready to reinstate exposures to selected currencies, such as Polish Zloty and Hungarian Forint, when we have convincing evidence that the recent depreciation trend has run its course.

•                  At present, the investment climate in the region remains affected by the lingering conflict in Eastern Ukraine. Despite the recent ceasefire agreement, Russian authorities continue to apply pressure on Ukraine through various channels such as trade, gas deliveries and accelerated debt repayments. The West is likely to maintain economic sanctions, which are now starting to impact the Russian economy more seriously with higher inflation, declining foreign investment and accelerating capital flight. Therefore, the Fund will continue to avoid Russian and Ukrainian assets until a more credible framework for the resolution of this crisis has been found.

•                  Turkey’s economic rebalancing has recently progressed but we believe that this process remains incomplete, as the country continues to be highly reliant on short-term capital inflows. For now, the gradual weakening of the Lira serves as a shock absorber but an overshoot (with serious ramifications on bond yields and on credit spreads) remains possible.  South Africa’s macro-economic imbalances are also large, but this has already been reflected in the historically high bond yields and in the large depreciation of the Rand real effective exchange rate.

•                  The recent military intervention of a large coalition of Western and Arab countries against radical Islamist militants in Iraq and in Syria may limit the progress of the Islamic State of Iraq and Syria (ISIS). However, the region remains at risk of more serious civil wars because of the continued lack of a democratization process in the Middle-East, the absence of a conflicts resolution framework and the gradual decomposition of states such as Iraq and Syria.

Latin America

•                  We believe that a strong U.S. dollar, weak commodity prices, and political uncertainties have created the conditions for a perfect storm for Brazilian assets. For this reason, long-dated Brazilian local bond yields remain stubbornly high. We remain of the view that the new administration is likely to follow a more conservative fiscal path with a switch to a “tighter fiscal and easier monetary” mix in 2015. We stand ready to gradually reinstate the Fund’s exposure to Brazilian bonds once we have more evidence that this more bond friendly policy mix is starting to occur.

•                  We remain fundamentally bullish on the Mexican Peso. Unfortunately, we believe that this currency is suffering at present from the unfavorable environment highlighted in the “Global” section above. The ongoing cheapening of the Peso will likely be used to reinstate exposure as we continue to believe that Mexico’s ambitious reform program is in the process of stepping up the country’s long-term growth trajectory.

•                  We continue to avoid Andean countries on account of unappealing valuations (low bond yields, low credit spreads and unattractive real effective exchange rates). Our view is that these countries are also extremely vulnerable to further slowdown in demand from China.

•                  Sovereign credit spreads in Argentina and Venezuela are perhaps more appealing, but both countries remain at risk of a disorderly default. In the absence of a leadership change in these countries, we feel that a dangerous mix of populism, stagflation, and capital flight could lead to an economic collapse, particularly now that global liquidity is tightening and commodity prices are trending weaker.

Quantitative Analysis

•                  Despite recent strength in the U.S. dollar, which has led to some deterioration in U.S. competitiveness, our Quantitative Model shows that the country risk score for the U.S. remains firmly positive. The U.S. economy is supported by improving “Growth Dynamics” and by a clear upturn in the “Credit Cycle.” Developed and emerging European countries (nearly without exception) have maintained the improvements that they have achieved over the course of the last two years, which resulted from adjustments in external accounts as well as from a lower reliance on foreign funding.

•                  Asia, South Korea, the Philippines, Taiwan, and Malaysia continue to achieve positive country risk scores. India, Indonesia, Thailand, and Vietnam still have negative scores but these are gradually recovering from the “crisis levels” they each reached at different points in time during the course of the last 1-4 years. In contrast, China remains the country where vulnerabilities

25

have reached a point of no return on account of the overextended credit cycle, rapidly deteriorating competitiveness, and weaker balance of payments indicators.

•                  In Latin America, our Quantitative Model highlights weakening growth combined with increasing current account deficits as the most serious vulnerabilities for all of the countries in the region.  Country risk scores for Mexico and Brazil are out of the danger zones recently reached, thanks both to strong “Sovereign External Liquidity” and to improved competitiveness (following the currency depreciations of recent months).

•                  Elsewhere, tentative signs of “re-balancing” in Turkey and South Africa are still highlighted by our Quantitative Model. We believe that these adjustments are still too small to avert an external liquidity crisis for Turkey. In the case of South Africa, external vulnerabilities are shown to be more manageable.

•                  Our Valuation Models show that, despite the recent price falls, EM bonds and currencies have yet to reach compelling valuations. Exceptions are the exchange rates of Hungary, Russia, Taiwan, and South Africa, and local bonds in Russia and South Africa. In the External Debt sector, issuers with attractive valuations are: Argentina, Pakistan, Croatia, Greece, Russia, Egypt, and Ivory Coast. Finally, Stock Markets valuations have broadly become less appealing. Stock markets in Korea, Taiwan, Czech Republic, Greece, Hungary, Russia, and Egypt are still scored attractively from a macro valuation standpoint.

Chart Analysis

•                  Long-dated developed bond markets have, so far, failed to break out of the multi-decade long-term downtrend in yield. However, the short-end of the U.S. curve is now bearish, with 2- and 5-year yields breaking higher. For this reason, we believe the rebound from the 2013 decline in long-dated U.S. Treasury prices may have run its course. We need to see the U.S. 30-year yield break below 3.05% for us to reaffirm our bullish view (adopted at the beginning of the year but recently tempered). Until then, we remain “Neutral”.

•                  Last quarter, Pattern Analysis suggested the move to lower EM external debt yields may be coming to an end. This bearish pattern in formation is now corroborated by Momentum indicators, which have recently turned negative. EM corporate bonds exhibit similar negative readings.

•                  The outlook for local emerging market debt has deteriorated, with the exceptions of Vietnam, Korea, and India, which remain positive. For low yielding EM local bonds, chart readings are broadly in line with our assessment for U.S. Treasuries (see above). We downgraded the technical outlook for Brazil from “Bullish” to “Neutral” as the weekly Moving Average Convergence Divergence (MACD) for yields has crossed higher. For Indonesia, we retain our “Neutral” stance on yields.

•                  In contrast to last quarter, emerging market and G3 (Colombia, Mexico and Venezuela) currencies are expected to weaken against the U.S. dollar, and in many cases, the moves could be impulsive.

Sentiment Analysis

•                  At the beginning of this year, our view was that investors’ bearishness towards bond markets was at an extreme. Our Sentiment indicators show that this is no longer the case. It seems that talks about European deflation, and the concomitant recent fall in yields, have led to a more constructive view among investors towards bonds. While this warrants some caution, the Consensus Forecast Model (CFM) still shows that yields are overwhelmingly expected to rise by investors (in a 12-month horizon) in nearly all the 25 markets covered by our data series. This continues to be supportive for investments in bonds from a “contrarian investing” standpoint.

•                  The recovery of inflows to EM bonds initiated in April 2014 has continued, but it has lost some momentum in recent weeks. This recovery has been more robust for EM external debt and less so for EM local debt. The coming weeks are likely to be crucial as any renewed outflows (which may occur as a result of the recent increase in volatility) could turn the Sentiment outlook bearish for the asset class. For now, we retain a broadly constructive view on EM bonds. This stance is supported by the fact that the CFM maintains “buy” signals for the majority of EM local fixed income markets. Exceptions are Turkey, Poland, and Czech Republic.

•                  As the “hunt for yield” continues, we believe that investors remain overinvested in corporate bond markets. In this regard, in the EM corporate universe, a combination of poor liquidity and proliferation of “carry trades” could sooner rather than later lead to an abrupt re-pricing.

•                  Sentiment Analysis has turned more U.S. dollar positive this quarter, with our monitoring of surveys of investors’ positioning turning negative for Developed currencies. Regarding EM exchange rates, many have given a negative “sell” signal based on the CFM readings. The Indian Rupee and the Brazilian Real are particularly vulnerable because of heavy positioning.  In contrast, currencies in Poland, Hungary, and South Africa have seen reduction in exposures by investors and “buy” signals from our Sentiment indicators could occur in the period immediately ahead.

26

Comparison of Change in the Value of a $10,000 Investment in the Schroder Absolute Return EMD and Currency Fund — Investor and Advisor Shares vs. the 3-month USD Fixed LIBOR.

The 3-month USD Fixed LIBOR is the average interest rate that lending banks charge when lending to other banks in the London interbank market for a period of three months.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2014	Annualized Since Inception (a)
Schroder Absolute Return EMD and Currency Fund —
Investor Shares	0.83%	1.73%
Advisor Shares	0.68%	1.50%
3-month USD Fixed LIBOR	0.24%	0.32%

(a) From commencement of fund operations on December 15, 2011.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Net Assets
Poland Government Bond 6.250%, 10/24/15	5.2%
United States Treasury Bond 3.375%, 5/15/44	4.3
Mexico Cetes 3.002%, 4/01/15	4.0
Mexico Cetes 3.672%, 12/11/14	3.9
Czech Republic Government Bond 3.400%, 9/01/15	3.1

* Excludes Short-Term Investment.

Sector Allocation

Sector	% of Net Assets
Foreign Government Bonds	61.5%
U.S. Treasury Obligations	33.6
Corporate Obligations	1.2
Convertible Bonds	0.7
Other Assets less Liabilities	3.0

27

Schroder Broad Tax-Aware Value Bond Fund

Schedule of Investments

October 31, 2014

Principal Amount ($)		Value $
	MUNICIPAL BONDS—82.7%
	Arizona—3.7%
	Salt River Project Agricultural Improvement & Power District RB, Series A
2,360,000	5.000%, 01/01/39	2,641,619
	Scottsdale Municipal Property RB
100,000	5.000%, 07/01/30	124,339
600,000	5.000%, 07/01/34	754,926
		3,520,884
	California—24.0%
	Bay Area Toll Authority RB, Series S-4
2,515,000	5.000%, 04/01/43	2,807,318
	Desert Sands Unified School District GO, AMBAC
60,000	5.000%, 06/01/16 (1)	64,446
40,000	5.000%, 06/01/27	42,773
	East Side Union High School District GO, Series B, NATL
20,000	5.250%, 02/01/24	23,936
	Escondido Union High School District GO, Series C (2)
2,000,000	7.507%, 08/01/41	609,780
1,500,000	7.268%, 08/01/46	355,095
	Hacienda La Puente Unified School District GO, NATL
50,000	5.000%, 08/01/19	58,472
	Imperial Irrigation District RB
400,000	5.125%, 11/01/38	447,112
	Los Angeles Department of Water & Power RB, Series A
75,000	5.000%, 07/01/39	84,110
	Los Angeles Department of Water & Power RB, Series Sub A-1, AMBAC
30,000	5.000%, 07/01/39	32,871
	Los Angeles Unified School District GO, Series I
60,000	5.000%, 07/01/19	70,555
	Los Angeles Unified School District GO, Series KRY
390,000	5.000%, 07/01/22	464,120
	Merced Union High School District GO, Series C (2)
1,000,000	7.187%, 08/01/34	443,450
	Metropolitan Water District of Southern California RB, Series A, NATL
100,000	5.750%, 07/01/21	118,661
	Metropolitan Water District of Southern California RB, Series B
345,000	5.000%, 07/01/20	415,984
	Moreno Valley Unified School District GO, NATL (2)
4,675,000	5.219%, 08/01/25	3,318,596
	Murrieta Valley Unified School District Public Financing Authority GO, Series A, NATL (2)
315,000	5.513%, 09/01/20	276,825
	North Orange County Community College District GO, Series B, NATL (2)
200,000	6.752%, 08/01/28	128,038
	Rialto Unified School District GO, Series A, AGM (2)
300,000	6.726%, 08/01/29	173,583
	Riverside County Transportation Commission RB, Series A
345,000	5.250%, 06/01/39	400,797
	Sacramento Municipal Utility District RB, Series A
2,580,000	5.000%, 08/15/41	2,882,918
	San Diego Community College District GO
1,075,000	5.000%, 08/01/43	1,229,542
	San Diego Unified School District GO, Series C (2)
3,445,000	7.125%, 07/01/42	1,027,747
1,525,000	7.125%, 07/01/45	399,032
890,000	7.124%, 07/01/38	325,918
1,290,000	7.100%, 07/01/43	368,385
	San Diego Unified School District GO, Series E (2)
2,000,000	5.779%, 07/01/36	807,520
	San Francisco City & County Public Utilities Commission Water RB, Series Sub A
295,000	5.000%, 11/01/41	334,450
	San Francisco City & County Public Utilities Commission Water RB, Series Sub C
1,300,000	5.000%, 11/01/41	1,473,849
	San Joaquin County Transportation Authority RB, Series A
315,000	6.000%, 03/01/36	386,858
65,000	5.000%, 03/01/20	77,446
180,000	5.000%, 03/01/21	217,391
140,000	4.000%, 03/01/19	157,602

The accompanying notes are an integral part of the financial statements.

28

Principal Amount ($)		Value $
	Santa Barbara Secondary High School District GO, Series A (2)
630,000	6.051%, 08/01/40	197,681
	Santa Barbara Unified School District GO, Series C, AGM
200,000	4.750%, 08/01/30	204,920
	State Educational Facilities Authority RB
220,000	5.250%, 04/01/40	294,791
	State GO
500,000	6.000%, 11/01/39	609,075
	University of California RB, Series AI
525,000	5.000%, 05/15/38	597,975
	University of California RB, Series O
1,000,000	5.250%, 05/15/39	1,150,800
		23,080,422
	Connecticut—0.4%
	State Health & Educational Facility Authority RB, Series A-2
320,000	5.000%, 07/01/40	356,176

	District of Columbia—0.3%
	Water & Sewer Authority RB, Series A
230,000	5.000%, 10/01/44	259,417

	Florida—4.3%
	Miami-Dade County Transit System Sales Surtax RB
1,840,000	5.000%, 07/01/42	2,020,210
	Miami-Dade County Water & Sewer System RB, Series A
1,945,000	5.000%, 10/01/42	2,156,499
		4,176,709
	Georgia—1.3%
	Metropolitan Atlanta Rapid Transit Authority RB, Series A, NATL
420,000	5.250%, 07/01/29	521,258
	State GO, Series I
575,000	5.000%, 07/01/20	690,862
	State Road & Tollway Authority RB, Series B
75,000	5.000%, 10/01/21	91,263
		1,303,383
	Illinois—3.9%
	Chicago Emergency Telephone System GO, NATL
135,000	5.250%, 01/01/20	152,117
	Chicago Wastewater Transmission RB, Series B, NATL
125,000	5.000%, 01/01/17	136,764
	Chicago Waterworks Revenue RB
295,000	5.000%, 11/01/23	348,283
	Metropolitan Pier & Exposition Authority RB (2)
7,055,000	6.210%, 12/15/51	1,118,923
	Metropolitan Pier & Exposition Authority RB, NATL (2)
20,000	2.994%, 06/15/16	19,656
5,000	2.927%, 06/15/16 (3)	4,973
	Metropolitan Pier & Exposition Authority RB, Series A, NATL (2)
770,000	7.328%, 12/15/17	733,071
80,000	5.452%, 06/15/20	69,094
	Metropolitan Pier & Exposition Authority RB, Series B, AGM
1,445,000	7.358%, 06/15/46 (2)	316,527
330,000	5.000%, 06/15/50	347,889
	Metropolitan Water Reclamation District of Greater Chicago GO, Series C
390,000	5.250%, 12/01/32	496,014
		3,743,311
	Indiana—0.3%
	State Finance Authority RB, Series A
225,000	5.000%, 12/01/19	266,141

	Kansas—0.6%
	State Department of Transportation RB (4)
615,000	0.504%, 09/01/19	615,652

	Louisiana—0.4%
	State Gasoline & Fuels Tax RB, Series B
375,000	5.000%, 05/01/45	420,056

	Massachusetts—3.6%
	State Bay Transportation Authority RB, Series A
190,000	5.250%, 07/01/30	242,020
45,000	5.250%, 07/01/31	57,449
	State GO, Series B, AGM
250,000	5.250%, 09/01/24	314,898

The accompanying notes are an integral part of the financial statements.

29

Principal Amount ($)		Value $
	State GO, Series B, NATL
155,000	5.250%, 08/01/22	192,398
	State Health & Educational Facilities Authority RB, Series K
165,000	5.500%, 07/01/32	226,748
	State School Building Authority RB, Series B
2,170,000	5.000%, 10/15/41	2,471,370
		3,504,883
	Michigan—1.3%
	State Trunk Line RB
1,000,000	5.000%, 11/15/19	1,180,700
	Taylor GO, NATL
75,000	5.000%, 09/01/16	79,718
		1,260,418
	Minnesota—0.7%
	University of Minnesota RB, Series A
290,000	5.000%, 12/01/18	337,053
255,000	5.000%, 12/01/19	302,616
		639,669
	Missouri—4.4%
	Cass County GO
350,000	4.000%, 09/01/22	392,983
	Columbia School District GO
435,000	4.000%, 03/01/20	495,413
	Jackson County RB, AMBAC
245,000	5.000%, 12/01/17	265,845
	Kansas City Metropolitan Community Colleges Building RB, Series Junior College, NATL (3)
250,000	4.250%, 07/01/16	266,188
	Ritenour Consolidated School District GO, Series A
75,000	5.000%, 03/01/18	85,289
	Saint Charles GO (1)
10,000	4.050%, 03/01/15	10,130
	Saint Louis Board of Education GO, Series A, NATL
60,000	5.000%, 04/01/15	61,205
40,000	5.000%, 04/01/15 (3)	40,810
	Saint Louis County Reorganized School District No. R-6 GO, Series B
250,000	4.000%, 02/01/19	274,050
	Saint Louis School District GO
710,000	5.000%, 04/01/19	808,037
	Springfield Public Utility RB, NATL
250,000	5.000%, 08/01/18	269,818
710,000	4.750%, 08/01/25	761,127
	State Highway & Transportation Commission RB
230,000	5.000%, 05/01/17	255,684
	State Highway & Transportation Commission RB, Series Senior Lien
250,000	5.000%, 02/01/19	291,765
		4,278,344
	New Jersey—5.2%
	Garden State Preservation Trust RB, Series A, AGM
1,635,000	5.750%, 11/01/28	2,128,280
	State Transportation Trust Fund Authority RB, Series A
550,000	5.750%, 06/15/20	641,311
	State Transportation Trust Fund Authority RB, Series A, AGM
685,000	5.500%, 12/15/22	818,349
	State Transportation Trust Fund Authority RB, Series B, AMBAC
100,000	5.250%, 12/15/22	116,549
	State Transportation Trust Fund Authority RB, Series D
65,000	5.000%, 12/15/23	74,826
	State Turnpike Authority RB, Series A
1,000,000	5.000%, 01/01/23	1,193,380
		4,972,695
	New Mexico—0.7%
	State Finance Authority RB
600,000	5.000%, 06/15/20	717,426

	New York—12.6%
	Metropolitan Transportation Authority RB, Series E
2,515,000	5.000%, 11/15/43	2,788,406
	Metropolitan Transportation Authority RB, Series Sub B-1
610,000	5.000%, 11/15/21	738,179
	New York City Municipal Water Finance Authority RB
1,000,000	5.375%, 06/15/43	1,171,450
	New York City Municipal Water Finance Authority RB, Series BB
465,000	5.000%, 06/15/27	534,290
	New York City Transitional Finance Authority RB
315,000	5.000%, 02/01/21	375,206
	New York City Transitional Finance Authority RB, Series Sub E
970,000	4.500%, 11/01/19	1,119,419

The accompanying notes are an integral part of the financial statements.

30

Principal Amount ($)		Value $
	New York City Transitional Finance Authority RB, Series Sub F-1
1,565,000	5.000%, 02/01/34	1,789,718
	Sales Tax Asset Receivable RB, Series A
515,000	5.000%, 10/15/22	636,895
	State Dormitory Authority RB, Series C
2,470,000	5.000%, 03/15/41	2,731,869
	State Environmental Facilities RB, Series B
200,000	5.000%, 06/15/17	223,410
	Triborough Bridge & Tunnel Authority RB, Series B (3)
50,000	5.000%, 01/01/20	57,562
		12,166,404
	North Carolina—1.3%
	Raleigh Combined Enterprise System RB
70,000	5.000%, 03/01/20	83,251
50,000	5.000%, 03/01/21	60,286
	Wake County GO, Series C
875,000	5.000%, 03/01/24	1,095,640
		1,239,177
	Ohio—3.9%
	Cincinnati City School District GO, NATL
340,000	5.250%, 12/01/21	414,827
	State Turnpike Commission RB, Series A-2 (2)
1,395,000	6.714%, 02/15/41	429,688
1,680,000	6.545%, 02/15/38	600,046
2,355,000	6.523%, 02/15/37	882,984
2,500,000	6.023%, 02/15/36	983,625
	State University RB, Series D
5,000	5.000%, 12/01/21 (3)	6,114
135,000	5.000%, 12/01/21	164,172
5,000	5.000%, 12/01/30 (3)	6,655
110,000	5.000%, 12/01/30	139,685
5,000	5.000%, 12/01/31 (3)	6,688
120,000	5.000%, 12/01/31	152,636
		3,787,120
	Oregon—0.5%
	Gilliam County RB
480,000	1.500%, 10/01/18	480,173

	South Carolina—0.1%
	Charleston Water & Sewer System RB
75,000	5.000%, 01/01/41	83,608

	Tennessee—0.4%
	Johnson City GO
250,000	4.500%, 06/01/21	281,760
	Lincoln County GO, NATL
25,000	5.250%, 04/01/18	28,474
	Putnam County GO, NATL
30,000	5.250%, 04/01/17	33,334
		343,568
	Texas—8.2%
	Conroe Independent School District GO, PSF-GTD
235,000	5.000%, 02/15/20	277,227
	Conroe Independent School District GO, Series A, PSF-GTD
785,000	5.000%, 02/15/22	957,433
	Dallas Area Rapid Transit RB, Series Senior Lien, AMBAC
210,000	5.250%, 12/01/30	270,866
	Fort Bend Independent School District GO, PSF-GTD
100,000	4.750%, 08/15/34	111,029
	Frisco GO
1,000,000	5.000%, 02/15/19	1,162,710
	Frisco Independent School District GO, PSF-GTD
370,000	5.000%, 08/15/41	426,455
	Frisco Independent School District GO, Series A, PSF-GTD
125,000	5.000%, 08/15/26	138,489
	Harris County Flood Control District RB, Series A
25,000	5.000%, 10/01/20 (1)	30,089
20,000	5.000%, 10/01/24	23,589
	Harris County GO, Series B
100,000	5.000%, 10/01/18	115,805
	Harris County RB, Series C
330,000	5.000%, 08/15/40	369,082
	Hays Consolidated Independent School District GO, PSF-GTD
695,000	5.000%, 02/15/21	836,467
	Houston Utility System RB, AGM
20,000	5.000%, 11/15/16	21,852
	Lower Colorado River Authority RB
460,000	5.000%, 05/15/22	529,432

The accompanying notes are an integral part of the financial statements.

31

Principal Amount ($)		Value $
	North East Independent School District GO, PSF-GTD
100,000	5.250%, 02/01/27	128,229
	North Texas Tollway Authority RB, Series A
5,000	6.100%, 01/01/28	5,901
845,000	6.000%, 01/01/28	993,145
	Permanent University Fund RB, Series B
480,000	5.250%, 07/01/28	626,150
	University of Texas System RB, Series B
705,000	5.000%, 08/15/22	867,354
		7,891,304
	Washington—0.6%
	King County Sewer Revenue RB
290,000	5.000%, 01/01/39	323,254
	Snohomish County School District No. 15 Edmonds GO
250,000	4.000%, 12/01/16	268,445
		591,699
	TOTAL MUNICIPAL BONDS (Cost $71,197,058)	79,698,639

	U.S. TREASURY OBLIGATION (5) —6.3%
	United States Treasury Note
6,000,000	0.875%, 06/15/17
	(Cost $5,995,879)	6,013,828

	CORPORATE OBLIGATIONS—5.4%
	Financials—5.2%
	Aflac
730,000	6.450%, 08/15/40	927,998
	Bank of America
1,565,000	6.000%, 10/15/36	1,906,184
	Citigroup
1,430,000	8.125%, 07/15/39	2,159,166
8,000	6.875%, 06/01/25	9,982
		5,003,330
	Healthcare—0.0%
	UnitedHealth Group
40,000	6.875%, 02/15/38	55,013

	Telecommunication Services—0.2%
	Verizon Communications
116,000	7.350%, 04/01/39	156,902

	TOTAL CORPORATE OBLIGATIONS (Cost $4,040,983)	5,215,245

	ASSET-BACKED SECURITIES—1.7%
	Barclays Dryrock Issuance Trust, Series 2014-3, Class A
1,118,000	2.410%, 07/15/22	1,128,756
	Textainer Marine Containers, Series 2014-1A, Class A (6)
535,000	3.270%, 10/20/39	536,506

	TOTAL ASSET-BACKED SECURITIES (Cost $1,652,510)	1,665,262

	TOTAL INVESTMENTS — 96.1% (Cost $82,886,430)	92,592,974

	OTHER ASSETS LESS LIABILITIES — 3.9%	3,749,263

	NET ASSETS — 100%	$96,342,237

(1)         Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(2)         Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.

(3)         Escrowed to Maturity

(4)         Variable Rate Security — Rate disclosed is as of October 31, 2014.

(5)         Security, or a portion of this security, has been pledged as collateral on open derivative positions.

(6)         Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration normally to qualified institutions.  On October 31, 2014, the value of these securities amounted to $536,506, representing 0.5% of the net assets of the Fund.

The accompanying notes are an integral part of the financial statements.

32

The open futures contracts held by the Fund at October 31, 2014, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
U.S. Long Treasury Bond	(21)	Dec-2014	$(4,629)
U.S. Ultra Long Treasury Bond	(45)	Dec-2014	(24,950)
			$(29,579)

AGM — Assured Guaranty Municipal
AMBAC — American Municipal Bond Assurance Corporation
GO — General Obligation
NATL — National Public Finance Guarantee Corporation
PSF-GTD — Public School Fund Guaranteed
RB — Revenue Bond

The following is a summary of the inputs used as of October 31, 2014, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$79,698,639	$—	$79,698,639
U.S. Treasury Obligation	—	6,013,828	—	6,013,828
Corporate Obligations	—	5,215,245	—	5,215,245
Asset-Backed Securities	—	1,665,262	—	1,665,262
Total Investments in Securities	$—	$92,592,974	$—	$92,592,974

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures — Unrealized Depreciation	$(29,579)	$—	$—	$(29,579)
Total Other Financial Instruments	$(29,579)	$—	$—	$(29,579)

(1)      There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

33

Schroder Emerging Markets Multi-Sector Bond Fund

Schedule of Investments

October 31, 2014

Principal Amount †			Value $
		FOREIGN GOVERNMENT BONDS—49.8%
		Argentina—1.7%
		Provincia de Buenos Aires (1)
645,000		11.750%, 10/05/15	620,813

		Belarus—3.6%
		Republic of Belarus (2)
1,255,000		8.750%, 08/03/15	1,286,626

		Brazil—6.8%
		Brazil Notas do Tesouro Nacional Serie F
BRL	3,150,000	10.000%, 01/01/17	1,218,745
BRL	3,300,000	10.000%, 01/01/21	1,211,952
			2,430,697
		Colombia—2.7%
		Empresa de Telecomunicaciones de Bogota (1)
COP	2,128,000,000	7.000%, 01/17/23	985,137

		Costa Rica—1.3%
		Costa Rica Government International Bond (1)
470,000		7.000%, 04/04/44	486,450

		El Salvador—0.7%
		El Salvador Government International Bond
40,000		8.250%, 04/10/32 (2)	47,000
200,000		6.375%, 01/18/27 (1)	206,000
			253,000
		Indonesia—2.9%
		Indonesia Treasury Bond
IDR	13,200,000,000	7.000%, 05/15/22	1,033,866

		Lebanon—1.9%
		Lebanon Government International Bond MTN (2)
680,000		5.150%, 11/12/18	686,800

		Mexico—4.4%
		Mexican Bonos
MXN	19,150,000	7.500%, 06/03/27	1,574,837

		Pakistan—1.5%
		Pakistan Government International Bond (1)
520,000		7.250%, 04/15/19	539,500

		Panama—6.0%
		Panama Government International Bond
2,380,000		4.300%, 04/29/53	2,153,900

		Peru—3.4%
		Peruvian Government International Bond
1,070,000		5.625%, 11/18/50	1,213,849

		Philippines—0.7%
		Philippine Government International Bond
PHP	10,000,000	6.250%, 01/14/36	244,791

		Russia—5.0%
		Russian Foreign Bond - Eurobond (1)
1,800,000		3.500%, 01/16/19	1,778,634

		South Africa—2.6%
		South Africa Government Bond
ZAR	7,050,000	7.000%, 02/28/31	563,517
		South Africa Government International Bond
340,000		4.665%, 01/17/24	355,300
			918,817
		Turkey—4.6%
		Turkey Government Bond
TRY	775,000	9.000%, 03/08/17	355,656
TRY	1,750,000	7.100%, 03/08/23	722,392
		Turkey Government International Bond
570,000		4.875%, 04/16/43	554,257
			1,632,305
		TOTAL FOREIGN GOVERNMENT BONDS (Cost $17,963,947)	17,840,022

		CORPORATE OBLIGATIONS—39.7%
		Brazil—5.8%
		CIMPOR Financial Operations BV (1)
310,000		5.750%, 07/17/24	298,840
		Gol LuxCo (1)
300,000		8.875%, 01/24/22	295,500
		Marfrig Holding Europe BV (1)
350,000		6.875%, 06/24/19	356,125

The accompanying notes are an integral part of the financial statements.

34

Principal Amount †			Value $
		OAS Finance (1)
600,000		8.000%, 07/02/21	562,500
		Petrobras Global Finance BV
380,000		5.625%, 05/20/43	348,563
		Tupy Overseas (1)
200,000		6.625%, 07/17/24	203,500
			2,065,028
		Chile—4.0%
		Cencosud (1)
350,000		4.875%, 01/20/23	350,795
		Nacional del Cobre de Chile (2)
1,175,000		4.250%, 07/17/42	1,081,470
			1,432,265
		China—4.7%
		China Aoyuan Property Group (2)
200,000		11.250%, 01/17/19	195,112
		China Shanshui Cement (1)
350,000		8.500%, 05/25/16	364,000
		Logan Property Holdings (2)
200,000		11.250%, 06/04/19	203,983
		Times Property Holdings (2)
610,000		12.625%, 03/21/19	646,902
		Yingde Gases Investment (1)
260,000		8.125%, 04/22/18	271,700
			1,681,697
		Colombia—3.1%
		Banco GNB Sudameris (1)
350,000		3.875%, 05/02/18	346,920
		Bancolombia
350,000		5.125%, 09/11/22	358,750
		Empresas Publicas de Medellin ESP (1)
COP	841,000,000	7.625%, 09/10/24	410,302
			1,115,972
		Costa Rica—1.7%
		Instituto Costarricense de Electricidad (1)
700,000		6.375%, 05/15/43	607,250

		Hong Kong—1.0%
		MIE Holdings MTN (2)
360,000		6.875%, 02/06/18	358,200

		India—1.0%
		Rolta Americas LLC (1)
350,000		8.875%, 07/24/19	351,750

		Indonesia—4.3%
		Berau Capital Resources (1)
150,000		12.500%, 07/08/15	116,250
		Berau Coal Energy (1)
510,000		7.250%, 03/13/17	351,900
		Gajah Tunggal (1)
455,000		7.750%, 02/06/18	459,550
		Indo Energy Finance II BV (1)
740,000		6.375%, 01/24/23	601,250
			1,528,950
		Mexico—12.2%
		Alfa (1)
285,000		6.875%, 03/25/44	321,337
		Cemex (1)
350,000		5.875%, 03/25/19	363,563
		Empresas ICA (1)
550,000		8.875%, 05/29/24	559,625
		Fermaca Enterprises S de RL (1)
200,000		6.375%, 03/30/38	211,750
		Grupo Televisa MTN
MXN	4,700,000	7.250%, 05/14/43	299,304
		Petroleos Mexicanos
1,875,000		6.625%, 06/15/35	2,221,875
175,000		4.250%, 01/15/25 (1)	177,590
		Servicios Corporativos Javer (1)
184,000		9.875%, 04/06/21	201,020
			4,356,064
		Russia—0.7%
		Russian Railways via RZD Capital MTN (2)
240,000		5.739%, 04/03/17	248,400

		Ukraine—1.2%
		Ukreximbank Via Biz Finance (2)
500,000		8.375%, 04/27/15	450,100

		TOTAL CORPORATE OBLIGATIONS (Cost $14,402,748)	14,195,676

		CONVERTIBLE BONDS—5.5%
		China—4.3%
		Biostime International Holdings (2) (3)
HKD	8,000,000	0.838%, 02/20/19	918,100

The accompanying notes are an integral part of the financial statements.

35

Principal Amount †		Value $
	SouFun Holdings (1)
665,000	2.000%, 12/15/18	615,125
		1,533,225
	Hong Kong—1.2%
	PB Issuer No. 2
440,000	1.750%, 04/12/16	427,900

	TOTAL CONVERTIBLE BONDS (Cost $2,059,876)	1,961,125

	U.S. TREASURY OBLIGATION—2.9%
	United States Treasury Bill (3)
1,060,000	0.008%, 12/18/14
	(Cost $1,059,989)	1,059,980

	TOTAL INVESTMENTS — 97.9% (Cost $35,486,560)	35,056,803
	OTHER ASSETS LESS LIABILITIES — 2.1%	734,851
	NET ASSETS — 100%	$35,791,654

†	In U.S. Dollars unless otherwise indicated.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2014, the value of these securities amounted to $13,014,676, representing 36.4% of the net assets of the Fund.

(2)

Security exempt from registration under Regulation S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2014, the value of these securities amounted to $6,122,693, representing 17.1% of the net assets of the Fund.

(3)	Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.

The accompanying notes are an integral part of the financial statements.

36

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2014, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Barclays Capital	11/4/14	MYR	2,250,000	USD	698,649	$14,810
Barclays Capital	11/4/14	USD	683,851	COP	1,300,000,000	(52,328)
Barclays Capital	11/4/14	USD	699,844	MYR	2,250,000	(16,005)
Barclays Capital	11/4/14-1/13/15	COP	4,270,000,000	USD	2,121,275	57,250
Barclays Capital	11/4/14-11/20/14	USD	3,674,777	MXN	49,300,000	(16,934)
Barclays Capital	11/4/14-12/1/14	MXN	53,450,000	USD	3,983,978	18,547
Barclays Capital	11/5/14-11/17/14	USD	1,598,888	ZAR	17,400,000	(23,726)
Barclays Capital	11/5/14-11/17/14	ZAR	29,700,000	USD	2,664,633	(23,328)
Barclays Capital	11/13/14-11/17/14	BRL	13,100,000	USD	5,255,751	(5,059)
Barclays Capital	11/13/14-11/17/14	USD	5,325,529	BRL	13,100,000	(64,719)
Barclays Capital	12/4/14	RUB	27,000,000	USD	716,104	94,690
Barclays Capital	12/11/14	USD	1,475,829	HUF	358,000,000	(21,305)
Barclays Capital	12/11/14-12/15/14	USD	2,079,727	TRY	4,800,000	58,833
Barclays Capital	1/8/15	CLP	640,000,000	USD	1,070,771	(34,523)
Barclays Capital	1/8/15	USD	1,775,932	CLP	1,065,000,000	63,346
Barclays Capital	4/8/15	EUR	840,000	USD	1,161,409	107,607
Citigroup Global Markets	11/13/14	USD	1,090,915	ZAR	12,300,000	21,883
Citigroup Global Markets	12/1/14	USD	308,760	MXN	4,150,000	(1,172)
Citigroup Global Markets	12/11/14	HUF	358,000,000	USD	1,463,341	8,817
Citigroup Global Markets	12/15/14	RUB	28,000,000	USD	724,731	82,918
Citigroup Global Markets	12/16/14	IDR	12,300,000,000	USD	1,019,056	9,213
Citigroup Global Markets	2/3/15	EUR	850,000	USD	1,073,193	7,313
Citigroup Global Markets	4/8/15	USD	1,144,928	EUR	840,000	(91,127)
Goldman Sachs	12/11/14-12/15/14	TRY	4,800,000	USD	2,137,358	(1,201)
JPMorgan Securities	1/13/15	USD	1,438,953	COP	2,970,000,000	(6,451)
Standard Chartered	12/16/14	USD	1,017,370	IDR	12,300,000,000	(7,527)
UBS Securities	12/4/14-12/15/14	USD	1,424,845	RUB	55,000,000	(161,618)
						$18,204

A list of the open OTC swap agreements held by the Fund at October 31, 2014 is as follows:

Credit Default Swaps — Buy Protection

							Premiums	Unrealized
						Notional	Paid	Appreciation
Reference Entity	Fixed Rate	Counterparty	Maturity	Rating	Currency	Amount	(Received)	(Depreciation)
Japan Government	1.00%	JPMorgan	6/20/18	Aa3	USD	$1,000,000	$(20,563)	$(5,290)

The accompanying notes are an integral part of the financial statements.

37

Credit Default Swaps — Sell Protection

							Premiums	Unrealized
						Notional	Paid	Appreciation
Reference Entity	Fixed Rate	Counterparty	Maturity	Rating	Currency	Amount	(Received)	(Depreciation)
Republic of Brazil	1.00%	JPMorgan	9/20/19	Baa2	USD	$700,000	$(10,614)	$(3,530)
Republic of Brazil	1.00%	Morgan Stanley	12/20/19	Baa2	USD	1,800,000	(55,363)	12,039
Republic of South Africa	1.00%	Morgan Stanley	12/20/16	Baa2	USD	1,830,000	5,255	3,784
Republic of Turkey	1.00%	JPMorgan	12/20/16	Baa3	USD	1,830,000	(2,139)	6,791
Russian Federation	1.00%	Morgan Stanley	9/20/15	Baa2	USD	2,100,000	(18,366)	2,307
Russian Federation	1.00%	Morgan Stanley	12/20/15	Baa2	USD	1,450,000	(15,103)	28
							$(96,330)	$21,419

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum
	Potential Payments for
	Selling Credit
Reference Asset on which the	Protection	Amount	Reference Asset
Fund Sold Protection	(Undiscounted)	Recoverable*	Rating Range**
Republic of Brazil	$2,500,000	$—	Baa2
Republic of South Africa	1,830,000	—	Baa2
Republic of Turkey	1,830,000	—	Baa3
Russian Federation	3,550,000	—	Baa2
Total	$9,710,000	$—

*            The Fund has no amounts recoverable from related purchased protection.  In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**     The year end reference asset security ratings, as rated by any rating organization, are included in the equivalent Moody’s rating category.  The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

BRL — Brazilian Real
CLP — Chilean Peso
COP — Colombian Peso
EUR — Euro
HKD — Hong Kong Dollar
HUF — Hungarian Forint IDR — Indonesian Rupiah
LLC — Limited Liability Corporation
MTN — Medium Term Note
MYR — Malaysian Ringgit MXN — Mexican Peso
OTC — Over the Counter
PHP — Philippine Peso RUB — Russian Ruble TRY — Turkish New Lira
USD — United States Dollar
ZAR — South African Rand

The accompanying notes are an integral part of the financial statements.

38

The following is a summary of the inputs used as of October 31, 2014, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Foreign Government Bonds	$—	$17,840,022	$—	$17,840,022
Corporate Obligations	—	14,195,676	—	14,195,676
Convertible Bonds	—	1,961,125	—	1,961,125
U.S. Treasury Obligation	—	1,059,980	—	1,059,980
Total Investments in Securities	$—	$35,056,803	$—	$35,056,803

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards — Unrealized Appreciation	$—	$545,227	$—	$545,227
Forwards — Unrealized Depreciation	—	(527,023)	—	(527,023)
Credit Default Swaps — Unrealized Appreciation	—	24,949	—	24,949
Credit Default Swaps — Unrealized Depreciation	—	(8,820)	—	(8,820)
Total Other Financial Instruments	$—	$34,333	$—	$34,333

(1)      There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

39

Schroder Global Strategic Bond Fund

Schedule of Investments

October 31, 2014

Principal Amount †			Value $

		CORPORATE OBLIGATIONS — 57.0%
		Australia — 0.7%
		National Australia Bank MTN (1) (2)
GBP	130,000	2.007%, 01/27/15	208,676

		Brazil — 0.7%
		Marfrig Holding Europe BV (2)
200,000		8.375%, 05/09/18	211,500

		France — 6.4%
		BNP Paribas (1)
GBP	130,000	1.160%, 05/16/16	208,930
		BPCE (2)
GBP	100,000	5.250%, 04/16/29	166,134
		Credit Agricole (1) (2)
220,000		1.390%, 04/15/16	222,630
		Credit Mutuel - CIC Home Loan SFH (1) (2)
GBP	300,000	0.852%, 04/22/16	480,867
		Dexia Credit Local MTN (1) (2)
GBP	200,000	0.790%, 04/15/16	320,322
		Dexia Credit Local NY MTN (2)
250,000		1.250%, 10/18/16	251,616
		Total Capital MTN (2)
EUR	170,000	4.875%, 01/28/19	253,806
			1,904,305
		Germany — 9.6%
		Aareal Bank MTN (1) (2)
GBP	100,000	0.911%, 05/02/16	160,147
		Bayerische Landesbank MTN (1)
GBP	400,000	0.763%, 02/20/15	640,234
		Deutsche Pfandbriefbank MTN (1)
GBP	100,000	1.010%, 05/16/16	160,265
		Erste Abwicklungsanstalt MTN (1)
EUR	100,000	0.499%, 08/15/16	126,034
		FMS Wertmanagement AoeR MTN (2)
GBP	300,000	1.375%, 12/08/14	480,243
		KFW MTN (1)
GBP	480,000	0.658%, 03/09/15	768,264
		Muenchener Hypothekenbank eG MTN (1) (2)
GBP	100,000	0.757%, 04/25/16	160,034
		Schaeffler Finance BV MTN (2)
EUR	140,000	2.750%, 05/15/19	176,099
		Volkswagen Financial Services MTN (2)
GBP	130,000	2.000%, 10/23/15	209,931
			2,881,251
		Greece — 1.1%
		Alpha Credit Group MTN (2)
EUR	140,000	3.375%, 06/17/17	160,748
		ERB Hellas MTN (2)
EUR	140,000	4.250%, 06/26/18	156,405
			317,153
		Italy — 1.1%
		Banca Monte dei Paschi di Siena MTN (2)
EUR	130,000	3.625%, 04/01/19	162,974
		UniCredit MTN (1) (2)
EUR	120,000	5.750%, 10/28/25	162,662
			325,636
		Mexico — 0.7%
		Cemex (3)
200,000		5.875%, 03/25/19	207,750

		Netherlands — 6.3%
		ABN AMRO Bank MTN (1) (2)
EUR	150,000	0.789%, 08/01/16	189,269
		Bank Nederlandse Gemeenten (1) (2)
720,000		0.401%, 07/18/16	721,824
		ING Bank MTN (2)
EUR	200,000	2.125%, 07/10/15	253,924
		Koninklijke KPN MTN (1) (2)
GBP	100,000	6.875%, 03/14/73	165,864
		Nederlandse Waterschapsbank (1) (2)
570,000		0.431%, 10/18/16	571,875
			1,902,756
		Spain — 1.7%
		Bankia MTN (1) (2)
EUR	100,000	4.000%, 05/22/24	123,748
		Mapfre (1)
EUR	150,000	5.921%, 07/24/37	200,542

The accompanying notes are an integral part of the financial statements.

40

Principal Amount †			Value $

		Santander International Debt SAU MTN (2)
EUR	150,000	3.500%, 03/10/15	190,102
			514,392
		Supra-National — 2.8%
		European Investment Bank MTN (1)
GBP	530,000	0.633%, 01/05/16	848,882

		Sweden — 2.2%
		Nordea Bank MTN (1) (2)
EUR	150,000	0.483%, 11/25/16	188,767
		Svenska Handelsbanken (1)
250,000		0.683%, 03/21/16	251,131
		Swedbank MTN (1)
GBP	130,000	1.212%, 11/06/15	209,145
			649,043
		United Kingdom — 11.4%
		Aviva (1)
GBP	110,000	5.902%, 07/27/49	182,015
		Barclays Bank MTN (1) (2)
GBP	130,000	2.058%, 01/20/15	208,639
		BAT International Finance MTN (2)
220,000		1.125%, 03/29/16	220,607
		Clydesdale Bank MTN (1) (2)
GBP	130,000	2.258%, 06/08/15	210,037
		Coventry Building Society MTN (1) (2)
GBP	260,000	2.161%, 02/10/15	417,709
		Friends Life Holdings (1) (2)
200,000		7.875%, 11/08/49	221,421
		Jaguar Land Rover Automotive (2)
GBP	100,000	8.250%, 03/15/20	176,366
		Lloyds Bank MTN (1) (2)
GBP	130,000	0.808%, 01/16/17	208,501
		Nationwide Building Society MTN (1) (2)
GBP	400,000	2.152%, 01/23/15	642,129
		Network Rail Infrastructure Finance MTN
GBP	430,000	4.875%, 11/27/15	718,728
		Yorkshire Building Society (1) (2)
GBP	130,000	2.315%, 03/23/16	212,356
			3,418,508
		United States — 12.3%
		21st Century Fox America
170,000		5.400%, 10/01/43	193,235
		Apple
500,000		4.450%, 05/06/44	524,472
		Bank of America (1)
250,000		0.703%, 02/14/17	250,142
		Bank of America MTN
250,000		4.875%, 04/01/44	268,806
		Citigroup
290,000		5.300%, 05/06/44	309,392
		Comcast
140,000		4.750%, 03/01/44	151,036
		Freeport-McMoRan
30,000		5.450%, 03/15/43	30,802
		International Paper
330,000		4.800%, 06/15/44	326,102
		JPMorgan Chase (1)
220,000		0.754%, 02/15/17	220,772
		Microsoft
EUR	450,000	3.125%, 12/06/28	651,790
		Monsanto
182,000		4.700%, 07/15/64	188,782
		Prudential Financial MTN
420,000		4.600%, 05/15/44	427,134
		Tyson Foods
118,000		5.150%, 08/15/44	126,478
			3,668,943
		TOTAL CORPORATE OBLIGATIONS (Cost $17,800,816)	17,058,795

		U.S. TREASURY OBLIGATIONS — 12.5%
		United States Treasury Inflation Indexed Bond
3,309,128		0.125%, 04/15/19	3,336,531
		United States Treasury Note
400,000		0.250%, 12/15/14	400,109

		TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,729,866)	3,736,640

		FOREIGN GOVERNMENT BONDS — 9.1%
		Canada — 0.7%
		Province of Ontario Canada
200,000		0.950%, 05/26/15	200,865

The accompanying notes are an integral part of the financial statements.

41

Principal Amount †			Value $

		Italy — 4.3%
		Italy Buoni Poliennali del Tesoro
EUR	860,000	2.500%, 12/01/24	1,091,071
		Italy Certificati di Credito del Tesoro (4)
EUR	150,000	0.470%, 06/30/15 (4)	187,544
			1,278,615
		Mexico — 3.4%
		Mexican Bonos
MXN	12,100,000	8.000%, 06/11/20	1,022,398

		Sweden — 0.7%
		Kommuninvest I Sverige (2)
220,000		0.875%, 12/13/16	220,679

		TOTAL FOREIGN GOVERNMENT BONDS (Cost $2,785,107)	2,722,557

		COLLATERALIZED MORTGAGE OBLIGATIONS — 7.2%
		Aire Valley Mortgages, Series 2007-1X,Class 2A3 (1) (2)
GBP	122,958	0.826%, 09/20/66	191,679
		ALBA, Series 2011-1,Class A2 (1) (2)
GBP	126,000	3.006%, 05/25/51	203,474
		Berica, Series 2014-3, Class A (1) (2)
EUR	191,834	1.132%, 06/30/61	244,586
		Bluestep Mortgage Securities No. 2, Series 2013-2,Class AA (1) (2)
EUR	148,663	1.655%, 11/10/55	187,226
		Brunel Residential Mortgage Securitisation, Series 1A, Class A4C (1) (3)
	200,327	0.429%, 01/13/39	198,802
		Eurosail, Series 2006-2X, Class A2C (1) (2)
GBP	115,993	0.723%, 12/15/44	179,904
		Granite Master Issuer, Series 2006-1X,Class M3 (1) (2)
GBP	184,000	1.103%, 12/20/54	289,369

Principal Amount † /Notional Amount

		Residential Mortgage Securities, Series 2010-25, Class A1 (1) (2)
GBP	170,579	3.063%, 12/16/50	283,577
		Residential Mortgage Securities, Series 20X, Class A2A (1) (2)
GBP	117,172	0.821%, 08/10/38	184,482
		RMAC, Series 2004-NS2X, Class A3 (1) (2)
GBP	126,298	0.803%, 06/12/36	191,328

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,279,655)	2,154,427

		OTC FOREIGN CURRENCY PURCHASED OPTION (5) — 0.0%
2,022,160		EUR Put / USD Call, Expires: 11/22/14, Strike Price: $1.256 (Cost $6,997)	13,616

		TOTAL INVESTMENTS — 85.8% (Cost $26,602,441)	25,686,035
		OTHER ASSETS LESS LIABILITIES — 14.2%	4,240,480
		NET ASSETS — 100%	$29,926,515

		OTC FOREIGN CURRENCY WRITTEN OPTION (5) — 0.0%
(2,070,460)		EUR Call / USD Put, Expires 11/22/14, Strike Price: $1.286 (Premiums Received $5,383)	(330)

The accompanying notes are an integral part of the financial statements.

42

†	In U.S. Dollars unless otherwise indicated.
(1)	Variable Rate Security — Rate disclosed is as of October 31, 2014.
(2)

Security exempt from registration under Regulation S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2014, the value of these securities amounted to $11,044,236, representing 36.9% of the net assets of the Fund.

(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration normally to qualified institutions.  On October 31, 2014, the value of these securities amounted to $406,552, representing 1.4% of the net assets of the Fund.

(4)	Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.
(5)	Denotes non-income producing security.

The open futures contracts held by the Fund at October 31, 2014, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
Euro-Bobl	(5)	Dec-2014	$(4,013)
Euro-BTP	12	Dec-2014	13,140
Euro-Bund	17	Dec-2014	(509)
Long Gilt 10-Year Bond	(3)	Dec-2014	13,149
U.S. 5-Year Treasury Note	(12)	Dec-2014	20,247
U.S. 10-Year Treasury Note	(75)	Dec-2014	103,382
			$145,396

The accompanying notes are an integral part of the financial statements.

43

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2014, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Barclays Capital	11/13/14	GBP	6,614,789	USD	10,616,187	$35,657
Barclays Capital	11/13/14	USD	213,286	GBP	133,209	(215)
BNP Paribas	11/13/14	CAD	1,032,273	USD	923,131	7,517
BNP Paribas	11/13/14	EUR	1,190,000	USD	1,506,724	15,356
BNP Paribas	11/13/14	GBP	499,791	USD	804,064	4,635
BNP Paribas	11/13/14	USD	2,388,786	JPY	256,501,200	(105,001)
BNP Paribas	11/13/14	USD	1,058,777	SEK	7,650,400	(22,693)
Citigroup Global Markets	11/13/14	AUD	2,155,980	USD	1,876,495	(19,063)
Citigroup Global Markets	11/13/14	EUR	3,910,881	USD	4,966,995	65,681
Citigroup Global Markets	11/13/14	SEK	7,412,000	GBP	647,456	31,824
Citigroup Global Markets	11/13/14	USD	1,024,966	CAD	1,164,100	7,578
Citigroup Global Markets	11/13/14	USD	2,771,201	EUR	2,172,800	(48,138)
Deutsche Bank Securities	11/13/14	EUR	350,839	GBP	275,787	1,441
Deutsche Bank Securities	11/13/14	EUR	2,044,548	USD	2,583,176	20,845
Deutsche Bank Securities	11/13/14	JPY	139,746,104	MXN	17,410,200	47,594
Deutsche Bank Securities	11/13/14	JPY	8,500,000	USD	79,678	3,997
Deutsche Bank Securities	11/13/14	MXN	17,331,000	JPY	136,672,266	(69,086)
Deutsche Bank Securities	11/13/14	MXN	12,058,258	USD	894,609	(115)
Deutsche Bank Securities	11/13/14	USD	1,343,768	EUR	1,045,997	(32,871)
JPMorgan Securities	11/5/14	MXN	1,875,600	USD	139,497	327
JPMorgan Securities	11/13/14	AUD	260,000	USD	228,301	(294)
JPMorgan Securities	11/13/14	EUR	3,940,171	USD	4,991,605	53,584
JPMorgan Securities	11/13/14	GBP	352,800	USD	563,281	(1,033)
JPMorgan Securities	11/13/14	USD	2,602,907	EUR	2,042,800	(42,767)
JPMorgan Securities	11/13/14	USD	271,720	GBP	170,000	199
JPMorgan Securities	11/13/14	USD	178,926	JPY	19,500,000	(5,305)
JPMorgan Securities	11/13/14	USD	370,417	MXN	5,000,000	583
National Bank of Canada	11/13/14	USD	1,029,468	CAD	1,158,800	(1,625)
State Street Bank	11/13/14	JPY	135,301,300	USD	1,276,449	71,780
State Street Bank	11/13/14	USD	1,289,692	MXN	17,359,000	(1,653)
UBS Securities	11/13/14	CAD	1,256,888	USD	1,124,043	9,197
UBS Securities	11/13/14	USD	1,278,215	MXN	17,330,300	7,695
						$35,631

The accompanying notes are an integral part of the financial statements.

44

A list of the open centrally cleared swap agreements held by the Fund at October 31, 2014 is as follows:

Interest Rate Swaps

						Net Unrealized
			Termination			Appreciation
Counterparty	Fund Pays	Fund Receives	Date	Currency	Notional Amount	(Depreciation)
Morgan Stanley	2.23%	6 Month EUR - EURIBOR	11/03/44	EUR	110,000	$644
Morgan Stanley	3.01%	6 Month GBP - LIBOR	10/30/44	GBP	170,000	441
Morgan Stanley	2.32%	6 Month EUR - EURIBOR	09/08/44	EUR	940,000	(4,898)
Morgan Stanley	3.14%	6 Month GBP - LIBOR	08/15/44	GBP	765,000	(11,792)
Morgan Stanley	3.14%	6 Month GBP - LIBOR	08/15/44	GBP	160,000	(2,052)
Morgan Stanley	1.99%	3 Month EUR - EURIBOR	07/25/29	EUR	390,000	(37,244)
Morgan Stanley	6 Month EUR - EURIBOR	1.09%	12/03/24	EUR	850,000	83
Morgan Stanley	2.47%	3 Month USD - LIBOR	12/03/24	USD	1,200,000	4,448
Morgan Stanley	1.10%	6 Month EUR - EURIBOR	12/03/24	EUR	95,000	(33)
Morgan Stanley	2.46%	3 Month USD - LIBOR	12/03/24	USD	1,100,000	4,778
Morgan Stanley	2.39%	3 Month USD - LIBOR	11/17/24	USD	700,000	6,695
Morgan Stanley	3 Month USD - LIBOR	2.64%	09/15/24	USD	1,000,000	(15,824)
Morgan Stanley	2.73%	3 Month USD - LIBOR	08/11/24	USD	1,400,000	(33,741)
Morgan Stanley	6 Month EUR - EURIBOR	1.47%	08/11/24	EUR	960,000	50,059
Morgan Stanley	1.52%	6 Month EUR - EURIBOR	07/25/24	EUR	600,000	(36,165)
Morgan Stanley	2.73%	3 Month USD - LIBOR	07/25/24	USD	6,360,000	(155,688)
Morgan Stanley	6 Month EUR - EURIBOR	1.52%	07/25/24	EUR	4,448,000	267,525
Morgan Stanley	2.72%	3 Month USD - LIBOR	07/25/24	USD	700,000	(16,699)
Morgan Stanley	1.11%	6 Month GBP - LIBOR	11/28/16	GBP	940,000	586
Morgan Stanley	1.08%	6 Month GBP - LIBOR	11/17/16	GBP	6,100,000	6,496
						$27,619

Credit Default Swaps — Buy Protection

						Premiums	Unrealized
					Notional	Paid	Appreciation
Reference Entity	Fixed Rate	Counterparty	Maturity	Currency	Amount	(Received)	(Depreciation)
Cdx.Na.Hy S23 5Year	5.00%	Morgan Stanley	12/20/19	USD	500,000	$(28,810)	$(6,374)
Itraxx Xover S21 5Year	5.00%	Morgan Stanley	6/20/19	USD	550,000	(87,152)	4,950
Itraxx Xover S21 5Year	5.00%	Morgan Stanley	6/20/19	USD	420,000	(68,894)	8,997
						$(184,856)	$7,573

AUD — Australian Dollar
CAD — Canadian Dollar
Cdx.Na.Hy — Credit Derivatives Index - High Yield
EUR — Euro
EURIBOR — Euro Interbank Offered Rate
GBP — British Pound
Itraxx Xover — Credit Derivatives Index - Blend of Investment Grade and High Yield
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
MTN — Medium Term Note
MXN — Mexican Peso
OTC — Over-the-Counter
SEK — Sweden Krone
USD — U.S. Dollar

The accompanying notes are an integral part of the financial statements.

45

The following is a summary of the inputs used as of October 31, 2014, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$17,058,795	$—	$17,058,795
U.S. Treasury Obligations	—	3,736,640	—	3,736,640
Foreign Government Bonds	—	2,722,557	—	2,722,557
Collateralized Mortgage Obligations	—	2,154,427	—	2,154,427
OTC Foreign Currency Purchased Option	—	13,616	—	13,616
Total Investments in Securities	$—	$25,686,035	$—	$25,686,035

Other Financial Instruments	Level 1	Level 2	Level 3	Total
OTC Foreign Currency Written Option	$—	$(330)	$—	$(330)
Futures — Unrealized Appreciation	149,918	—	—	149,918
Futures — Unrealized Depreciation	(4,522)	—	—	(4,522)
Forwards — Unrealized Appreciation	—	385,490	—	385,490
Forwards — Unrealized Depreciation	—	(349,859)	—	(349,859)
Interest Rate Swaps — Unrealized Appreciation	341,755	—	—	341,755
Interest Rate Swaps — Unrealized Depreciation	(314,136)	—	—	(314,136)
Credit Default Swaps — Unrealized Appreciation	—	13,947	—	13,947
Credit Default Swaps — Unrealized Depreciation	—	(6,374)	—	(6,374)
Total Other Financial Instruments	$173,015	$42,874	$—	$215,889

(1)      There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

46

Schroder Long Duration Investment-Grade Bond Fund

Schedule of Investments

October 31, 2014

Principal Amount ($)		Value $
	CORPORATE OBLIGATIONS — 64.1%
	Consumer Discretionary — 3.2%
	21st Century Fox America (1)
238,000	4.750%, 09/15/44	247,018
	Comcast
545,000	4.200%, 08/15/34	551,903
		798,921
	Consumer Staples — 6.6%
	Altria Group
165,000	9.950%, 11/10/38	277,589
259,000	5.375%, 01/31/44	284,619
	Kraft Foods Group
315,000	6.500%, 02/09/40	392,578
	Lorillard Tobacco
191,000	8.125%, 05/01/40	264,766
	Tyson Foods
120,000	5.150%, 08/15/44	128,621
	Wal-Mart Stores
284,000	4.300%, 04/22/44	297,260
		1,645,433
	Energy — 4.6%
	Ensco
324,000	5.750%, 10/01/44	337,974
	Enterprise Products Operating
80,000	5.100%, 02/15/45	85,023
103,000	4.950%, 10/15/54	105,434
	Marathon Petroleum
76,000	5.000%, 09/15/54	76,577
	TransCanada PipeLines
227,000	7.625%, 01/15/39	318,773
171,000	6.200%, 10/15/37	207,717
		1,131,498
	Financials — 33.7%
	Aflac
135,000	6.900%, 12/17/39	179,835
499,000	6.450%, 08/15/40	634,344
	Bank of America
569,000	6.000%, 10/15/36	693,047
	Citigroup
475,000	8.125%, 07/15/39	717,205
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
260,000	5.750%, 12/01/43	303,694
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA MTN
323,000	5.250%, 05/24/41	374,938
	General Electric Capital MTN
541,000	6.875%, 01/10/39	743,503
	HSBC Bank USA
450,000	7.000%, 01/15/39	622,640
	JPMorgan Chase
489,000	5.600%, 07/15/41	580,990
	McGraw-Hill
456,000	6.550%, 11/15/37	490,326
	MetLife
657,000	5.875%, 02/06/41	798,122
	Prudential Financial MTN
561,000	6.200%, 11/15/40	694,859
30,000	5.625%, 05/12/41	34,757
	Standard Chartered (1)
687,000	5.700%, 03/26/44	735,180
	Wells Fargo
661,000	5.606%, 01/15/44	760,117
		8,363,557
	Industrials — 0.8%
	Koninklijke Philips Electronics
142,000	6.875%, 03/11/38	189,533

	Materials — 10.7%
	Barrick North America Finance
372,000	5.700%, 05/30/41	357,943
	BHP Billiton Finance USA
116,000	5.000%, 09/30/43	130,073
	Dow Chemical
182,000	9.400%, 05/15/39	291,351
	Glencore Finance Canada (1)
626,000	6.000%, 11/15/41	677,616
	International Paper
95,000	8.700%, 06/15/38	140,498
332,000	4.800%, 06/15/44	328,079
	Monsanto
72,000	4.700%, 07/15/64	74,683
	Rio Tinto Finance USA
443,000	5.200%, 11/02/40	484,097
184,000	4.125%, 08/21/42	173,234
		2,657,574
	Telecommunication Services — 3.4%
	Telefonica Emisiones SAU
145,000	7.045%, 06/20/36	186,744
	Verizon Communications
219,000	6.550%, 09/15/43	276,475
68,000	5.012%, 08/21/54 (1)	69,499
289,000	4.862%, 08/21/46 (1)	295,440
		828,158

The accompanying notes are an integral part of the financial statements.

47

Principal Amount ($)		Value $
	Utilities — 1.1%
	Sempra Energy
213,000	6.000%, 10/15/39	266,341
	TOTAL CORPORATE OBLIGATIONS (Cost $13,641,682)	15,881,015

	U.S. TREASURY OBLIGATIONS — 20.9%
	United States Treasury Bonds
3,168,000	4.500%, 02/15/36	4,014,946
753,000	3.625%, 02/15/44	835,771
341,000	1.750%, 05/15/22	332,448
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,041,152)	5,183,165

	TAX-EXEMPT MUNICIPAL BONDS — 5.1%
	California — 2.5%
	Escondido Union High School District GO, Series C (2)
2,000,000	7.615%, 08/01/41	609,780

	Illinois — 0.5%
	Metropolitan Pier & Exposition Authority RB, Series B, AGM (2)
330,000	6.929%, 06/15/47	68,459
295,000	6.272%, 06/15/46	64,620
		133,079
	Ohio — 2.1%
	State Turnpike Commission RB, Series A-2 (2)
160,000	6.617%, 02/15/43	44,563
235,000	6.610%, 02/15/42	68,846
310,000	6.608%, 02/15/41	95,486
325,000	6.587%, 02/15/40	105,212
390,000	6.519%, 02/15/38	139,296
180,000	6.448%, 02/15/36	70,821
		524,224
	TOTAL TAX-EXEMPT MUNICIPAL BONDS (Cost $828,567)	1,267,083

	TAXABLE MUNICIPAL BOND — 3.2%
	California — 3.2%
	University of California RB, Series AD
815,000	4.858%, 05/15/2112 (Cost $813,864)	801,088

	ASSET-BACKED SECURITY — 3.1%
	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3
602,000	6.150%, 06/15/39 (Cost $798,879)	775,059

	TOTAL INVESTMENTS — 96.4% (Cost $21,124,144)	23,907,410
	OTHER ASSETS LESS LIABILITIES — 3.6%	889,914
	NET ASSETS — 100%	$24,797,324

(1)         Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration normally to qualified institutions.  On October 31, 2014, the value of these securities amounted to $2,024,753, representing 8.2% of the net assets of the Fund.

(2)         Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.

AGM — Assured Guaranty Municipal

GO — General Obligation

MTN — Medium Term Note

RB — Revenue Bond

The accompanying notes are an integral part of the financial statements.

48

The following is a summary of the inputs used as of October 31, 2014, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$15,881,015	$—	$15,881,015
U.S. Treasury Obligations	—	5,183,165	—	5,183,165
Tax-Exempt Municipal Bonds	—	1,267,083	—	1,267,083
Taxable Municipal Bond	—	801,088	—	801,088
Asset-Backed Security	—	775,059	—	775,059
Total Investments in Securities	$—	$23,907,410	$—	$23,907,410

(1)         There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

49

Schroder Total Return Fixed Income Fund

Schedule of Investments

October 31, 2014

Principal Amount †		Value $

	CORPORATE OBLIGATIONS — 29.6%
	Consumer Discretionary — 2.1%
	American Axle & Manufacturing
220,000	7.750%, 11/15/19	247,500
	Delphi
380,000	4.150%, 03/15/24	390,605
	Ford Motor Credit LLC
460,000	5.000%, 05/15/18	503,755
325,000	1.700%, 05/09/16	327,547
	Gannett (1)
420,000	5.500%, 09/15/24	434,700
	General Motors Financial
95,000	4.750%, 08/15/17	101,828
355,000	3.500%, 07/10/19	366,316
	George Washington University
205,000	3.485%, 09/15/22	208,956
	Signet UK Finance
245,000	4.700%, 06/15/24	249,939
	VTR Finance BV (1)
400,000	6.875%, 01/15/24	421,000
		3,252,146
	Consumer Staples — 1.3%
	Altria Group
469,000	9.950%, 11/10/38	789,025
285,000	4.000%, 01/31/24	295,583
	Anheuser-Busch InBev Worldwide
280,000	5.375%, 11/15/14	280,386
	Marfrig Holding Europe BV (1)
215,000	6.875%, 06/24/19	218,763
	Reynolds American
110,000	7.250%, 06/15/37	141,770
150,000	6.150%, 09/15/43	175,542
90,000	4.750%, 11/01/42	87,216
		1,988,285
	Energy — 4.7%
	California Resources (1)
325,000	6.000%, 11/15/24	332,312
	Chesapeake Energy (2)
130,000	3.481%, 04/15/19	130,415
	Energy Transfer Partners
615,000	4.150%, 10/01/20	641,850
	Ensco
530,000	5.750%, 10/01/44	552,859
435,000	4.700%, 03/15/21	458,808
	Enterprise Products Operating LLC
175,000	4.950%, 10/15/54	179,136
	Marathon Petroleum
625,000	5.000%, 09/15/54	629,748
	MEG Energy (1)
210,000	7.000%, 03/31/24	211,575
	Morgan Stanley MTN
610,000	4.350%, 09/08/26	612,500
	Noble Energy
95,000	6.000%, 03/01/41	110,582
235,000	4.150%, 12/15/21	251,021
	Petroleos Mexicanos
685,000	6.625%, 06/15/35	811,725
	Phillips 66
290,000	5.875%, 05/01/42	347,586
	Rowan
365,000	5.850%, 01/15/44	368,244
345,000	5.400%, 12/01/42	323,009
	Seventy Seven Operating LLC
255,000	6.625%, 11/15/19	253,725
	Valero Energy
340,000	6.625%, 06/15/37	419,320
50,000	4.500%, 02/01/15	50,450
	Williams
240,000	4.550%, 06/24/24	235,584
	Williams Partners
375,000	5.400%, 03/04/44	393,438
		7,313,887
	Financials — 14.0%
	ABN AMRO Bank (1) (2)
505,000	0.643%, 06/06/16	504,482
	Ally Financial
175,000	3.500%, 07/18/16	178,237
220,000	3.250%, 09/29/17	222,200
	Bank of America MTN
275,000	5.625%, 07/01/20	312,687
205,000	5.000%, 01/21/44	224,906
285,000	4.200%, 08/26/24	287,385
855,000	3.300%, 01/11/23	848,612
835,000	1.105%, 04/01/19 (2)	840,214
	Barclays Bank
180,000	10.179%, 06/12/21 (1)	242,299
285,000	6.750%, 05/22/19	339,000
	BBVA Banco Continental (1)
240,000	3.250%, 04/08/18	245,400
	Capital One Bank USA
335,000	3.375%, 02/15/23	332,360

The accompanying notes are an integral part of the financial statements.

50

Principal Amount †		Value $

	CIMPOR Financial Operations BV (1)
200,000	5.750%, 07/17/24	192,800
	Citigroup
260,000	6.675%, 09/13/43	331,802
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA MTN
120,000	3.875%, 02/08/22	126,599
	Danske Bank MTN (1)
315,000	3.875%, 04/14/16	327,810
	Deutsche Annington Finance BV (1)
570,000	3.200%, 10/02/17	586,804
	DuPont Fabros Technology
365,000	5.875%, 09/15/21	381,425
	Eksportfinans
425,000	3.000%, 11/17/14	425,466
	Eurasian Development Bank (1)
1,195,000	5.000%, 09/26/20	1,211,180
	FMS Wertmanagement AoeR
825,000	1.625%, 11/20/18	829,413
	Goldman Sachs Group MTN
535,000	4.800%, 07/08/44	553,183
720,000	1.835%, 11/29/23 (2)	744,437
	Health Care REIT
500,000	4.125%, 04/01/19	536,308
	HSBC Holdings
390,000	5.250%, 03/14/44	425,563
490,000	4.000%, 03/30/22	521,801
	JPMorgan Chase
720,000	6.125%, 12/29/49 (2)	721,800
475,000	6.000%, 10/01/17	532,319
735,000	4.850%, 02/01/44	793,456
640,000	3.875%, 09/10/24	636,610
	Leucadia National
460,000	5.500%, 10/18/23	483,543
	Liberty Mutual Group (1)
160,000	6.500%, 05/01/42	193,719
425,000	4.850%, 08/01/44	427,274
	Morgan Stanley
560,000	3.750%, 02/25/23	568,178
	Norddeutsche Landesbank Girozentrale (1)
400,000	2.000%, 02/05/19	401,925
	Sabra Health Care REIT
125,000	5.375%, 06/01/23	127,344
	Societe Generale (1)
1,445,000	5.000%, 01/17/24	1,478,612
	Sparebank 1 Boligkreditt (1)
1,000,000	1.750%, 11/15/19	982,784
	Standard Chartered (1)
825,000	5.700%, 03/26/44	882,858
	Swedbank Hypotek (1)
205,000	2.375%, 04/05/17	211,353
	UBS (1)
440,000	2.250%, 03/30/17	451,687
	Voya Financial
500,000	5.500%, 07/15/22	564,581
	Wells Fargo Capital X
405,000	5.950%, 12/15/36	415,125
	XL Group
225,000	5.750%, 10/01/21	259,324
		21,904,865
	Healthcare — 1.2%
	Actavis Funding SCS (1)
795,000	4.850%, 06/15/44	752,527
	Boston Scientific
320,000	2.650%, 10/01/18	323,635
	HCA
305,000	5.250%, 04/15/25	316,437
	Humana
90,000	7.200%, 06/15/18	106,039
	WellPoint
465,000	4.650%, 01/15/43	472,655
		1,971,293
	Industrials — 1.3%
	Aircastle
240,000	6.750%, 04/15/17	258,000
	Cementos Pacasmayo SAA (1)
280,000	4.500%, 02/08/23	268,100
	Fly Leasing
430,000	6.375%, 10/15/21	428,925
	OAS Finance (1)
200,000	8.000%, 07/02/21	187,500
	Odebrecht Finance (1)
535,000	5.250%, 06/27/29	516,275
	Odebrecht Offshore Drilling Finance (1)
424,397	6.750%, 10/01/22	445,616
		2,104,416
	Materials — 2.1%
	BHP Billiton Finance USA
225,000	5.000%, 09/30/43	252,297

The accompanying notes are an integral part of the financial statements.

51

Principal Amount †		Value $

	Eastman Chemical
460,000	4.650%, 10/15/44	449,412
	Glencore Funding LLC (1)
570,000	4.125%, 05/30/23	568,767
	LYB International Finance BV
445,000	4.875%, 03/15/44	461,984
	Monsanto
480,000	4.700%, 07/15/64	497,887
	Rio Tinto Finance USA
230,000	3.500%, 03/22/22	235,032
550,000	2.250%, 12/14/18	554,663
	Tupy Overseas (1)
200,000	6.625%, 07/17/24	203,500
		3,223,542
	Telecommunication Services — 2.2%
	Cogeco Cable (1)
170,000	4.875%, 05/01/20	170,638
	Inmarsat Finance (1)
275,000	4.875%, 05/15/22	275,687
	Rogers Communications
375,000	5.000%, 03/15/44	392,461
	Telecom Italia (1)
435,000	5.303%, 05/30/24	443,156
	United Business Media (1)
410,000	5.750%, 11/03/20	444,643
	Univision Communications (1)
180,000	7.875%, 11/01/20	195,525
	Verizon Communications
651,000	6.550%, 09/15/43	821,850
653,000	5.012%, 08/21/54 (1)	667,390
		3,411,350
	Utilities — 0.7%
	Berkshire Hathaway Energy
185,000	5.750%, 04/01/18	209,597
	Dynegy Finance I (1)
130,000	7.625%, 11/01/24	137,962
70,000	7.375%, 11/01/22	74,112
85,000	6.750%, 11/01/19	88,081
	Fermaca Enterprises S de RL (1)
320,000	6.375%, 03/30/38	338,800
	Mexico Generadora de Energia (1)
200,000	5.500%, 12/06/32	207,500
	Nevada Power, Series L
45,000	5.875%, 01/15/15	45,474
		1,101,526
	TOTAL CORPORATE OBLIGATIONS (Cost $44,670,224)	46,271,310

	U.S. TREASURY OBLIGATIONS (4) — 22.0%
	United States Treasury Bills (3)
2,000,000	0.015%, 11/13/14	1,999,998
1,500,000	0.003%, 12/18/14	1,499,980
	United States Treasury Inflation Indexed Bonds
5,872,180	0.125%, 04/15/19	5,920,807
2,063,523	0.125%, 07/15/24	2,009,999
	United States Treasury Notes
5,088,000	3.375%, 05/15/44	5,398,449
275,000	3.125%, 08/15/44	278,438
11,767,000	2.375%, 08/15/24	11,808,368
185,000	2.250%, 04/30/21	187,963
530,000	1.750%, 09/30/19	533,561
420,000	1.500%, 10/31/19	417,802
445,000	0.875%, 05/15/17	446,356
820,000	0.625%, 10/15/16	821,922
284,000	0.500%, 09/30/16	284,155
2,300,000	0.375%, 06/30/15	2,303,954
215,000	0.375%, 01/15/16	215,420
205,000	0.375%, 10/31/16	204,488

	TOTAL U.S. TREASURY OBLIGATIONS (Cost $34,299,728)	34,331,660

	U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 19.7%
	Federal Home Loan Mortgage Corporation — 7.8%
	FHLMC
130,918	4.500%, 12/15/26	143,093
586,418	4.000%, 09/15/30	628,001
633,730	4.000%, 04/01/44	676,568
8,068,734	4.000%, 07/01/44	8,571,935
1,162,665	3.000%, 10/15/42	1,196,999
9,930	0.555%, 11/25/28 (2)	9,811
	FHLMC Gold
35,417	5.000%, 05/01/18	37,374
192,202	4.500%, 10/01/24	203,963
217,857	3.000%, 01/01/43	219,431

The accompanying notes are an integral part of the financial statements.

52

Principal Amount †		Value $

	FHLMC IO
731,559	3.000%, 01/15/33	94,940
	FHLMC IO REMIC
5	1181.049%, 01/15/22 (2)	115
1,529,435	6.447%, 06/15/39 (2)	126,944
2,295,608	6.447%, 11/15/40 (2)	249,878
748,031	3.000%, 05/15/32	85,168
553,844	1.985%, 06/15/15 (2)	4,953
	FHLMC REMIC (2)
531	13.619%, 07/15/33	535
		12,249,708
	Federal National Mortgage Association — 8.0%
	FNMA
118,370	6.156%, 09/01/36 (2)	128,085
980	6.000%, 12/01/28	1,123
18,902	6.000%, 10/01/29	21,482
116,673	5.500%, 11/01/34	130,817
356,416	5.500%, 10/01/35	399,337
525,576	5.500%, 07/01/38	587,034
99,490	5.000%, 10/01/29	110,545
435,000	5.000%, 03/25/41	496,231
136,919	4.500%, 07/01/41	148,646
35,230	4.500%, 10/01/41	38,232
462,670	4.000%, 07/25/25	500,220
1,036,053	4.000%, 04/25/33	1,127,637
336,112	4.000%, 05/25/37	361,170
179,646	4.000%, 10/01/41	189,068
1,060,182	4.000%, 03/01/42	1,127,247
452,197	4.000%, 03/01/44	485,091
884,741	4.000%, 04/01/44	949,096
249,034	3.500%, 04/01/32	261,758
1,157,791	3.500%, 08/25/43	1,223,847
287,830	3.270%, 06/01/42 (2)	300,775
455,000	3.056%, 06/25/24 (2)	462,260
454,030	3.000%, 04/01/43	455,130
132,840	3.000%, 05/01/43	133,430
449,012	3.000%, 06/01/43	451,004
160,525	3.000%, 07/01/43	160,889
783,439	3.000%, 08/01/43	786,189
416,883	2.500%, 10/25/41	332,014
309,204	0.420%, 05/25/18 (2)	309,299
	FNMA IO
106,472	5.000%, 07/25/18	6,777
163,354	5.000%, 07/25/18	10,595
144,822	5.000%, 07/25/18	9,341
8,829,878	0.537%, 09/25/22 (2)	276,790
8,039,954	0.437%, 06/25/24 (2)	257,693
	FNMA IO REMIC
208,125	5.500%, 01/25/19	12,790
207,013	5.500%, 12/25/26	12,556
	FNMA REMIC
68,311	5.000%, 07/25/37	73,140
229,566	3.540%, 10/25/42 (2)	184,065
		12,521,403
	Government National Mortgage Association — 3.9%
	GNMA
18,835	7.000%, 09/15/23	21,685
57,822	6.000%, 12/15/38	65,235
1,989,148	5.943%, 02/20/44 (2)	317,512
1,395,000	5.500%, 10/20/23	1,503,642
103,485	5.500%, 02/20/34	117,605
63,883	5.500%, 01/15/37	72,045
149,517	5.000%, 05/20/30	166,320
135,800	5.000%, 12/20/43	150,135
170,000	4.500%, 09/20/38	186,759
57,602	4.500%, 07/20/41	62,908
70,758	4.000%, 03/20/42	75,755
532,255	4.000%, 03/20/44	551,605
885,000	3.500%, 08/20/39	920,065
3,498,637	1.382%, 02/16/48 (2)	281,595
2,050,659	0.962%, 08/16/54 (2)	136,047
	GNMA IO
4,094	4.500%, 11/20/32	2
71,301	4.500%, 06/20/33	828
358,790	4.500%, 12/16/37	18,633
485,934	1.129%, 06/16/54 (2)	34,137
4,971,718	1.046%, 01/16/53 (2)	376,093
2,520,177	1.022%, 03/16/47 (2)	170,266
2,662,004	0.967%, 08/16/52 (2)	165,562
2,982,470	0.955%, 12/16/51 (2)	216,174
2,397,752	0.753%, 01/16/54 (2)	157,610
4,291,628	0.702%, 12/16/53 (2)	255,558
		6,023,776
	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $30,182,388)	30,794,887

	ASSET-BACKED SECURITIES — 11.3%
	American Credit Acceptance Receivables Trust, Series 1, Class A (1)
70,702	1.450%, 04/16/18	70,926

The accompanying notes are an integral part of the financial statements.

53

Principal Amount †		Value $

	American Credit Acceptance Receivables Trust, Series 2, Class A (1)
4,460	1.890%, 07/15/16	4,462
	American Credit Acceptance Receivables Trust, Series 3, Class A (1)
27,982	1.640%, 11/15/16	28,016
	AmeriCredit Automobile Receivables Trust, Series 2013-1, Class C
105,000	1.570%, 01/08/19	105,184
	AmeriCredit Automobile Receivables Trust, Series 2013-5, Class C
680,000	2.290%, 11/08/19	686,839
	AmeriCredit Automobile Receivables Trust, Series 2014-1, Class C
505,000	2.150%, 03/09/20	505,262
	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class C
415,000	2.180%, 06/08/20	414,685
	ARL Second LLC, Series 2014-1A, Class A2 (1)
400,000	3.970%, 06/15/44	401,296
	Carfinance Capital Auto Trust, Series 2013-2A, Class A (1)
73,389	1.750%, 11/15/17	73,630
	Chase Issuance Trust, Series 2014-A5, Class A5 (2)
1,625,000	0.523%, 04/15/21	1,620,798
	CLI Funding V LLC, Series 2013-1A (1)
189,375	2.830%, 03/18/28	186,109
	CLI Funding V LLC, Series 2013-2A (1)
226,522	3.220%, 06/18/28	225,384
	CPS Auto Receivables Trust, Series 2014-C, Class A (1)
678,454	1.310%, 02/15/19	676,579
	Credit-Based Asset Servicing and Securitization LLC, Series CB4, Class AF1 (5)
19,158	5.000%, 03/25/31	18,654
	Cronos Containers Program, Series 2012-2A, Class A (1)
415,625	3.810%, 09/18/27	415,785
	Cronos Containers Program, Series 2013-1A, Class A (1)
212,500	3.080%, 04/18/28	211,828
	DT Auto Owner Trust, Series 2014-1A, Class B (1)
405,000	1.430%, 03/15/18	406,347
	DT Auto Owner Trust, Series 2014-1A, Class C (1)
435,000	2.640%, 10/15/19	438,387
	DT Auto Owner Trust, Series 2014-2A, Class C (1)
460,000	2.460%, 01/15/20	461,111
	Exeter Automobile Receivables Trust, Series 2014-1A, Class A (1)
268,937	1.290%, 05/15/18	269,122
	Exeter Automobile Receivables Trust, Series 2014-2A, Class A (1)
68,939	1.060%, 08/15/18	68,822
	Flagship Credit Auto Trust, Series 2013-1, Class A (1)
269,239	1.320%, 04/16/18	269,587
	Flagship Credit Auto Trust, Series 2013-2, Class A (1)
227,601	1.940%, 01/15/19	228,332
	Flagship Credit Auto Trust, Series 2014-1, Class B (1)
160,000	2.550%, 02/18/20	160,365
	Global SC Finance, Series 2013-1A, Class A (1)
544,000	2.980%, 04/17/28	538,976
	Global SC Finance, Series 2014-1A, Class A1 (1)
355,875	3.190%, 07/17/29	353,023
	OnDeck Asset Securitization Trust, Series 2014-1A, Class A (1)
520,000	3.150%, 05/17/18	519,055
	OneMain Financial Issuance Trust, Series 2014-1A, Class A (1)
865,000	2.430%, 06/18/24	869,671
	OneMain Financial Issuance Trust, Series 2014-2A, Class A (1)
435,000	2.470%, 09/18/24	435,136

The accompanying notes are an integral part of the financial statements.

54

Principal Amount †			Value $

		Prestige Auto Receivables Trust, Series 2014-1A, Class B (1)
310,000		1.910%, 04/15/20	309,642
		Santander Drive Auto Receivables Trust, Series 2013-3, Class C
225,000		1.810%, 04/15/19	225,835
		Santander Drive Auto Receivables Trust, Series 2013-4, Class C
925,000		3.250%, 01/15/20	959,510
		Santander Drive Auto Receivables Trust, Series 2013-5, Class C
825,000		2.250%, 06/17/19	834,599
		Santander Drive Auto Receivables Trust, Series 2014-1, Class C
815,000		2.360%, 04/15/20	823,806
		Santander Drive Auto Receivables Trust, Series 2014-2, Class C
505,000		2.330%, 11/15/19	508,239
		SpringCastle America Funding LLC, Series 2014-AA, Class A (1)
365,000		2.700%, 05/25/23	365,790
		Synchrony Credit Card Master Note Trust, Series 2012-3, Class A (2)
100,000		0.603%, 03/15/20	100,153
		TAL Advantage V LLC, Series 2013-2A, Class A (1)
681,250		3.550%, 11/20/38	688,490
		TAL Advantage V LLC, Series 2014-1A, Class A (1)
680,400		3.510%, 02/22/39	687,235
		TAL Advantage V LLC, Series 2014-2A, Class A2 (1)
481,755		3.330%, 05/20/39	484,975
		Textainer Marine Containers, Series 2014-1A, Class A (1)
330,000		3.270%, 10/20/39	330,929
		Westlake Automobile Receivables Trust, Series 2014-1A, Class B (1)
280,000		1.240%, 11/15/19	280,125
		Westlake Automobile Receivables Trust, Series 2014-1A, Class C (1)
440,000		1.700%, 11/15/19	440,655
		Wheels SPV LLC, Series 1, Class A2 (1)
47,326		1.190%, 03/20/21	47,384

		TOTAL ASSET-BACKED SECURITIES (Cost $17,701,777)	17,750,738

		COLLATERALIZED MORTGAGE OBLIGATIONS — 7.8%
		Brunel Residential Mortgage Securitisation, Series 1A, Class A4C (1) (2)
474,810		0.429%, 01/13/39	471,197
		Credit Suisse First Boston Mortgage Securities, Series 2004-AR3,Class 3A1 (2)
20,570		2.113%, 04/25/34	20,668
		E-MAC Program, Series NL3A, Class A1 (1) (2)
1,089,803		0.309%, 07/25/47	1,054,315
		Eurosail, Series 2006-2X, Class A2C (2) (6)
GBP	231,588	0.723%, 12/15/44	359,190
		Eurosail, Series 2006-3X, Class A3A (2) (6)
EUR	151,655	0.264%, 09/10/44	186,188
		FHLMC Multifamily Structured Pass-Through Certificates, Series K038, Class X1 (2)
4,822,727		1.202%, 03/25/24	426,021
		FHLMC Multifamily Structured Pass-Through Certificates, Series KGRP, Class A (2)
462,532		0.537%, 04/25/20	462,668
		FHLMC Structured Agency Credit Risk Debt Notes, Series 2014-HQ2, Class M1 (2)
442,811		1.604%, 09/25/24	441,648

The accompanying notes are an integral part of the financial statements.

55

Principal Amount †			Value $

		FREMF Mortgage Trust, Series K36, Class B (1) (2)
360,000		4.362%, 12/25/46	374,429
		FREMF Mortgage Trust, Series K38, Class B (1) (2)
300,000		4.223%, 06/25/47	308,022
		FREMF Mortgage Trust, Series K702, Class B (1) (2)
90,000		4.940%, 04/25/44	96,523
		FREMF Mortgage Trust, Series K706, Class B (1) (2)
495,000		4.024%, 11/25/44	518,022
		FREMF Mortgage Trust, Series K711, Class B (1) (2)
350,000		3.562%, 08/25/45	358,281
		FREMF Mortgage Trust, Series K712, Class B (1) (2)
415,000		3.484%, 05/25/45	419,628
		FREMF Mortgage Trust, Series K715, Class B (1) (2)
575,000		3.978%, 02/25/46	594,316
		FREMF Mortgage Trust, Series KF01, Class B (1) (2)
1,470,000		2.752%, 10/25/44	1,510,327
		FREMF Mortgage Trust, Series KF02, Class B (1) (2)
856,644		2.820%, 12/25/45	885,973
		Granite Master Issuer, Series 2006-1X, Class M3 (2) (6)
GBP	167,000	1.103%, 12/20/54	262,634
		Impac CMB Trust, Series 2004-10, Class 4A1 (2)
33,771		0.892%, 03/25/35	33,101
		Impac Secured Assets Trust, Series 1, Class 2A2 (2)
152,310		0.562%, 05/25/36	149,622
		Impac Secured Assets Trust, Series 2, Class 2A2 (2)
21,010		0.582%, 08/25/36	20,785
		Impac Secured Assets Trust, Series 2006-2, Class 2M1 (2)
130,000		0.652%, 08/25/36	118,012
		Mansard Mortgages, Series 2006-1X, Class A2 (2) (6)
GBP	7,452	0.760%, 10/15/48	11,522
		Marble Arch Residential Securitisation No. 4, Series 2006-4X, Class A3C (2) (6)
GBP	100,884	0.746%, 03/20/40	159,783
		Money Partners Securities, Series 2006-3X, Class A2B (2)
EUR	100,620	0.484%, 09/14/39	123,710
		Money Partners Securities, Series 2006-4X, Class A1A (2) (6)
GBP	283,356	0.943%, 03/15/40	445,350
		Paragon Mortgages, Series 2005-9X, Class AA (2) (6)
GBP	89,610	0.920%, 05/15/41	137,640
		Preferred Residential Securities, Series 8X, Class A1A2 (2) (6)
GBP	75,840	0.803%, 12/15/42	117,968
		Residential Mortgage Securities, Series 2012-26, Class A1 (2) (6)
GBP	334,001	2.810%, 02/14/41	557,847
		Residential Mortgage Securities, Series 20X, Class A2A (2) (6)
GBP	90,542	0.821%, 08/10/38	142,554
		Residential Mortgage Securities, Series 22X, Class A3A (2) (6)
GBP	284,100	0.920%, 11/14/39	446,199
		RMAC, Series 2003-NS3X, Class A3 (2) (6)
GBP	166,867	1.463%, 12/12/35	264,031
		Southern Pacific Financing, Series 2005-B, Class A (2) (6)
GBP	66,927	0.739%, 06/10/43	103,574
		Southern Pacific Financing, Series 2006-A, Class A (2) (6)
GBP	79,228	0.719%, 03/10/44	122,786
		Thornburg Mortgage Securities Trust, Series 2005-1, Class A3 (2)
350,279		2.244%, 04/25/45	354,164

The accompanying notes are an integral part of the financial statements.

56

Principal Amount †			Value $

		Wells Fargo Mortgage-Backed Securities Trust, Series 16, Class A5
101,216		5.000%, 11/25/36	105,061

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $12,016,143)	12,163,759

		COMMERCIAL MORTGAGE-BACKED OBLIGATIONS — 3.0%
		BAMLL Commercial Mortgage Securities Trust, Series ICTS, Class A (1) (2)
360,000		0.954%, 06/15/28	359,385
		Citigroup Commercial Mortgage Trust, Series 388G, Class C (1) (2)
290,000		1.554%, 06/15/33	291,396
		Citigroup Commercial Mortgage Trust, Series 388G, Class D (1) (2)
370,000		1.904%, 06/15/33	370,567
		Commercial Mortgage Trust, Series TWC, Class A (1) (2)
355,000		1.003%, 02/13/32	355,338
		Credit Suisse Mortgage Trust, Series ICE, Class B (1) (2)
210,000		1.450%, 04/15/27	210,103
		Credit Suisse Mortgage Trust, Series ICE, Class C (1) (2)
155,000		1.800%, 04/15/27	155,155
		Extended Stay America Trust, Series ESH7, Class A27 (1)
240,000		2.958%, 12/05/31	244,093
		Extended Stay America Trust, Series ESH7, Class B7 (1)
240,000		3.604%, 12/05/31	244,502
		GP Portfolio Trust, Series GPP, Class A (1) (2)
670,000		1.103%, 02/15/27	671,150
		Hilton USA Trust, Series HLF, Class AFL (1) (2)
305,000		1.156%, 11/05/30	305,158
		JPMorgan Chase Commercial Mortgage Securities, Series FBLU, Class A (1) (2)
675,000		1.104%, 12/15/28	674,555
		LSTAR Commercial Mortgage Trust, Series 2, Class B (1) (2)
205,000		4.205%, 01/20/41	206,663
		SCG Trust, Series SRP1, Class A (1) (2)
220,000		1.553%, 11/15/26	220,490
		WaMu Commercial Mortgage Securities Trust, Series 2007-SL3, Class A1A (1) (2)
404,542		5.525%, 03/23/45	416,459

		TOTAL COMMERCIAL MORTGAGE-BACKED OBLIGATIONS (Cost $4,717,748)	4,725,014

		SOVEREIGN GOVERNMENTS — 2.2%
		Brazil Notas do Tesouro Nacional Serie F
BRL	1,830,000	10.000%, 01/01/17	708,032
		Colombia Government International Bond
700,000		5.625%, 02/26/44	785,124
		Mexican Bonos
MXN	17,315,000	8.000%, 06/11/20	1,463,043
		Morocco Government International Bond (1)
200,000		5.500%, 12/11/42	204,500
		Province of Manitoba Canada
185,000		9.625%, 12/01/18	235,946

		TOTAL SOVEREIGN GOVERNMENTS (Cost $3,323,499)	3,396,645

		MUNICIPAL BONDS — 1.2%
		Florida — 0.7%
		Hurricane Catastrophe Fund Finance RB, Series A
1,035,000		2.995%, 07/01/20	1,047,524

		Georgia — 0.1%
		Municipal Electric Authority of Georgia RB
155,000		6.637%, 04/01/57	197,484

The accompanying notes are an integral part of the financial statements.

57

Principal Amount †		Value $

	New York — 0.1%
	Metropolitan Transportation Authority RB, Series E
75,000	6.814%, 11/15/40	102,641

	Ohio — 0.0%
	American Municipal Power RB, Series B
40,000	8.084%, 02/15/50	62,512

	Pennsylvania — 0.2%
	Philadelphia Authority for Industrial Development RB
350,000	3.964%, 04/15/26	351,775

	Utah — 0.1%
	State GO, Series B
170,000	3.539%, 07/01/25	178,731

	TOTAL MUNICIPAL BONDS (Cost $1,872,758)	1,940,667

	TOTAL INVESTMENTS — 96.8% (Cost $148,784,265)	151,374,680
	OTHER ASSETS LESS LIABILITIES — 3.2%	4,990,057
	NET ASSETS — 100%	$156,364,737

†	In U.S. Dollars unless otherwise indicated.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration normally to qualified institutions.  On October 31, 2014, the value of these securities amounted to $38,412,837, representing 24.5% of the net assets of the Fund.

(2)	Variable Rate Security — Rate disclosed is as of October 31, 2014.
(3)	Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.
(4)	Security, or a portion of this security, has been pledged as collateral on open derivative positions and mortgage dollar rolls.
(5)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2014.
(6)

Security exempt from registration under Regulation S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2014, the value of these securities amounted to $3,317,266, representing 2.1% of the net assets of the Fund.

The accompanying notes are an integral part of the financial statements.

58

The open futures contracts held by the Fund at October 31, 2014, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
Canadian 10-Year Bond	13	Dec-2014	$2,933
U.S. 2-Year Treasury Note	36	Dec-2014	23,722
U.S. 5-Year Treasury Note	(2)	Dec-2014	(1,722)
U.S. 10-Year Treasury Note	(137)	Dec-2014	128,776
U.S. Long Treasury Bond	4	Dec-2014	10,364
U.S. Ultra Long Treasury Bond	(17)	Dec-2014	(20,495)
			$143,578

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2014, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Barclays Capital	11/13/14	GBP	2,135,960	USD	3,419,975	$3,451
Citigroup Global Markets	11/21/14	BRL	1,830,000	USD	732,894	(891)
Deutsche Bank Securities	11/13/14	EUR	424,501	USD	534,110	2,104
State Street Bank	11/13/14	USD	241,886	EUR	191,680	(1,663)
State Street Bank	11/13/14	USD	346,799	GBP	216,494	(511)
						$2,490

BRL — Brazilian Real

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound

GNMA — Government National Mortgage Association

GO — General Obligation

IO — Interest Only

LLC — Limited Liability Corporation

MTN — Medium Term Note

MXN — Mexican Peso

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

REIT — Real Estate Investment Trust

USD — U.S. Dollar

The accompanying notes are an integral part of the financial statements.

59

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$46,271,310	$—	$46,271,310
U.S. Treasury Obligations	—	34,331,660	—	34,331,660
U.S. Government Mortgage-Backed Obligations	—	30,794,887	—	30,794,887
Asset-Backed Securities	—	17,750,738	—	17,750,738
Collateralized Mortgage Obligations	—	12,163,759	—	12,163,759
Commercial Mortgage-Backed Obligations	—	4,725,014	—	4,725,014
Sovereign Governments	—	3,396,645	—	3,396,645
Municipal Bonds	—	1,940,667	—	1,940,667
Total Investments in Securities	$—	$151,374,680	$—	$151,374,680

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures — Unrealized Appreciation	$165,795	$—	$—	$165,795
Futures — Unrealized Depreciation	(22,217)	—	—	(22,217)
Forwards — Unrealized Appreciation	—	5,555	—	5,555
Forwards — Unrealized Depreciation	—	(3,065)	—	(3,065)
Total Other Financial Instruments	$143,578	$2,490	$—	$146,068

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

60

Schroder Global Multi-Asset Income Fund

Schedule of Investments

October 31, 2014

Principal Amount †			Value $

		CORPORATE OBLIGATIONS — 41.8%
		Brazil — 0.8%
		Braskem America Finance (1)
	200,000	7.125%, 07/22/41	205,000

		Canada — 0.4%
		MEG Energy (2)
	100,000	7.000%, 03/31/24	100,750

		China — 0.9%
		CNOOC Nexen Finance
	200,000	4.875%, 04/30/24	213,013

		Colombia — 0.9%
		Empresas Publicas de Medellin ESP (2)
COP	80,000,000	7.625%, 09/10/24	39,030
		Pacific Rubiales Energy (1)
	200,000	5.125%, 03/28/23	190,440
			229,470
		Costa Rica — 0.7%
		Instituto Costarricense de Electricidad (1)
	200,000	6.375%, 05/15/43	173,500

		France — 2.9%
		BPCE (2)
	200,000	5.700%, 10/22/23	215,420
		Electricite de France MTN (1) (3)
GBP	100,000	6.000%, 12/29/49	170,767
		Holding Medi-Partenaires SAS (1)
EUR	100,000	7.000%, 05/15/20	131,581
		La Mondiale SAM (1) (3)
	200,000	7.625%, 04/29/49	218,500
			736,268
		Germany — 1.4%
		RWE (1) (3)
GBP	100,000	7.000%, 03/29/49	172,859
		Safari Holding Verwaltungs GmbH (1)
EUR	100,000	8.250%, 02/15/21	127,207
		Volkswagen International Finance (1) (3)
EUR	41,000	4.625%, 03/24/49	55,550
			355,616
		India — 2.1%
		Bharti Airtel International Netherlands BV (1)
	200,000	5.350%, 05/20/24	215,421
		Oil India (1)
	300,000	5.375%, 04/17/24	321,844
			537,265
		Indonesia — 1.4%
		Indo Energy Finance II BV (1)
	200,000	6.375%, 01/24/23	162,000
		Pertamina Persero MTN (1)
	200,000	5.625%, 05/20/43	192,500
			354,500
		Italy — 1.1%
		Enel (1) (3)
GBP	100,000	7.750%, 09/10/75	175,766
		Gamenet (1)
EUR	100,000	7.250%, 08/01/18	106,604
			282,370
		Kazakhstan — 1.5%
		Development Bank of Kazakhstan JSC (2)
	200,000	4.125%, 12/10/22	190,250
		KazMunayGas National JSC MTN (1)
	200,000	5.750%, 04/30/43	195,500
			385,750
		Luxembourg — 2.5%
		Altice (2)
	400,000	7.750%, 05/15/22	421,000
		ArcelorMittal
	200,000	7.500%, 10/15/39	214,500
			635,500
		Malaysia — 0.8%
		Digicel (2)
	200,000	7.000%, 02/15/20	208,500

		Mexico — 1.9%
		Petroleos Mexicanos
MXN	2,500,000	7.650%, 11/24/21 (1)	198,856
MXN	500,000	7.650%, 11/24/21 (2)	39,771
	200,000	6.625%, 06/15/35	237,000
			475,627
		Netherlands — 1.5%
		Delta Lloyd Levensverzekering (1) (3)
EUR	100,000	9.000%, 09/29/42	163,787

The accompanying notes are an integral part of the financial statements.

61

Principal Amount †			Value $

		Koninklijke KPN (2) (3)
	200,000	7.000%, 03/28/73	209,400
			373,187
		Spain — 0.5%
		Grupo Antolin Dutch BV (1)
EUR	100,000	4.750%, 04/01/21	128,604

		United Kingdom — 4.5%
		Arqiva Broadcast Finance MTN (1)
GBP	100,000	9.500%, 03/31/20	175,766
		Friends Life Holdings (1)
GBP	100,000	8.250%, 04/21/22	184,071
		Gala Group Finance (1)
GBP	90,000	8.875%, 09/01/18	150,883
		Odeon & UCI Finco MTN (1)
GBP	100,000	9.000%, 08/01/18	144,772
		Old Mutual MTN (1)
GBP	100,000	8.000%, 06/03/21	182,068
		RL Finance Bonds No. 2 (1) (3)
GBP	100,000	6.125%, 11/30/43	166,898
		Tesco MTN
EUR	100,000	5.125%, 04/10/47	137,852
			1,142,310
		United States — 15.6%
		Apple
	100,000	3.850%, 05/04/43	95,732
		Bank of America (3)
	200,000	5.200%, 12/29/49	186,500
		Bon-Ton Department Stores
	100,000	8.000%, 06/15/21	87,500
		BreitBurn Energy Partners
	100,000	7.875%, 04/15/22	96,438
		Eastman Chemical
	100,000	4.650%, 10/15/44	97,698
		Energy Transfer Equity
	100,000	5.875%, 01/15/24	105,500
		EV Energy Partners
	100,000	8.000%, 04/15/19	99,000
		Express Scripts Holding
	100,000	6.125%, 11/15/41	124,255
		Ferrellgas
	100,000	6.750%, 01/15/22	101,250
		Goldman Sachs Group
	100,000	6.750%, 10/01/37	122,831
		Halcon Resources
	100,000	8.875%, 05/15/21	82,500
		Jefferies Group LLC

Principal Amount † /Shares

50,000	6.500%, 01/20/43	56,219
	JPMorgan Chase (3)
200,000	6.750%, 08/29/49	211,720
	Linn Energy LLC
100,000	6.500%, 09/15/21	92,000
	Midstates Petroleum
100,000	9.250%, 06/01/21	85,500
	Navient LLC MTN
200,000	6.125%, 03/25/24	207,002
	Pfizer
100,000	4.400%, 05/15/44	102,842
	Rowan
100,000	5.850%, 01/15/44	100,889
	Sabine Pass Liquefaction LLC (2)
100,000	5.750%, 05/15/24	103,875
	Sabra Health Care REIT
200,000	5.375%, 06/01/23	203,750
	Sirius XM Radio (2)
400,000	6.000%, 07/15/24	418,000
	Sprint (2)
200,000	7.250%, 09/15/21	212,000
	Suburban Propane Partners
200,000	5.500%, 06/01/24	199,000
	Tenet Healthcare
400,000	6.000%, 10/01/20	431,000
	TMS International (2)
100,000	7.625%, 10/15/21	105,000
	Verizon Communications
56,000	6.550%, 09/15/43	70,697
55,000	5.012%, 08/21/54 (1)	56,212
	Zions Bancorporation (3)
100,000	5.800%, 12/29/49	95,750
		3,950,660
	Venezuela — 0.4%
	Petroleos de Venezuela (1)
200,000	6.000%, 11/15/26	98,920
	TOTAL CORPORATE OBLIGATIONS
	(Cost $10,970,119)	10,586,810

	COMMON STOCK — 34.6%
	Australia — 1.1%
1,270	Bank of Queensland	14,093
12,445	Insurance Australia Group	71,405
1,242	Sonic Healthcare	20,417
17,892	Telstra	88,644

The accompanying notes are an integral part of the financial statements.

62

Shares		Value $

2,382	Woodside Petroleum	84,119
		278,678
	Austria — 0.1%
6,714	IMMOFINANZ	20,294

	Belgium — 0.5%
2,196	Belgacom	82,860
331	Groupe Bruxelles Lambert	29,554
		112,414
	Brazil — 0.7%
2,400	Ambev	15,884
1,491	Cia de Concessoes Rodoviarias	11,102
9,091	Cyrela Brazil Realty Empreendimentos e Participacoes	45,200
2,331	EcoRodovias Infraestrutura e Logistica	10,423
3,717	Energias do Brasil	14,506
3,529	Souza Cruz	28,512
2,817	Tractebel Energia	38,369
2,443	Transmissora Alianca de Energia Eletrica	18,141
		182,137
	Canada — 1.2%
1,525	Baytex Energy Trust	46,601
1,920	BCE	85,263
718	Canadian Imperial Bank of Commerce	65,547
3,358	Canadian Oil Sands Trust	52,617
781	IGM Financial	31,239
1,151	Shaw Communications Class B	29,555
		310,822
	China — 1.6%
155,000	Agricultural Bank of China Class H	71,952
128,000	China Construction Bank Class H	95,400
44,000	China Petroleum & Chemical Class H	38,127
8,500	China Shenhua Energy Class H	23,949
40,000	Huaneng Power International Class H	49,103
142,000	Industrial & Commercial Bank of China Class H	93,932
12,000	Jiangsu Expressway Class H	13,400
8,000	PetroChina Class H	10,016
15,000	Soho China	11,006
		406,885
	Denmark — 0.1%
171	Coloplast Class B	14,884
131	TrygVesta	14,160
		29,044
	Finland — 0.2%
965	Sampo Class A	46,159

	France — 1.1%
561	AXA	12,942
421	Eutelsat Communications	13,643
550	Lagardere SCA	13,381
879	Rexel	14,766
952	Sanofi	87,876
1,454	SCOR	44,532
1,670	Total	99,239
		286,379
	Germany — 1.1%
179	Allianz	28,421
182	Daimler	14,147
798	Deutsche Lufthansa	11,790
759	Hannover Rueck	63,241
442	Muenchener Rueckversicherungs	86,878
659	Siemens	74,250
		278,727
	Hong Kong — 1.6%
20,500	BOC Hong Kong Holdings	68,200
8,000	CNOOC	12,565
3,500	Hang Seng Bank	59,302
17,000	HKT Trust and HKT	20,715
52,000	Li & Fung	63,364
3,200	MGM China Holdings	10,274
14,000	Sands China	87,194
22,000	SJM Holdings	46,467
1,000	Swire Pacific Class A	13,114
3,600	Wynn Macau	12,998
4,500	Yue Yuen Industrial Holdings	15,087
		409,280
	Ireland — 0.1%
217	Eaton	14,841

	Italy — 0.7%
3,986	ENI	84,916
15,320	Snam Rete Gas	82,744
		167,660

The accompanying notes are an integral part of the financial statements.

63

Shares		Value $

	Japan — 0.3%
1,400	Canon	42,240
1,900	Daiichi Sankyo	28,020
		70,260
	Luxembourg — 0.4%
496	RTL Group	46,282
1,818	SES	62,765
		109,047
	Malaysia — 0.4%
7,800	Alliance Financial Group	11,359
6,500	AMMB Holdings	13,398
19,400	Axiata Group	41,581
16,500	DiGi.com	31,051
		97,389
	Netherlands — 1.3%
2,997	Delta Lloyd	68,260
1,751	Koninklijke Ahold	29,271
218	Koninklijke DSM	13,650
448	Koninklijke Philips Electronics	12,514
2,502	Royal Dutch Shell Class B	92,556
2,334	Unilever	90,509
429	Wolters Kluwer	11,446
		318,206
	Norway — 0.3%
559	Statoil	12,680
3,009	Telenor	67,631
		80,311
	Singapore — 0.5%
6,000	Keppel	44,088
2,000	Singapore Exchange	10,898
23,000	Singapore Telecommunications	67,673
		122,659
	South Africa — 1.0%
3,717	Barclays Africa Group	58,692
4,471	Coronation Fund Managers	38,712
1,896	Nedbank Group	41,297
7,280	Truworths International	49,832
5,495	Vodacom Group	66,674
		255,207
	Spain — 0.9%
1,039	Abertis Infraestructuras	21,620
702	Enagas	23,532
4,189	Ferrovial	85,461
1,858	Iberdrola	13,134
3,583	Repsol	79,990
		223,737
	Sweden — 0.3%
12,233	TeliaSonera	84,572

	Switzerland — 1.6%
119	Baloise Holding	14,953
773	Novartis	71,745
108	Roche Holding	31,845
1,089	Swiss Re	87,944
31	Swisscom	18,252
2,533	Transocean	74,583
850	UBS	14,753
301	Zurich Insurance Group	90,974
		405,049
	Taiwan — 1.4%
16,320	Asia Cement	21,033
6,030	Chicony Electronics	17,307
12,000	Far EasTone Telecommunications	26,551
20,100	Lite-On Technology	28,151
2,000	Novatek Microelectronics	10,323
23,000	Pegatron	41,741
27,000	Quanta Computer	67,818
3,000	Radiant Opto-Electronics	10,455
9,000	Ruentex Industries	19,203
19,000	Synnex Technology International	26,642
34,000	Taiwan Cement	51,923
13,000	Taiwan Mobile	42,184
		363,331
	Thailand — 0.4%
10,900	Advanced Info Service	79,985
8,400	PTT Global Chemical	15,990
		95,975
	Turkey — 0.2%
26,224	Eregli Demir ve Celik Fabrikalari	54,627

	United Kingdom — 3.4%
1,940	Aberdeen Asset Management	13,469
2,517	Admiral Group	53,753
1,644	AMEC	27,351
3,217	BHP Billiton	82,880
1,752	British American Tobacco	99,410
4,909	British Sky Broadcasting Group	69,576

The accompanying notes are an integral part of the financial statements.

64

Shares		Value $

2,384	Cobham	11,094
778	Diageo	22,875
15,785	Direct Line Insurance Group	69,693
4,197	ICAP	28,104
3,400	Investec	31,111
12,046	Marks & Spencer Group	78,371
6,315	National Grid	93,545
739	Noble	15,460
678	Paragon Offshore (4)	3,302
1,236	Pearson	23,133
4,538	Rexam	34,555
1,843	Rio Tinto	87,607
360	Willis Group Holdings	14,591
583	WPP	11,359
		871,239
	United States — 12.1%
335	Ameren	14,184
255	American Electric Power	14,877
1,376	Analog Devices	68,277
3,128	AT&T	108,979
935	Baxter International	65,581
398	BB&T	15,076
633	Bristol-Myers Squibb	36,834
2,987	CA	86,802
317	Campbell Soup	14,002
1,301	Centerpoint Energy	31,940
991	Chevron	118,870
627	Cincinnati Financial	31,645
3,202	Cisco Systems	78,353
2,530	Coca-Cola	105,956
1,274	ConocoPhillips	91,919
679	Consolidated Edison	43,021
280	Dow Chemical	13,832
238	Dr. Pepper Snapple Group	16,482
432	Duke Energy	35,489
734	E.I. du Pont de Nemours	50,756
522	Eli Lilly	34,624
207	Emerson Electric	13,260
461	Entergy	38,733
1,535	ExxonMobil	148,450
321	Freeport-McMoRan	9,148
613	Garmin	34,009
1,688	General Mills	87,709
998	General Motors	31,337
162	Genuine Parts	15,727
491	Hasbro	28,247
706	International Paper	35,738
224	Johnson & Johnson	24,143
488	Kellogg	31,212

Shares/Principal Amount †

286		Kimberly-Clark	32,681
270		Kohl’s	14,639
1,550		Kraft Foods Group	87,343
665		Mattel	20,662
363		Maxim Integrated Products	10,651
1,019		McDonald’s	95,511
1,845		Merck	106,899
284		Microchip Technology	12,243
280		Nucor	15,137
202		Occidental Petroleum	17,964
206		Omnicom Group	14,803
1,638		Paychex	76,888
2,550		People’s United Financial	37,281
1,139		PepsiCo	109,538
3,821		Pfizer	114,439
294		PG&E	14,794
249		Pinnacle West Capital	15,306
2,025		PPL	70,855
1,415		Procter & Gamble	123,487
380		Public Service Enterprise Group	15,698
823		Republic Services Class A	31,603
1,166		Reynolds American	73,353
450		SCANA	24,700
2,002		Southern	92,813
797		Spectra Energy	31,187
1,058		Sysco	40,775
358		United Parcel Service Class B	37,558
302		Wal-Mart Stores	23,034
2,043		Wells Fargo	108,463
430		Xcel Energy	14,392
			3,059,909
		TOTAL COMMON STOCK
		(Cost $9,090,225)	8,754,838

		FOREIGN GOVERNMENT BONDS — 11.5%
		Brazil — 2.3%
		Banco Nacional de Desenvolvimento Economico e Social (1)
200,000		5.750%, 09/26/23	215,000
		Brazil Notas do Tesouro Nacional Serie F
BRL	1,000,000	10.000%, 01/01/21	367,258
			582,258

The accompanying notes are an integral part of the financial statements.

65

Principal Amount †			Value $

		Colombia — 0.3%
		Empresa de Telecomunicaciones de Bogota (1)
COP	140,000,000	7.000%, 01/17/23	64,812

		Croatia — 1.5%
		Croatia Government International Bond (1)
	150,000	6.625%, 07/14/20	167,157
	200,000	5.500%, 04/04/23	210,376
			377,533
		El Salvador — 0.5%
		El Salvador Government International Bond (1)
	100,000	7.375%, 12/01/19	112,000

		Hungary — 0.4%
		Hungary Government Bond
HUF	15,000,000	7.000%, 06/24/22	74,255
HUF	7,000,000	5.500%, 06/24/25	32,415
			106,670
		Indonesia — 2.1%
		Indonesia Government International Bond MTN (1)
	200,000	4.625%, 04/15/43	187,000
		Indonesia Treasury Bond
IDR	2,000,000,000	8.375%, 03/15/24	169,797
IDR	1,800,000,000	7.000%, 05/15/22	140,982
IDR	500,000,000	5.625%, 05/15/23	35,547
			533,326
		Lebanon — 0.4%
		Lebanon Government International Bond MTN (1)
	100,000	5.150%, 11/12/18	101,000

		Mexico — 0.3%
		Mexican Bonos
MXN	1,000,000	7.750%, 05/29/31	82,940

		Morocco — 0.8%
		Morocco Government International Bond (1)
	200,000	4.250%, 12/11/22	203,760

Principal Amount † /Shares

		Nigeria — 0.5%
		Nigeria Government Bond
NGN	10,000,000	16.000%, 06/29/19	67,763
NGN	10,000,000	15.100%, 04/27/17	64,111
			131,874
		Poland — 0.6%
		Poland Government Bond
PLN	400,000	5.750%, 04/25/29	161,470

		South Africa — 1.1%
		South Africa Government Bond
ZAR	1,500,000	7.750%, 02/28/23	136,651
ZAR	1,700,000	6.750%, 03/31/21	148,892
			285,543
		Turkey — 0.7%
		Turkey Government Bond
TRY	400,000	6.300%, 02/14/18	170,697
		TOTAL FOREIGN GOVERNMENT BONDS
		(Cost $2,974,806)	2,913,883

		EXCHANGE TRADED FUNDS — 3.0%
		United States — 3.0%
	8,386	iShares International Select Dividend ETF	302,567
	11,000	iShares Mortgage Real Estate Capped ETF	136,070
	3,984	Vanguard REIT ETF	314,696
		TOTAL EXCHANGE TRADED FUNDS
		(Cost $746,456)	753,333

		CLOSED-END FUNDS — 1.9%
		Guernsey — 0.8%
	41,700	HSBC Infrastructure	98,860
	44,000	International Public Partnerships	97,626
			196,486
		United Kingdom — 1.1%
	49,000	BBGI SICAV	97,785
	36,960	Starwood European Real Estate Finance	61,711

The accompanying notes are an integral part of the financial statements.

66

Shares/Principal Amount †/Number of Contracts		Value $

100,000	UK Commercial Property Trust	136,774
		296,270
	TOTAL CLOSED-END FUNDS
	(Cost $500,958)	492,756

	PREFERRED STOCK — 0.5%
	Brazil — 0.5%
1,957	AES Tiete	14,777
2,400	Banco do Estado do Rio Grande do Sul	14,335
11,550	Cia Energetica de Minas Gerais	66,329
2,077	Cia Paranaense de Energia	29,010
	TOTAL PREFERRED STOCK
	(Cost $151,370)	124,451

	MUNICIPAL BOND — 0.4%
	New York — 0.4%
	State City Water & Sewer System RB
100,000	5.000%, 06/15/46
	(Cost $108,997)	111,775

	EXCHANGE-TRADED PURCHASED OPTIONS (4) — 0.2%
13	S&P 500 Index Put Option, Expires 11/22/14, Strike Price $1,890	3,874
10	S&P 500 Index Put Option, Expires 11/22/14, Strike Price $1,810	1,050
13	S&P 500 Index Put Option, Expires 12/20/14, Strike Price $1,975	34,320
	TOTAL PURCHASED OPTIONS
	(Cost $100,577)	39,244

	TOTAL INVESTMENTS — 93.9%
	(Cost $24,643,508)	23,777,090
	OTHER ASSETS LESS LIABILITIES — 6.1%	1,536,841
	NET ASSETS — 100%	$25,313,931

Number of Contracts

EXCHANGE-TRADED WRITTEN OPTION (4) — 0.0%
(13)	S&P 500 Index Put Option, Expires 12/20/14, Strike Price $1,825 (Premiums Received $12,886)	(7,800)

†	In U.S. Dollars unless otherwise indicated.
(1)

Security exempt from registration under Regulation S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2014, the value of these securities amounted to $5,726,981, representing 22.6% of the net assets of the Fund.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2014, the value of these securities amounted to $2,262,996, representing 8.9% of the net assets of the Fund.

(3)	Variable Rate Security — Rate disclosed is as of October 31, 2014.
(4)	Denotes non-income producing security.

The accompanying notes are an integral part of the financial statements.

67

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2014, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Barclays Capital	11/12/14-12/11/14	ZAR	1,090,000	USD	95,777	$(2,355)
Barclays Capital	12/11/14	MXN	3,420,000	USD	255,562	2,232
Barclays Capital	12/11/14	USD	303,878	ZAR	3,370,000	(476)
BNP Paribas	12/11/14	USD	131,485	MXN	1,780,000	365
BNP Paribas	12/11/14	USD	151,035	PLN	496,000	(4,093)
Citigroup Global Markets	11/26/14	GBP	111,486	USD	180,076	1,770
Citigroup Global Markets	12/11/14	EUR	146,000	USD	185,101	2,092
Citigroup Global Markets	12/11/14	HUF	23,900,000	USD	98,347	1,243
Deutsche Bank Securities	12/11/14	BRL	583,000	USD	239,081	6,647
Deutsche Bank Securities	12/11/14	GBP	881,000	USD	1,429,735	20,868
Deutsche Bank Securities	12/11/14	JPY	3,883,000	USD	36,280	1,696
Deutsche Bank Securities	12/11/14	TRY	526,000	USD	233,603	(821)
Deutsche Bank Securities	12/11/14	USD	120,486	IDR	1,488,000,000	1,792
HSBC	11/26/14	EUR	143,112	USD	181,080	1,711
HSBC	12/11/14	USD	120,994	TRY	278,000	2,903
JPMorgan Securities	11/26/14	GBP	855,045	USD	1,371,774	4,249
JPMorgan Securities	11/26/14	USD	29,214	EUR	23,305	(5)
JPMorgan Securities	12/11/14	AUD	181,000	USD	162,617	3,799
JPMorgan Securities	12/11/14	CAD	397,000	USD	357,892	6,010
JPMorgan Securities	12/11/14	EUR	1,082,000	USD	1,400,822	44,554
JPMorgan Securities	12/11/14	MYR	278,000	USD	84,294	39
JPMorgan Securities	12/11/14	PLN	496,000	USD	152,222	5,280
JPMorgan Securities	12/11/14	TWD	7,400,000	USD	244,790	1,393
JPMorgan Securities	12/11/14	USD	122,752	MXN	1,640,000	(1,271)
Skandinaviska Enskilda Banken	11/26/14	USD	26,794	EUR	21,026	(441)
State Street Bank	11/26/14	EUR	630,209	USD	797,532	7,659
State Street Bank	11/26/14	USD	56,574	EUR	45,000	(173)
State Street Bank	12/11/14	AUD	67,000	USD	58,098	(691)
State Street Bank	12/11/14	CHF	391,000	USD	417,404	10,871
State Street Bank	12/11/14	DKK	329,000	USD	56,068	662
State Street Bank	12/11/14	NOK	530,000	USD	81,779	3,313
State Street Bank	12/11/14	SEK	480,000	USD	66,105	1,095
State Street Bank	12/11/14	SGD	155,000	USD	121,495	866
State Street Bank	12/11/14	ZAR	2,630,000	USD	235,901	(878)
Standard Chartered	12/11/14	IDR	2,208,000,000	USD	181,132	(313)
UBS Securities	12/11/14	BRL	1,043,000	USD	431,265	15,435
UBS Securities	12/11/14	RUB	4,528,000	USD	116,045	12,100
UBS Securities	12/11/14	USD	420,186	BRL	1,036,000	(7,147)
UBS Securities	12/11/14	USD	107,553	RUB	4,528,000	(3,609)
UBS Securities	12/11/14	ZAR	1,360,000	USD	120,832	(1,609)
						$136,762

The accompanying notes are an integral part of the financial statements.

68

AUD — Australian Dollar
BRL — Brazilian Real

CAD — Canadian Dollar
CHF — Swiss Franc
COP — Colombian Peso

DKK — Danish Krone

ETF — Exchange Traded Fund

EUR — Euro

GBP — British Pound

HUF — Hungarian Forint
IDR — Indonesian Rupiah

JPY — Japanese Yen
LLC — Limited Liability Corporation

MTN — Medium Term Note
MXN — Mexican Peso

MYR — Malaysian Ringgit
NGN — Nigerian Naira
NOK — Norwegian Krone
PLN — Polish Zloty
RB — Revenue Bond

REIT — Real Estate Investment Trust

RUB — Russian Ruble
S&P — Standard & Poor’s
SEK — Sweden Krone
TRY — Turkish New Lira
TWD — Taiwan Dollar
USD — U.S. Dollar
ZAR — South African Rand

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$10,586,810	$—	$10,586,810
Common Stock	8,754,838	—	—	8,754,838
Foreign Government Bonds	—	2,913,883	—	2,913,883
Exchange Traded Funds	753,333	—	—	753,333
Closed-End Funds	492,756	—	—	492,756
Preferred Stock	124,451	—	—	124,451
Municipal Bond	—	111,775	—	111,775
Exchange-Traded Purchased Options	39,244	—	—	39,244
Total Investments in Securities	$10,164,622	$13,612,468	$—	$23,777,090

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Exchange-Traded Written Option	$(7,800)	$—	$—	$(7,800)
Forwards — Unrealized Appreciation	—	160,644	—	160,644
Forwards — Unrealized Depreciation	—	(23,882)	—	(23,882)
Total Other Financial Instruments	$(7,800)	$136,762	$—	$128,962

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

69

Schroder Absolute Return EMD and Currency Fund

Schedule of Investments

October 31, 2014

Principal Amount †			Value $

		FOREIGN GOVERNMENT BONDS — 61.5%
		Brazil — 10.9%
		Brazil Notas do Tesouro Nacional Serie B
BRL	7,815,000	6.000%, 08/15/50	7,735,046
		Brazil Notas do Tesouro Nacional Serie F
BRL	12,450,000	10.000%, 01/01/17	4,816,943
BRL	12,000,000	10.000%, 01/01/21	4,407,098
BRL	15,010,000	10.000%, 01/01/23	5,418,987
BRL	15,700,000	10.000%, 01/01/25	5,570,334
		Brazilian Government International Bond
	1,160,000	5.625%, 01/07/41	1,261,500
			29,209,908
		Czech Republic — 3.8%
		Czech Republic Government Bond
CZK	43,000,000	3.800%, 04/11/15	1,969,146
CZK	177,860,000	3.400%, 09/01/15	8,237,075
			10,206,221
		Hungary — 2.6%
		Hungary Government Bond
HUF	1,080,000,000	7.750%, 08/24/15	4,599,203
		Hungary Government International Bond
	588,000	7.625%, 03/29/41	762,930
	1,390,000	5.375%, 03/25/24	1,490,914
			6,853,047
		Indonesia — 6.6%
		Indonesia Government International Bond MTN (1)
	1,550,000	5.875%, 01/15/24	1,767,000
		Indonesia Treasury Bond
IDR	4,290,000,000	9.500%, 07/15/31	386,934
IDR	28,703,000,000	9.000%, 03/15/29	2,503,773
IDR	70,874,000,000	8.375%, 03/15/24	6,017,106
IDR	42,273,000,000	8.375%, 03/15/34	3,489,997
IDR	20,570,000,000	8.250%, 06/15/32	1,653,226
IDR	17,100,000,000	7.875%, 04/15/19	1,419,930
IDR	7,400,000,000	6.625%, 05/15/33	502,297
			17,740,263
		Malaysia — 2.0%
		Malaysia Government Bond
MYR	8,500,000	4.935%, 09/30/43	2,705,673
MYR	8,600,000	4.181%, 07/15/24	2,683,226
			5,388,899
		Mexico — 15.4%
		Mexican Bonos
MXN	48,600,000	10.000%, 12/05/24	4,726,827
MXN	31,800,000	7.750%, 11/13/42	2,647,087
		Mexico Cetes (2)
MXN	1,405,000,000	3.672%, 12/11/14	10,399,374
MXN	700,000,000	3.002%, 02/05/15	5,157,635
MXN	1,460,000,000	3.002%, 04/01/15	10,706,504
MXN	735,000,000	2.985%, 03/05/15	5,402,635
		Mexico Government International Bond MTN
	1,684,000	5.750%, 10/12/2110	1,791,498
	520,000	4.750%, 03/08/44	530,660
			41,362,220
		Poland — 6.2%
		Poland Government Bond
PLN	44,500,000	6.250%, 10/24/15	13,788,608
PLN	8,700,000	5.000%, 04/25/16	2,705,957
			16,494,565
		Serbia — 0.7%
		Serbia Treasury Bonds
RSD	21,240,000	10.000%, 02/27/17	224,648
RSD	83,700,000	10.000%, 03/20/21	816,586
RSD	76,860,000	10.000%, 06/05/21	738,734
			1,779,968
		Singapore — 2.0%
		Singapore Government Bond
SGD	6,700,000	2.875%, 07/01/15	5,301,756

		South Africa — 5.7%
		South Africa Government Bond
ZAR	53,800,000	10.500%, 12/21/26	5,861,904
ZAR	107,050,000	6.500%, 02/28/41	7,566,947
		South Africa Government International Bond
	923,000	6.250%, 03/08/41	1,089,140
	720,000	5.875%, 09/16/25	815,760
			15,333,751
		Thailand — 2.7%
		Bank of Thailand (3)
THB	31,200,000	2.085%, 02/13/15	957,992
THB	18,900,000	2.078%, 02/26/16	580,287

The accompanying notes are an integral part of the financial statements.

70

Principal Amount †			Value $

		Thailand Government Bond (3)
THB	24,784,000	2.128%, 11/26/14	760,914
		Thailand Government Bond Indexed Link Bond (1)
THB	45,383,360	1.250%, 03/12/28	1,278,736
THB	123,378,053	1.200%, 07/14/21	3,661,376
			7,239,305
		Vietnam — 2.9%
		Vietnam Government Bond
VND	18,000,000,000	9.100%, 01/31/23	1,025,276
VND	20,000,000,000	8.800%, 02/28/24	1,117,948
VND	26,000,000,000	8.800%, 03/15/29	1,374,708
VND	13,000,000,000	8.700%, 05/31/24	721,375
VND	26,000,000,000	7.800%, 08/31/24	1,361,754
VND	14,000,000,000	7.300%, 09/15/24	709,262
VND	20,000,000,000	7.100%, 03/31/19	1,020,806
VND	8,000,000,000	6.900%, 07/15/19	405,924
			7,737,053
		TOTAL FOREIGN GOVERNMENT BONDS (Cost $167,968,357)	164,646,956

		U.S. TREASURY OBLIGATIONS (4) — 33.6%
		United States Treasury Bills (2)
	6,900,000	0.041%, 03/12/15	6,899,138
	8,100,000	0.040%, 02/05/15	8,099,684
	22,000,000	0.035%, 03/05/15	21,997,382
	14,500,000	0.033%, 01/22/15	14,500,000
	8,000,000	0.032%, 02/19/15	7,999,640
	5,000,000	0.030%, 03/26/15	4,999,205
	5,500,000	0.017%, 12/18/14	5,499,929
	1,000,000	0.006%, 11/28/14	1,000,000
		United States Treasury Bonds
	6,700,000	3.625%, 02/15/44	7,436,477
	10,770,000	3.375%, 05/15/44	11,427,142

		TOTAL U.S. TREASURY OBLIGATIONS (Cost $89,675,281)	89,858,597

		CORPORATE OBLIGATIONS — 1.2%
		Supra-National — 1.2%
		International Finance MTN
INR	68,000,000	8.250%, 06/10/21	1,225,772
INR	120,000,000	7.800%, 06/03/19	2,086,921

		TOTAL CORPORATE OBLIGATIONS (Cost $3,093,780)	3,312,693

		CONVERTIBLE BONDS — 0.7%
		Jersey — 0.4%
		Magnolia Finance (3)
EUR	900,000	4.000%, 03/29/49	1,099,638

		Vietnam — 0.3%
		Vingroup JSC (1)
500,000		5.000%, 04/03/17	626,250

		TOTAL CONVERTIBLE BONDS (Cost $1,741,652)	1,725,888

		TOTAL INVESTMENTS — 97.0% (Cost $262,479,070)	259,544,134
		OTHER ASSETS LESS LIABILITIES — 3.0%	8,025,327
		NET ASSETS — 100%	$267,569,461

†                 In U.S. Dollars unless otherwise indicated.

(1)         Security exempt from registration under Regulation S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2014, the value of these securities amounted to $7,333,362, representing 2.7% of the net assets of the Fund.

(2)         Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.

(3)         Variable Rate Security — Rate disclosed is as of October 31, 2014.

(4)         Security, or a portion of this security, has been pledged as collateral on open derivative positions.

The accompanying notes are an integral part of the financial statements.

71

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2014, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Barclays Capital	11/20/14	IDR	22,300,000,000	USD	1,849,978	$10,741
Barclays Capital	11/20/14	JPY	117,500,000	USD	1,118,854	72,625
Barclays Capital	11/25/14	MYR	5,170,000	USD	1,626,195	57,388
Barclays Capital	11/25/14	USD	5,058,100	PHP	222,000,000	(115,246)
Barclays Capital	12/17/14-1/20/15	ZAR	80,436,620	USD	7,147,747	(77,336)
Barclays Capital	1/21/15	PLN	21,380,000	USD	6,405,171	81,690
Barclays Capital	3/31/15	INR	171,000,000	USD	2,694,398	(2,231)
Barclays Capital	3/31/15-4/15/15	USD	2,311,986	INR	147,244,605	6,663
BNP Paribas	1/20/15	MYR	9,900,000	USD	2,980,321	(11,626)
BNP Paribas	11/20/14-11/25/14	USD	7,802,723	IDR	94,500,000,000	(10,523)
BNP Paribas	2/18/15	IDR	2,700,000,000	USD	214,116	(4,857)
Citigroup Global Markets	11/4/14	USD	2,332,388	PHP	102,000,000	(59,718)
Citigroup Global Markets	11/5/14-11/7/14	BRL	15,682,244	USD	6,745,991	429,482
Citigroup Global Markets	11/6/14-11/20/14	JPY	573,000,000	USD	5,392,237	290,394
Citigroup Global Markets	11/24/14	USD	1,083,063	INR	66,792,517	(730)
Citigroup Global Markets	12/5/14	USD	5,501,713	KRW	5,620,000,000	(250,548)
Citigroup Global Markets	12/12/14	ZAR	75,800,000	USD	6,786,639	(36,337)
Citigroup Global Markets	5/6/15	CNY	12,000,000	USD	1,884,583	(51,006)
Citigroup Global Markets	5/6/15	USD	1,916,933	CNY	12,000,000	18,655
Deutsche Bank Securities	12/5/14	KRW	5,620,000,000	USD	5,299,887	48,722
Deutsche Bank Securities	12/11/14	USD	836,630	PLN	2,782,000	(12,451)
Deutsche Bank Securities	12/12/14	THB	51,996,000	USD	1,605,806	12,444
Deutsche Bank Securities	12/17/14	BRL	13,000,000	USD	5,421,842	247,270
Deutsche Bank Securities	1/20/15	MYR	2,500,000	USD	759,532	3,990
Deutsche Bank Securities	2/18/15	USD	3,018,410	IDR	37,300,000,000	6,657
Deutsche Bank Securities	3/10/15	INR	214,469,136	USD	3,375,481	(21,618)
Deutsche Bank Securities	5/21/15	USD	5,049,695	INR	315,000,000	(133,724)
Deutsche Bank Securities	11/20/14-2/18/15	IDR	108,250,000,000	USD	8,908,881	17,508
Goldman Sachs	11/6/14	USD	2,001,826	JPY	205,500,000	(172,230)
Goldman Sachs	12/12/14	USD	2,700,851	ZAR	30,906,000	81,087
HSBC	11/4/14	USD	1,351,567	PHP	59,300,000	(30,299)
HSBC	11/10/14-1/29/15	THB	172,800,000	USD	5,318,026	27,429
HSBC	11/10/14-12/29/14	USD	1,326,912	THB	43,300,000	903
HSBC	11/20/14	USD	1,945,522	IDR	23,887,123,427	24,616
HSBC	11/25/14	PHP	61,000,000	USD	1,356,038	(2,134)
HSBC	12/29/14	MXN	43,000,000	USD	3,192,317	10,594
HSBC	1/5/15	SGD	6,850,000	USD	5,367,813	36,891
HSBC	3/10/15	INR	43,530,864	USD	692,725	3,215
JPMorgan Securities	11/10/14	THB	44,370,000	USD	1,375,857	14,180
JPMorgan Securities	12/11/14	HUF	1,200,000,000	USD	4,895,072	19,572
JPMorgan Securities	12/12/14	USD	2,683,394	ZAR	29,750,000	(5,511)
JPMorgan Securities	1/2/15-1/28/15	MXN	142,500,000	USD	10,510,668	(23,151)
JPMorgan Securities	1/7/15	CZK	53,800,000	USD	2,474,636	49,258
JPMorgan Securities	2/18/15	USD	2,983,484	RUB	112,000,000	(459,996)
State Street Bank	11/20/14	USD	1,852,222	EUR	1,430,000	(59,995)
State Street Bank	11/20/14	EUR	3,528,846	JPY	485,000,000	(104,246)
State Street Bank	11/20/14	USD	1,811,910	EUR	1,352,000	(117,441)
State Street Bank	11/24/14	INR	85,124,334	USD	1,379,537	148
State Street Bank	12/2/14	BRL	4,300,000	USD	1,863,569	145,075
State Street Bank	12/11/14	USD	344,565	HUF	83,700,000	(4,499)
State Street Bank	12/17/14-12/31/14	MXN	198,010,000	USD	14,679,871	26,734
State Street Bank	1/20/15	ZAR	51,613,380	USD	4,540,913	(72,972)

The accompanying notes are an integral part of the financial statements.

72

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2014, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Standard Chartered	11/4/14	PHP	161,300,000	USD	3,598,654	$4,716
Standard Chartered	11/20/14	USD	1,242,905	IDR	15,262,876,573	15,931
Standard Chartered	11/20/14-11/25/14	IDR	36,150,000,000	USD	3,074,638	93,965
Standard Chartered	11/24/14	INR	80,875,666	USD	1,310,152	(391)
Standard Chartered	11/24/14-4/15/15	USD	3,248,018	INR	202,250,757	(20,589)
Standard Chartered	1/23/15	USD	920,437	PHP	41,300,000	(2,602)
Standard Chartered	3/10/15-3/31/15	USD	7,877,260	INR	511,712,121	214,412
Toronto Dominion Bank	12/17/14	MXN	143,700,000	USD	10,793,150	152,632
Toronto Dominion Bank	1/2/15	CZK	175,000,000	USD	8,030,286	141,532
Toronto Dominion Bank	1/2/15	PLN	26,600,000	USD	7,997,234	124,324
UBS Securities	11/5/14-12/17/14	USD	8,791,781	BRL	20,982,243	(358,734)
UBS Securities	12/11/14	PLN	8,800,000	USD	2,682,976	75,940
UBS Securities	12/22/14-12/29/14	BRL	26,000,000	USD	10,586,649	261,164
UBS Securities	2/18/15	RUB	112,000,000	USD	2,915,596	392,108
						$997,914

BRL — Brazilian Real

CNY — Chinese Yuan

CZK — Czech Koruna

EUR — Euro

HUF — Hungarian Forint

IDR — Indonesian Rupiah

INR — Indian Rupee

JPY — Japanese Yen

KRW — South Korean Won

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

PHP — Philippine Peso

PLN — Polish Zloty

RSD — Serbian Dinar

RUB — Russian Ruble

SGD — Singapore Dollar

THB — Thailand Baht

USD — U.S. Dollar

VND — Vietnamese Dong

ZAR — South African Rand

The following is a summary of the inputs used as of October 31, 2014, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Foreign Government Bonds	$—	$164,646,956	$—	$164,646,956
U.S. Treasury Obligations	—	89,858,597	—	89,858,597
Corporate Obligations	—	3,312,693	—	3,312,693
Convertible Bonds	—	1,725,888	—	1,725,888
Total Investments in Securities	$—	$259,544,134	$—	$259,544,134

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards — Unrealized Appreciation	$—	$3,220,655	$—	$3,220,655
Forwards — Unrealized Depreciation	—	(2,222,741)	—	(2,222,741)
Total Other Financial Instruments	$—	$997,914	$—	$997,914

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

73

Schroder Mutual Funds

Statements of Assets and Liabilities

October 31, 2014

	Broad Tax-Aware Value Bond Fund	Emerging Markets Multi- Sector Bond Fund
ASSETS
Investments in securities, at value — Note 2	$92,592,974	$35,056,803
Cash	1,382,098	1,329,346
Foreign currency	—	58,775
Receivable for securities sold	6,367,637	1,767,488
Prepaid expenses	11,991	12,684
Receivable for Fund shares sold	—	7,129
Dividends and tax reclaims receivable	—	—
Due from Investment Advisor — Note 3	68,862	56,757
Unrealized appreciation on spot foreign currency contracts	—	—
Unrealized appreciation on forward foreign currency contracts	—	545,227
Initial margin for futures contracts	—	—
Swap contracts, at value — Note 2	—	13,691
Interest receivable	880,063	591,684
Variation margin receivable	—	—
TOTAL ASSETS	101,303,625	39,439,584
LIABILITIES
Payable for securities purchased	4,773,045	2,879,027
Unrealized depreciation on spot foreign currency contracts	—	1,075
Variation margin payable	29,579	—
Accrued foreign capital gains tax on appreciated securities	—	—
Income distributions payable	—	—
Unrealized depreciation on forward foreign currency contracts	—	527,023
Swap contracts, at value — Note 2	—	114,455
Written options, at value — Note 2	—	—
Payable for Fund shares redeemed	—	—
Legal fees payable	73,229	20,554
Investment Advisory fees payable — Note 3	27,021	22,806
Audit fees payable	26,233	43,767
Sub-administration fees payable — Note 3	6,365	2,364
Trustees’ fees and expenses payable — Note 5	271	225
Distribution fees payable, Advisor Shares — Note 3	—	4,485
Accrued expenses and other liabilities	25,645	32,149
TOTAL LIABILITIES	4,961,388	3,647,930
NET ASSETS	$96,342,237	$35,791,654
Cost of securities	$82,886,430	$35,486,560
Cost of foreign currency	$—	$58,710
Swap contracts (premiums received)	$—	$(116,893)
Written options (premiums received)	$—	$—
NET ASSETS
Capital paid-in	$85,223,376	$36,162,590
Undistributed (distributions in excess of) net investment income	55,979	(49,301)
Accumulated net realized gain (loss) on investments, futures, swap contracts, options and foreign currency transactions	1,385,917	80,379
Accumulated foreign capital gains tax on appreciated securities	—	—
Net unrealized appreciation (depreciation) on investments and purchased options	9,706,544	(429,757)
Net unrealized appreciation (depreciation) on futures, swap contracts, written options, forward foreign currency contracts and foreign currency translations	(29,579)	27,743
NET ASSETS	$96,342,237	$35,791,654
Net Assets:
Investor Shares	$96,342,237	$33,730,527
Advisor Shares	$—	$2,061,127
Total shares outstanding end of year:
Investor Shares	8,684,790	3,387,567
Advisor Shares	—	206,788
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
Investor Shares	$11.09	$9.96
Advisor Shares	$—	$9.97

The accompanying notes are an integral part of the financial statements.

74

	Global Strategic Bond Fund	Long Duration Investment-Grade Bond Fund	Total Return Fixed Income Fund	Global Multi- Asset Income Fund	Absolute Return EMD and Currency Fund
ASSETS
Investments in securities, at value — Note 2	$25,686,035	$23,907,410	$151,374,680	$23,777,090	$259,544,134
Cash	4,472,471	689,191	2,445,141	1,927,981	3,934,639
Foreign currency	671,455	—	64,113	5,393	994,375
Receivable for securities sold	—	292,849	8,709,555	28,454	286,073
Prepaid expenses	25,936	11,024	5,241	25,936	9,457
Receivable for Fund shares sold	—	—	6,851	7,725	252,429
Dividends and tax reclaims receivable	—	—	—	4,680	149,886
Due from Investment Advisor — Note 3	24,005	7,733	34,206	—	11,444
Unrealized appreciation on spot foreign currency contracts	—	—	—	—	1,096
Unrealized appreciation on forward foreign currency contracts	385,490	—	5,555	160,644	3,220,655
Initial margin for futures contracts	701,443	—	211,315	—	—
Swap contracts, at value — Note 2	—	—	—	—	—
Interest receivable	179,805	299,502	925,735	239,162	2,680,664
Variation margin receivable	88,899	—	47,370	—	—
TOTAL ASSETS	32,235,539	25,207,709	163,829,762	26,177,065	271,084,852
LIABILITIES
Payable for securities purchased	1,857,853	346,893	7,270,620	734,081	—
Unrealized depreciation on spot foreign currency contracts	2,247	—	—	1,767	—
Variation margin payable	7,255	—	4,689	—	—
Accrued foreign capital gains tax on appreciated securities	—	—	—	1,444	—
Income distributions payable	—	—	7,658	—	—
Unrealized depreciation on forward foreign currency contracts	349,859	—	3,065	23,882	2,222,741
Swap contracts, at value — Note 2	—	—	—	—	—
Written options, at value — Note 2	330	—	—	7,800	—
Payable for Fund shares redeemed	—	—	37,245	2,099	841,875
Legal fees payable	8,491	10,413	11,240	8,611	24,105
Investment Advisory fees payable — Note 3	12,163	8,152	33,203	12,406	207,127
Audit fees payable	41,955	28,052	39,977	41,955	40,090
Sub-administration fees payable — Note 3	1,719	1,920	10,325	1,607	17,891
Trustees’ fees and expenses payable — Note 5	216	228	317	216	408
Distribution fees payable, Advisor Shares — Note 3	304	—	1,646	209	95,791
Accrued expenses and other liabilities	26,632	14,727	45,040	27,057	65,363
TOTAL LIABILITIES	2,309,024	410,385	7,465,025	863,134	3,515,391
NET ASSETS	$29,926,515	$24,797,324	$156,364,737	$25,313,931	$267,569,461
Cost of securities	$26,602,441	$21,124,144	$148,784,265	$24,643,508	$262,479,070
Cost of foreign currency	$672,333	$—	$66,062	$5,371	$997,784
Swap contracts (premiums received)	$—	$—	$—	$—	$—
Written options (premiums received)	$5,383	$—	$—	$12,886	$—
NET ASSETS
Capital paid-in	$29,504,187	$18,942,377	$154,047,954	$25,859,207	$267,085,989
Undistributed (distributions in excess of) net investment income	1,576,158	7,885	(67,789)	320,047	(872,768)
Accumulated net realized gain (loss) on investments, futures, swap contracts, options and foreign currency transactions	(446,433)	3,063,796	(347,203)	(135,121)	3,397,826
Accumulated foreign capital gains tax on appreciated securities	—	—	—	(1,444)	—
Net unrealized appreciation (depreciation) on investments and purchased options	(916,406)	2,783,266	2,590,415	(866,418)	(2,934,936)
Net unrealized appreciation (depreciation) on futures, swap contracts, written options, forward foreign currency contracts and foreign currency translations	209,009	—	141,360	137,660	893,350
NET ASSETS	$29,926,515	$24,797,324	$156,364,737	$25,313,931	$267,569,461
Net Assets:
Investor Shares	$28,443,871	$24,797,324	$153,951,036	$24,284,463	$257,568,492
Advisor Shares	$1,482,644	$—	$2,413,701	$1,029,468	$10,000,969
Total shares outstanding end of year:
Investor Shares	2,798,356	2,355,976	15,094,281	2,482,961	25,281,050
Advisor Shares	145,934	—	236,429	105,261	985,245
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
Investor Shares	$10.16	$10.53	$10.20	$9.78	$10.19
Advisor Shares	$10.16	$—	$10.21	$9.78	$10.15

The accompanying notes are an integral part of the financial statements.

75

Schroder Mutual Funds

Statements of Operations

For the Year or Period Ended October 31, 2014

	Broad Tax- Aware Value Bond Fund	Emerging Markets Multi- Sector Bond Fund
INVESTMENT INCOME
Dividend income	$—	$—
Interest income	3,669,261	2,339,459
Foreign taxes withheld	—	—
TOTAL INCOME	3,669,261	2,339,459
EXPENSES
Investment Advisory fees — Note 3	310,089	231,486
Sub-administration fees — Note 3	73,232	24,041
Trustees fees and expenses — Note 5	8,979	7,245
Distribution fees, Advisor Shares — Note 3	—	9,325
Legal fees	88,124	29,233
Transfer agent fees	38,314	64,187
Audit fees	33,072	41,953
Pricing fees	23,583	7,559
Registration fees	23,234	42,311
Printing	20,309	15,504
Insurance	9,212	7,048
Custodian fees	3,563	39,802
Offering costs	—	—
Other	7,151	7,605
TOTAL EXPENSES	638,862	527,299
Expenses waived by Investment Advisor — Note 3	(205,365)	(231,486)
Reimbursement from Investment Advisor	—	(7,500)
Custody Offset — Note 2	(1,270)	(1,216)
NET EXPENSES	432,227	287,097
NET INVESTMENT INCOME	3,237,034	2,052,362
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, SWAP CONTRACTS, PURCHASED OPTIONS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain (loss) on investments sold	1,385,999	99,484
Net realized gain (loss) on futures	—	(71,272)
Net realized gain (loss) on swap contracts	—	33,604
Net realized gain (loss) on purchased options	—	—
Net realized gain on written options	—	—
Net realized gain (loss) on foreign currency transactions	—	(570,142)
Net realized gain (loss) on investments, futures, swap contracts, purchased options, written options and foreign currency transactions	1,385,999	(508,326)

Change in unrealized appreciation (depreciation) on investments	7,595,441	(686,729)
Change in unrealized appreciation (depreciation) on futures	(29,579)	—
Change in unrealized appreciation (depreciation) purchased options	—	—
Change in unrealized appreciation on written options	—	—
Change in unrealized appreciation on swap contracts	—	16,129
Change in accrued foreign capital gains tax on appreciated securities	—	—
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	—	43,351
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, written options, swap contracts, forward foreign currency contracts and foreign currency translations	7,565,862	(627,249)
NET REALIZED AND UNREALIZED GAIN (LOSS)	8,951,861	(1,135,575)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,188,895	$916,787

The accompanying notes are an integral part of the financial statements.

76

	Global Strategic Bond Fund(a)	Long Duration Investment- Grade Bond Fund	Total Return Fixed Income Fund	Global Multi- Asset Income Fund(a)	Absolute Return EMD and Currency Fund
INVESTMENT INCOME
Dividend income	$—	$—	$—	$145,313	$—
Interest income	118,380	1,954,308	4,573,464	293,190	7,368,066
Foreign taxes withheld	(1,740)	—	—	(8,909)	(136,304)
TOTAL INCOME	116,640	1,954,308	4,573,464	429,594	7,231,762
EXPENSES
Investment Advisory fees — Note 3	50,125	133,226	375,100	52,781	2,035,073
Sub-administration fees — Note 3	7,075	31,470	116,933	6,829	176,116
Trustees fees and expenses — Note 5	1,796	7,593	10,461	1,792	12,106
Distribution fees, Advisor Shares — Note 3	1,151	—	7,498	906	120,073
Legal fees	8,491	26,476	22,957	8,611	38,051
Transfer agent fees	25,116	36,676	67,893	25,111	76,011
Audit fees	41,955	32,991	42,338	43,230	47,233
Pricing fees	3,508	11,771	74,342	7,480	12,309
Registration fees	11,491	21,179	35,390	11,441	65,019
Printing	3,803	12,780	15,024	3,797	30,720
Insurance	—	7,703	12,978	—	13,458
Custodian fees	8,378	4,599	14,828	5,961	134,226
Offering costs	11,103	—	—	12,533	—
Other	3,671	6,721	10,065	3,663	12,084
TOTAL EXPENSES	177,663	333,185	805,807	184,135	2,772,479
Expenses waived by Investment Advisor — Note 3	(50,125)	(133,226)	(193,178)	(52,781)	(54,144)
Reimbursement from Investment Advisor	(54,032)	(13,720)	—	(60,344)	—
Custody Offset — Note 2	(357)	(539)	(4,942)	(108)	(3,248)
NET EXPENSES	73,149	185,700	607,687	70,902	2,715,087
NET INVESTMENT INCOME	43,491	1,768,608	3,965,777	358,692	4,516,675
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, SWAP CONTRACTS, PURCHASED OPTIONS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain (loss) on investments sold	7,534	3,105,510	1,465,197	(276,716)	3,461,820
Net realized gain (loss) on futures	(580,997)	—	(651,419)	124,461	—
Net realized gain (loss) on swap contracts	130,499	—	(638)	—	—
Net realized gain (loss) on purchased options	(48,812)	—	(5,444)	18,098	—
Net realized gain on written options	5,699	—	—	—	—
Net realized gain (loss) on foreign currency transactions	1,593,016	—	189,648	304,553	(3,640,348)
Net realized gain (loss) on investments, futures, swap contracts, purchased options, written options and foreign currency transactions	1,106,939	3,105,510	997,344	170,396	(178,528)

Change in unrealized appreciation (depreciation) on investments	(923,025)	1,054,324	1,758,594	(805,085)	(5,031,226)
Change in unrealized appreciation (depreciation) on futures	145,396	—	550,499	—	—
Change in unrealized appreciation (depreciation) purchased options	6,619	—	—	(61,333)	—
Change in unrealized appreciation on written options	5,053	—	—	5,086	—
Change in unrealized appreciation on swap contracts	35,192	—	—	—	—
Change in accrued foreign capital gains tax on appreciated securities	—	—	—	(1,444)	—
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	23,368	—	(46,776)	132,574	1,991,697

Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, written options, swap contracts, forward foreign currency contracts and foreign currency translations	(707,397)	1,054,324	2,262,317	(730,202)	(3,039,529)
NET REALIZED AND UNREALIZED GAIN (LOSS)	399,542	4,159,834	3,259,661	(559,806)	(3,218,057)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$443,033	$5,928,442	$7,225,438	$(201,114)	$1,298,618

(a) Fund commenced investment activities on June 23, 2014.

The accompanying notes are an integral part of the financial statements.

77

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Year or Period Ended October 31 (unless otherwise indicated),

	Broad Tax-Aware Value Bond Fund
	Year Ended October 31, 2014	Period Ended October 31, 2013(a)	Year Ended July 31, 2013
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$3,237,034	$943,402	$3,644,037
Net realized gain (loss) on investments, futures, swap contracts, options and foreign currency transactions	1,385,999	471,424	573,407
Change in unrealized appreciation (depreciation) on investments, futures, options, swap contracts forward foreign currency contracts and foreign currency translations	7,565,862	1,008,765	(9,584,398)
Net increase (decrease) in net assets resulting from operations	12,188,895	2,423,591	(5,366,954)

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(3,227,485)	(939,790)	(3,590,594)
Advisor Shares	—	—	—
Net realized gains:
Investor Shares	(1,073,443)	—	(65,425)
Advisor Shares	—	—	—
Total dividends and distributions	(4,300,928)	(939,790)	(3,656,019)

Share Transactions:
Investor Shares:
Sales of shares	7,878,296	—	23,987,780
Reinvestment of distributions	3,038,312	593,273	2,203,896
Issued in connection with in-kind transfer (b)	—	—	—
Redemption of shares	(17,919,165)	(7,291,479)	(22,322,248)
Total increase (decrease) from Investor Share transactions	(7,002,557)	(6,698,206)	3,869,428
Advisor Shares:
Sales of shares	—	—	—
Reinvestment of distributions	—	—	—
Redemption of shares	—	—	—
Total increase (decrease) from Advisor Share transactions	—	—	—
Net increase (decrease) in net assets from share transactions	(7,002,557)	(6,698,206)	3,869,428
Total increase (decrease) in net assets	885,410	(5,214,405)	(5,153,545)
Net Assets
Beginning of year/period	95,456,827	100,671,232	105,824,777
End of year/period	$96,342,237	$95,456,827	$100,671,232
Undistributed (distributions in excess of) net investment income	$55,979	$46,430	$72,160

(a) August 1, 2013 to October 31, 2013 (See Note 1).

(b) See Note 8 in the Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

78

	Emerging Markets Multi-Sector Bond Fund		Global Strategic Bond Fund	Long Duration Investment-Grade Bond Fund
	Year Ended October 31, 2014	2013(c)	2014(d)	Year Ended October 31, 2014	Period Ended October 31, 2013(e)	Year Ended July 31, 2013
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$2,052,362	$528,337	$43,491	$1,768,608	$524,770	$2,256,845
Net realized gain (loss) on investments, futures, swap contracts, options and foreign currency transactions	(508,326)	38,934	1,106,939	3,105,510	(18,430)	2,182,236
Change in unrealized appreciation (depreciation) on investments, futures, options, swap contracts forward foreign currency contracts and foreign currency translations	(627,249)	225,235	(707,397)	1,054,324	503,414	(7,281,413)
Net increase (decrease) in net assets resulting from operations	916,787	792,506	443,033	5,928,442	1,009,754	(2,842,332)

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(1,349,661)	(421,440)	(20,160)	(1,772,110)	(524,407)	(2,251,440)
Advisor Shares	(186,961)	(27,217)	(545)	—	—	—
Net realized gains:
Investor Shares	(87,120)	—	—	(1,892,695)	—	(988,059)
Advisor Shares	(7,830)	—	—	—	—	—
Total dividends and distributions	(1,631,572)	(448,657)	(20,705)	(3,664,805)	(524,407)	(3,239,499)

Share Transactions:
Investor Shares:
Sales of shares	10,547,026	24,000,000	28,039,329	1,357,100	—	13,590,003
Reinvestment of distributions	164,061	—	—	2,350,330	133,356	1,603,245
Issued in connection with in-kind transfer (b)	—	—	—	—	—	10,785,877
Redemption of shares	(442,039)	—	—	(25,956,005)	(189,949)	(24,769,587)
Total increase (decrease) from Investor Share transactions	10,269,048	24,000,000	28,039,329	(22,248,575)	(56,593)	1,209,538
Advisor Shares:
Sales of shares	6,008,385	2,094,776	1,525,695	—	—	—
Reinvestment of distributions	144,331	10,478	105	—	—	—
Redemption of shares	(6,164,786)	(199,642)	(60,942)	—	—	—
Total increase (decrease) from Advisor Share transactions	(12,070)	1,905,612	1,464,858	—	—	—
Net increase (decrease) in net assets from share transactions	10,256,978	25,905,612	29,504,187	(22,248,575)	(56,593)	1,209,538
Total increase (decrease) in net assets	9,542,193	26,249,461	29,926,515	(19,984,938)	428,754	(4,872,293)
Net Assets
Beginning of year/period	26,249,461	—	—	44,782,262	44,353,508	49,225,801
End of year/period	$35,791,654	$26,249,461	$29,926,515	$24,797,324	$44,782,262	$44,353,508
Undistributed (distributions in excess of) net investment income	$(49,301)	$25,746	$1,576,158	$7,885	$11,387	$11,024

(c) Fund commenced investment activities on June 25, 2013.

(d) Fund commenced investment activities on June 23, 2014.

(e) August 1, 2013 to October 31, 2013 (See Note 1).

The accompanying notes are an integral part of the financial statements.

79

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Year or Period Ended October 31 (unless otherwise indicated),

	Total Return Fixed Income Fund
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$3,965,777	$2,391,481
Net realized gain (loss) on investments, futures, options and foreign currency transactions	997,344	(1,342,313)
Change in unrealized appreciation (depreciation) on investments, futures, options, forward foreign currency contracts and foreign currency translations	2,262,317	(2,599,455)
Net increase (decrease) in net assets resulting from operations	7,225,438	(1,550,287)

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(3,785,335)	(2,481,364)
Advisor Shares	(69,519)	(96,727)
Net realized gains:
Investor Shares	—	(3,283,932)
Advisor Shares	—	(175,247)
Total dividends and distributions	(3,854,854)	(6,037,270)

Share Transactions:
Investor Shares:
Sales of shares	24,937,382	73,266,266
Reinvestment of distributions	3,683,807	5,106,747
Redemption of shares	(19,365,768)	(21,593,704)
Total increase from Investor Share transactions	9,255,421	56,779,309
Advisor Shares:
Sales of shares	179,764	2,993,111
Reinvestment of distributions	68,308	217,149
Redemption of shares	(1,598,567)	(3,467,211)
Total increase (decrease) from Advisor Share transactions	(1,350,495)	(256,951)
Net increase in net assets from share transactions	7,904,926	56,522,358
Total increase in net assets	11,275,510	48,934,801
Net Assets
Beginning of year/period	145,089,227	96,154,426
End of year/period	$156,364,737	$145,089,227
Undistributed (distributions in excess of) net investment income	$(67,789)	$(290,770)

The accompanying notes are an integral part of the financial statements.

80

	Global Multi-Asset Income Fund	Absolute Return EMD and Currency Fund
	2014(a)	2014	2013
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$358,692	$4,516,675	$726,431
Net realized gain (loss) on investments, futures, options and foreign currency transactions	170,396	(178,528)	1,403,774
Change in unrealized appreciation (depreciation) on investments, futures, options, forward foreign currency contracts and foreign currency translations	(730,202)	(3,039,529)	617,620
Net increase (decrease) in net assets resulting from operations	(201,114)	1,298,618	2,747,825

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(330,816)	(635,646)	(831,091)
Advisor Shares	(13,346)	(169,176)	(75,429)
Net realized gains:
Investor Shares	—	(1,698,290)	—
Advisor Shares	—	(638,398)	—
Total dividends and distributions	(344,162)	(3,141,510)	(906,520)

Share Transactions:
Investor Shares:
Sales of shares	24,807,292	206,769,183	107,164,187
Reinvestment of distributions	2,256	1,629,851	801,504
Redemption of shares	(2,235)	(69,760,075)	(59,782,697)
Total increase from Investor Share transactions	24,807,313	138,638,959	48,182,994
Advisor Shares:
Sales of shares	1,056,310	53,797,681	51,715,378
Reinvestment of distributions	506	797,034	58,821
Redemption of shares	(4,922)	(89,036,966)	(15,198,587)
Total increase (decrease) from Advisor Share transactions	1,051,894	(34,442,251)	36,575,612
Net increase in net assets from share transactions	25,859,207	104,196,708	84,758,606
Total increase in net assets	25,313,931	102,353,816	86,599,911
Net Assets
Beginning of year/period	—	165,215,645	78,615,734
End of year/period	$25,313,931	$267,569,461	$165,215,645
Undistributed (distributions in excess of) net investment income	$320,047	$(872,768)	$(1,006,543)

(a)         Fund commenced investment activities on June 23, 2014.

The accompanying notes are an integral part of the financial statements.

81

Schroder Mutual Funds

Financial Highlights

For the Years or Period Ended October 31 (unless otherwise indicated),

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Year/Period	Net Investment Income		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
Broad Tax-Aware Value Bond Fund
Investor Shares
2014	$10.20	$0.36	(1)	$1.01	$1.37	$(0.36)	$(0.12)	$(0.48)
2013†	10.03	0.10	(1)	0.17	0.27	(0.10)	—	(0.10)
2013††	10.93	0.37	(1)	(0.90)	(0.53)	(0.36)	(0.01)	(0.37)
2012(b)	10.00	0.31	(1)	0.92	1.23	(0.30)	— (2)	(0.30)
Emerging Markets Multi-Sector Bond Fund
Investor Shares
2014	$10.14	$0.67	(1)	$(0.32)	$0.35	$(0.49)	$(0.04)	$(0.53)
2013(c)	10.00	0.21	(1)	0.11	0.32	(0.18)	—	(0.18)
Advisor Shares
2014	$10.14	$0.67	(1)	$(0.33)	$0.34	$(0.47)	$(0.04)	$(0.51)
2013(c)	10.00	0.20	(1)	0.11	0.31	(0.17)	—	(0.17)
Global Strategic Bond Fund
Investor Shares
2014(d)	$10.00	$0.02	(1)	$0.15	$0.17	$(0.01)	$—	$(0.01)
Advisor Shares
2014(d)	$10.00	$0.01	(1)	$0.15	$0.16	$— (2)	$—	$— (2)
Long Duration Investment-Grade Bond Fund
Investor Shares
2014	$9.96	$0.44	(1)	$1.00	$1.44	$(0.45)	$(0.42)	$(0.87)
2013†	9.85	0.12	(1)	0.11	0.23	(0.12)	—	(0.12)
2013††	11.11	0.46	(1)	(1.05)	(0.59)	(0.46)	(0.21)	(0.67)
2012(b)	10.00	0.40	(1)	1.23	1.63	(0.40)	(0.12)	(0.52)

†          August 1, 2013 to October 31, 2013 (See Note 1).

††       For the year ended July 31, 2013.

(1)       Per share net investment income (loss) calculated using average shares.

(2)       Amount was less than $0.01 per share.

(a)       Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)       Fund commenced investment activities on October 3, 2011. Financial Highlights are for the period October 3, 2011 to July 31, 2012.  All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(c)       Fund commenced investment activities on June 25, 2013. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(d)       Fund commenced investment activities on June 23, 2014. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.

82

	Net Asset Value, End of Year/ Period	Total Return(a)	Net Assets, End of Year/ Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
Broad Tax-Aware Value Bond Fund
Investor Shares
2014	$11.09	13.85%	$96,342	0.46%	0.68%	3.45%	27%
2013†	10.20	2.69	95,457	0.46	0.73	3.86	8
2013††	10.03	(5.05)	100,671	0.46	0.67	3.39	18
2012(b)	10.93	12.52	105,825	0.46	0.78	3.57	43
Emerging Markets Multi-Sector Bond Fund
Investor Shares
2014	$9.96	3.48%	$33,731	0.90%	1.68%	6.66%	380%
2013(c)	10.14	3.19	24,325	0.90	2.47	5.94	76
Advisor Shares
2014	$9.97	3.32%	$2,061	1.15%	1.86%	6.58%	380%
2013(c)	10.14	3.11	1,924	1.15	2.71	5.84	76
Global Strategic Bond Fund
Investor Shares
2014(d)	$10.16	1.68%	$28,444	0.79%	1.94%	0.49%	20%
Advisor Shares
2014(d)	$10.16	1.64%	$1,483	1.04%	2.19%	0.19%	20%
Long Duration Investment-Grade Bond Fund
Investor Shares
2014	$10.53	15.51%	$24,797	0.46%	0.83%	4.38%	53%
2013†	9.96	2.32	44,782	0.46	1.05	4.75	20
2013††	9.85	(5.68)	44,354	0.46	0.84	4.29	62
2012(b)	11.11	16.87	49,226	0.46	0.97	4.74	66

The accompanying notes are an integral part of the financial statements.

83

	Net Asset Value, Beginning of Year/Period	Net Investment Income		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
Total Return Fixed Income Fund
Investor Shares
2014	$9.97	$0.27		$0.22	$0.49	$(0.26)	$—	$(0.26)
2013	10.73	0.22		(0.34)	(0.12)	(0.23)	(0.41)	(0.64)
2012	10.33	0.26		0.53	0.79	(0.27)	(0.12)	(0.39)
2011	10.50	0.32		0.13	0.45	(0.32)	(0.30)	(0.62)
2010	10.33	0.40		0.51	0.91	(0.40)	(0.34)	(0.74)
Advisor Shares
2014	$9.98	$0.24		$0.22	$0.46	$(0.23)	$—	$(0.23)
2013	10.74	0.18		(0.33)	(0.15)	(0.20)	(0.41)	(0.61)
2012	10.34	0.24		0.52	0.76	(0.24)	(0.12)	(0.36)
2011	10.51	0.29		0.13	0.42	(0.29)	(0.30)	(0.59)
2010	10.34	0.37		0.51	0.88	(0.37)	(0.34)	(0.71)
Global Multi-Asset Income Fund
Investor Shares
2014(b)	$10.00	$0.14	(1)	$(0.22)	$(0.08)	$(0.14)	$—	$(0.14)
Advisor Shares
2014(b)	$10.00	$0.13	(1)	$(0.22)	$(0.09)	$(0.13)	$—	$(0.13)
Absolute Return EMD and Currency Fund
Investor Shares
2014	$10.30	$0.21	(1)	$(0.13)	$0.08	$(0.05)	$(0.14)	$(0.19)
2013	10.03	0.07	(1)	0.32	0.39	(0.12)	—	(0.12)
2012(c)	10.00	0.10	(1)	(0.07)	0.03	—	—	—
Advisor Shares
2014	$10.26	$0.17	(1)	$(0.10)	$0.07	$(0.04)	$(0.14)	$(0.18)
2013	10.01	0.04	(1)	0.32	0.36	(0.11)	—	(0.11)
2012(c)	10.00	0.08	(1)	(0.07)	0.01	—	—	—

(1)             Per share net investment income (loss) calculated using average shares.

(a)              Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)             Fund commenced investment activities on June 23, 2014. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(c)              Fund commenced investment activities on December 15, 2011. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.

84

	Net Asset Value, End of Year/ Period	Total Return(a)	Net Assets, End of Year/ Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
Total Return Fixed Income Fund
Investor Shares
2014	$10.20	4.97%	$153,951	0.40%	0.53%	2.65%	319%
2013	9.97	(1.23)	141,390	0.40	0.59	2.09	388
2012	10.73	7.79	91,809	0.40	0.75	2.27	524
2011	10.33	4.60	84,038	0.40	0.68	2.96	473
2010	10.50	9.09	122,861	0.40	0.61	3.69	452
Advisor Shares
2014	$10.21	4.70%	$2,414	0.65%	0.78%	2.39%	319%
2013	9.98	(1.47)	3,699	0.65	0.86	1.83	388
2012	10.74	7.52	4,346	0.65	1.03	2.00	524
2011	10.34	4.34	2,519	0.65	0.94	2.71	473
2010	10.51	8.82	4,118	0.65	0.87	3.47	452
Global Multi-Asset Income Fund
Investor Shares
2014(b)	$9.78	(0.83)%	$24,284	0.80%	2.08%	4.09%	33%
Advisor Shares
2014(b)	$9.78	(0.92)%	$1,030	1.05%	2.33%	3.84%	33%
Absolute Return EMD and Currency Fund
Investor Shares
2014	$10.19	0.83%	$257,568	1.15%	1.18%	2.09%	149%
2013	10.30	3.90	121,402	1.15	1.29	0.71	103
2012(c)	10.03	0.30	71,561	1.15	1.72	1.12	62
Advisor Shares
2014	$10.15	0.68%	$10,001	1.40%	1.41%	1.65%	149%
2013	10.26	3.57	43,814	1.40	1.51	0.41	103
2012(c)	10.01	0.10	7,055	1.40	2.00	0.92	62

The accompanying notes are an integral part of the financial statements.

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NOTE 1 — ORGANIZATION

Schroder Series Trust (“SST”) is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into eleven separate series. Included in this report are Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Global Multi-Asset Income Fund and Schroder Absolute Return EMD and Currency Fund (each a “Fund” and collectively, the “Funds” or the “SST Funds”).  Each Fund is diversified except Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund and Schroder Absolute Return EMD and Currency Fund, which are non-diversified. Schroder Global Strategic Bond Fund and Schroder Global Multi-Asset Income Fund commenced operations on June 23, 2014, and Schroder Emerging Markets Multi-Sector Bond Fund commenced operations on June 25, 2013.

Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund commenced operations on October 3, 2011 as separate series of The Advisors Inner Circle Fund II (and were formerly known as STW Broad Tax-Aware Value Bond Fund and STW Long Duration Investment-Grade Bond Fund, respectively, and together, the “Predecessor Funds”) and were advised by STW Fixed Income Management LLC (“STW”).  On April 2, 2013, Schroder U.S. Holdings Inc., the parent company of Schroder Investment Management North America Inc. (“SIMNA”), acquired all outstanding interests in STW.  Effective June 24, 2013, all assets and liabilities of the STW Broad Tax-Aware Value Bond Fund were acquired by Schroder Broad Tax-Aware Value Bond Fund and all assets and liabilities of the STW Long Duration Investment-Grade Bond Fund were acquired by Schroder Long Duration Investment-Grade Bond Fund pursuant to an Agreement and Plan of Reorganization dated May 3, 2013 (the “Fund Mergers”).  In the Fund Mergers, shareholders of the Predecessor Funds received Investor Shares of the Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund in exchange for their Institutional Class Shares of the Predecessor Funds.

Because the Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund had no investment operations prior to the closing of the Fund Mergers, and based on the similarity of the Funds to the Predecessor Funds, each Predecessor Fund is treated as the survivor of the relevant Fund Merger for accounting and performance reporting purposes.  Accordingly, all performance and other information shown for the Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund for periods prior to June 24, 2013 is that of the Predecessor Funds.

Effective August 1, 2013, the Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund each changed its fiscal year end to October 31.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

The following is a summary of significant accounting policies followed by the Funds, which are in conformity with U.S. GAAP:

VALUATION OF INVESTMENTS: Each Fund calculates the net asset value of its classes of shares by dividing the total value of its assets attributable to that class, less its liabilities attributable to that class, by the number of shares of that class that are outstanding. Each Fund values its shares as of the close of trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and asked prices quoted on a principal exchange for the security or from a recognized pricing service (“mid-market price”). Securities not traded on any securities exchange and for which over-the-counter market quotations are readily available generally shall be valued at the most recently reported mid-market price. Investments in registered investment companies are priced at each Fund’s daily net asset value. Debt securities are priced based upon valuations provided by independent, third-party pricing agents.  Such values generally reflect the last reported sales price if the security is actively traded.  The

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third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market values for such securities.  Such methodologies generally consider such factors as comparable security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.  On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the primary and secondary pricing vendors of the SST Funds nor is it available from an independent broker, the security may be valued at its purchase price.  Each day thereafter, the debt security will be valued according to the SST Funds’ fair value procedures until an independent source can be secured.  Debt obligations with remaining maturities of sixty days or less will normally be valued at their amortized cost, which generally approximates market value. Options, including options on indices, are generally valued at the composite/National Best Bid Offer (“NBBO”) mean price or, in the absence of such a mean price, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded.  Options not traded on a securities exchange or board of trade for which market quotations are readily available are valued at the most recently reported mid-market price. Swaps held by the Funds are valued primarily using valuations from independent pricing services, if the swap is not centrally cleared.  In the case of a swap that is centrally cleared, it may be valued at the valuation used by the clearing organization in its determination of applicable margin amounts for the swap.  If no valuation is available using these methods, then valuations can be sought from brokers, or if no broker quotations are available, from the swap counterparty or by reference to daily quoted values for the indices or securities upon which the swap is valued. Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Trustees”). The Funds’ Fair Value Procedures are implemented through a Pricing Committee (the “Committee”) designated by the Funds’ Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time a Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last trade and the time that a Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder Global Multi-Asset Income Fund uses a third-party fair valuation vendor, which provides a fair value for securities of companies located in countries outside the Western Hemisphere held by the Fund based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Committee also determines a “confidence interval” that will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund will typically value such securities that exceed the applicable confidence interval based upon the fair values provided by the vendor. A security whose value is adjusted in this manner will be classified as a Level 2 security in the fair value hierarchy.

In accordance with the authoritative guidance under U.S. GAAP, “Fair Value Measurements” defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments.

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These inputs are summarized into the three broad levels listed below.

•                     Level 1 — quoted prices in active markets for identical securities

•                     Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                     Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

For the purpose of this Fair Value Measurement summary, instruments that have been fair valued by a third-party vendor as discussed above for Schroder Global Multi-Asset Income Fund are generally considered Level 2 instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year or period ended October 31, 2014, there have been no significant changes to the Funds’ fair valuation methodologies. Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES: It is the intention of each Fund to qualify, or continue to qualify, as a “regulated investment company” by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of, and during the period ended October 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any tax-related interest or penalties.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income and expense is recorded on an accrual basis net of unrecoverable withholding tax. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Foreign interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid monthly by the Funds, except for Schroder Total Return Fixed Income Fund, which declares dividends to shareholders from net investment income daily and distributes these dividends monthly and Schroder Absolute Return EMD and Currency Fund, which declares and pays dividends from net investment income at least annually.  Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.

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OFFERING COSTS: During the year ended October 31, 2014, the Schroder Global Strategic Bond Fund and Schroder Global Multi-Asset Income Fund commenced operations and incurred offering costs of $11,103 and $12,533, respectively.  SIMNA absorbed all of the offering costs for the Schroder Global Strategic Bond Fund and Schroder Global Multi-Asset Income Fund. The amount absorbed by SIMNA is included in “Offering Costs” and “Reimbursement from Investment Advisor” on the Statement of Operations.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Certain Funds may also seek to gain currency exposure or otherwise attempt to increase a Fund’s total return by holding such forward foreign currency contracts. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Certain Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis during the period covered by this report. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund (and so may also create investment leverage) and involve a risk of loss if the value of the securities declines prior to the settlement date.

CONVERTIBLE SECURITIES:  Certain Funds may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts are generally utilized in order to hedge against unfavorable changes in the value of securities or otherwise to attempt to increase a Fund’s total return. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

OPTION TRANSACTIONS: Certain Funds may purchase and write call and put options on securities and securities indices, provided such options are traded on a national securities exchange or an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. When any of the Funds writes or purchases a covered call or put option, an amount equal to the premium received is included in that Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or index underlying the written option. When any of the Funds purchases a call or put option, an amount equal to the premium paid is included in that Fund’s statement of assets and liabilities as an

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investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The option techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets.

Written options transactions entered into during the period ended October 31, 2014 are summarized as follows:

	Notional	Premiums
Schroder Global Strategic Bond Fund	Amount	Received
Balance at beginning of period	—	$—
Written	2,070,649	17,934
Expired	(94)	(5,698)
Closing buys	(95)	(6,853)
Balance at end of period	2,070,460	$5,383

	Number of	Premiums
Schroder Global Multi-Asset Income Fund	Contracts	Received
Balance at beginning of period	—	$—
Written	13	12,886
Balance at end of period	13	$12,886

SWAP AGREEMENTS: Certain Funds may enter into swap agreements, including credit default swaps and interest rate swaps and other types of exchange-traded or over-the-counter transactions with broker-dealers or other financial institutions.  Depending on their structures, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. Swap agreements are privately negotiated in the over-the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

In a “credit default” swap transaction, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in an event of default (or similar events) by a third party on its obligations.  Therefore, in a credit default swap, a Fund may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). A Fund could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. “Interest rate” swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive

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interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. The Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

Swaps are marked-to-market daily and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

Recent legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements. New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to a Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and a Fund may as a result be unable to execute its investment strategies in a manner the Fund might otherwise choose.

MORTGAGE DOLLAR ROLLS: Schroder Total Return Fixed Income Fund enters into mortgage dollar rolls (principally using TBAs) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities in a subsequent month at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls under the purchases and sales method and may receive compensation as consideration for entering into the commitment to repurchase. Mortgage dollar rolls have the effect of creating investment leverage. The market value of the securities that the Fund is required to purchase may decline below the agreed upon purchase price of those securities. The counterparty receives all principal and interest payments, including repayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

CUSTODY OFFSET: The Funds have an arrangement with the custodian whereby interest earned on uninvested cash balances is used to offset a portion of the custodian fees. The amounts are included in custodian fees and custody offset on the Statements of Operations.

NOTE 3 — INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with SIMNA. Under these agreements, SIMNA provides investment management services and is entitled to receive compensation for its services, payable quarterly, at the following annual rates based on average daily net assets of each Fund taken separately. In order to limit the expenses of the Investor Shares and Advisor Shares of certain Funds, SIMNA has contractually agreed to pay or reimburse the Funds, other than Schroder Global Strategic Bond Fund and Schroder Global Multi-Asset Income Fund, for expenses through February 28, 2015, and for Schroder Global Strategic Bond Fund and Schroder Global Multi-Asset Income Fund for expenses through February 29, 2016, to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class):

		Expense Limitation
	Management fee	Investor Shares	Advisor Shares
Schroder Broad Tax-Aware Value Bond Fund	0.33%	0.46%	N/A
Schroder Emerging Markets Multi-Sector Bond Fund	0.75%	0.90%	1.15%
Schroder Global Strategic Bond Fund	0.55%	0.79%	1.04%
Schroder Long Duration Investment-Grade Bond Fund	0.33%	0.46%	N/A
Schroder Total Return Fixed Income Fund	0.25%	0.40%	0.65%
Schroder Global Multi-Asset Income Fund	0.60%	0.85%	1.10%
Schroder Absolute Return EMD and Currency Fund	0.90%	1.15%	1.40%

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SIMNA has retained its affiliate Schroder Investment Management North America Limited (“SIMNA Ltd.”) to serve as sub-advisor responsible for the portfolio management of Schroder Global Strategic Bond Fund, Schroder Global Multi-Asset Income Fund and Schroder Absolute Return EMD and Currency Fund. SIMNA pays SIMNA Ltd. 52% of the investment advisory fees it receives from Schroder Global Strategic Bond Fund and Schroder Global Multi-Asset Income Fund and 51% of the investment advisory fees it receives from Schroder Absolute Return EMD and Currency Fund, after waivers.

Effective January 1, 2013, under an amended administration and accounting agreement with SEI Investments Global Funds Services (“SEI”), SST Funds’ sub-administration and accounting agreement with SEI, the SST Funds pay SEI based on aggregate average daily net assets of all Schroder Capital Funds (Delaware) (“SCFD Funds”), SST Funds and Schroder Global Series Trust Funds (“SGST Funds”), other than Schroder North American Equity Fund; 0.0875% on the first $1 billion of the Funds’ average daily net assets; 0.0700% on the next $2 billion of the Funds’ average daily net assets; 0.0600% on the next $1.5 billion of the Funds’ average daily net assets; and 0.0575% on the Funds’ average daily net assets over $4.5 billion.  Each Fund pays its pro rata portion of such fees.

Prior to January 1, 2013, under an amended administration and accounting agreement with SEI, SST Funds’ sub-administration and accounting agreement with SEI, the SST Funds paid SEI based on aggregate average daily net assets of all SCFD, SST Funds and SGST Funds, other than Schroder North American Equity Fund; 0.0875% on the first $2 billion of the Funds’ average daily net assets; 0.0700% on the next $1 billion of the Funds’ average daily net assets; 0.0600% on the next $2 billion of the Funds’ average daily net assets; and 0.0500% on the Funds’ average daily net assets over $5 billion.  Each Fund paid its pro rata portion of such fees.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows the Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Global Multi-Asset Income Fund and Schroder Absolute Return EMD and Currency Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, a Fund may make payments at an annual rate of up to 0.25% of the average daily net assets attributable to their Advisor Shares to compensate Schroder Fund Advisors LLC (“SFA”) for distribution services and certain shareholder services with respect to the Funds’ Advisor Shares.

In addition to amounts paid to these financial intermediaries by SFA, the Fund’s distributor, out of 12b-1 fees received by it from the Fund, SFA, Schroders, or any of their affiliates, may from time to time, from their own assets, make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or for distribution-related services.  The Fund may reimburse SFA, Schroders, or their affiliates for a portion of those payments related to sub-administration, sub-transfer agency, or other shareholder services; the amount of that reimbursement is limited to 0.10% of the Fund’s Shares’ average daily net assets.  This reimbursement is in addition to payments by the Fund under its Rule 12b-1 plan, if applicable; the amount of the reimbursement paid by the Fund is reviewed periodically by the Trustees.

NOTE 4 — DERIVATIVE CONTRACTS

Derivative instruments and hedging activities require enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows.

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The fair value of derivative instruments as of October 31, 2014, was as follows:

Fund	Statement of Assets and Liabilities Location	Asset Derivatives	Liability Derivatives
Schroder Broad Tax-Aware Value Bond Fund
Interest rate contracts
Futures Contracts	Variation margin payable	$—	$(29,579)
Schroder Emerging Markets Multi-Sector Bond Fund
Credit contracts	Swap contracts, at value	$13,691	$(114,455)
Foreign exchange contracts	Unrealized appreciation/(depreciation)
Forward Contracts	on forward foreign currency contracts	545,227	(527,023)
		$558,918	$(641,478)
Schroder Global Strategic Bond Fund
Interest rate contracts
Futures Contracts	Variation margin receivable/(payable)	$38,619	$(501)
Swap Contracts	Variation margin receivable/(payable)	50,280	(207)
Foreign exchange contracts	Unrealized appreciation/(depreciation)
Forward Contracts	on forward foreign currency contracts	385,490	(349,859)
Option Contracts	Investments, at value/Written options, at value	13,616	(330)
Credit contracts
Swap Contracts	Variation margin payable	—	(6,547)
		$488,005	$(357,444)
Schroder Total Return Fixed Income Fund
Interest rate contracts
Futures Contracts	Variation margin receivable/(payable)	$47,370	$(4,689)
Foreign exchange contracts	Unrealized appreciation/(depreciation)
Forward Contracts	on forward foreign currency contracts	5,555	(3,065)
		$52,925	$(7,754)
Schroder Global Multi-Asset Income Fund
Equity contracts
Option Contracts	Investments, at value/Written options, at value	$39,244	$(7,800)
Foreign exchange contracts	Unrealized appreciation/(depreciation)
Forward Contracts	on forward foreign currency contracts	160,644	23,882
		$199,888	$16,082
Schroder Absolute Return EMD and Currency Fund
Foreign exchange contracts	Unrealized appreciation/(depreciation)
Forward Contracts	on forward foreign currency contracts	$3,220,655	$(2,222,741)

93

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2014

The effect of derivative instruments on the Statement of Operations for the year or period ended October 31, 2014, was as follows:

The amount of net realized gain (loss) and change in unrealized appreciation (depreciation) on derivatives:

		Change in Unrealized
	Net Realized	Appreciation
Fund	Gain/(Loss)*	(Depreciation)**	Total
Schroder Broad Tax-Aware Value Bond Fund
Interest rate contracts
Futures Contracts	$—	$(29,579)	$(29,579)

Schroder Emerging Markets Multi-Sector Bond Fund
Interest rate contracts
Futures Contracts	$(71,272)	$—	$(71,272)
Foreign exchange contracts
Forward Contracts	(46,105)	52,855	6,750
Credit contracts
Swap Contracts	33,604	16,129	49,733
	$(83,773)	$68,984	$(14,789)

Schroder Global Strategic Bond Fund
Interest rate contracts
Futures Contracts	$(580,997)	$145,396	$(435,601)
Purchased Options Contracts	(44,263)	—	(44,263)
Written Options Contracts	5,699	—	5,699
Swap Contracts	124,156	27,619	151,775
Foreign exchange contracts
Forward Contracts	1,707,920	35,631	1,743,551
Purchased Options Contracts	(4,549)	6,619	2,070
Written Options Contracts	—	5,053	5,053
Credit contracts
Swap Contracts	6,343	7,573	13,916
	$1,214,309	$227,891	$1,442,200
Schroder Total Return Fixed Income Fund
Interest rate contracts
Futures Contracts	$(651,419)	$550,499	$(100,920)
Purchased Options Contracts	(5,444)	—	(5,444)
Swap Contracts	(638)	—	(638)
Foreign exchange contracts
Forward Contracts	53,987	(43,524)	10,463
	$(603,514)	$506,975	$(96,539)
Schroder Global Multi-Asset Income Fund
Equity contracts
Purchased Options Contracts	$18,098	$(61,333)	$(43,235)
Written Options Contracts	—	5,086	5,086
Interest rate contracts
Futures Contracts	124,461	—	124,461
Foreign exchange contracts
Forward Contracts	336,524	136,762	473,286
	$479,083	$80,515	$559,598

Schroder Absolute Return EMD and Currency Fund
Foreign exchange contracts
Forward Contracts	$(1,758,913)	$2,106,792	$347,879

94

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2014

* Futures contracts are included in net realized gain (loss) on futures, forward contracts are included in net realized gain (loss) on foreign currency transactions, swap contracts are included in net realized gain (loss) on swap contracts and options are included in net realized gain (loss) on purchased options and net realized gain on written options.

** Futures contracts are included in change in unrealized appreciation (depreciation) on futures, forward contracts are included in change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency transactions, swap contracts are included in change in unrealized appreciation on swap contracts and options are included in change in unrealized appreciation (depreciation) on purchased options and change in unrealized appreciation on written options.

The volume of forward, futures, swap and option contracts, as a percentage of net assets, based on gross month-end notional amounts during the period, including long and short positions, at absolute value, was as follows for the year or period ended October 31, 2014:

Futures
Schroder Broad Tax-Aware Value Bond Fund	Contracts
Average Notional Amount Outstanding	0.87%
Notional Amount Outstanding as of October 31, 2014	10.40%

	Forward	Futures	Credit Default
Schroder Emerging Markets Multi-Sector Bond Fund	Contracts	Contracts	Swaps
Average Notional Amount Outstanding	46.05%	1.23%	0.08%
Notional Amount Outstanding as of October 31, 2014	131.80%	0.00%	0.07%

	Forward	Futures	Credit Default	Interest Rate	Option
Schroder Global Strategic Bond Fund	Contracts	Contracts	Swaps	Swaps	Contracts
Average Notional Amount Outstanding	139.51%	45.57%	0.07%	1.53%	0.07%
Notional Amount Outstanding as of October 31, 2014	173.32%	58.27%	0.07%	2.12%	0.04%

	Forward	Futures	Interest Rate
Schroder Total Return Fixed Income Fund	Contracts	Contracts	Swaps
Average Notional Amount Outstanding	3.20%	28.81%	0.00%
Notional Amount Outstanding as of October 31, 2014	3.37%	19.36%	0.00%

	Forward	Futures	Option
Schroder Global Multi-Asset Income Fund	Contracts	Contracts	Contracts
Average Notional Amount Outstanding	31.54%	7.04%	0.10%
Notional Amount Outstanding as of October 31, 2014	42.75%	0.00%	0.12%

Forward
Schroder Absolute Return EMD and Currency Fund	Contracts
Average Notional Amount Outstanding	76.83%
Notional Amount Outstanding as of October 31, 2014	95.37%

95

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2014

In accordance with the authoritative guidance under U.S. GAAP, “Disclosures about Offsetting Assets and Liabilities” requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting agreements.  The Funds do not offset such instruments on the Statement of Assets and Liabilities, rather such instruments are presented on a gross basis.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged by counterparty as October 31, 2014:

	Gross Assets-	Gross Liabilities-	Net	Cash
	Recognized in the	Recognized in the	Amount	Collateral
	Statement of Assets	Statement of Assets	Available to	Pledged or	Net
	and Liabilities	and Liabilities	be Offset	(Received)†	Amount‡

Schroder Emerging Markets Multi-Sector Bond Fund

	Swap Agreements	Swap Agreements
JPMorgan Securities	$4,652	$(69,178)	$(64,526)	$—	$(64,526)
Morgan Stanley	9,039	(45,277)	(36,238)	—	(36,238)
Total	$13,691	$(114,455)	$(100,764)	$—	$(100,764)

	Forward Contracts	Forward Contracts
Barclays Capital	$415,083	$(257,927)	$157,156	$—	$157,156
Citigroup	130,144	(92,299)	37,845	—	37,845
Goldman Sachs	—	(1,201)	(1,201)	—	(1,201)
JPMorgan Securities	—	(6,451)	(6,451)	—	(6,451)
Standard Chartered	—	(7,527)	(7,527)	—	(7,527)
UBS Securities	—	(161,618)	(161,618)	—	(161,618)
Total	$545,227	$(527,023)	$18,204	$—	$18,204

Schroder Global Strategic Bond Fund

	Forward Contracts	Forward Contracts
Barclays Capital	$35,657	$(215)	$35,442	$—	$35,442
BNP Paribas	27,508	(127,694)	(100,186)	—	(100,186)
Citigroup Global Markets	105,083	(67,201)	37,882	—	37,882
Deutsche Bank Securities	73,877	(102,072)	(28,195)	—	(28,195)
JPMorgan Securities	54,693	(49,399)	5,294	—	5,294
National Bank of Canada	—	(1,625)	(1,625)	—	(1,625)
State Street Bank	71,780	(1,653)	70,127	—	70,127
UBS Securities	16,892	—	16,892	—	16,892
Total	$385,490	$(349,859)	$35,631	$—	$35,631

	Foreign Currency	Foreign Currency
	Purchased Options	Written Options
BNP Paribas	$13,616	$(330)	$13,286	$—	$13,286

Schroder Total Return Fixed Income Fund

	Forward Contracts	Forward Contracts
Barclays Capital	$3,451	$—	$3,451	$—	$3,451
Citigroup Global Markets	—	(891)	(891)	—	(891)
Deutsche Bank Securities	2,104	—	2,104	—	2,104
State Street Bank	—	(2,174)	(2,174)	—	(2,174)
Total	$5,555	$(3,065)	$2,490	$—	$2,490

96

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2014

	Gross Assets-	Gross Liabilities-	Net	Cash
	Recognized in the	Recognized in the	Amount	Collateral
	Statement of Assets	Statement of Assets	Available to	Pledged or	Net
	and Liabilities	and Liabilities	be Offset	(Received)†	Amount‡

Schroder Global Multi-Asset Income Fund

	Forward Contracts	Forward Contracts
Barclays Capital	$2,232	$(2,831)	$(599)	$—	$(599)
BNP Paribas	365	(4,093)	(3,728)	—	(3,728)
Citigroup Global Markets	5,105	—	5,105	—	5,105
Deutsche Bank Securities	31,003	(821)	30,182	—	30,182
HSBC	4,614	—	4,614	—	4,614
JPMorgan Securities	65,324	(1,276)	64,048	—	64,048
Skandinaviska Enskilda Banken	—	(441)	(441)	—	(441)
State Street Bank	24,466	(1,742)	22,724	—	22,724
Standard Chartered	—	(313)	(313)	—	(313)
UBS Securities	27,535	(12,365)	15,170	—	15,170
Total	$160,644	$(23,882)	$136,762	$—	$136,762

Schroder Absolute Return EMD and Currency Fund

	Forward Contracts	Forward Contracts
Barclays Capital	$229,107	$(194,813)	$34,294	$—	$34,294
BNP Securities	—	(27,006)	(27,006)	—	(27,006)
Citigroup Global Markets	738,531	(398,339)	340,192	—	340,192
Deutsche Bank Securities	336,591	(167,793)	168,798	—	168,798
Goldman Sachs	81,087	(172,230)	(91,143)	—	(91,143)
HSBC	103,648	(32,433)	71,215	—	71,215
JPMorgan Securities	83,010	(488,658)	(405,648)	—	(405,648)
State Street Bank	171,957	(359,153)	(187,196)	—	(187,196)
Standard Chartered	329,024	(23,582)	305,442	—	305,442
Toronto Dominion Bank	418,488	—	418,488	—	418,488
UBS Securities	729,212	(358,734)	370,478	—	370,478
Total	$3,220,655	$(2,222,741)	$997,914	$—	$997,914

† Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

‡ Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.  Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

NOTE 5 — TRANSACTIONS WITH AFFILIATES

The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or SFA.  Officers of the Funds are also officers of SIMNA and SFA. Such officers are paid no fees by the Funds for serving as officers of the Funds.

Prior to June 24, 2013, certain officers and a trustee of the Predecessor Funds were also officers of SEI Investments Global Funds Services (“SEI”), a wholly owned subsidiary of SEI Investments Company, and/or the “Prior Distributor”. Such officers and the trustee were paid no fees by the Predecessor Funds for serving as officers and trustee of the Predecessor Funds.

Prior to June 24, 2013, the services provided by the Chief Compliance Officer (“CCO”) of the Predecessor Funds and his staff, who are the employees of SEI, were paid for by the Predecessor Funds as incurred. The services included regulatory oversight of STW and the Predecessor Funds’ service providers as required by SEC regulations. The CCO’s services were approved by and were reviewed by the Advisors’ Inner Circle Fund II Board of Trustees.

97

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2014

NOTE 6 — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term and U.S. Government securities for each Fund, for the year or period ended October 31, 2014 were as follows:

	Purchases	Sales and Maturities
Schroder Broad Tax-Aware Value Bond Fund	$15,182,460	$32,087,793
Schroder Emerging Markets Multi-Sector Bond Fund	112,263,813	102,719,924
Schroder Global Strategic Bond Fund	11,735,752	1,873,909
Schroder Long Duration Investment-Grade Bond Fund	8,283,685	35,634,125
Schroder Total Return Fixed Income Fund	77,825,110	76,952,976
Schroder Global Multi-Asset Income Fund	31,812,428	7,538,699
Schroder Absolute Return EMD and Currency Fund	199,140,308	133,628,747

Purchases and proceeds from sales and maturities of U.S. Government securities for the year or period ended October 31, 2014 were as follows:

	Purchases	Sales and Maturities
Schroder Broad Tax-Aware Value Bond Fund	$9,823,102	$4,730,083
Schroder Global Strategic Bond Fund	3,639,394	100,984
Schroder Long Duration Investment-Grade Bond Fund	12,294,802	9,608,728
Schroder Total Return Fixed Income Fund	344,727,180	348,182,124
Schroder Absolute Return EMD and Currency Fund	47,781,279	30,216,932

NOTE 7 — FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from paydown gains and losses, foreign currency transactions, market discount, swaps and convertible preferred debt instruments. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

At October 31, 2014, the Funds reclassified the following permanent amounts between undistributed net investment income and accumulated realized gain (loss):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Realized Gain (Loss)	Increase (Decrease) Capital Paid-in
Schroder Emerging Markets Multi-Sector Bond Fund	$(590,787)	$590,787	$—
Schroder Global Strategic Bond Fund	1,553,372	(1,553,372)	—
Schroder Total Return Fixed Income Fund	112,058	(112,058)	—
Schroder Global Multi-Asset Income Fund	305,517	(305,517)	—
Schroder Absolute Return EMD and Currency Fund	(3,578,078)	3,578,078	—

98

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2014

The tax character of dividends and distributions declared during the years or periods ended October 31, 2014 and October 31, 2013, unless otherwise noted, was as follows:

	Ordinary Income	Tax- Exempt Income	Long- Term Capital Gain	Total
Schroder Broad Tax-Aware Value Bond Fund
2014	$250,453	$2,977,032	$1,073,443	$4,300,928
2013	141,105	798,685	—	939,790
2013*	851,853	2,738,741	65,425	3,656,019
Schroder Emerging Markets Multi-Sector Bond Fund
2014	1,631,572	—	—	1,631,572
2013	448,657	—	—	448,657
Schroder Global Strategic Bond Fund
2014	20,705	—	—	20,705
Schroder Long Duration Investment-Grade Bond Fund
2014	1,851,798	—	1,813,007	3,664,805
2013	524,407	—	—	524,407
2013*	2,625,300	—	614,199	3,239,499
Schroder Total Return Fixed Income Fund
2014	3,854,854	—	—	3,854,854
2013	5,391,181	—	646,089	6,037,270
Schroder Global Multi-Asset Income Fund
2014	344,162	—	—	344,162
Schroder Absolute Return EMD and Currency Fund
2014	3,141,510	—	—	3,141,510
2013	906,520	—	—	906,520

* Year ended July 31, 2013.

As of October 31, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Schroder Broad Tax-Aware Value Bond Fund	$—	$23,701	$1,374,285	$—	$9,738,822	$(17,947)	$11,118,861
Schroder Emerging Markets Multi-Sector Bond Fund	299,128	—	45,609	—	(543,073)	(172,600)	(370,936)
Schroder Global Strategic Bond Fund	1,615,194	—	—	(294,263)	(855,425)	(43,178)	422,328
Schroder Long Duration Investment-Grade Bond Fund	1,292,270	—	1,782,854	—	2,779,825	(2)	5,854,947
Schroder Total Return Fixed Income Fund	295,703	—	—	(51,220)	2,553,314	(481,014)	2,316,783
Schroder Global Multi-Asset Income Fund	458,477	—	—	(173,176)	(692,147)	(138,430)	(545,276)
Schroder Absolute Return EMD and Currency Fund	2,962,326	—	1,896,382	—	(2,201,966)	(2,173,270)	483,472

Each Fund may use its tax basis capital loss carryforwards listed above to offset taxable capital gains realized in subsequent years for federal income tax purposes. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-RIC Mod losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.

99

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2014

The Funds listed below have the following post-RIC Mod losses, which do not expire:

	Short-Term Loss	Long-Term Loss	Total
Schroder Global Strategic Bond Fund	$28,851	$265,412	$294,263
Schroder Total Return Fixed Income Fund	—	51,220	51,220
Schroder Global Multi-Asset Income Fund	173,176	—	173,176

During the year ended October 31, 2014 the Funds listed below utilized capital loss carryforwards to offset capital gains:

Schroder Long Duration Investment-Grade Bond Fund	$25,806
Schroder Total Return Fixed Income Fund	1,355,746

At October 31, 2014, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

	Identified Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Schroder Broad Tax-Aware Value Bond Fund	$82,854,152	$9,738,822	$—	$9,738,822
Schroder Emerging Markets Multi-Sector Bond Fund	35,627,631	244,517	(815,345)	(570,828)
Schroder Global Strategic Bond Fund	26,602,441	49,712	(966,118)	(916,406)
Schroder Long Duration Investment-Grade Bond Fund	21,127,585	2,879,061	(99,236)	2,779,825
Schroder Total Return Fixed Income Fund	148,820,111	3,061,975	(507,406)	2,554,569
Schroder Global Multi-Asset Income Fund	24,661,700	284,397	(1,169,007)	(884,610)
Schroder Absolute Return EMD and Currency Fund	262,639,450	2,014,913	(5,110,229)	(3,095,316)

NOTE 8 — IN-KIND TRANSFERS

On January 10, 2013, the Schroder Long Duration Investment-Grade Bond Fund issued shares for an in-kind subscription.

	Shares Issued	Value	Unrealized Appreciation	Date
Schroder Long Duration Investment-Grade Bond Fund	993,175	10,785,877	—	January 10, 2013

NOTE 9 — PORTFOLIO INVESTMENT RISKS

Schroder Total Return Fixed Income Fund invests a portion of its assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Schroder Broad-Tax Aware Value Bond and Schroder Long Duration Investment-Grade Bond Fund invest a portion of their assets in municipal bonds. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source.  Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of

100

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2014

the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the municipal bonds.

Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund, Schroder Global Multi-Asset Income Fund and Schroder Absolute Return EMD and Currency Fund have a relatively large portion of their assets invested in companies or issuers domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Under normal market conditions, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund, Schroder Global Multi-Asset Income Fund and Schroder Absolute Return EMD and Currency Fund invests in emerging markets debt securities and will have exposure to currencies around the world, including currencies of emerging market countries. The values of foreign currencies relative to the U.S. dollar may be extremely volatile and may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could adversely affect the values of a Fund’s assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments. If the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and potentially the Fund’s income available for distribution.

Schroder Broad-Tax Aware Value Bond, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Global Multi-Asset Income Fund, and Schroder Absolute Return EMD and Currency Fund may enter into derivative transactions including futures contracts, options, and swap contracts. Derivatives are financial contracts whose values depend on, or derive from, the value of an underlying asset, reference rate, or index. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Funds’ adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

NOTE 10 — BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of October 31, 2014 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of many shareholders.

	5% or Greater Shareholders
	Number	% of Fund Held
Schroder Broad Tax-Aware Value Bond Fund	5	72.54
Schroder Emerging Markets Multi-Sector Bond Fund	2	91.91
Schroder Global Strategic Bond Fund	2	95.04
Schroder Long Duration Investment-Grade Bond Fund	6	99.90
Schroder Total Return Fixed Income Fund	6	73.42
Schroder Global Multi-Asset Income Fund	1	92.73
Schroder Absolute Return EMD and Currency Fund	4	77.47

One account shown above holding 66.77% of the Schroder Emerging Markets Multi-Sector Bond Fund, one account shown above holding 81.51% of the Schroder Global Strategic Bond Fund, and one account shown above holding 92.73% of the Schroder Global Multi-Asset Income Fund is owned by an affiliate of SIMNA.

101

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2014

NOTE 11 — LINE OF CREDIT

The Funds entered into a credit agreement on October 6, 2008, as amended from time to time, that enables them to participate in a $50 million committed revolving line of credit with JPMorgan Chase Bank, N.A., increased from $25 million effective September 29, 2014. Any advance under the line of credit is contemplated primarily for temporary or emergency purposes, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on their borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. The Funds did not have any borrowings under the credit agreement during the year or period ended October 31, 2014.

NOTE 12 — CAPITAL SHARE TRANSACTIONS

Capital share transactions for the year or period ended October 31, 2014 and the year or period ended October 31, 2013, were as follows:

	Broad Tax-Aware Value Bond Fund			Emerging Markets Multi- Sector Bond Fund		Global Strategic Bond Fund
	2014	2013†	2013*	2014	2013(a)	2014(b)
Investor Shares:
Sales of shares	757,869	—	2,183,090	1,015,703	2,400,001	2,798,356
Reinvestment of distributions	292,513	59,180	203,476	16,013	—	—
Redemption of shares	(1,727,422)	(731,534)	(2,037,410)	(44,150)	—	—
Net increase (decrease) in Investor Shares	(677,040)	(672,354)	349,156	987,566	2,400,001	2,798,356
Advisor Shares:
Sales of shares	—	—	—	594,597	209,040	151,933
Reinvestment of distributions	—	—	—	14,115	1,043	10
Redemption of shares	—	—	—	(591,810)	(20,197)	(6,009)
Net increase in Advisor Shares	—	—	—	16,902	189,886	145,934

	Long Duration Investment-Grade Bond Fund			Total Return Fixed Income Fund
	2014	2013†	2013*	2014	2013
Investor Shares:
Sales of shares	137,832	—	1,243,434	2,465,798	7,231,639
Reinvestment of distributions	246,555	13,607	148,104	365,110	499,274
Redemption of shares	(2,526,453)	(19,237)	(2,311,053)	(1,912,404)	(2,108,239)
Redemption of shares in-kind	—	—	993,175	—	—
Net increase (decrease) in Investor Shares	(2,142,066)	(5,630)	73,660	918,504	5,622,674
Advisor Shares:
Sales of shares	—	—	—	17,865	290,574
Reinvestment of distributions	—	—	—	6,772	21,143
Redemption of shares	—	—	—	(158,769)	(345,700)
Net (decrease) in Advisor Shares	—	—	—	(134,132)	(33,983)

	Global Multi-Asset Income Fund	Absolute Return EMD and Currency Fund
	2014(b)	2014	2013
Investor Shares:
Sales of shares	2,482,959	20,137,308	10,414,374
Reinvestment of distributions	231	162,336	79,435
Redemption of shares	(229)	(6,806,753)	(5,841,185)
Net increase in Investor Shares	2,482,961	13,492,891	4,652,624
Advisor Shares:
Sales of shares	105,719	5,303,627	5,044,449
Reinvestment of distributions	52	79,544	5,836
Redemption of shares	(510)	(8,667,922)	(1,485,406)
Net increase (decrease) in Advisor Shares	105,261	(3,284,751)	3,564,879

†   August 1, 2013 to October 31, 2013 (See Note 1).

*   Year ended July 31, 2013

(a)  Fund commenced investment activities on June 25, 2013.

(b)  Fund commenced investment activities on June 23, 2014.

102

Schroder Mutual Funds

Notes to Financial Statements (concluded)

October 31, 2014

NOTE 13 — LITIGATION

In May 2011, “Schroders US Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as Litigation Trustee of the LB Litigation Trust, in the case captioned Weisfelner v. A. Holmes & H. Holmes TTEE, et al. (Adv. Pro. No. 10-5525) (Bankr. S.D.N.Y.) (the “Litigation Trust Action”).  In January 2012, “Schroders US Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as trustee of the LB Creditors Trust, in the case captioned Weisfelner v. Fund 1 et al. (Adv. Pro. No. 10-04609) (the “Creditors Trust Action”).  Both litigations seek to recover all payments made to shareholders in the December 2007 leveraged buyout of Lyondell Chemical Company as alleged fraudulent transfers.  The Litigation Trust Action asserted intentional and constructive fraudulent transfer actions under the Bankruptcy Code, and the Creditors Trust Action asserted intentional and constructive fraudulent transfer actions under state law.  Both litigations allege that Schroders US Mutual Funds received $2,045,424 in payments in the leveraged buyout.  The Funds’ records indicate that Schroder North American Equity Fund received payment in that amount related to the buyout, and that Fund is the only Schroder U.S. mutual fund that received such a payment.  Schroder North American Equity Fund has joined in motions to dismiss that were previously filed by other defendants.  By order dated October 6, 2011, the motions to dismiss were granted with respect to the constructive fraudulent transfer claims brought under the Bankruptcy Code in the Litigation Trust Action.  By order dated January 14, 2014, the motions to dismiss in the Creditors Trust Action were granted with respect to the intentional fraudulent transfer claims brought under state law with leave to replead, and denied with respect to the constructive fraudulent transfer claims brought under state law.  Further amended complaints were filed on April 9, 2014, and further motions to dismiss have been filed and are scheduled for hearing on January 14, 2015.  Pursuant to a case management order, all defenses other than the omnibus grounds included in the motion to dismiss, including for insufficient service, are preserved and may only be raised after the motion to dismiss is decided.  The possible outcome of the actions is currently uncertain, but the maximum exposure to the North American Equity Fund is $2,045,424.

NOTE 14 — SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued.  Effective December 19, 2014, each Fund has adopted a Shareholder Service Plan with respect to its Advisor Shares and Investor Shares, pursuant to which each applicable Fund, out of the assets attributable to its Advisor Shares or its Investor Shares, may make payments to Schroders, SFA, and such other entities as may act as the shareholder servicer, as compensation for providing services and/or incurring expenses directly or indirectly supporting or relating to the shareholder servicing function for Advisor Shares and Investor Shares (collectively, “Services”) at an aggregate annual rate of up to 0.15% of the average daily net assets attributable to the applicable class. This payment is in addition to payments by the Funds’ Advisor Shares under their Rule 12b-1 plans; the amount paid by the Funds that relates to Services is reviewed periodically by the Trustees. Prior to December 19, 2014, each Fund, with respect to its Advisor Shares, was authorized to reimburse SFA, Schroders, or their affiliates for a portion of those payments related to sub-administration, sub-transfer agency, or other shareholder services; the amount of that reimbursement was limited to 0.10% of a Fund’s Advisor Shares’ average daily net assets.  SFA, Schroders, or any of their affiliates, may from time to time, from their own assets, also make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or for distribution-related services.  Based on this evaluation, no adjustments were required to the financial statements as of October 31, 2014.

103

Schroder Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Schroder Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder Total Return Fixed Income Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Absolute Return EMD and Currency Fund, Schroder Global Multi-Asset Income Fund, and Schroder Global Strategic Bond Fund (seven of the series constituting Schroder Series Trust) (collectively referred to as the “Funds”) at October 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements and financial highlights of Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund as of July 31, 2012 and for the period October 3, 2011 (commencement of operations) to July 31, 2012 were audited by other auditors whose report dated September 28, 2012 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2014

104

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited)

RENEWAL OF INVESTMENT ADVISORY AGREEMENTS FOR THE SCHRODER MUTUAL FUNDS

The advisory and subadvisory agreements (the “Advisory Agreements”) for Schroder Total Return Fixed Income Fund and Schroder Absolute Return EMD and Currency Fund (collectively, the “Existing Funds”) are subject to annual approval by the Trustees of the Funds. Schroder Tax-Aware Value Bond Fund, Schroder Long Duration Investment Grade Bond Fund, and Schroder Emerging Markets Multi-Sector Bond Fund were approved in June 2013 for an initial two-year period and will be subject to annual approval beginning in June 2015. The Trustees meet over the course of the year with investment advisory personnel from Schroder Investment Management North America Inc. (“SIMNA”) and regularly review detailed information regarding the investment program and performance of each Existing Fund. The Trustees met in June 2014 to consider the continuation of the Advisory Agreements in respect of each of the Existing Funds for the following year. At the same meeting, the Trustees considered the approval of the Advisory Agreements in respect of Schroder Global Strategic Bond Fund and Schroder Global Multi-Asset Income Fund (the “New Funds,” together with the Existing Funds, the “Funds”) for an initial two-year period. The Trustees considered a number of factors, though they did not identify any one particular factor alone that they considered determinative. Factors considered by the Trustees included those described below, among others.

With respect to the Existing Funds, the Trustees considered the overall nature, extent and quality of the services provided by SIMNA, and the services provided by Schroder Investment Management North America Limited (“SIMNA Ltd.”) as sub-advisor to the Schroder Absolute Return EMD and Currency Fund pursuant to a subadvisory agreement (the “Existing Subadvisory Agreement”) between SIMNA and SIMNA Ltd. They also considered the non-advisory services provided by affiliates of SIMNA. In this regard, the Trustees took into account the experience of the respective Funds’ portfolio management teams and of SIMNA’s senior management, and the time and attention devoted by each to the respective Funds. They also considered the portfolio managers’ compensation, their discretionary bonuses, how their bonuses are calculated, and whether the compensation structure for portfolio managers creates conflicts of interest, and if so, how these conflicts are managed.

The Trustees reviewed the information provided by SIMNA and compiled by Lipper, Inc. (“Lipper”) showing a comparison of SIMNA’s fee rate for each Existing Fund, as well as each Existing Fund’s expense ratio, compared to a peer group of mutual funds having similar objectives, strategies, asset sizes, and distribution channel as the Existing Funds. The Trustees also reviewed information as to brokerage commissions for each Existing Fund as compared to peer group funds. In reviewing the performance information provided by Lipper, the Trustees considered both short term and longer term performance, but placed greater emphasis on longer term performance.

In respect of the Schroder Total Return Fixed Income Fund, the Trustees considered that the Fund has competitive contractual and actual management fees, ranking third out of fourteen peer group funds for contractual management fees and first out of fourteen peer group funds for actual management fees.  They noted that total expenses ranked in the first quintile for Investor Shares and the second quintile for Advisor Shares compared to peer group funds.  The Trustees noted that the Fund’s performance was in the fourth quintile for both Investor Shares and Advisor Shares in the last year as compared to its peer group, in the third quintile for the three year period, and in the fourth quintile for the five year period, but in the second quintile for both Investor Shares and Advisor Shares since inception.  The Trustees determined that the management fee did not appear unreasonable in light of the information provided.

For the Schroder Absolute Return EMD and Currency Fund, the Trustees noted that the Fund ranked second and sixth out of a peer group of eight for contractual management fees and actual management fees, respectively.  The Trustees considered that total expenses for Investor Shares and Advisor Shares were in the first and second quintiles, respectively, compared to a peer group.  They also noted that the Fund’s performance was in the third quintile for the previous calendar year and in the second quintile for the two-year period as compared to its peer group. They further noted that the Fund’s performance was in the fourth quintile for both periods as compared to the universe of all retail and institutional absolute-return funds (regardless of asset size or primary channel of distribution).  Although the Trustees noted that the comparative data provided by Lipper was arguably of limited usefulness in light of the broad spectrum of absolute return investment strategies included in it, they considered SIMNA’s view that the Fund was providing an uncorrelated absolute return, as it was designed to do. In light of the information provided, the Trustees determined that the management fee did not appear unreasonable.

105

The Independent Trustees found that the advisory and administrative fees charged by SIMNA to the Existing Funds appeared generally to be fair compared to those paid by other clients of SIMNA.  They noted that SIMNA generally charges similar fees for third party mutual funds with similar strategies for which SIMNA serves as sub-adviser as those charged to the Existing Funds.  In addition, the Trustees noted that the fees charged to SIMNA’s separate account clients are similar to those charged to the Existing Funds.

The Trustees considered the information regarding the profitability of the Existing Funds’ advisory arrangements to SIMNA.  They noted that, as the Existing Funds have grown in recent years, the levels of profitability to SIMNA have also increased, although SIMNA continues to bear the cost of expense limitations for the Existing Funds.  The Trustees determined that the levels of profitability did not appear inappropriate or unreasonable at this time.  They considered whether economies of scale would likely be realized as the Existing Funds grow and whether a reduction in the advisory fees paid by the Existing Funds by means of breakpoints would be appropriate.  They concluded, in light of the sizes of the Existing Funds and their expected growth rates and current levels of profitability to SIMNA, that it did not appear appropriate at this point for breakpoints to be implemented, although the Trustees noted that, if the Existing Funds continue to grow at current rates, it might become appropriate in the future to implement breakpoints with respect to an Existing Fund.

As to the New Funds, the Trustees considered the overall nature, extent, and quality of the services expected to be provided by SIMNA and SIMNA Ltd. and the non-advisory services provided by affiliates of SIMNA.  They considered the experience of the New Funds’ portfolio management teams and of SIMNA’s senior management, and the time and attention expected to be devoted by each to the New Funds.  The Trustees considered that the New Funds’ contractual arrangements, share classes, and disclosures would generally be the same as those currently in place for existing funds. The Trustees also considered that, as compared to the fees for peer funds as presented in the materials, the proposed fees, including advisory fees and total expenses, were within the range of peer funds’ fees.  The Trustees considered the information regarding the fees charged by SIMNA to provide similar investment strategies to other clients, and found the fees proposed for the New Funds to be generally in line.  The Trustees also noted that, given the small size of the New Funds in their start-up phase and in light of the proposed expense limitations, the Trustees did not consider that the profitability of the New Funds to SIMNA was likely to be unreasonable, or that breakpoints or other similar steps should be implemented at this time. The Trustees also noted that they would continue to monitor economies of scale as the New Funds grew.

After considering all the information described above, the Trustees at the meeting, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Funds, SIMNA or SIMNA Ltd., unanimously voted to approve (i) the continuation of the Advisory Agreements in respect of each of the Existing Funds, including the advisory fees proposed in connection with that continuation and (ii) the advisory agreements of the New Funds, including the advisory fees proposed in connection with that approval.

106

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Mutual Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways.

•      Actual expenses. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•      Hypothetical example for comparison purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund’s actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

	Beginning	Ending	Net	Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	5/1/14	10/31/14	Ratios	Period*
Schroder Broad Tax-Aware Value Bond Fund
Actual Expenses
Investor Shares	$1,000.00	$1,060.20	0.46%	$2.39
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,022.78	0.46	$2.35
Schroder Emerging Markets Multi-Sector Bond Fund
Actual Expenses
Investor Shares	$1,000.00	$1,015.10	0.90%	$4.57
Advisor Shares	1,000.00	1,014.60	1.15	5.84
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,020.67	0.90	$4.58
Advisor Shares	1,000.00	1,019.41	1.15	5.85
Schroder Global Strategic Bond Fund
Actual Expenses
Investor Shares	$1,000.00	$1,016.80	0.79%	$2.84	**
Advisor Shares	1,000.00	1,016.40	1.04	3.73	**
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,021.22	0.79	$4.02
Advisor Shares	1,000.00	1,019.96	1.04	5.30

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/365 (to reflect the one-half year period).

** Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 130/365.

107

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder Long Duration Investment-Grade Bond Fund
Actual Expenses
Investor Shares	$1,000.00	$1,062.30	0.46%	$2.39
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,022.89	0.46%	$2.35
Schroder Total Return Fixed Income Fund
Actual Expenses
Investor Shares	$1,000.00	$1,025.20	0.40%	$2.04
Advisor Shares	1,000.00	1,023.90	0.65	3.32
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.19	0.40%	$2.04
Advisor Shares	1,000.00	1,021.93	0.65	3.31
Schroder Global Multi-Asset Income Fund
Actual Expenses
Investor Shares	$1,000.00	$991.70	0.80%	$4.02	**
Advisor Shares	1,000.00	990.80	1.05	5.27	**
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,021.17	0.80	$4.08
Advisor Shares	1,000.00	1,019.91	1.05	5.35
Schroder Absolute Return EMD and Currency Fund
Actual Expenses
Investor Shares	$1,000.00	$996.10	1.15%	$5.79
Advisor Shares	1,000.00	995.20	1.40	7.04
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.41	1.15	$5.85
Advisor Shares	1,000.00	1,018.15	1.40	7.12

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/365 (to reflect the one-half year period).

** Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 130/365.

108

Trustees and Officers (unaudited)

Additional information regarding the Trustees is included in the Funds’ Statement of Additional Information, which is available free of charge by calling (800) 464-3108.

Name, Age and Address	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Series In Fund Complex Overseen by Board Member (a)	Other Directorships Held by Board Member
Trustees

Catherine A. Mazza†, 54 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman (All Trusts)	Indefinite Since 2003 (SGST) Since 2006 (SCFD and SST)	Trustee and Chairman of each Trust; Institutional Relationship Director, SIMNA; Member of the Board of Managers, Schroder Fund Advisors LLC. Formerly, President and Chief Executive Officer, SCFD and SST; Senior Vice President, SIMNA.	15	None
Jay S. Calhoun*, 59 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 2010	Treasurer, Carnegie Mellon University. Formerly, Managing Partner, Rysamax Partners (marketing and business development support); Senior Vice President and Treasurer, New York Life Insurance Company.	15	None
Margaret M. Cannella*, 62 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 2010	Adjunct professor, Columbia Business School. Formerly, Managing Director, JP Morgan Securities Inc.; Head, Credit Research, JP Morgan Securities Inc.; and Head, Equity Research, JP Morgan Securities Inc.	15	Avolon Holdings Ltd; formerly, Wilshire Mutual Funds, Inc. (15 funds) and Wilshire Variable Insurance Trust, Inc. (9 funds)
Mark D. Gersten*, 64 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 2012	Senior Vice President — Global Fund Administration, Mutual and Alternative Funds, AllianceBernstein L.P. (investment management).	15	Two Roads Share Trust (6 funds), Northern Lights Fund Trust (75 funds), and Northern Lights Variable Fund Trust 22 funds)

* Also serves as a member of the Audit Committee for each Trust on which they serve. Mr. Gersten is the Chairman of the Audit Committees.

† Trustee deemed to be an “interested person” of the Trusts as defined in the Investment Company Act is referred to as an “Interested Trustee.”  Ms. Mazza is an Interested Trustee due to her status as an officer and employee of SIMNA, the Trust’s investment advisor and its affiliates.

(a) The “Fund Complex” includes all series of Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust.

109

Name, Age and Address	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Mark A. Hemenetz, 58 875 Third Avenue, 22nd Fl. New York, NY 10022	President and Principal Executive Officer	Indefinite Since 2004	Chief Operating Officer-Americas, SIMNA; Member of Board of Managers, Schroder Fund Advisors LLC.
Alan M. Mandel, 57 875 Third Avenue, 22nd Fl. New York, NY 10022	Treasurer and Principal Financial and Accounting Officer	Indefinite Since 1998 (SST and SCFD) Since 2003 (SGST)	Head of Fund Administration, SIMNA; Member of Board of Managers, Schroder Fund Advisors, LLC.
Stephen M. DeTore, 63 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Compliance Officer	Indefinite Since 2005	Chief Compliance Officer, SIMNA; Member of Board of Managers, Schroder Fund Advisors LLC.
William Sauer, 51 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Since 2008	Head of Investor Services, SIMNA.
Carin Muhlbaum, 52 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Vice President since 1998 (SST and SCFD) Vice President since 2003 (SGST)	General Counsel, SIMNA; Secretary and General Counsel, Schroder Fund Advisors LLC; Formerly, Member of Board of Managers, Schroder Fund Advisors, LLC.
Abby Ingber, 51 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Legal Officer and Secretary/Clerk	Indefinite Chief Legal Officer since 2006 Secretary/Clerk since 2007	Deputy General Counsel, SIMNA; Member of Board of Managers, Schroder Fund Advisors LLC.
David Marshall, 42 875 Third Avenue, 22nd Fl. New York, NY 10022	Assistant Treasurer	Indefinite Since 2014	Manager of Fund Administration, Schroders; Assistant Treasurer of Schroder Series Trust. Formerly, Vice President of Fund Administration, AMG Funds.
Angel Lanier, 53 875 Third Avenue, 22nd Fl. New York, NY 10022	Assistant Secretary	Indefinite Since 2005	Legal Assistant, SIMNA; Assistant Secretary, Schroder Fund Advisors LLC.

110

Notice to Shareholders (unaudited)

For shareholders that do not have an October 31, 2014 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2014 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2014, each Fund has designated the following items with regard to distributions paid during the year.

	Long Term Capital Gain Distribution	Ordinary Income Distributions	Tax-Exempt Income Distributions	Total Distributions	Qualifying For Corporate Dividends Rec. Deductions (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Schroder Broad Tax-Aware Value Bond Fund	24.96%	5.81%	69.23%	100.00%	0.00%	0.00%	4.06%	7.87%	0.00%
Schroder Emerging Markets Multi-Sector Bond Fund	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%
Schroder Global Strategic Bond Fund (a)	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.30%	12.67%	0.00%
Schroder Long Duration Investment-Grade Bond Fund	49.47%	50.53%	0.00%	100.00%	0.00%	0.00%	8.31%	61.33%	100.00%
Schroder Total Return Fixed Income Fund	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	9.43%	90.31%	0.00%
Schroder Global Multi-Asset Income Fund (b)	0.00%	100.00%	0.00%	100.00%	3.93%	12.58%	0.00%	15.59%	0.00%
Schroder Absolute Return EMD and Currency Fund (c)	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	9.91%	2.25%	100.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and is reflected as a percentage of “Ordinary Income Distributions”.

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions”. It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year.  This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions).  Generally, interest from direct U.S. Government Obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(a) The Fund intends to pass through a foreign tax credit to shareholders.  For fiscal year ended 2014, the total amount of foreign source gross income is $198,723.  The total amount of foreign tax to be paid is $1,740.  Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(b) The Fund intends to pass through a foreign tax credit to shareholders.  For fiscal year ended 2014, the total amount of foreign source gross income is $402,460.  The total amount of foreign tax to be paid is $8,801.  Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(c) The Fund intends to pass through a foreign tax credit to shareholders.  For fiscal year ended 2014, the total amount of foreign source gross income is $6,838,047.  The total amount of foreign tax to be paid is $134,768.  Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

111

Notice to Shareholders (unaudited) — (concluded)

On December 10, 2014, the following Funds made per share short-term and long-term capital gain distributions to the shareholders of record as of December 9, 2014:

	Short-Term Capital Gains	Long-Term Capital Gains
Schroder Broad Tax-Aware Value Bond Fund
Investor Shares	—	0.1494
Schroder Emerging Markets Multi-Sector Bond Fund
Investor Shares	0.0506	0.0140
Advisor Shares	0.0506	0.0140
Schroder Global Strategic Bond Fund
Investor Shares	—	—
Advisor Shares	—	—
Schroder Long Duration Investment-Grade Bond Fund
Investor Shares	0.5429	0.7536
Schroder Global Multi-Asset Income Fund
Investor Shares	—	—
Advisor Shares	—	—
Schroder Total Return Fixed Income Fund
Investor Shares	—	—
Advisor Shares	—	—
Schroder Absolute Return EMD and Currency Fund
Investor Shares	0.0643	0.0746
Advisor Shares	0.0643	0.0746

112

Shareholder Voting Results (unaudited)

Special Meetings of Shareholders

At the Combined Meeting of Shareholders on October 2, 2014, shareholders of the Schroder Broad Tax-Aware Value Bond Fund were asked to vote for the proposal to change the investment objective of the Fund. The results of the vote are provided below:

Total Shares			% of Outstanding Shares	% of Shares Present
Outstanding	Votes in Favor	Votes Withheld	Voting in Favor	Voting in Favor

8,574,209	2,829,490	—	33.00%	87.55%

At the Combined Meeting of Shareholders on May 15, 2014, shareholders of the Schroder Emerging Markets Multi-Sector Bond Fund were asked to vote for the proposal to change the classification of the Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act.  The results of the vote are provided below:

Total Shares			% of Outstanding Shares	% of Shares Present
Outstanding	Votes in Favor	Votes Withheld	Voting in Favor	Voting in Favor

2,839,514	2,500,002	—	88.04%	94.50%

113

Notes

114

Notes

115

Privacy Statement

FACTS	WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•                       Social Security number and income

•                       account balances and account transactions

•                       assets and investment experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We Don’t Share
For nonaffiliates to market to you	No	We Don’t Share

Questions?	For Schroder Mutual Funds, call BFDS at (800) 464-3108. For other inquiries, call Institutional Client Service at (212) 641-3800 or email clientserviceny@us.schroders.com

Who we are

Who is providing this notice?	• Schroder Investment Management North America Inc. • Schroder Mutual Funds • Schroder Fund Advisors LLC

What we do

How does Schroders protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is limited to employees who need it to perform their jobs.  Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?

We collect your personal information, for example, when you

•                       open an account and provide account information

•                       give us your contact information

•                       show your driver’s license or government issued ID

•                       enter into an investment advisory contract

•                       make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•                   sharing for affiliates’ everyday business purposes—information about your creditworthiness

•      affiliates from using your information to market to you

•      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•                  Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•                  Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Schroders doesn’t jointly market.

Investment Advisor	Schroder Investment Management North America, Inc. 875 Third Avenue, 22nd Floor New York, NY

Trustees	Catherine A. Mazza (Chairman) Jay S. Calhoun Margaret M. Cannella Mark D. Gersten

Distributor	Schroder Fund Advisors LLC 875 Third Avenue, 22nd Floor New York, NY 10022

Transfer & Shareholder Servicing Agent	Boston Financial Data Services, Inc.

Custodian	JPMorgan Chase Bank

Counsel	Ropes & Gray LLP

Independent Registered Public	PricewaterhouseCoopers LLP
Accounting Firm

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Schroder Series Trust
P.O. Box 55260
Boston, MA 02205-5260
(800) 464-3108

00131679

Item 2.   Code of Ethics.

(a)  The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)  There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item’s instructions.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the Code of Ethics that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.   Audit Committee Financial Expert.

(a)(1)  The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)  The audit committee financial expert is Mark Gersten.  Mr. Gersten is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.   Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2014					2013
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$330,000		N/A	$42,000		$323,888		N/A	$40,000
(b)	Audit-Related Fees	$0		$0	$0		$0		$0	$0
(c)	Tax Fees	$59,025	(1)	$0	$125,000	(2)	$39,739	(1)	$0	$390,500	(2)
(d)	All Other Fees	$0		$0	$0		$0		$0	$0

Notes:

(1)         Tax return preparation fees.

(2)         Tax compliance services provided to service affiliates of the Funds.

Effective June 24, 2013, Schroder Long Duration Investment-Grade Bond Fund and Schroder Tax-Aware Value Bond Fund(the “Merged Funds”) were reorganized as series of Schroder Series Trust, at which point PricewaterhouseCoopers LLP became the Merged Funds’ principal accountant.  Prior to that date, the Merged Funds’ principal accountant was Ernst & Young (“E&Y”).

For the Merged Funds’ fiscal year ended July 31, 2013, E&Y billed the Merged Funds aggregate fees for services rendered as follows:

		2013
		All fees and services to the Merged Funds that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$11,500	$0	$0
(b)	Audit-Related Fees	$0	$0	$0
(c)	Tax Fees	$0	$0	$0
(d)	All Other Fees	$0	$0	$0

(e)(1)      The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.

(e)(2)      Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2014	2013
Audit-Related Fees	n/a	n/a
Tax Fees	0%	0%
All Other Fees	n/a	n/a

(f)            Not applicable.

(g)           The aggregate non-audit fees and services billed by PricewaterhouseCoopers LLP to the Funds, SIMNA and any entity controlling, controlled by or under common control with SIMNA that provides services to the Funds for the last two fiscal years were $184,025 and $430,239 for 2014 and 2013, respectively. Over the same period, the aggregate non-audit fees and services billed by E&Y to the Merged Funds, SIMNA and any entity controlling, controlled by or under common control with SIMNA that provides services to the Merged Funds were $0 and $0 for 2014 and 2013, respectively.

(h)           Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.   Schedule of Investments

Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period from August 1, 2014 through October 31, 2014 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schroder Series Trust

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer
Date: January 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer

Date: January 2, 2015

By (Signature and Title)*	/s/ Alan M. Mandel
Alan M. Mandel
Treasurer and Chief Financial Officer
Date: January 2, 2015

*     Print the name and title of each signing officer under his or her signature.